                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS AGREEMENT is made and entered into as of December __, 1999, among Cantor Fitzgerald, L.P., a Delaware limited partnership ("CFLP"), Cantor Fitzgerald Securities, a New York general partnership ("CFS"), CFFE, LLC, a Delaware limited liability company ("CFFE"), Cantor Fitzgerald L.L.C., a Delaware limited liability company ("CF"), CFPH, LLC, a Delaware limited liability company ("CFPH"), and Cantor Fitzgerald & Co., a New York general partnership ("CF&Co" and, together with CFLP, CFS, CFFE, CF, and CFPH, the "Assignors"), and eSpeed, Inc., a Delaware corporation ("Assignee").

                              W I T N E S S E T H:

         WHEREAS, Assignee is a recently formed company that has been organized to engage in the business of operating interactive electronic marketplaces in accordance with the (i) Joint Services Agreement (as hereinafter defined) and
(ii) Administrative Services Agreement (as hereinafter defined) (the "Business"), initially to be used principally by financial and wholesale market participants to trade in fixed income securities, futures, options and other financial instruments and including the eSpeed system described in the final prospectus filed by Assignee (the "Prospectus") relating to Assignee's initial public offering.

         WHEREAS, each of CFLP, CFS and CF&Co currently operate the Business and each Assignor owns or has the right to use the Assets (as hereinafter defined) used to operate the Business, including, without limitation, certain hardware, software, technologies, systems and other intellectual property and agreements that are principally used in the Business.

         WHEREAS, Assignee desires to acquire such assets from the Assignors in exchange for the issuance to each Assignor of the number of shares of Class B Common Stock, par value $.01, of Assignee (the "Class B Shares") set out opposite the name of such Assignor on Schedule 1.04 hereto, being 43,999,900 Class B Shares in the aggregate for all of the Assignors (the "Consideration").

         WHEREAS, each Assignor has determined that its share of the Consideration represents valuable and fair consideration for the transfer of its portion of such assets to Assignee and has determined that it is in its best interest to transfer its portion of such assets to Assignee in return for the Consideration.

         NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and upon the terms and conditions hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I

                               TERMS OF ASSIGNMENT

         1.01. Assignment. On the terms and subject to the conditions in this Agreement and for the Consideration specified herein, at the Closing (as hereinafter defined), the Assignors shall sell, transfer, convey, assign and deliver to Assignee, and Assignee shall purchase, acquire and accept from the Assignors, free and clear of all mortgages, pledges, assessments, security interests, conditional sale or title retention contracts, leases, liens, adverse claims, Taxes (as hereinafter defined), levies, charges, options, rights of first refusal, transfer restrictions or other encumbrances of any nature, or any contracts, agreements or understandings to grant any of the foregoing (collectively, "Liens"), all of the Assignors' right, title and interest in, to and under the following assets and rights, including, but not limited to, the assets and rights identified on Schedule 1.01, in each case to the extent used or held for use principally in the Business, but excluding the Excluded Assets (as hereinafter defined) (the "Assignment"):

         (a) all machinery, equipment, computers, network servers, monitors, servers and other related items of tangible personal property of the Assignors, principally used in the Business (the "Equipment");

         (b) all fictional business names, trade names, d/b/a names, logos, Internet domain names (including, without limitation, www.eSpeed.com), trademarks, service marks (including, without limitation, eSpeed(Service Mark)), trade dress and any and all federal, state, local and foreign applications, registrations and renewals therefor, and all the goodwill associated therewith principally used in the Business (collectively, "Marks"); all copyrights in both published works and unpublished works, and in online works such as Internet web sites, and any federal or foreign applications, registrations and renewals therefor principally used in the Business (collectively, "Copyrights"); all rights in any and all licensed or proprietary computer software, firmware, middleware, programs, systems applications, databases and files (in whatever form or medium), including all material documentation, relating thereto, and all source and object codes relating thereto principally used in the Business (collectively, "Computer Software and Files"); all know-how, trade secrets, confidential information, competitively sensitive and proprietary information (including but not limited to internal pricing information, supplier information, telephone and telefax numbers, and e-mail addresses), technical information, data, process technology, drawings and blue prints principally used in the Business, other than the Information (as hereinafter defined) (collectively, "Trade Secrets"); and the right to sue for past infringement, if any, in connection with any of the foregoing, including, but not limited to, the intellectual property disclosed in Schedule 1.01(b) hereto (collectively, the "Intellectual Property");

         (c) all agreements and arrangements permitting any Assignor to use intellectual property, equipment and computer equipment owned by third parties, or permitting third party use of intellectual property, equipment or computer equipment owned by any Assignor, or for the processing, use, licensing, leasing, storage, or retrieval of software, data and information principally used by, and related to, the Business (collectively, "Intellectual Property, Equipment and Computer Agreements");

         (d) any and all accounting business information, management information and internal reporting data and related books and records (in whatever form or medium maintained), including but not limited to advertising, marketing and sales programs, business, marketing and strategic plans, research and development reports and records, and advertising copy (including radio and television scripts), creative materials, production agreements, and all other promotional brochures, flyers, inserts and other materials used principally in connection with the Business (collectively, the "Marketing Materials");

         (e) all computer tapes, discs and other media which are used to store Intellectual Property (the "Computer Equipment");

         (f) all agreements, contracts, instruments and other documents to which any Assignor is a party that are listed in Schedule 2.07 (the "Assigned Contracts");

         (g) all claims of any Assignor against third parties relating to the Assets (as hereinafter defined), whether choate or inchoate, known or unknown or contingent or non-contingent;

         (h) to the extent transferable, any and all Permits (as hereinafter defined) used exclusively in connection with the Business; and

         (i) all capital stock of eSpeed Securities International Limited, a limited company registered in England under number 3809189;

all as the same shall exist on the Closing Date (items (a) through (i) being, collectively, the "Assets").

         1.02. Excluded Assets. Notwithstanding anything in this Agreement to the contrary, all assets, properties and rights of the Assignors other than those set forth in Section 1.01 (including Schedule 1.01), including without limitation, the following assets, properties and rights of the Assignors (the "Excluded Assets"), shall be excluded from and shall not constitute part of the Assets, and Assignee shall have no rights, title or interest in or duties or obligations of any nature whatsoever with respect thereto by virtue of the consummation of the transactions contemplated by this Agreement:

         (a) all contracts and other agreements to which any Assignor is a party, other than those described in Section 1.01 above (the "Excluded Contracts");

         (b) all rights of the Assignors in and to the trademarks, service marks, and any applications, registrations and renewals therefor, and all the goodwill associated therewith, licensed by any Assignor and (x) which are subject to the Mutual Confidentiality Agreement ("Mutual Confidentiality Agreement"), dated March 19, 1993, between CFLP and Market Data Corporation ("MDC") or (y) which are listed (by country and trademark) on Schedule 1.02(b) hereto (collectively, the "Excluded Marks");

         (c) all rights of the Assignors in, to or under, as applicable, the (x) MDC Mortgage-Backed Securities Broker System, MDC Odd Lots Broker System, MDC Options System, MDC OTR Broker System and MDC Buyside Terminal System (collectively, the "MDC Broker System"), including all documentation relating thereto and all source and object codes relating thereto and (y) Mutual Confidentiality Agreement (together, the "Excluded Software");

         (d) any and all Confidential Information as defined in the Mutual Confidentiality Agreement;

         (e) all rights of the Assignors in the Internet domain name "cantor.com" and in and to the Internet web site accessed via such domain name, including, but not limited to, all copyrights in all materials on such site and the software underlying such site, all trademarks, service marks, trade names and goodwill associated therewith, all proprietary computer software, programs, applications, databases, files (in whatever form or medium) and all proprietary information related thereto;

         (f) all rights of the Assignors in, to and under the Data Purchase Agreement, Data Product Agency and Electronic Trading System Agreement, dated January 22, 1993, among CFLP, Reuters Limited ("Reuters") and MDC, as amended, and all other agreements between CFLP, Reuters and/or MDC or related thereto, as set forth in Schedule 1.02(f) hereto (the "Reuters Agreement");

         (g) all rights of the Assignors with respect to the (x) Agreement, dated February 23, 1990, between Telerate, Inc. ("Telerate") and CFS, as amended, and (y) Master Optional Services Agreement, dated February 23, 1990, between Telerate and MDC, as amended, and all other agreements between the Assignors, Telerate and/or MDC or related thereto, as set forth in Schedule 1.02(g) hereto (the "Telerate Agreement");

         (h) all right, title and interest with respect to information relating to bids, offers or trades or any other information on Financial Products (as defined in the Joint Services Agreement (as hereinafter defined)) created or received by Assignors or any of their affiliates in a brokerage capacity, including, but not limited to, information licensed, sold, transferred or permitted to be published or displayed by Assignors pursuant to the Reuters Agreement and the Telerate Agreement (the "Information");

         (i) all advertising, marketing and sales programs, advertising copy (including radio and television scripts), creative materials, production agreements, broadcasting rights, broadcasting and advertising time, space, allowances and credits and other promotional brochures, flyers, inserts and other materials used solely in connection with an Excluded Contract;

         (j) Fraser et. al. U.S. Patent 5,905,974, entitled "Automated Auction Protocol Processor" (the "Fraser Patent") and all filed patent applications;

         (k) any assets, properties, rights and interests relating to the Excluded Liabilities (as hereinafter defined); and

         (l) all rights of the Assignors under this Agreement and the documents and instruments delivered to the Assignors pursuant to this Agreement.

         Each Assignor shall bear and pay all of the costs and expenses of the assignment of its portion of the Assets, except for sales, transfer or other similar taxes, which shall be borne and paid by Assignee.

         1.03. Assumption of Liabilities. Effective as of the Closing Date, Assignee will assume and agree to pay, perform and discharge, as and when due, and indemnify and hold each Assignor harmless from and against, (x) each liability listed in Schedule 1.03, (y) each obligation of each Assignor to be performed after the Closing Date with respect to the Assets and the Assigned Contracts and (z) each other liability of each Assignor thereunder (including liabilities for any breach of a representation, warranty or covenant, or for any claims for indemnification contained therein), to the extent and only to the extent that such liability is due to the actions of Assignee (or any of Assignee's affiliates, representatives or agents) after the Closing Date (collectively, the "Assumed Liabilities"). Assignee shall not assume, and shall not be obligated to pay, perform or discharge, any liability or obligation of any Assignor other than the Assumed Liabilities (whether or not related to the Assets or Business) (collectively, the "Excluded Liabilities"), and shall not be obligated for any other claim, loss or liability relating to any act, omission or breach by any Assignor with respect to the Business, the Assets or the Assigned Contracts, or for any claim, loss or liability related to the Excluded Assets or the Excluded Liabilities, all of which, the Assignors shall remain obligated to pay, perform and discharge and to indemnify and hold Assignee harmless against. Without limiting the foregoing, among other things, all liabilities arising from the matters described in the Prospectus under the caption "Legal Proceedings" shall be Excluded Liabilities except to the extent expressly assumed as provided on Schedule 1.03.

         1.04. Consideration. In consideration of the Assignment, in addition to the assumption of the Assumed Liabilities as provided in Section 1.03, Assignee shall issue to each Assignor the number of Class B Shares set out opposite the name of such Assignor on Schedule 1.04 hereto, being 43,999,900 Class B Shares in the aggregate for all of the Assignors.

         1.05.             The Closing.

         (a) Date and Place. The closing of the transactions contemplated hereby (the "Closing") shall take place at the New York offices of the Assignors, on the 105th Floor of One World Trade Center, New York, New York 10048, on the date the Assignors so elect, which date shall be no later than the fourth business day following the date that all of the conditions to Closing provided in Articles VI and VII hereof shall have been satisfied, or at such other time and/or place and/or on such other date as the parties may mutually agree (the "Closing Date").

         (b) Documents to be Delivered by the Assignors. To the extent applicable, at the Closing, each Assignor shall deliver to Assignee;

                  (i) a duly executed counterpart to the Joint Services Agreement (the "Joint Services Agreement") substantially in the form of Exhibit A hereto;

                  (ii) a duly executed counterpart of the Administrative Services Agreement (the "Administrative Services Agreement") substantially in the form of Exhibit B hereto;

                  (iii) a duly executed counterpart of the General Assignment, Assumption and Bill of Sale (the "Bill of Sale") substantially in the form of Exhibit C hereto;

                  (iv) a duly executed counterpart of the Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit D hereto;

                  (v) a duly executed counterpart of the Sublease Agreement substantially in the form of Exhibit E hereto (the "Sublease Agreement" and, together with the Joint Services Agreement, the Administrative Services Agreement, the Bill of Sale and the Registration Rights Agreement, the "Additional Agreements"); and

                  (vi) such other duly executed documents or instruments to effect the transfer of the Assets and the other transactions contemplated hereby, and in such form, as Assignee may reasonably request.

         (c) Documents to be Delivered by Assignee. At the Closing, Assignee shall execute and deliver to the Assignors:

                  (i)   a duly executed counterpart of the Joint Services
Agreement;

                  (ii) a duly executed counterpart of the Administrative Services Agreement;

                  (iii) a duly executed counterpart of the Bill of Sale for the Assets transferred by such Assignor;

                  (iv) a duly executed counterpart of the Registration Rights Agreement;

                  (v)   a duly executed counterpart of the Sublease Agreement;
and

                  (vi) such other duly executed documents or instruments to effect the transfer of the Assets, the assumption of the Assumed Liabilities and the other transactions contemplated hereby, and in such form, as any Assignor may reasonably request.

         1.06. Section 351 Transaction. Each party hereto acknowledges and agrees that the assignment of the Assets is intended to be treated for federal income tax purposes and relevant state and local tax purposes as an element of a tax-free transaction described in Section 351 of the Internal Revenue Code. No party hereto shall take, or cause or permit to be taken, any position that is inconsistent with such treatment in any tax return or filing or in any tax proceeding.


                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE ASSIGNORS

         Each Assignor jointly and severally represents and warrants to Assignee as follows, except as otherwise disclosed in the disclosure schedules to this Agreement (the "Disclosure Schedules"), which Disclosure Schedules specifically reference the particular Sections hereof to which they relate:

         2.01. Organization and Good Standing. Each Assignor is duly organized, validly existing and in good standing under the laws of the state of its organization and is duly qualified to do business and, except as would not singly or in the aggregate have a Material Adverse Effect, is in good standing in each jurisdiction in which the ownership, use or leasing of its assets or the conduct or nature of its business makes such qualification necessary. "Material Adverse Effect" means any event, change, changes, effect or effects that individually or in the aggregate are materially adverse to (x) the ownership, use, operation or value of the Assets, (y) the condition (financial or other) or results of operations of, or prospects for, the Business or (z) the ability to consummate the transactions contemplated by this Agreement, the Joint Services Agreement or the Administrative Services Agreement.

         2.02. Authority. Each Assignor has the requisite corporate power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each Assignor of this

Agreement and the Additional Agreements to which it is a party and the consummation by each Assignor of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, stockholder, member or partner action, and no other corporate, partner or member proceedings on the part of any Assignor or any affiliate of any Assignor, respectively, are necessary to authorize the execution and delivery by an Assignor of this Agreement or the Additional Agreements to which that Assignor is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and at the Closing the Additional Agreements to which each Assignor is a party will be, duly executed and delivered by each Assignor that is a party thereto and constitutes or will constitute, as applicable, legal, valid and binding obligations of each Assignor enforceable against such Assignor in accordance with their respective terms.

         2.03.  No Conflict; Required Filings and Consents.

         (a) The execution, delivery and performance by each Assignor of this Agreement and the Additional Agreements to which it is a party do not, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with or violate the partnership agreement, Certificate of Limited Liability Company, limited liability company operating agreement, By-Laws or similar organizational or governing document of any Assignor or any affiliate thereof, as the case may be; (ii) conflict with or violate any federal, state, local or foreign laws, rules, statutes, ordinances, regulations, judgments, settlement agreements, orders or decrees or arbitration proceedings or pronouncements (collectively "Laws") applicable to any Assignor or any affiliate thereof, the Business or the Assets or by which any Assignor or any affiliate thereof, the Business or the Assets are bound or affected; or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to any other person any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Assets pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which any Assignor or any affiliate thereof is a party or by which any Assignor or any affiliate thereof, the Business or the Assets are bound or affected.

         (b) The execution, delivery and performance by each Assignor of this Agreement and the Additional Agreements to which it is a party do not and the consummation of the transactions contemplated hereby and thereby do not require any Assignors or any of its affiliates to seek, obtain or receive any consent, approval, authorization or permit from, or make any filing with or notification to, any governmental agency, authority or court or any other person, body or committee, except for any consents, approvals, any authorizations or permits as have been obtained or filings or notifications as has been made or as would not singly or in the aggregate, if not obtained or made, have a Material Adverse Effect.

         2.04. Permits; Compliance with the Law. Each Assignor is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary for it to own and use the Assets as presently owned and used and to carry on the Business as it is now being conducted (the "Permits"), except for those Permits the failure of which to obtain or maintain would not result in a Material Adverse Effect, and no suspension, revocation, cancellation or refusal to review any of the Permits has occurred, or to the knowledge of any Assignor, is threatened or anticipated. Each of the Permits is listed on Schedule 2.04. Each Assignor has conducted and is conducting the Business, and has owned, used and operated and owns, uses and operates the Assets in compliance with, and not in violation of, (i) any Law applicable to it or by which it, the Business or the Assets is bound or affected or (ii) any of the Permits (except in either case for any such violations as, singly or in the aggregate, would not have a Material Adverse Effect).

         2.05. Title to Assets. Each Assignor owns, free and clear of any Liens, and has the full right to sell, assign and convey, all of the Assets, and at the Closing will convey the Assets to Assignee, free and clear of any Liens.

         2.06. Absence of Litigation. Except as would not singly or in the aggregate have a Material Adverse Effect or is disclosed in the Prospectus, there is no pending or threatened, nor has there been at any time during the twelve months preceding the date hereof any, claim, complaint, action, suit, litigation, proceeding or arbitration or, to each Assignor's knowledge, any inquiry or investigation of any kind by any state attorney general, consumer protection agency or other governmental or self-regulatory agency, or any other person or entity which seeks to enjoin, delay or restrict any of the transactions contemplated by this Agreement, the Additional Agreements or which involves the Business or any of the Assets. Except as would not singly or in the aggregate have a Material Adverse Effect, none of the Assignors nor any affiliate of the Assignors are subject to any judgment, order, writ, injunction, decree or award which relates to any of the Assets or to the Business.

         2.07. Contracts; No Default; Etc. Schedule 2.07 of the Disclosure Schedule lists each Assigned Contract. Correct and complete copies of each Assigned Contract, together with all amendments, supplements and other instruments (including side letters) thereto effecting a modification or waiver of the terms thereof, have been delivered to Assignee. Each Assigned Contract is valid, subsisting and, to each Assignor's knowledge, enforceable in accordance with its terms, save only that such enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, moratorium and similar laws affecting the rights of creditors generally and by general principles of equity (whether considered in a proceeding at law or in equity). Each such Assigned Contract is in full force and effect, no written notice of termination or non-renewal of any Assigned Contract has been given to any Assignor or, to the knowledge of any Assignor, is anticipated, and there is no material default (or any event known to any Assignor which, with the giving of notice or lapse of time or both, would constitute a material default) by any Assignor or, to the knowledge of any Assignor, by any other party to any such Assigned Contract, in the due timely payment or performance of any obligation to be performed or paid under any Assigned Contract.

         2.08.  Intellectual Property and Computer Assets.

         (a) Except as would not singly or in the aggregate have a Material Adverse Effect, each Assignor owns all right, title and interest in, or has valid and subsisting license rights sufficient to use and to continue to use, all Intellectual Property principally used in the conduct of the Business as currently conducted by each Assignor. All Intellectual Property necessary for the conduct of the Business as described in the Prospectus (other than the intellectual property included in the Excluded Assets) is being transferred or licensed to Assignee hereunder. Except as would not singly or in the aggregate have a Material Adverse Effect, all Intellectual Property is free and clear of any and all Liens.

         (b) Schedule 2.08(b) lists all of each Assignor's United States and foreign registrations and applications issued by, filed with or recorded by any governmental regulatory authority with respect to the Intellectual Property. Except as singly or in the aggregate would not have a Material Adverse Effect, all of such registrations and applications are valid and in full force and effect and all necessary actions to maintain the registrations or applications for registration of such Intellectual Property have been taken or instructions have been given that such actions be taken, and such actions will be taken as of the date of this Agreement.

         (c) Except as singly or in the aggregate would not have a Material Adverse Effect, all Computer Software and Files and Computer Equipment, to each Assignor's knowledge, are "Year 2000 Compliant." For purposes of this Agreement, "Year 2000 Compliant" means that the Computer Software and Files and Computer Equipment will (A) consistently and accurately process date and time information and data with values before, during and after January 1, 2000, including but not limited to, accepting date input, providing date output, and performing calculations on dates; and (B) function accurately and in accordance with its specifications without an adverse change in performance resulting from processing time data with values before, during and after January 1, 2000.

         2.09. Taxes. Each Assignor has duly and timely filed all material returns, reports or statements (including information statements) ("Tax Returns") required to have been filed with respect to all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, transfer, value added, franchise, bank shares, withholding, payroll, employment, disability, excise, property, alternative or add-on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatsoever, together with any interest, penalties, additions to tax or additional amounts with respect thereto ("Taxes"); each such Tax Return correctly and completely reflects the income, franchise or other Tax liability and all other information required to be reported thereon; and all Taxes due and payable by each Assignor, whether or not shown on any Tax Return, have been paid, other than those that are the subject of a bona fide dispute and are being contested by an Assignor in appropriate proceedings. Notwithstanding anything to the contrary herein, the representations and warranties in this Section 2.09 are limited to matters that (i) include, relate to or otherwise affect the Business or the Assets, (ii) could result in the imposition of a Lien on, or the assertion of a claim against, the Assignee, the Business or the Assets or (iii) could affect the tax position of Assignee with respect to the Business or the Assets after the Closing Date.

         2.10. Undisclosed Liabilities. Except as singly or in the aggregate would not have a Material Adverse Effect, there are no claims, losses, obligations or liabilities of, relating to or affecting the Assignors or any of the Assets.

         2.11. Investment Representation. Each Assignor represents, warrants and agrees that it is acquiring the Class B Shares for its own account and not with a view to the resale or distribution thereof or any interest therein, except in compliance with the registration requirements of applicable securities laws or pursuant to an exemption therefrom. Any certificates evidencing the Class B Shares may contain a legend, in customary form, to such effect.

         2.12. Entire Business. The Assets, together with the services to be provided by one or more of the Assignors pursuant to the (i) Administrative Services Agreement and (ii) Joint Services Agreement, constitute all the assets, properties and rights necessary for Assignee to conduct the Business in all material respects as described in the Prospectus.


                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF ASSIGNEE

         Assignee hereby represents and warrants to the Assignors as follows:

         3.01. Organization and Good Standing. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Assignee has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

         3.02. Authority; Binding Effect. Assignee has taken all necessary corporate actions to authorize, execute and deliver this Agreement and to perform all of its obligations under, and to consummate the transactions contemplated by, this Agreement. This Agreement has been duly and validly executed by Assignee. This Agreement constitutes the valid and binding obligation of Assignee, enforceable against Assignee in accordance with its terms, subject to the effect of reorganization, bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and subject to the application of equitable principles and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                                   ARTICLE IV

                                    COVENANTS

         4.01. Assignment of Contracts. Each Assignor will give any notices to third parties, and will use its reasonable best efforts to obtain any third party consents, that Assignee may request in connection with the transaction contemplated by this Agreement, including, but not limited to, those consents listed on Schedule 4.01. Each party to this Agreement will give notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with, the transactions contemplated by this Agreement.

         4.02. Further Assurances. Each party hereto shall execute, deliver, file and record, or cause to be executed, delivered, filed and recorded, such further agreements, instruments and other documents and take, or cause to be taken, such further actions, as the other party may reasonably request as being necessary or advisable to effect or evidence the transactions contemplated by this Agreement.

         4.03. Termination of Non-Exclusive Patent License. CFLP and CFPH shall terminate and cause its affiliates to terminate before the Closing Date Section 4 of a certain Assignment and License of Patent Rights, effective as of June 16, 1999, among CFLP, CFS and CFPH, whereby CFLP and CFPH granted a non-exclusive, worldwide, non-transferable license to CFS for "CFS Patents" as that term is defined therein.

         4.04. Compliance with Laws. Each party hereto agrees to comply with all applicable Laws relating to the conduct of its business(es).

         4.05. Stock Issuance. Each of CFFE, CF, CFPH and CF&Co agrees to transfer all of the Consideration issued to each of them, respectively, to CFS and CFLP in such proportion between CFS and CFLP as set forth on Schedule 4.05.


                                    ARTICLE V

                                 INDEMNIFICATION

         5.01. Assignors' Indemnification Obligations. Subject to the terms and conditions of this Article V, each Assignor agrees, jointly and severally, to defend, indemnify and hold Assignee, its affiliates and assigns, and its respective officers, directors, agents, attorneys, employees and representatives harmless from and against any and all liabilities, losses, costs, damages, expenses, penalties, deficiencies, fines and Taxes, including, without limitation, reasonable legal and other expenses (collectively, "Damages"), directly or indirectly arising out of, resulting from or relating to:

         (a) any breach of any representation, warranty, covenant, agreement or obligation of any Assignor contained in this Agreement;

         (b) any Excluded Liability;

         (c) the conduct of the Business, and the ownership, use and operation of the Assets, on or prior to the Closing Date;

         (d) the use, operation or ownership of the Excluded Assets prior to or after the Closing including, without limitation, the Excluded Software; and

         (e) (i) any claim by any employee of any Assignor not hired by Assignee with respect to his or her employment by any Assignor before or after the Closing, including any group insurance claims, workers' compensation claims or liabilities arising out of any accident, illness or other event occurring before or after the Closing and other claims with respect to pension, retirement and/or welfare benefits as they relate to such employee's services for any Assignor, and (ii) any contractual claims by any person who was an employee of any Assignor prior to the Closing and arising out of the consummation of the transactions contemplated by this Agreement.

         (f) any claim for any breach by any Assignor of any covenant or obligation contained in the Agreement of Limited Partnership of Cantor Fitzgerald, L.P., as amended;

         (g) any claim for any breach by any Assignor of any covenant or obligation contained in the (i) Cantor Fitzgerald Securities General Partnership Agreement, entered into September 25, 1992, by and between CFLP and Cantor Fitzgerald Incorporated, and (ii) Agreement to Admit CF Group Management, Inc. as a New Partner of Cantor Fitzgerald Securities, entered into as of July 2, 1996, by and between CFLP and CF Group Management, Inc.

         5.02. Assignee's Indemnification Obligations. Subject to the terms and conditions of this Article V, Assignee agrees to defend, indemnify and hold each Assignor, its affiliates and their respective officers, directors, agents, attorneys, employees and representatives harmless from and against any and all Damages directly or indirectly arising out of, resulting from or relating to:

         (a) any breach of any representation, warranty, covenant, agreement or obligation of Assignee contained in this Agreement;

         (b) any Assumed Liability (including, without limitation, any failure by Assignee to perform pursuant hereto the obligations to be performed by it after the Closing under any Assigned Contracts or the use, operation or ownership of the Assets or operation of the Business after the Closing); and

         (c) any claim by any employee of Assignor hired by Assignee with respect to his or her employment by Assignee or termination of such employment after the Closing (except to the extent covered by Section 5.01 (e)(ii)), including any group insurance claims, workers' compensation claims or liabilities arising out of any accident, illness or other event occurring after the Closing and other claims with respect to pension, retirement and/or welfare benefits as they relate to such employee's services for Assignee after the Closing.

         5.03. Claims for Indemnification; Defense of Indemnified Claims. For purposes of this Section, the party entitled to indemnification shall be referred to as the Indemnified Party and the party required to indemnify shall be referred to as the Indemnifying Party. In the event that the Indemnifying Party shall be obligated to the Indemnified Party pursuant to this Article V or in the event that a suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Indemnifying Party may become obligated to the Indemnified Party hereunder, the Indemnified Party shall give prompt written notice to the Indemnifying Party of the occurrence of such event, specifying the basis for such claim or demand, and the amount or estimated amount thereof to the extent then determinable (which estimate shall not be conclusive of the final amount of such claim or demand); provided, however, that the failure to give such notice shall not constitute a waiver of the right to indemnification hereunder, except to the extent that the Indemnifying Party is actually prejudiced in a material respect thereby. The Indemnifying Party agrees to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding at the Indemnifying Party's own cost and expense with counsel of its own choice, who shall be, however, reasonably acceptable to the Indemnified Party. The Indemnifying Party may not make any compromise or settlement without the prior written consent of the Indemnified Party (which will not be unreasonably withheld or delayed) and the Indemnified Party shall receive a full and unconditional release reasonably satisfactory to it pursuant to such compromise or settlement. The Indemnified Party shall have the right but not the obligation to participate at its own expense in the defense thereof by counsel of its own choice. If requested by the Indemnifying Party, the Indemnified Party shall (at the Indemnifying Party's expense) (i) cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party defends, (ii) provide the Indemnifying Party with reasonable access during normal business hours to its books and records to the extent that such books and records relate to the condition or operation of the Business and are requested by the Indemnifying Party to perform its indemnification obligations hereunder, and to make copies of such books and records, and (iii) make personnel available to assist in locating any books and records relating to the Business or whose assistance, participation or testimony is reasonably required in anticipation of, preparation for, or the prosecution and defense of, any claim subject to this
Article V. In the event that the Indemnifying Party fails timely to defend, contest or otherwise protect the Indemnified Party against any such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right to defend, contest or otherwise protect the Indemnified Party against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Indemnifying Party, including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or compromise or settlement thereof.

         5.04. Payments; Non-Exclusivity. Any amounts due an Indemnified Party under this Article V shall be due and payable by the Indemnifying Party within fifteen (15) business days after (x) in the case of a claim which does not involve any third party, receipt of written demand therefor and (y) in the case of a claim which involves a third party, the final disposition of such claim or demand, provided legal and other out-of-pocket costs and expenses are reimbursed currently within fifteen (15) business days after demand therefor. The remedies conferred in this Article V are intended to be without prejudice to any other rights or remedies available at law or equity to the Indemnified Parties, now or hereafter.

                                   ARTICLE VI

                      CONDITIONS TO ASSIGNEE'S OBLIGATIONS

         The obligation of Assignee to consummate the transactions contemplated hereby is subject to the fulfillment at or prior to the Closing of the following conditions, any or all of which may be waived in whole or in part by Assignee to the extent permitted by applicable law:

         6.01. Representations, Warranties and Covenants of the Assignors. The Assignors shall have complied in all material respects with all of their agreements and covenants contained herein (including the obligations of the Assignors to deliver the documents specified in Section 1.05) to be performed at or prior to the Closing Date, and all of the representations and warranties of the Assignors contained herein shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except to the extent that such representations and warranties were made as of a specified date and, as to such representations and warranties, the same shall continue on the Closing Date to have been true in all material respects as of the specified date.

         6.02. Other Consents and Filings. All material approvals and consents of or filings with governmental or regulatory authorities, and all material approvals and consents of any other persons (including, without limitation, all third party consents under each of the Assigned Contracts), required to permit the consummation of all of the transactions contemplated hereby shall have been obtained or made, as the case may be, to the reasonable satisfaction of Assignee; provided, however, that it shall not be a condition to Assignee's obligation to close the transactions contemplated hereby if the failure to obtain any such approvals, consents or filings would not be material to the Business or the Assets. For purposes of this Section 6.02, it is understood and agreed that the failure to obtain any of the approvals, consents and filings listed on Schedule 6.02 shall be deemed to be material to the Business or the Assets.

         6.03. Absence of Litigation. No proceeding, action, suit, investigation, litigation or claim challenging the legality of, or seeking to restrain, prohibit or modify the transactions contemplated by this Agreement or the Additional Agreements shall have been instituted and not settled or otherwise terminated.

         6.04. Initial Public Offering of Assignee's Class A Common Stock. The Registration Statement on Form S-1 registering shares of Assignee's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), shall have been declared effective by the Securities and Exchange Commission and Assignee shall have completed its initial public offering of its Class A Common Stock concurrently with the Closing of the transactions contemplated hereby.

         6.05. No Prohibition. No law, statute, rule or regulation or injunction, order, judgment, ruling, decree or settlement of any court or administrative agency shall be in effect which prohibits Assignee from consummating the transactions contemplated hereby or operating any Asset after the Closing Date.

                                   ARTICLE VII

                    CONDITIONS TO THE ASSIGNORS' OBLIGATIONS

         The obligations of the Assignors to consummate the transactions contemplated hereby shall be subject to the satisfaction (or waiver by the Assignors) on or prior to the Closing Date of all of the following conditions:

         7.01. Representations, Warranties and Covenants of Assignee. Assignee shall have complied in all material respects with all of its agreements and covenants contained herein (including the obligation of Assignee to deliver the documents specified in Section 1.05) to be performed at or prior to the Closing Date, and all of the representations and warranties of Assignee contained herein shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except to the extent that such representations and warranties were made as of a specified date and, as to such representations and warranties, the same shall continue on the Closing Date to have been true in all material respects as of the specified date.

         7.02. Initial Public Offering of Assignee's Class A Common Stock. The Registration Statement on Form S-1 registering shares of Assignee's Class A Common Stock shall have been declared effective by the Securities and Exchange Commission and Assignee shall have completed its initial public offering of its Class A Common Stock concurrently with the Closing of the transactions contemplated hereby.

         7.03. No Prohibition. No law, statute, rule or regulation or injunction, order, judgment, ruling, decree or settlement of any court or administrative agency shall be in effect which prohibits any Assignor from consummating the transactions contemplated hereby.


                                  ARTICLE VIII

                          TERMINATION PRIOR TO CLOSING

         8.01. Termination. This Agreement may be terminated at any time prior to the Closing:

         (a)   By the mutual written consent of Assignee and the Assignors; or

         (b) By either the Assignors or Assignee in writing, without liability to the terminating party on account of such termination (provided that the terminating party is not otherwise in breach of this Agreement), if there shall have been a material breach by the other party of its representations, warranties, covenants or agreements contained herein, the non- breaching party has notified the breaching party of the breach, and the breach has continued without cure for a period of 30 days after such notice of breach.

         8.02. Effect on Obligations. Termination of this Agreement pursuant to this Article shall terminate all obligations of the parties hereunder; provided, however, that termination pursuant to paragraph (b) of Section 8.01 shall not relieve any party that breached its covenants or agreements contained herein or in any related agreement from any liability to the other party hereto by reason of such breach.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.01. Joint and Several Liability. All obligations, covenants, agreements, promises and liabilities of the Assignors hereunder shall be joint and several obligations of all Assignors in all respects.

         9.02. Successors and Assigns. This Agreement shall not be assignable by Assignee without the prior written consent of the Assignors. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

         9.03. Headings. The headings of the Articles, Sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

         9.04. Modification and Waiver. No amendment, modification, alteration or waiver of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto; provided, however, that each amendment, modification, alteration or waiver hereof or hereunder must be approved by a majority of the outside directors of Assignee. For purposes of this Agreement, an outside director shall mean a director who is not an employee, partner or affiliate (other than solely by reason of being an eSpeed director) of Assignee, CFLP or any of their respective affiliates. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power of privilege hereunder shall operate as a waiver thereof.

         9.05. Broker's Fees. Each party represents and warrants that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby.

         9.06. Expenses. Each Assignor and Assignee shall pay its own costs and expenses incurred in connection with the preparation and execution and delivery of this Agreement, including, without limiting the generality of the foregoing, fees and expenses of financial consultants, accountants and counsel provided that Assignee shall bear the cost of any sales, transfer and similar taxes in connection with any transfer of assets pursuant to this Agreement. The obligation to pay expenses pursuant to this Section 9.06 shall not in any way limit or expand any obligation of any Assignor or Assignee to bear and pay costs and expenses relating to the actual assignment of Assets pursuant to Section 1.01.

         9.07. Notices. Any notice, request, instruction or other document to be given hereunder by either party hereto to the other party shall be in writing and delivered personally or sent by electronic facsimile transmission, cable, telegram, telex or other standard forms of written telecommunications, by overnight courier or by registered or certified mail, postage prepaid,

                  If to the Assignors to:

                           Cantor Fitzgerald, L.P.
                           One World Trade Center, 105th Floor
                           New York, NY  10048
                           Attention:  President
                           Telecopier Number:  212-938-4116

                  With copies to:

                           Cantor Fitzgerald, L.P.
                           One World Trade Center, 105th Floor
                           New York, NY  10048
                           Attention:  General Counsel
                           Telecopier Number:  212-938-3620

                  If to Assignee to:

                           eSpeed, Inc.
                           One World Trade Center, 103rd Floor
                           New York, NY  10048
                           Attention: President
                           Telecopier Number:  212-938-4614

or at such other address for a party as shall be specified by like notice. Any notice which is delivered personally or by a form of written telecommunications in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon the actual receipt by such party. Any notice which is addressed and sent in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the first day, if mailed by overnight courier, and otherwise on the third day, after the day it is so sent.

         9.08. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF

NEW YORK AND OF THE UNITED STATES OF AMERICA IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK FOR ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN SECTION 9.07 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         9.09. Other Covenants. Subject to Section 6.02, the extent that any consents needed to assign to Assignee any of the Assets have not been obtained on or prior to the Closing Date, this Agreement shall not constitute an assignment or attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof. If any such consent shall not be obtained on or prior to the Closing Date, then (i) each of Assignee and the applicable Assignor, if required under applicable law, shall use its reasonable best efforts in good faith to obtain such consent as promptly as practicable thereafter (provided that reasonable best efforts shall not include the payment of monies to any third party) and (ii) until such consent is obtained, the parties shall use reasonable efforts in good faith to cooperate and to cause each of their respective affiliates to cooperate, in any lawful arrangement (including licensing, subleasing or subcontracting if permitted) designed to provide to Assignee the operational and economic benefits under any such Assets.

         9.10. Disclosure Schedules and Exhibits; Entire Agreement. The Disclosure Schedules, and all exhibits and attachments to the Disclosure Schedules, an all exhibits to, and documents expressly incorporated into this Agreement, and any other attachments to this Agreement are hereby incorporated into this Agreement and are made a part hereof as if set out in full in this Agreement. This Agreement (and the agreements, certificates and other documents delivered hereunder), unless otherwise provided herein, supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

         9.11. Survival of Representations and Warranties. All of the representations and warranties of the Assignors and Assignee contained in this Agreement shall survive the Closing (even if the damaged party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for ten (10) years thereafter (subject to any applicable statutes of limitations).

         9.12. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         9.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, and all of which shall constitute the same instrument.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.


                                       ASSIGNORS:

                                       CANTOR FITZGERALD, L.P.


                                       By:
                                          --------------------------------
                                           Name:
                                           Title:


                                       CANTOR FITZGERALD SECURITIES


                                       By:
                                          --------------------------------
                                           Name:
                                           Title: General Partner


                                       CANTOR FITZGERALD & CO.


                                       By:
                                          --------------------------------
                                           Name:
                                           Title: General Partner


                                       CFFE, LLC


                                       By:
                                          --------------------------------
                                           Name:
                                           Title:


                                       CANTOR FITZGERALD L.L.C.


                                       By:
                                          --------------------------------
                                           Name:
                                           Title:




             [Signature Page to Assignment and Assumption Agreement]

                                       CFPH, LLC


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                       ASSIGNEE:

                                       eSPEED, INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


             [Signature Page to Assignment and Assumption Agreement]

                                                                       EXHIBIT A
                                                          Form of Joint Services
                                                                       Agreement

                                                                       EXHIBIT B
                                                          Form of Administrative
                                                              Services Agreement

                                                                       EXHIBIT C
                                                                 Form of General
                                                                     Assignment,
                                                                      Assumption
                                                                and Bill of Sale

                                                                       EXHIBIT D
                                                     Form of Registration Rights
                                                                       Agreement

                                                                       EXHIBIT E
                                                                Form of Sublease
                                                                       Agreement

                      Schedule 1.01 - Contributed Assets

1.      See Attached.


2.      Prepaid Expenses

             CFS        Prepaid Computer Maintenance Expense       $1,003,804
                                                                   ----------
                                                                   ----------
                                 eSpeed, Inc.

                             List of Fixed Assets

     DEPTNAME                          GL YEAR  PURCH DATE  INVOICE NUMBER
Communications-LA                        1994    3-Feb-94
Systems Data Processing-LA               1994    3-Feb-94
Systems Data Processing-LA               1994   25-Mar-94
Communications-LA                        1994   19-May-94
Systems Data Processing-LA               1994   19-May-94
Systems Data Processing-LA               1994   19-May-94
Systems Data Processing-LA               1994   21-Jun-94
Communications-LA                        1994   28-Jul-94
Systems Data Processing-LA               1994   28-Jul-94
Systems Data Processing-LA               1994    8-Aug-94
Systems Data Processing-LA               1994   23-Aug-94
Systems Data Processing-LA               1994   27-Oct-94
Systems Data Processing-LA               1994   17-Nov-94
Systems Data Processing-LA               1995    1-Apr-95
Systems Data Processing-LA               1995   30-Jun-95
Systems Data Processing-LA               1996   19-Jan-96
ITD - Data Processing                    1996   26-Jan-96
Systems Data Processing-LA               1996   29-Mar-96
Systems Data Processing-LA               1996    1-May-96
Emerging Markets Brady Bonds             1996    1-Jul-96 1996-050
Emerging Markets Euro Bonds              1996    1-Jul-96 1996-047
ITD Clearing-LA                          1996    1-Jul-96 196307
ITD-Dallas                               1996    1-Jul-96 191357
ITD-Sales General                        1996    1-Jul-96 M076511
LDC Options                              1996    1-Jul-96 1996-050
Systems Data Processing-LA               1996    1-Jul-96 146146
Emerging Markets Brady Bonds             1996    1-Aug-96 1291319
Emerging Markets Brady Bonds             1996    1-Aug-96 1996-083
Emerging Markets Brady Bonds             1996    1-Aug-96 1996-099
Emerging Markets Brady Bonds             1996    1-Aug-96 1996-101
Emerging Markets Euro Bonds              1996    1-Aug-96 1996-083
LDC Options                              1996    1-Aug-96 1996-099
Emerging Markets Brady Bonds             1996    1-Sep-96 1291319
Emerging Markets Brady Bonds             1996    1-Sep-96 1996-047
Emerging Markets Brady Bonds             1996    1-Sep-96 1996-083
Emerging Markets Brady Bonds             1996    1-Sep-96 1996-099
Emerging Markets Brady Bonds             1996    1-Sep-96 1996-102
ITD-Sales General                        1996    1-Sep-96 123Q69204
LDC Options                              1996    1-Sep-96 1996-099
LDC Options                              1996    1-Sep-96 32056802
OTC-CONVERTIBLE -2B INV(B-21B00)         1996    1-Sep-96 NER5911
Systems Data Processing-LA               1996    1-Sep-96 NK02511
Emerging Markets Brady Bonds             1996    1-Oct-96 1375583
Emerging Markets Brady Bonds             1996    1-Nov-96 1389513
Emerging Markets Brady Bonds             1996    1-Nov-96 1389513
Emerging Markets Brady Bonds             1996    1-Nov-96 1389838
Emerging Markets Brady Bonds             1996    1-Nov-96 1389838
Emerging Markets Brady Bonds             1996    1-Nov-96 1392818
Emerging Markets Brady Bonds             1996    1-Nov-96 1392818
Emerging Markets Brady Bonds             1996    1-Nov-96 1392818
Emerging Markets Brady Bonds             1996    1-Nov-96 1438056
Emerging Markets Euro Bonds              1996    1-Nov-96 1389513
Emerging Markets Euro Bonds              1996    1-Nov-96 1389838
Emerging Markets Euro Bonds              1996    1-Nov-96 1392818
Emerging Markets Euro Bonds              1996    1-Nov-96 1392818
Emerging Markets Euro Bonds              1996    1-Nov-96 1438056
ITD Clearing-LA                          1996    1-Nov-96 1341487
ITD Clearing-LA                          1996    1-Nov-96 1341487
ITD-Sales General                        1996    1-Nov-96 154145
ITD-Sales General                        1996    1-Nov-96 300-311347
ITD-Sales General                        1996    1-Nov-96 300-311347
ITD-Sales General                        1996    1-Nov-96 300-312254
LDC Options                              1996    1-Nov-96 1389513
LDC Options                              1996    1-Nov-96 1389838
LDC Options                              1996    1-Nov-96 1392818
LDC Options                              1996    1-Nov-96 1438056
LDC Options                              1996    1-Nov-96 154744
Sec Lending-NY                           1996    1-Nov-96 1389513
Sec Lending-NY                           1996    1-Nov-96 1389838
Sec Lending-NY                           1996    1-Nov-96 1392818
Sec Lending-NY                           1996    1-Nov-96 1438056
Emerging Markets Brady Bonds             1996    1-Dec-96 1438064
Emerging Markets Brady Bonds             1996    1-Dec-96 1438064
Emerging Markets Brady Bonds             1996    1-Dec-96 154744
Emerging Markets Brady Bonds             1996    1-Dec-96 156979
Emerging Markets Euro Bonds              1996    1-Dec-96 156979
ISG Sales-NY                             1996    1-Dec-96 300-326499
ITD-Sales General                        1996    1-Dec-96 155366
ITD-Sales General                        1996    1-Dec-96 300-334981
ITD-Sales General                        1996    1-Dec-96 300-334981
LDC Options                              1996    1-Dec-96 1438064
LDC Options                              1996    1-Dec-96 154744
Communications-LA                        1997    1-Jan-97 PQR9711
Emerging Markets Brady Bonds             1997    1-Jan-97 1425890
Emerging Markets Brady Bonds             1997    1-Jan-97 1425890
Emerging Markets Brady Bonds             1997    1-Jan-97 D0914253
Emerging Markets Brady Bonds             1997    1-Jan-97 DI1667409
Emerging Markets Euro Bonds              1997    1-Jan-97 1425890
Emerging Markets Euro Bonds              1997    1-Jan-97 1425890
Emerging Markets Euro Bonds              1997    1-Jan-97 1996-101
Emerging Markets Euro Bonds              1997    1-Jan-97 D0914253
ITD Portfolio Trading-NY                 1997    1-Jan-97 1481293
ITD Portfolio Trading-NY                 1997    1-Jan-97 1481293
ITD Portfolio Trading-NY                 1997    1-Jan-97 1481293
ITD Portfolio Trading-NY                 1997    1-Jan-97 300-335420
ITD Portfolio Trading-NY                 1997    1-Jan-97 300-336298
LDC Options                              1997    1-Jan-97 1425890
LDC Options                              1997    1-Jan-97 D0914253
Sec Lending-NY                           1997    1-Jan-97 1425890
Sec Lending-NY                           1997    1-Jan-97 D0914253
Systems Data Processing-LA               1997    1-Jan-97 PQR9711
Accounting LA                            1997    1-Feb-97 1392818
Communications-LA                        1997    1-Feb-97 1505225
Corporate LA Management                  1997    1-Feb-97 1505225
Futures-Allocated                        1997    1-Feb-97 1505225
Futures-CBOT Chicago                     1997    1-Feb-97 1505225
Futures-CME Chicago                      1997    1-Feb-97 1505225
Futures-NY Sales                         1997    1-Feb-97 1505225
ISG Sales-NY                             1997    1-Feb-97 1505225
ITD CF Parallax                          1997    1-Feb-97 1505225
ITD Clearing-LA                          1997    1-Feb-97 1392818
ITD Clearing-LA                          1997    1-Feb-97 1505225
ITD Listed Sales-LA                      1997    1-Feb-97 1505225
ITD OTC-NY                               1997    1-Feb-97 1505225
ITD Portfolio Trading-NY                 1997    1-Feb-97 1505225
ITD Sales-LA                             1997    1-Feb-97 1505225
ITD-Boston                               1997    1-Feb-97 1505225
ITD-Chicago                              1997    1-Feb-97 1505225
ITD-Dallas                               1997    1-Feb-97 1505225
ITD-International-NY                     1997    1-Feb-97 1505225
ITD-Sales General                        1997    1-Feb-97 1505225
ITD-Sales General                        1997    1-Feb-97 PBZ1711
LDC Options                              1997    1-Feb-97 1218904
LDC Options                              1997    1-Feb-97 1392818
NY OPERATONS IN L.A.(B-25I50)            1997    1-Feb-97 1392818
NY OPERATONS IN L.A.(B-25I50)            1997    1-Feb-97 1505225
Office Services-LA                       1997    1-Feb-97 1505225
Sec Lending-NY                           1997    1-Feb-97 1218904
Sec Lending-NY                           1997    1-Feb-97 1392818
Sec Lending-NY                           1997    1-Feb-97 1505225
Futures-Allocated                        1997    1-Mar-97 D0914253
Futures-CBOT Chicago                     1997    1-Mar-97 D0914253
Futures-CME Chicago                      1997    1-Mar-97 D0914253
Futures-NY Sales                         1997    1-Mar-97 D0914253
ISG Sales-NY                             1997    1-Mar-97 D0914253
ISG Sales-NY                             1997    1-Mar-97 I1643172
ISG Sales-NY                             1997    1-Mar-97 I1648250
ISG Sales-NY                             1997    1-Mar-97 I1667409
Sec Lending-NY                           1997    1-Mar-97 D0914253
Systems Data Processing-LA               1997    1-Apr-97 18F80148
Systems Data Processing-LA               1997    1-Apr-97 18F80148
Futures-CBOT Chicago                     1997    1-May-97 300357448
Futures-CBOT Chicago                     1997    1-May-97 300357448
ITD OTC-NY                               1997    1-May-97 2771
ITD Portfolio Trading-NY                 1997    1-May-97 1533194
ITD Sanfran                              1997    1-May-97 1511095
ITD Sanfran                              1997    1-May-97 1511095
ITD-Sales General                        1997    1-May-97 159552
ITD-Sales General                        1997    1-May-97 300332337
ITD-Sales General                        1997    1-May-97 300332337
ITD-Sales General                        1997    1-May-97 300334981
ITD-Sales General                        1997    1-May-97 300334981
Sec Lending-NY                           1997    1-May-97 300-345918
Sec Lending-NY                           1997    1-May-97 300-345918
Sec Lending-NY                           1997    1-May-97 300-345918
Sec Lending-NY                           1997    1-May-97 777952
Systems Data Processing-LA               1997    1-May-97 18F80148
ITD-Sales General                        1997    1-Jul-97 300332337
ITD-Sales General                        1997    1-Jul-97 300334981
ITD-Sales General                        1997    1-Jul-97 300334981
Futures-CBOT Chicago                     1997    1-Aug-97 1597067
ITD OTC-NY                               1997    1-Aug-97 160915
ITD Portfolio Trading-NY                 1997    1-Aug-97 1659822
ITD-Sales General                        1997    1-Aug-97 1501941
ITD-Sales General                        1997    1-Aug-97 1585389
ITD-Sales General                        1997    1-Aug-97 1585389
ITD-Sales General                        1997    1-Aug-97 161177
ITD-Sales General                        1997    1-Aug-97 161177
ITD-Sales General                        1997    1-Aug-97 161177
ITD-Sales General                        1997    1-Aug-97 161177
ITD-Sales General                        1997    1-Aug-97 161177
ITD-Sales General                        1997    1-Aug-97 1615507
ITD-Sales General                        1997    1-Aug-97 1615507
ITD-Sales General                        1997    1-Aug-97 1615507
ITD-Sales General                        1997    1-Aug-97 1615507
ITD-Sales General                        1997    1-Aug-97 1615507
ITD-Sales General                        1997    1-Aug-97 1615507
ITD-Sales General                        1997    1-Aug-97 1615507
ITD-Sales General                        1997    1-Aug-97 165362
ITD-Sales General                        1997    1-Aug-97 1700677
ITD-Sales General                        1997    1-Aug-97 1700677
ITD-Sales General                        1997    1-Aug-97 1700677
ITD-Sales General                        1997    1-Aug-97 300332337
ITD-Sales General                        1997    1-Aug-97 43106
ITD-Sales General                        1997    1-Aug-97 97087247
ITD-Sales General                        1997    1-Aug-97 97087247
ITD-Sales General                        1997    1-Aug-97 97087330
ITD-Sales General                        1997    1-Aug-97 97087459
Systems Data Processing-LA               1997    1-Aug-97 10777
Systems Data Processing-LA               1997    1-Aug-97 9651
Systems Data Processing-LA               1997    1-Aug-97 9651
Systems Data Processing-LA               1997    1-Aug-97 9651
Systems Data Processing-LA               1997    1-Aug-97 9651
Systems Data Processing-LA               1997    1-Dec-97 03678
Systems Data Processing-LA               1997    1-Dec-97 07544
Sec Lending-NY                           1998    1-Mar-98 03800
Systems Data Processing-LA               1998    1-Aug-98 24670
ITD Sales-LA                             1998    1-Oct-98 66374
ITD Sales-LA                             1998    1-Oct-98 73146
ITD Sanfran                              1998    1-Oct-98 66376
ITD Sanfran                              1998    1-Oct-98 73146
ITD-Boston                               1998    1-Oct-98 55745
ITD-Boston                               1998    1-Oct-98 73146
ITD-Chicago                              1998    1-Oct-98 66377
ITD-Chicago                              1998    1-Oct-98 73146
ITD-Dallas                               1998    1-Oct-98 66375
ITD-Dallas                               1998    1-Oct-98 73146
ITD-International-NY                     1999    1-Jan-99
Corporate LA Management                  1999    1-Feb-99 30789
ITD Portfolio Trading-NY                 1999    1-Feb-99 71073
ITD Sales-LA                             1999    1-Feb-99 30789
ITD Clearing-LA                          1996    1-Aug-96 209695
ITD-Sales General                        1996    1-Aug-96 M8B6111
ITD-Sales General                        1996    1-Aug-96 M8C8711
OTC-CONVERTIBLE -2B INV(B-21B00)         1996    1-Aug-96 M8B6111
OTC-CONVERTIBLE -2B INV(B-21B00)         1996    1-Aug-96 M8C8711
Systems Data Processing-LA               1996    1-Aug-96 NGW4911

GSB - SHARED COST(B-6C000)               1994   21-Feb-94 I1176129
Systems-NY                               1994   25-Apr-94 263508
GSB - SHARED COST(B-6C000)               1994    5-May-94 N/A
Systems-NY                               1994   20-Jun-94 282266
Systems-NY                               1994    1-Jul-94 264515
GSB - SHARED COST(B-6C000)               1994    6-Jul-94 287018
Systems-NY                               1994   26-Aug-94 308505
GSB - SHARED COST(B-6C000)               1994   22-Nov-94 112540
GSB - SHARED COST(B-6C000)               1995    1-Jan-95 412136
GSB - SHARED COST(B-6C000)               1995    1-Mar-95 010015-02
GSB - SHARED COST(B-6C000)               1995    1-Mar-95 063985
GSB - SHARED COST(B-6C000)               1995    1-Mar-95 113478
GSB - SHARED COST(B-6C000)               1995    1-Mar-95 41201317
GSB - SHARED COST(B-6C000)               1995    1-Mar-95 53526364
GSB -Odd Lots                            1995    1-Mar-95 41201317
GSB - SHARED COST(B-6C000)               1995    1-Apr-95 100059
GSB - SHARED COST(B-6C000)               1995    1-Apr-95 24012
GSB - SHARED COST(B-6C000)               1995    1-May-95 1031520
GSB - SHARED COST(B-6C000)               1995    1-May-95 AMS1995-60
GSB-Odd Lots                             1995    1-May-95 1031519
GSB - SHARED COST(B-6C000)               1995    1-Jun-95 13801
GSB - SHARED COST(B-6C000)               1995    1-Jun-95 53554974
GSB - SHARED COST(B-6C000)               1995    1-Jun-95 AMS1995-66
GSB - SHARED COST(B-6C000)               1995    1-Jun-95 AMS1995-75
GSB-Odd Lots                             1995    1-Jun-95 1039783
GSB - SHARED COST(B-6C000)               1995    1-Jul-95 AMS1995-69
GSB-Odd Lots                             1995    1-Jul-95 131041
GSB-Odd Lots                             1995    1-Aug-95 80078
GSB - SHARED COST(B-6C000)               1995    1-Sep-95 1104156
GSB - SHARED COST(B-6C000)               1995    1-Sep-95 1105668
GSB - SHARED COST(B-6C000)               1995    1-Sep-95 18688
GSB - SHARED COST(B-6C000)               1995    1-Sep-95 AMS1995115
GSB - SHARED COST(B-6C000)               1995    1-Sep-95 AMS1995116
GSB - SHARED COST(B-6C000)               1995    1-Oct-95 172352
GSB - SHARED COST(B-6C000)               1995    1-Oct-95 AMS1995-134
GSB - SHARED COST(B-6C000)               1995    1-Oct-95 AMS1995-146
GSB - SHARED COST(B-6C000)               1995    1-Oct-95 AMS1995-148
GSB - SHARED COST(B-6C000)               1995    1-Nov-95 50901822
GSB - SHARED COST(B-6C000)               1995    1-Nov-95 53591346
GSB - SHARED COST(B-6C000)               1995    1-Nov-95 7029-50208
GSB - SHARED COST(B-6C000)               1995    1-Nov-95 7042-50151
GSB - SHARED COST(B-6C000)               1995    1-Nov-95 864079700
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 1115510
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 1148613
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 1157264
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 1164915
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 174539
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 50061
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 AMS1995-143
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 AMS1995-144
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 AMS1995-165
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 AMS1995-86
GSB - SHARED COST(B-6C000)               1995    1-Dec-95 AMS1995-93
GSB - SHARED COST(B-6C000)               1996    1-Jan-96 011644-01
GSB - SHARED COST(B-6C000)               1996    1-Jan-96 116407
GSB - SHARED COST(B-6C000)               1996    1-Jan-96 138704
GSB - SHARED COST(B-6C000)               1996    1-Jan-96 24623A
GSB - SHARED COST(B-6C000)               1996    1-Mar-96 011740-01
GSB - SHARED COST(B-6C000)               1996    1-Mar-96 117287
GSB - SHARED COST(B-6C000)               1996    1-Mar-96 141171
GSB - SHARED COST(B-6C000)               1996    1-Apr-96 142329
GSB - SHARED COST(B-6C000)               1996    1-Apr-96 7157-50081
GSB - SHARED COST(B-6C000)               1996    1-Apr-96 A135516
GSB - SHARED COST(B-6C000)               1996    1-Apr-96 AMS1996-022
GSB - SHARED COST(B-6C000)               1996    1-May-96 10884
GSB - SHARED COST(B-6C000)               1996    1-May-96 2899
GSB - SHARED COST(B-6C000)               1996    1-May-96 IN26742
GSB - SHARED COST(B-6C000)               1996    1-Jun-96 1150411
GSB - SHARED COST(B-6C000)               1996    1-Jun-96 173327
GSB - SHARED COST(B-6C000)               1996    1-Jul-96 1291319
GSB - SHARED COST(B-6C000)               1996    1-Jul-96 1291319
GSB - SHARED COST(B-6C000)               1996    1-Jul-96 1996-050
GSB - SHARED COST(B-6C000)               1996    1-Jul-96 2866
GSB - SHARED COST(B-6C000)               1996    1-Jul-96 2879
GSB - SHARED COST(B-6C000)               1996    1-Jul-96 864511701
GSB - SHARED COST(B-6C000)               1996    1-Jul-96 864511701
GSB - SHARED COST(B-6C000)               1996    1-Jul-96 864511701
GSB -Swaps                               1996    1-Jul-96 1996-050
GSB - SHARED COST(B-6C000)               1996    1-Aug-96 118725
GSB - SHARED COST(B-6C000)               1996    1-Aug-96 143011
GSB - SHARED COST(B-6C000)               1996    1-Aug-96 1996-083
GSB - SHARED COST(B-6C000)               1996    1-Aug-96 1996-099
GSB - SHARED COST(B-6C000)               1996    1-Aug-96 27834
GSB -Swaps                               1996    1-Aug-96 1996-099
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 139194
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 139413
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 1996-050
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 1996-099
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 2910
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 70708
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864511701
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-A
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-A
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-A
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-A
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-A
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-A
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-A
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-A
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-A
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864695501-B
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864746801
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 864889401
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 869189400
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 869347400
GSB - SHARED COST(B-6C000)               1996    1-Sep-96 962309S
GSB-CF Kross                             1996    1-Sep-96 123L30601
GSB-CF Kross                             1996    1-Sep-96 123L30601
GSB-CF Kross                             1996    1-Sep-96 123L30601
GSB-CF Kross                             1996    1-Sep-96 123L30601
GSB-Swaps                                1996    1-Sep-96 1294618
GSB - SHARED COST(B-6C000)               1996    1-Oct-96 1375583
GSB - SHARED COST(B-6C000)               1996    1-Oct-96 864726502
GSB-Long                                 1996    1-Oct-96 1375583
GSB-Swaps                                1996    1-Oct-96 182803
                                         1996    1-Nov-96 154744
Accounting-NY                            1996    1-Nov-96 1389513
Accounting-NY                            1996    1-Nov-96 1389513
Accounting-NY                            1996    1-Nov-96 1389513
Accounting-NY                            1996    1-Nov-96 1389513
Accounting-NY                            1996    1-Nov-96 1389513
Accounting-NY                            1996    1-Nov-96 1389838
Accounting-NY                            1996    1-Nov-96 1389838
Accounting-NY                            1996    1-Nov-96 1392818
Accounting-NY                            1996    1-Nov-96 1392818
Accounting-NY                            1996    1-Nov-96 1392818
Accounting-NY                            1996    1-Nov-96 1435234
Accounting-NY                            1996    1-Nov-96 1438056
Accounting-NY                            1996    1-Nov-96 1438056
Agencies                                 1996    1-Nov-96 1389513
Agencies                                 1996    1-Nov-96 1389513
Agencies                                 1996    1-Nov-96 1389838
Agencies                                 1996    1-Nov-96 1389838
Agencies                                 1996    1-Nov-96 1392818
Agencies                                 1996    1-Nov-96 1392818
Agencies                                 1996    1-Nov-96 1392818
Agencies                                 1996    1-Nov-96 1438056
CANTOR DIGITAL SPEED(B-AV007)            1996    1-Nov-96 1367287
Communications-NY                        1996    1-Nov-96 1389513
Communications-NY                        1996    1-Nov-96 1389513
Communications-NY                        1996    1-Nov-96 1389838
Communications-NY                        1996    1-Nov-96 1389838
Communications-NY                        1996    1-Nov-96 1392818
Communications-NY                        1996    1-Nov-96 1392818
Communications-NY                        1996    1-Nov-96 1392818
Communications-NY                        1996    1-Nov-96 1438056
Communications-NY                        1996    1-Nov-96 8188
Corporate Bonds-Canadians                1996    1-Nov-96 1389513
Corporate Bonds-Canadians                1996    1-Nov-96 1389838
Corporate Bonds-Canadians                1996    1-Nov-96 1392818
Corporate Bonds-Canadians                1996    1-Nov-96 1438056
Corporate Bonds-Corp Convertible Bonds   1996    1-Nov-96 1389513
Corporate Bonds-Corp Convertible Bonds   1996    1-Nov-96 1389838
Corporate Bonds-Corp Convertible Bonds   1996    1-Nov-96 1392818
Corporate Bonds-Corp Convertible Bonds   1996    1-Nov-96 1438056
Corporate Bonds-Industrials              1996    1-Nov-96 1389513
Corporate Bonds-Industrials              1996    1-Nov-96 1389838
Corporate Bonds-Industrials              1996    1-Nov-96 1392818
Corporate Bonds-Industrials              1996    1-Nov-96 1438056
Corporate Bonds-Intermediates            1996    1-Nov-96 1389513
Corporate Bonds-Intermediates            1996    1-Nov-96 1389513
Corporate Bonds-Intermediates            1996    1-Nov-96 1389838
Corporate Bonds-Intermediates            1996    1-Nov-96 1392818
Corporate Bonds-Intermediates            1996    1-Nov-96 1392818
Corporate Bonds-Intermediates            1996    1-Nov-96 1438056
Corporate Bonds-Junks                    1996    1-Nov-96 1389513
Corporate Bonds-Junks                    1996    1-Nov-96 1389838
Corporate Bonds-Junks                    1996    1-Nov-96 1392818
Corporate Bonds-Junks                    1996    1-Nov-96 1392818
Corporate Bonds-Junks                    1996    1-Nov-96 1438056
Corporate Bonds-Med Term Notes           1996    1-Nov-96 1389513
Corporate Bonds-Med Term Notes           1996    1-Nov-96 1389838
Corporate Bonds-Med Term Notes           1996    1-Nov-96 1392818
Corporate Bonds-Med Term Notes           1996    1-Nov-96 1438056
Corporate Bonds-Support                  1996    1-Nov-96 1389513
Corporate Bonds-Support                  1996    1-Nov-96 1389838
Corporate Bonds-Support                  1996    1-Nov-96 1392818
Corporate Bonds-Support                  1996    1-Nov-96 1392818
Corporate Bonds-Support                  1996    1-Nov-96 1438056
Corporate Bonds-Utilities/tel/ret        1996    1-Nov-96 1389513
Corporate Bonds-Utilities/tel/ret        1996    1-Nov-96 1389838
Corporate Bonds-Utilities/tel/ret        1996    1-Nov-96 1392818
Corporate Bonds-Utilities/tel/ret        1996    1-Nov-96 1438056
Corporate-NY                             1996    1-Nov-96 1389513
Corporate-NY                             1996    1-Nov-96 1389513
Corporate-NY                             1996    1-Nov-96 1389838
Corporate-NY                             1996    1-Nov-96 1389838
Corporate-NY                             1996    1-Nov-96 1392818
Corporate-NY                             1996    1-Nov-96 1392818
Corporate-NY                             1996    1-Nov-96 1392818
Corporate-NY                             1996    1-Nov-96 1438056
Credit                                   1996    1-Nov-96 1389513
Credit                                   1996    1-Nov-96 1389838
Credit                                   1996    1-Nov-96 1392818
Credit                                   1996    1-Nov-96 1392818
Credit                                   1996    1-Nov-96 1438056
Emerging Markets Brady Bonds             1996    1-Nov-96 154744
Environmental (EBS)-San Francisco        1996    1-Nov-96 1389838
Environmental (EBS)-San Francisco        1996    1-Nov-96 1392818
Equity Screen Brokerage                  1996    1-Nov-96 1389513
Equity Screen Brokerage                  1996    1-Nov-96 1389838
Equity Screen Brokerage                  1996    1-Nov-96 1392818
Equity Screen Brokerage                  1996    1-Nov-96 1392818
Equity Screen Brokerage                  1996    1-Nov-96 1438056
Equity Screen Brokerage                  1996    1-Nov-96 1441154
Equity Screen Brokerage                  1996    1-Nov-96 154744
FX Forward Mark                          1996    1-Nov-96 1389513
FX Forward Mark                          1996    1-Nov-96 1389838
FX Forward Mark                          1996    1-Nov-96 1392818
FX Forward Mark                          1996    1-Nov-96 1438056
FX Forward Mark                          1996    1-Nov-96 154744
FX Forward Yen                           1996    1-Nov-96 1389513
FX Forward Yen                           1996    1-Nov-96 1389838
FX Forward Yen                           1996    1-Nov-96 1392818
FX Forward Yen                           1996    1-Nov-96 1392818
FX Forward Yen                           1996    1-Nov-96 1438056
FX Forward Yen                           1996    1-Nov-96 154744
FX Forward Yen                           1996    1-Nov-96 SAL000109
FX Forward Yen                           1996    1-Nov-96 SAL000110
FX Options-NY                            1996    1-Nov-96 1389513
FX Options-NY                            1996    1-Nov-96 1389513
FX Options-NY                            1996    1-Nov-96 1389838
FX Options-NY                            1996    1-Nov-96 1389838
FX Options-NY                            1996    1-Nov-96 1392818
FX Options-NY                            1996    1-Nov-96 1392818
FX Options-NY                            1996    1-Nov-96 1392818
FX Options-NY                            1996    1-Nov-96 1435234
FX Options-NY                            1996    1-Nov-96 1438056
FX Options-NY                            1996    1-Nov-96 154744
GSB - SHARED COST(B-6C000)               1996    1-Nov-96 154744
GSB - SHARED COST(B-6C000)               1996    1-Nov-96 300-309658
GSB - SHARED COST(B-6C000)               1996    1-Nov-96 3188
GSB - SHARED COST(B-6C000)               1996    1-Nov-96 8277
GSB - SHARED COST(B-6C000)               1996    1-Nov-96 8277
GSB-Bills                                1996    1-Nov-96 1389513
GSB-Bills                                1996    1-Nov-96 1389513
GSB-Bills                                1996    1-Nov-96 1389513
GSB-Bills                                1996    1-Nov-96 1389513
GSB-Bills                                1996    1-Nov-96 1389838
GSB-Bills                                1996    1-Nov-96 1389838
GSB-Bills                                1996    1-Nov-96 1392818
GSB-Bills                                1996    1-Nov-96 1392818
GSB-Bills                                1996    1-Nov-96 1392818
GSB-Bills                                1996    1-Nov-96 1435234
GSB-Bills                                1996    1-Nov-96 1438056
GSB-CF Kross                             1996    1-Nov-96 1389513
GSB-CF Kross                             1996    1-Nov-96 1389513
GSB-CF Kross                             1996    1-Nov-96 1389513
GSB-CF Kross                             1996    1-Nov-96 1389513
GSB-CF Kross                             1996    1-Nov-96 1389838
GSB-CF Kross                             1996    1-Nov-96 1389838
GSB-CF Kross                             1996    1-Nov-96 1392818
GSB-CF Kross                             1996    1-Nov-96 1392818
GSB-CF Kross                             1996    1-Nov-96 1392818
GSB-CF Kross                             1996    1-Nov-96 1435234
GSB-CF Kross                             1996    1-Nov-96 1438056
GSB-CF Kross                             1996    1-Nov-96 154145
GSB-Intermediate                         1996    1-Nov-96 1389513
GSB-Intermediate                         1996    1-Nov-96 1389513
GSB-Intermediate                         1996    1-Nov-96 1389513
GSB-Intermediate                         1996    1-Nov-96 1389513
GSB-Intermediate                         1996    1-Nov-96 1389513
GSB-Intermediate                         1996    1-Nov-96 1389838
GSB-Intermediate                         1996    1-Nov-96 1389838
GSB-Intermediate                         1996    1-Nov-96 1392818
GSB-Intermediate                         1996    1-Nov-96 1392818
GSB-Intermediate                         1996    1-Nov-96 1392818
GSB-Intermediate                         1996    1-Nov-96 1435234
GSB-Intermediate                         1996    1-Nov-96 1438056
GSB-Intermediate                         1996    1-Nov-96 1438056
GSB-Long                                 1996    1-Nov-96 1389513
GSB-Long                                 1996    1-Nov-96 1389513
GSB-Long                                 1996    1-Nov-96 1389513
GSB-Long                                 1996    1-Nov-96 1389513
GSB-Long                                 1996    1-Nov-96 1389513
GSB-Long                                 1996    1-Nov-96 1389838
GSB-Long                                 1996    1-Nov-96 1389838
GSB-Long                                 1996    1-Nov-96 1392818
GSB-Long                                 1996    1-Nov-96 1392818
GSB-Long                                 1996    1-Nov-96 1392818
GSB-Long                                 1996    1-Nov-96 1435234
GSB-Long                                 1996    1-Nov-96 1438056
GSB-Long                                 1996    1-Nov-96 1438056
GSB-Odd Lots                             1996    1-Nov-96 1389513
GSB-Odd Lots                             1996    1-Nov-96 1389838
GSB-Odd Lots                             1996    1-Nov-96 1392818
GSB-Odd Lots                             1996    1-Nov-96 1392818
GSB-Odd Lots                             1996    1-Nov-96 1438056
GSB-Short                                1996    1-Nov-96 1389513
GSB-Short                                1996    1-Nov-96 1389513
GSB-Short                                1996    1-Nov-96 1389513
GSB-Short                                1996    1-Nov-96 1389513
GSB-Short                                1996    1-Nov-96 1389513
GSB-Short                                1996    1-Nov-96 1389838
GSB-Short                                1996    1-Nov-96 1389838
GSB-Short                                1996    1-Nov-96 1392818
GSB-Short                                1996    1-Nov-96 1392818
GSB-Short                                1996    1-Nov-96 1392818
GSB-Short                                1996    1-Nov-96 1435234
GSB-Short                                1996    1-Nov-96 1438056
GSB-Short                                1996    1-Nov-96 1438056
GSB-Short/Intermediate                   1996    1-Nov-96 1389513
GSB-Short/Intermediate                   1996    1-Nov-96 1389513
GSB-Short/Intermediate                   1996    1-Nov-96 1389513
GSB-Short/Intermediate                   1996    1-Nov-96 1389513
GSB-Short/Intermediate                   1996    1-Nov-96 1389513
GSB-Short/Intermediate                   1996    1-Nov-96 1389838
GSB-Short/Intermediate                   1996    1-Nov-96 1389838
GSB-Short/Intermediate                   1996    1-Nov-96 1392818
GSB-Short/Intermediate                   1996    1-Nov-96 1392818
GSB-Short/Intermediate                   1996    1-Nov-96 1392818
GSB-Short/Intermediate                   1996    1-Nov-96 1435234
GSB-Short/Intermediate                   1996    1-Nov-96 1438056
GSB-Short/Intermediate                   1996    1-Nov-96 1438056
GSB-Spread Brokerage                     1996    1-Nov-96 1389513
GSB-Spread Brokerage                     1996    1-Nov-96 1389838
GSB-Spread Brokerage                     1996    1-Nov-96 1392818
GSB-Spread Brokerage                     1996    1-Nov-96 1438056
GSB-Swaps                                1996    1-Nov-96 1389513
GSB-Swaps                                1996    1-Nov-96 1389513
GSB-Swaps                                1996    1-Nov-96 1389838
GSB-Swaps                                1996    1-Nov-96 1389838
GSB-Swaps                                1996    1-Nov-96 1392818
GSB-Swaps                                1996    1-Nov-96 1392818
GSB-Swaps                                1996    1-Nov-96 1392818
GSB-Swaps                                1996    1-Nov-96 1438056
GSB-Volume Control                       1996    1-Nov-96 1389513
GSB-Volume Control                       1996    1-Nov-96 1389838
GSB-Volume Control                       1996    1-Nov-96 1392818
GSB-Volume Control                       1996    1-Nov-96 1392818
GSB-Volume Control                       1996    1-Nov-96 1438056
GSB-Zeros                                1996    1-Nov-96 1389513
GSB-Zeros                                1996    1-Nov-96 1389513
GSB-Zeros                                1996    1-Nov-96 1389838
GSB-Zeros                                1996    1-Nov-96 1392818
GSB-Zeros                                1996    1-Nov-96 1392818
GSB-Zeros                                1996    1-Nov-96 1438056
Human Resources-NY                       1996    1-Nov-96 1389513
Human Resources-NY                       1996    1-Nov-96 1389838
Human Resources-NY                       1996    1-Nov-96 1392818
Human Resources-NY                       1996    1-Nov-96 1438056
IES                                      1996    1-Nov-96 1389513
IES                                      1996    1-Nov-96 1389838
IES                                      1996    1-Nov-96 1392818
IES                                      1996    1-Nov-96 1438056
IRS-CM IR Options                        1996    1-Nov-96 1389513
IRS-CM IR Options                        1996    1-Nov-96 1389838
IRS-CM IR Options                        1996    1-Nov-96 1392818
IRS-CM IR Options                        1996    1-Nov-96 1392818
IRS-CM IR Options                        1996    1-Nov-96 1438056
IRS-CM Mediums                           1996    1-Nov-96 1389513
IRS-CM Mediums                           1996    1-Nov-96 1389513
IRS-CM Mediums                           1996    1-Nov-96 1389838
IRS-CM Mediums                           1996    1-Nov-96 1392818
IRS-CM Mediums                           1996    1-Nov-96 1392818
IRS-CM Mediums                           1996    1-Nov-96 1438056
IRS-CM Mediums                           1996    1-Nov-96 154744
IRS-CM Mediums                           1996    1-Nov-96 SAL000109
IRS-CM Mediums                           1996    1-Nov-96 SAL000110
IRS-CM SS/FRAS                           1996    1-Nov-96 1389513
IRS-CM SS/FRAS                           1996    1-Nov-96 1389513
IRS-CM SS/FRAS                           1996    1-Nov-96 1389838
IRS-CM SS/FRAS                           1996    1-Nov-96 1389838
IRS-CM SS/FRAS                           1996    1-Nov-96 1392818
IRS-CM SS/FRAS                           1996    1-Nov-96 1392818
IRS-CM SS/FRAS                           1996    1-Nov-96 1392818
IRS-CM SS/FRAS                           1996    1-Nov-96 1438056
IRS-CM SS/FRAS                           1996    1-Nov-96 SAL000109
IRS-CM SS/FRAS                           1996    1-Nov-96 SAL000110
Legal-NY                                 1996    1-Nov-96 1389513
Legal-NY                                 1996    1-Nov-96 1389838
Legal-NY                                 1996    1-Nov-96 1392818
Legal-NY                                 1996    1-Nov-96 1392818
Legal-NY                                 1996    1-Nov-96 1438056
LONDON OFF THE RUNS (OTR)(B-6D000)       1996    1-Nov-96 1310187
LONDON OFF THE RUNS (OTR)(B-6D000)       1996    1-Nov-96 1310187
LONDON OFF THE RUNS (OTR)(B-6D000)       1996    1-Nov-96 1310187
LONDON OFF THE RUNS (OTR)(B-6D000)       1996    1-Nov-96 1310187
LONDON OFF THE RUNS (OTR)(B-6D000)       1996    1-Nov-96 1310187
LONDON OFF THE RUNS (OTR)(B-6D000)       1996    1-Nov-96 1310187
LONDON OFF THE RUNS (OTR)(B-6D000)       1996    1-Nov-96 1310187
Marketing-NY                             1996    1-Nov-96 1389513
Marketing-NY                             1996    1-Nov-96 1389838
Marketing-NY                             1996    1-Nov-96 1392818
Marketing-NY                             1996    1-Nov-96 1438056
MBSB-ARMS                                1996    1-Nov-96 1389838
MBSB-ARMS                                1996    1-Nov-96 1392818
MBSB-CMOS                                1996    1-Nov-96 1389513
MBSB-CMOS                                1996    1-Nov-96 1389838
MBSB-CMOS                                1996    1-Nov-96 1392818
MBSB-CMOS                                1996    1-Nov-96 1438056
MBSB-GNMA                                1996    1-Nov-96 1389513
MBSB-GNMA                                1996    1-Nov-96 1389513
MBSB-GNMA                                1996    1-Nov-96 1389513
MBSB-GNMA                                1996    1-Nov-96 1389513
MBSB-GNMA                                1996    1-Nov-96 1389838
MBSB-GNMA                                1996    1-Nov-96 1389838
MBSB-GNMA                                1996    1-Nov-96 1392818
MBSB-GNMA                                1996    1-Nov-96 1392818
MBSB-GNMA                                1996    1-Nov-96 1392818
MBSB-GNMA                                1996    1-Nov-96 1435234
MBSB-GNMA                                1996    1-Nov-96 1438056
MBSB-GNMA                                1996    1-Nov-96 154744
MBSB-STRIPS                              1996    1-Nov-96 1389513
MBSB-STRIPS                              1996    1-Nov-96 1389838
MBSB-STRIPS                              1996    1-Nov-96 1392818
MBSB-STRIPS                              1996    1-Nov-96 1438056
MBSB-SUPPORT STAFF                       1996    1-Nov-96 1389513
MBSB-SUPPORT STAFF                       1996    1-Nov-96 1389838
MBSB-SUPPORT STAFF                       1996    1-Nov-96 1392818
MBSB-SUPPORT STAFF                       1996    1-Nov-96 1392818
MBSB-SUPPORT STAFF                       1996    1-Nov-96 1438056
MMI-NY                                   1996    1-Nov-96 1389513
MMI-NY                                   1996    1-Nov-96 1389838
MMI-NY                                   1996    1-Nov-96 1392818
MMI-NY                                   1996    1-Nov-96 1392818
MMI-NY                                   1996    1-Nov-96 1438056
MUNIS-BID WANTED-NY                      1996    1-Nov-96 1257008
MUNIS-BID WANTED-NY                      1996    1-Nov-96 1389513
MUNIS-BID WANTED-NY                      1996    1-Nov-96 1389838
MUNIS-BID WANTED-NY                      1996    1-Nov-96 1392818
MUNIS-BID WANTED-NY                      1996    1-Nov-96 1392818
MUNIS-BID WANTED-NY                      1996    1-Nov-96 1438056
MUNIS-DOLLAR REVENUE-NY                  1996    1-Nov-96 1257008
MUNIS-DOLLAR REVENUE-NY                  1996    1-Nov-96 1389513
MUNIS-DOLLAR REVENUE-NY                  1996    1-Nov-96 1389838
MUNIS-DOLLAR REVENUE-NY                  1996    1-Nov-96 1392818
MUNIS-DOLLAR REVENUE-NY                  1996    1-Nov-96 1438056
MUNIS-GENERAL OBLIGATIONS-NY             1996    1-Nov-96 1257008
MUNIS-GENERAL OBLIGATIONS-NY             1996    1-Nov-96 1257008
MUNIS-GENERAL OBLIGATIONS-NY             1996    1-Nov-96 1289856
MUNIS-GENERAL OBLIGATIONS-NY             1996    1-Nov-96 1389513
MUNIS-GENERAL OBLIGATIONS-NY             1996    1-Nov-96 1389513
MUNIS-GENERAL OBLIGATIONS-NY             1996    1-Nov-96 1389838
MUNIS-GENERAL OBLIGATIONS-NY             1996    1-Nov-96 1392818
MUNIS-GENERAL OBLIGATIONS-NY             1996    1-Nov-96 1392818
MUNIS-GENERAL OBLIGATIONS-NY             1996    1-Nov-96 1438056
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1257008
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1257008
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1289856
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1389513
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1389513
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1389838
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1389838
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1392818
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1392818
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1392818
MUNIS-NY & PR SERIALS & DOLLARS-NY       1996    1-Nov-96 1438056
MUNIS-SUPPORT-NY                         1996    1-Nov-96 1257008
Office Services-NY                       1996    1-Nov-96 1389513
Office Services-NY                       1996    1-Nov-96 1389513
Office Services-NY                       1996    1-Nov-96 1389513
Office Services-NY                       1996    1-Nov-96 1389513
Office Services-NY                       1996    1-Nov-96 1389838
Office Services-NY                       1996    1-Nov-96 1389838
Office Services-NY                       1996    1-Nov-96 1392818
Office Services-NY                       1996    1-Nov-96 1392818
Office Services-NY                       1996    1-Nov-96 1392818
Office Services-NY                       1996    1-Nov-96 1435234
Office Services-NY                       1996    1-Nov-96 1438056
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1389513
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1389513
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1389513
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1389513
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1389513
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1389838
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1389838
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1392818
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1392818
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1392818
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1435234
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1438056
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 1438056
OPS-EQUITIES(B-BF200)                    1996    1-Nov-96 300-312254
OTC Options-NY                           1996    1-Nov-96 1389513
OTC Options-NY                           1996    1-Nov-96 1389838
OTC Options-NY                           1996    1-Nov-96 1392818
OTC Options-NY                           1996    1-Nov-96 1392818
OTC Options-NY                           1996    1-Nov-96 1438056
Systems-NY                               1996    1-Nov-96 001649
Systems-NY                               1996    1-Nov-96 0177003-IN
Systems-NY                               1996    1-Nov-96 0177003-IN
Systems-NY                               1996    1-Nov-96 123J11701
Systems-NY                               1996    1-Nov-96 123W57101C
Systems-NY                               1996    1-Nov-96 123Y80001
Systems-NY                               1996    1-Nov-96 300-303187
Systems-NY                               1996    1-Nov-96 300-303227
Systems-NY                               1996    1-Nov-96 300-303276
Systems-NY                               1996    1-Nov-96 300-303276
Systems-NY                               1996    1-Nov-96 300-306748
Systems-NY                               1996    1-Nov-96 300-309658
Systems-NY                               1996    1-Nov-96 300-309658
Systems-NY                               1996    1-Nov-96 300-311347
Systems-NY                               1996    1-Nov-96 300-312324
Systems-NY                               1996    1-Nov-96 300-313613
Systems-NY                               1996    1-Nov-96 300-315045
Systems-NY                               1996    1-Nov-96 300-316471
Systems-NY                               1996    1-Nov-96 300-318284
Systems-NY                               1996    1-Nov-96 60901676
Systems-NY                               1996    1-Nov-96 7174
Systems-NY                               1996    1-Nov-96 8178
Systems-NY                               1996    1-Nov-96 86Z5953
Systems-NY                               1996    1-Nov-96 96084970
Systems-NY                               1996    1-Nov-96 96084970
Systems-NY                               1996    1-Nov-96 96084970
                                         1996    1-Dec-96 1438064
                                         1996    1-Dec-96 154744
Agencies                                 1996    1-Dec-96 1438064
Corporate Bonds-Utilities/tel/disc       1996    1-Dec-96 256183A
Equity Screen Brokerage                  1996    1-Dec-96 1438064
Equity Screen Brokerage                  1996    1-Dec-96 154744
Euro's London                            1996    1-Dec-96 1438064
FX Forward Mark                          1996    1-Dec-96 1438064
FX Forward Mark                          1996    1-Dec-96 154744
FX Forward Yen                           1996    1-Dec-96 1438064
FX Forward Yen                           1996    1-Dec-96 154744
FX Options-NY                            1996    1-Dec-96 1438064
FX Options-NY                            1996    1-Dec-96 154744
GSB - SHARED COST(B-6C000)               1996    1-Dec-96 1438064
GSB - SHARED COST(B-6C000)               1996    1-Dec-96 154744
GSB - SHARED COST(B-6C000)               1996    1-Dec-96 157308
GSB-Odd Lots                             1996    1-Dec-96 1438064
IRS-CM Mediums                           1996    1-Dec-96 1438064
IRS-CM Mediums                           1996    1-Dec-96 154744
MBSB-GNMA                                1996    1-Dec-96 1438064
MBSB-GNMA                                1996    1-Dec-96 154744
MUNIS-SUPPORT-NY                         1996    1-Dec-96 1438064
OTC Options-NY                           1996    1-Dec-96 256182A
Systems-NY                               1996    1-Dec-96 155825
Systems-NY                               1996    1-Dec-96 155825
Systems-NY                               1996    1-Dec-96 155825
Systems-NY                               1996    1-Dec-96 21046
Systems-NY                               1996    1-Dec-96 21046
Systems-NY                               1996    1-Dec-96 300-309730
Systems-NY                               1996    1-Dec-96 300-321607
Systems-NY                               1996    1-Dec-96 300-321961
Systems-NY                               1996    1-Dec-96 300-322980
Systems-NY                               1996    1-Dec-96 300-324770
Systems-NY                               1996    1-Dec-96 300-325300
Systems-NY                               1996    1-Dec-96 300-325300
Systems-NY                               1996    1-Dec-96 300-325300
Systems-NY                               1996    1-Dec-96 300-325300
Systems-NY                               1996    1-Dec-96 300-325728
Systems-NY                               1996    1-Dec-96 300-334981
Systems-NY                               1996    1-Dec-96 300-334981
Systems-NY                               1996    1-Dec-96 300-334981
Systems-NY                               1996    1-Dec-96 3125
Systems-NY                               1996    1-Dec-96 532805453
Systems-NY                               1996    1-Dec-96 532805453
Systems-NY                               1996    1-Dec-96 532805454
Systems-NY                               1996    1-Dec-96 532805454
Systems-NY                               1996    1-Dec-96 532807559
Systems-NY                               1996    1-Dec-96 8613
Systems-NY                               1996    1-Dec-96 865095901
Systems-NY                               1996    1-Dec-96 865095901
Systems-NY                               1996    1-Dec-96 M4195582
Accounting-NY                            1997    1-Jan-97 1425890
Accounting-NY                            1997    1-Jan-97 1425890
Accounting-NY                            1997    1-Jan-97 1425890
Accounting-NY                            1997    1-Jan-97 A160544
Accounting-NY                            1997    1-Jan-97 D0914253
Accounting-NY                            1997    1-Jan-97 DI1667409
Agencies                                 1997    1-Jan-97 1425890
Agencies                                 1997    1-Jan-97 1425890
Agencies                                 1997    1-Jan-97 D0914253
Art-NY                                   1997    1-Jan-97 1425890
Business Administration                  1997    1-Jan-97 1425890
COMMUNICATIONS (SUSPENSE)(B-BP100)       1997    1-Jan-97 256606A
Communications-NY                        1997    1-Jan-97 1425890
Communications-NY                        1997    1-Jan-97 1425890
Communications-NY                        1997    1-Jan-97 D0914253
Corporate Bonds-Canadians                1997    1-Jan-97 1425890
Corporate Bonds-Canadians                1997    1-Jan-97 D0914253
Corporate Bonds-Corp Convertible Bonds   1997    1-Jan-97 1425890
Corporate Bonds-Corp Convertible Bonds   1997    1-Jan-97 D0914253
Corporate Bonds-High level Transactions  1997    1-Jan-97 1425890
Corporate Bonds-Industrials              1997    1-Jan-97 1425890
Corporate Bonds-Industrials              1997    1-Jan-97 D0914253
Corporate Bonds-Intermediates            1997    1-Jan-97 1425890
Corporate Bonds-Intermediates            1997    1-Jan-97 1425890
Corporate Bonds-Intermediates            1997    1-Jan-97 D0914253
Corporate Bonds-Junks                    1997    1-Jan-97 1425890
Corporate Bonds-Junks                    1997    1-Jan-97 1425890
Corporate Bonds-Junks                    1997    1-Jan-97 D0914253
Corporate Bonds-Med Term Notes           1997    1-Jan-97 1425890
Corporate Bonds-Med Term Notes           1997    1-Jan-97 D0914253
Corporate Bonds-Support                  1997    1-Jan-97 1425890
Corporate Bonds-Support                  1997    1-Jan-97 1425890
Corporate Bonds-Support                  1997    1-Jan-97 D0914253
Corporate Bonds-Utilities/tel/ret        1997    1-Jan-97 1425890
Corporate Bonds-Utilities/tel/ret        1997    1-Jan-97 D0914253
Corporate-NY                             1997    1-Jan-97 1425890
Corporate-NY                             1997    1-Jan-97 1425890
Corporate-NY                             1997    1-Jan-97 D0914253
Credit                                   1997    1-Jan-97 1425890
Credit                                   1997    1-Jan-97 1425890
Credit                                   1997    1-Jan-97 D0914253
Environmental (EBS)-San Francisco        1997    1-Jan-97 1425890
Environmental (EBS)-San Francisco        1997    1-Jan-97 D0914253
Equity Screen Brokerage                  1997    1-Jan-97 1425890
Equity Screen Brokerage                  1997    1-Jan-97 1425890
Equity Screen Brokerage                  1997    1-Jan-97 D0914253
FX Forward Mark                          1997    1-Jan-97 1425890
FX Forward Mark                          1997    1-Jan-97 D0914253
FX Forward Yen                           1997    1-Jan-97 1425890
FX Forward Yen                           1997    1-Jan-97 1425890
FX Forward Yen                           1997    1-Jan-97 D0914253
FX Options-NY                            1997    1-Jan-97 1425890
FX Options-NY                            1997    1-Jan-97 1425890
FX Options-NY                            1997    1-Jan-97 A160544
FX Options-NY                            1997    1-Jan-97 D0914253
FX Options-NY                            1997    1-Jan-97 DI1667409
GSB - SHARED COST(B-6C000)               1997    1-Jan-97 8207
GSB - SHARED COST(B-6C000)               1997    1-Jan-97 8456
GSB-Bills                                1997    1-Jan-97 1425890
GSB-Bills                                1997    1-Jan-97 1425890
GSB-Bills                                1997    1-Jan-97 A160544
GSB-Bills                                1997    1-Jan-97 D0914253
GSB-Bills                                1997    1-Jan-97 DI1667409
GSB-CF Kross                             1997    1-Jan-97 1425890
GSB-CF Kross                             1997    1-Jan-97 1425890
GSB-CF Kross                             1997    1-Jan-97 1481293
GSB-CF Kross                             1997    1-Jan-97 1481293
GSB-CF Kross                             1997    1-Jan-97 1481293
GSB-CF Kross                             1997    1-Jan-97 1481293
GSB-CF Kross                             1997    1-Jan-97 1481293
GSB-CF Kross                             1997    1-Jan-97 A160544
GSB-CF Kross                             1997    1-Jan-97 D0914253
GSB-CF Kross                             1997    1-Jan-97 DI1667409
GSB-Intermediate                         1997    1-Jan-97 1425890
GSB-Intermediate                         1997    1-Jan-97 1425890
GSB-Intermediate                         1997    1-Jan-97 1425890
GSB-Intermediate                         1997    1-Jan-97 A160544
GSB-Intermediate                         1997    1-Jan-97 A160544/A161397
GSB-Intermediate                         1997    1-Jan-97 D0914253
GSB-Intermediate                         1997    1-Jan-97 DI1667409
GSB-Long                                 1997    1-Jan-97 1425890
GSB-Long                                 1997    1-Jan-97 1425890
GSB-Long                                 1997    1-Jan-97 1425890
GSB-Long                                 1997    1-Jan-97 A160544
GSB-Long                                 1997    1-Jan-97 D0914253
GSB-Long                                 1997    1-Jan-97 DI1667409
GSB-Odd Lots                             1997    1-Jan-97 1425890
GSB-Odd Lots                             1997    1-Jan-97 1425890
GSB-Odd Lots                             1997    1-Jan-97 D0914253
GSB-Short                                1997    1-Jan-97 1425890
GSB-Short                                1997    1-Jan-97 1425890
GSB-Short                                1997    1-Jan-97 1425890
GSB-Short                                1997    1-Jan-97 A160544
GSB-Short                                1997    1-Jan-97 D0914253
GSB-Short                                1997    1-Jan-97 DI1667409
GSB-Short/Intermediate                   1997    1-Jan-97 1425890
GSB-Short/Intermediate                   1997    1-Jan-97 1425890
GSB-Short/Intermediate                   1997    1-Jan-97 1425890
GSB-Short/Intermediate                   1997    1-Jan-97 A160544
GSB-Short/Intermediate                   1997    1-Jan-97 D0914253
GSB-Short/Intermediate                   1997    1-Jan-97 DI1667409
GSB-Spread Brokerage                     1997    1-Jan-97 1425890
GSB-Spread Brokerage                     1997    1-Jan-97 D0914253
GSB-Swaps                                1997    1-Jan-97 1425890
GSB-Swaps                                1997    1-Jan-97 1425890
GSB-Swaps                                1997    1-Jan-97 D0914253
GSB-Swaps                                1997    1-Jan-97 DI1667409
GSB-Volume Control                       1997    1-Jan-97 1425890
GSB-Volume Control                       1997    1-Jan-97 1425890
GSB-Volume Control                       1997    1-Jan-97 D0914253
GSB-Zeros                                1997    1-Jan-97 1425890
GSB-Zeros                                1997    1-Jan-97 1425890
GSB-Zeros                                1997    1-Jan-97 D0914253
Human Resources-NY                       1997    1-Jan-97 1425890
Human Resources-NY                       1997    1-Jan-97 D0914253
IRS-CM IR Options                        1997    1-Jan-97 1425890
IRS-CM IR Options                        1997    1-Jan-97 1425890
IRS-CM IR Options                        1997    1-Jan-97 D0914253
IRS-CM Mediums                           1997    1-Jan-97 1425890
IRS-CM Mediums                           1997    1-Jan-97 1425890
IRS-CM Mediums                           1997    1-Jan-97 D0914253
IRS-CM SS/FRAS                           1997    1-Jan-97 1425890
IRS-CM SS/FRAS                           1997    1-Jan-97 1425890
IRS-CM SS/FRAS                           1997    1-Jan-97 D0914253
Legal-NY                                 1997    1-Jan-97 1425890
Legal-NY                                 1997    1-Jan-97 1425890
Legal-NY                                 1997    1-Jan-97 D0914253
Marketing-NY                             1997    1-Jan-97 1425890
Marketing-NY                             1997    1-Jan-97 D0914253
MBSB-ARMS                                1997    1-Jan-97 1425890
MBSB-ARMS                                1997    1-Jan-97 D0914253
MBSB-CMOS                                1997    1-Jan-97 1425890
MBSB-CMOS                                1997    1-Jan-97 D0914253
MBSB-GNMA                                1997    1-Jan-97 1425890
MBSB-GNMA                                1997    1-Jan-97 1425890
MBSB-GNMA                                1997    1-Jan-97 A160544
MBSB-GNMA                                1997    1-Jan-97 D0914253
MBSB-GNMA                                1997    1-Jan-97 DI1667409
MBSB-REGIONALS                           1997    1-Jan-97 1425890
MBSB-STRIPS                              1997    1-Jan-97 1425890
MBSB-STRIPS                              1997    1-Jan-97 D0914253
MBSB-SUPPORT STAFF                       1997    1-Jan-97 1425890
MBSB-SUPPORT STAFF                       1997    1-Jan-97 1425890
MBSB-SUPPORT STAFF                       1997    1-Jan-97 D0914253
MMI-NY                                   1997    1-Jan-97 1425890
MMI-NY                                   1997    1-Jan-97 1425890
MMI-NY                                   1997    1-Jan-97 D0914253
MUNIS-BID WANTED-NY                      1997    1-Jan-97 1425890
MUNIS-BID WANTED-NY                      1997    1-Jan-97 1425890
MUNIS-BID WANTED-NY                      1997    1-Jan-97 D0914253
MUNIS-DOLLAR REVENUE-NY                  1997    1-Jan-97 1425890
MUNIS-DOLLAR REVENUE-NY                  1997    1-Jan-97 D0914253
MUNIS-GENERAL OBLIGATIONS-NY             1997    1-Jan-97 1425890
MUNIS-GENERAL OBLIGATIONS-NY             1997    1-Jan-97 1425890
MUNIS-GENERAL OBLIGATIONS-NY             1997    1-Jan-97 D0914253
MUNIS-NY & PR SERIALS & DOLLARS-NY       1997    1-Jan-97 1425890
MUNIS-NY & PR SERIALS & DOLLARS-NY       1997    1-Jan-97 1425890
MUNIS-NY & PR SERIALS & DOLLARS-NY       1997    1-Jan-97 D0914253
MUNIS-SUPPORT-NY                         1997    1-Jan-97 1425890
Office Services-NY                       1997    1-Jan-97 1425890
Office Services-NY                       1997    1-Jan-97 1425890
Office Services-NY                       1997    1-Jan-97 A160544
Office Services-NY                       1997    1-Jan-97 D0914253
Office Services-NY                       1997    1-Jan-97 DI1667409
OPS-EQUITIES(B-BF200)                    1997    1-Jan-97 1425890
OPS-EQUITIES(B-BF200)                    1997    1-Jan-97 1425890
OPS-EQUITIES(B-BF200)                    1997    1-Jan-97 1425890
OPS-EQUITIES(B-BF200)                    1997    1-Jan-97 A160544
OPS-EQUITIES(B-BF200)                    1997    1-Jan-97 A160544/A161397
OPS-EQUITIES(B-BF200)                    1997    1-Jan-97 D0914253
OPS-EQUITIES(B-BF200)                    1997    1-Jan-97 DI1667409
OTC Options-NY                           1997    1-Jan-97 1425890
OTC Options-NY                           1997    1-Jan-97 1425890
OTC Options-NY                           1997    1-Jan-97 D0914253
SYSTEMS - TO BE ALLOCATED(B-BA500)       1997    1-Jan-97 300-335420
Systems-NY                               1997    1-Jan-97 1470210
Systems-NY                               1997    1-Jan-97 1996-101
Systems-NY                               1997    1-Jan-97 713288
Systems-NY                               1997    1-Jan-97 7399
Systems-NY                               1997    1-Jan-97 8403
Tax-NY                                   1997    1-Jan-97 1425890
                                         1997    1-Feb-97 1218904
                                         1997    1-Feb-97 1361444
                                         1997    1-Feb-97 1364606
Accounting-NY                            1997    1-Feb-97 1392818
Accounting-NY                            1997    1-Feb-97 1505225
Agencies                                 1997    1-Feb-97 1218904
Agencies                                 1997    1-Feb-97 1392818
Agencies                                 1997    1-Feb-97 1505225
Art-NY                                   1997    1-Feb-97 1392818
Business Administration                  1997    1-Feb-97 1392818
Communications-NY                        1997    1-Feb-97 1392818
Communications-NY                        1997    1-Feb-97 1505225
Corporate Bonds-Canadians                1997    1-Feb-97 1392818
Corporate Bonds-Canadians                1997    1-Feb-97 1505225
Corporate Bonds-Corp Convertible Bonds   1997    1-Feb-97 1392818
Corporate Bonds-Corp Convertible Bonds   1997    1-Feb-97 1505225
Corporate Bonds-High level Transactions  1997    1-Feb-97 1392818
Corporate Bonds-Industrials              1997    1-Feb-97 1392818
Corporate Bonds-Industrials              1997    1-Feb-97 1505225
Corporate Bonds-Intermediates            1997    1-Feb-97 1392818
Corporate Bonds-Intermediates            1997    1-Feb-97 1505225
Corporate Bonds-Junks                    1997    1-Feb-97 1392818
Corporate Bonds-Junks                    1997    1-Feb-97 1505225
Corporate Bonds-Med Term Notes           1997    1-Feb-97 1392818
Corporate Bonds-Med Term Notes           1997    1-Feb-97 1505225
Corporate Bonds-New Issues\Regionals     1997    1-Feb-97 1392818
Corporate Bonds-out of town              1997    1-Feb-97 1361444
Corporate Bonds-out of town              1997    1-Feb-97 1364606
Corporate Bonds-Support                  1997    1-Feb-97 1392818
Corporate Bonds-Support                  1997    1-Feb-97 1505225
Corporate Bonds-Utilities/tel/ret        1997    1-Feb-97 1392818
Corporate Bonds-Utilities/tel/ret        1997    1-Feb-97 1505225
Corporate-NY                             1997    1-Feb-97 1392818
Corporate-NY                             1997    1-Feb-97 1505225
Credit                                   1997    1-Feb-97 1392818
Credit                                   1997    1-Feb-97 1505225
Emerging Markets Brady Bonds             1997    1-Feb-97 1361444
Emerging Markets Brady Bonds             1997    1-Feb-97 1364606
Emerging Markets Brady Bonds             1997    1-Feb-97 1375583
Emerging Markets Brady Bonds             1997    1-Feb-97 1392818
Emerging Markets Brady Bonds             1997    1-Feb-97 1505225
Emerging Markets Brady Bonds             1997    1-Feb-97 1996-099
Emerging Markets Brady Bonds             1997    1-Feb-97 1996-101
Emerging Markets Brady Bonds             1997    1-Feb-97 1996-102
Emerging Markets Brady Bonds             1997    1-Feb-97 21009
Emerging Markets Brady Bonds             1997    1-Feb-97 21009
Emerging Markets Brady Bonds             1997    1-Feb-97 27834
Emerging Markets Brady Bonds             1997    1-Feb-97 A161419
Emerging Markets Euro Bonds              1997    1-Feb-97 1361444
Emerging Markets Euro Bonds              1997    1-Feb-97 1364606
Emerging Markets Euro Bonds              1997    1-Feb-97 1392818
Emerging Markets Euro Bonds              1997    1-Feb-97 1505225
Environmental (EBS)                      1997    1-Feb-97 1996-047
Environmental (EBS)                      1997    1-Feb-97 1996-099
Environmental (EBS)                      1997    1-Feb-97 1996-101
Environmental (EBS)                      1997    1-Feb-97 AMS1996-024
Equity Screen Brokerage                  1997    1-Feb-97 1361444
Equity Screen Brokerage                  1997    1-Feb-97 1364606
Equity Screen Brokerage                  1997    1-Feb-97 1392818
Equity Screen Brokerage                  1997    1-Feb-97 1505225
Euro's London                            1997    1-Feb-97 1218904
FX Forward Mark                          1997    1-Feb-97 1218904
FX Forward Mark                          1997    1-Feb-97 1375583
FX Forward Mark                          1997    1-Feb-97 1392818
FX Forward Mark                          1997    1-Feb-97 1505225
FX Forward Mark                          1997    1-Feb-97 1996-083
FX Forward Yen                           1997    1-Feb-97 1218904
FX Forward Yen                           1997    1-Feb-97 1392818
FX Forward Yen                           1997    1-Feb-97 1505225
FX Forward Yen                           1997    1-Feb-97 1996-099
FX Options-Exotic - NY                   1997    1-Feb-97 1392818
FX Options-Exotic - NY                   1997    1-Feb-97 1412072
FX Options-Exotic - NY                   1997    1-Feb-97 1505225
FX Options-NY                            1997    1-Feb-97 1392818
FX Options-NY                            1997    1-Feb-97 1505225
FX Options-NY                            1997    1-Feb-97 1996-101
GSB - SHARED COST(B-6C000)               1997    1-Feb-97 1218904
GSB - SHARED COST(B-6C000)               1997    1-Feb-97 1361444
GSB - SHARED COST(B-6C000)               1997    1-Feb-97 1364606
GSB - SHARED COST(B-6C000)               1997    1-Feb-97 1375583
GSB - SHARED COST(B-6C000)               1997    1-Feb-97 1996-099
GSB - SHARED COST(B-6C000)               1997    1-Feb-97 1996-101
GSB-Bills                                1997    1-Feb-97 1392818
GSB-Bills                                1997    1-Feb-97 1505225
GSB-CF Kross                             1997    1-Feb-97 1392818
GSB-CF Kross                             1997    1-Feb-97 1505225
GSB-Intermediate                         1997    1-Feb-97 1392818
GSB-Intermediate                         1997    1-Feb-97 1505225
GSB-Long                                 1997    1-Feb-97 1392818
GSB-Long                                 1997    1-Feb-97 1505225
GSB-Odd Lots                             1997    1-Feb-97 1392818
GSB-Odd Lots                             1997    1-Feb-97 1505225
GSB-Proprietary Desk                     1997    1-Feb-97 1392818
GSB-Proprietary Desk                     1997    1-Feb-97 1505225
GSB-Short                                1997    1-Feb-97 1392818
GSB-Short                                1997    1-Feb-97 1505225
GSB-Short/Intermediate                   1997    1-Feb-97 1392818
GSB-Short/Intermediate                   1997    1-Feb-97 1505225
GSB-Spread Brokerage                     1997    1-Feb-97 1392818
GSB-Spread Brokerage                     1997    1-Feb-97 1505225
GSB-Swaps                                1997    1-Feb-97 1392818
GSB-Swaps                                1997    1-Feb-97 1505225
GSB-Volume Control                       1997    1-Feb-97 1392818
GSB-Volume Control                       1997    1-Feb-97 1505225
GSB-Zeros                                1997    1-Feb-97 1392818
GSB-Zeros                                1997    1-Feb-97 1505225
Human Resources-NY                       1997    1-Feb-97 1392818
Human Resources-NY                       1997    1-Feb-97 1505225
IES                                      1997    1-Feb-97 1392818
IES                                      1997    1-Feb-97 1505225
IRS-CM IR Options                        1997    1-Feb-97 1392818
IRS-CM IR Options                        1997    1-Feb-97 1505225
IRS-CM Mediums                           1997    1-Feb-97 1392818
IRS-CM Mediums                           1997    1-Feb-97 1505225
IRS-CM SS/FRAS                           1997    1-Feb-97 1392818
IRS-CM SS/FRAS                           1997    1-Feb-97 1505225
IRS-LONDON FRA                           1997    1-Feb-97 1392818
IRS-LONDON FRA                           1997    1-Feb-97 1505225
Legal-NY                                 1997    1-Feb-97 1392818
Legal-NY                                 1997    1-Feb-97 1505225
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-Feb-97 1375583
Marketing-NY                             1997    1-Feb-97 1392818
MBSB-ARMS                                1997    1-Feb-97 1392818
MBSB-CMOS                                1997    1-Feb-97 1392818
MBSB-CMOS                                1997    1-Feb-97 1505225
MBSB-GNMA                                1997    1-Feb-97 1218904
MBSB-GNMA                                1997    1-Feb-97 1392818
MBSB-GNMA                                1997    1-Feb-97 1505225
MBSB-REGIONALS                           1997    1-Feb-97 1392818
MBSB-STRIPS                              1997    1-Feb-97 1392818
MBSB-STRIPS                              1997    1-Feb-97 1505225
MBSB-SUPPORT STAFF                       1997    1-Feb-97 1392818
MBSB-SUPPORT STAFF                       1997    1-Feb-97 1505225
MMI-NY                                   1997    1-Feb-97 1392818
MMI-NY                                   1997    1-Feb-97 1505225
MUNIS-BID WANTED-NY                      1997    1-Feb-97 1392818
MUNIS-BID WANTED-NY                      1997    1-Feb-97 1505225
MUNIS-DOLLAR REVENUE-NY                  1997    1-Feb-97 1392818
MUNIS-DOLLAR REVENUE-NY                  1997    1-Feb-97 1505225
MUNIS-GENERAL OBLIGATIONS-NY             1997    1-Feb-97 1392818
MUNIS-GENERAL OBLIGATIONS-NY             1997    1-Feb-97 1505225
MUNIS-NY & PR SERIALS & DOLLARS-NY       1997    1-Feb-97 1392818
MUNIS-NY & PR SERIALS & DOLLARS-NY       1997    1-Feb-97 1505225
MUNIS-SUPPORT-NY                         1997    1-Feb-97 1996-099
Office Services-NY                       1997    1-Feb-97 1392818
Office Services-NY                       1997    1-Feb-97 1505225
OPS-EQUITIES(B-BF200)                    1997    1-Feb-97 1392818
OPS-EQUITIES(B-BF200)                    1997    1-Feb-97 1505225
OTC Options-NY                           1997    1-Feb-97 1392818
OTC Options-NY                           1997    1-Feb-97 1505225
Projects                                 1997    1-Feb-97 1392818
Systems-NY                               1997    1-Feb-97 27834
Systems-NY                               1997    1-Feb-97 711969
Tax-NY                                   1997    1-Feb-97 1392818
Tax-NY                                   1997    1-Feb-97 1505225
Training Dept. General                   1997    1-Feb-97 1392818
Training Dept. General                   1997    1-Feb-97 1505225
Accounting-NY                            1997    1-Mar-97 D0914253
Accounting-NY                            1997    1-Mar-97 I1643172
Accounting-NY                            1997    1-Mar-97 I1648250
Accounting-NY                            1997    1-Mar-97 I1667409
Agencies                                 1997    1-Mar-97 D0914253
Communications-NY                        1997    1-Mar-97 123B77901
Corporate Bonds-Canadians                1997    1-Mar-97 D0914253
Corporate Bonds-Corp Convertible Bonds   1997    1-Mar-97 D0914253
Corporate Bonds-Industrials              1997    1-Mar-97 D0914253
Corporate Bonds-Intermediates            1997    1-Mar-97 D0914253
Corporate Bonds-Junks                    1997    1-Mar-97 D0914253
Corporate Bonds-Med Term Notes           1997    1-Mar-97 D0914253
Corporate Bonds-Support                  1997    1-Mar-97 D0914253
Corporate Bonds-Utilities/tel/ret        1997    1-Mar-97 D0914253
Credit                                   1997    1-Mar-97 D0914253
Emerging Markets Brady Bonds             1997    1-Mar-97 1375583
Emerging Markets Brady Bonds             1997    1-Mar-97 D0914253
Emerging Markets Brady Bonds             1997    1-Mar-97 I1643172
Emerging Markets Brady Bonds             1997    1-Mar-97 I1648250
Emerging Markets Brady Bonds             1997    1-Mar-97 I1667409
Emerging Markets Euro Bonds              1997    1-Mar-97 D0914253
Equity Screen Brokerage                  1997    1-Mar-97 D0914253
FX Forward Mark                          1997    1-Mar-97 1375583
FX Forward Mark                          1997    1-Mar-97 D0914253
FX Forward Yen                           1997    1-Mar-97 D0914253
FX Options-Exotic - NY                   1997    1-Mar-97 D0914253
FX Options-Exotic - NY                   1997    1-Mar-97 I1643172
FX Options-Exotic - NY                   1997    1-Mar-97 I1648250
FX Options-Exotic - NY                   1997    1-Mar-97 I1667409
FX Options-NY                            1997    1-Mar-97 D0914253
GSB - SHARED COST(B-6C000)               1997    1-Mar-97 1375583
GSB-Bills                                1997    1-Mar-97 D0914253
GSB-Bills                                1997    1-Mar-97 I1667409
GSB-CF Kross                             1997    1-Mar-97 D0914253
GSB-CF Kross                             1997    1-Mar-97 I1643172
GSB-CF Kross                             1997    1-Mar-97 I1648250
GSB-CF Kross                             1997    1-Mar-97 I1667409
GSB-Intermediate                         1997    1-Mar-97 D0914253
GSB-Intermediate                         1997    1-Mar-97 I1643172
GSB-Intermediate                         1997    1-Mar-97 I1648250
GSB-Intermediate                         1997    1-Mar-97 I1667409
GSB-Long                                 1997    1-Mar-97 1375583
GSB-Long                                 1997    1-Mar-97 D0914253
GSB-Long                                 1997    1-Mar-97 I1643172
GSB-Long                                 1997    1-Mar-97 I1648250
GSB-Long                                 1997    1-Mar-97 I1667409
GSB-Odd Lots                             1997    1-Mar-97 D0914253
GSB-Proprietary Desk                     1997    1-Mar-97 D0914253
GSB-Short                                1997    1-Mar-97 D0914253
GSB-Short                                1997    1-Mar-97 I1643172
GSB-Short                                1997    1-Mar-97 I1648250
GSB-Short                                1997    1-Mar-97 I1667409
GSB-Short/Intermediate                   1997    1-Mar-97 D0914253
GSB-Short/Intermediate                   1997    1-Mar-97 I1643172
GSB-Short/Intermediate                   1997    1-Mar-97 I1648250
GSB-Short/Intermediate                   1997    1-Mar-97 I1667409
GSB-Spread Brokerage                     1997    1-Mar-97 D0914253
GSB-Swaps                                1997    1-Mar-97 D0914253
GSB-Volume Control                       1997    1-Mar-97 D0914253
GSB-Zeros                                1997    1-Mar-97 D0914253
IRS-CM IR Options                        1997    1-Mar-97 D0914253
IRS-CM Mediums                           1997    1-Mar-97 D0914253
IRS-CM SS/FRAS                           1997    1-Mar-97 D0914253
IRS-LONDON FRA                           1997    1-Mar-97 D0914253
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-Mar-97 1375583
MBSB-CMOS                                1997    1-Mar-97 D0914253
MBSB-GNMA                                1997    1-Mar-97 D0914253
MBSB-GNMA                                1997    1-Mar-97 I1667409
MBSB-STRIPS                              1997    1-Mar-97 D0914253
MBSB-SUPPORT STAFF                       1997    1-Mar-97 D0914253
MMI-NY                                   1997    1-Mar-97 D0914253
MUNIS-BID WANTED-NY                      1997    1-Mar-97 D0914253
MUNIS-DOLLAR REVENUE-NY                  1997    1-Mar-97 D0914253
MUNIS-GENERAL OBLIGATIONS-NY             1997    1-Mar-97 D0914253
MUNIS-NY & PR SERIALS & DOLLARS-NY       1997    1-Mar-97 D0914253
MUNIS-SUPPORT-NY                         1997    1-Mar-97 1375583
OPS-EQUITIES(B-BF200)                    1997    1-Mar-97 D0914253
OPS-EQUITIES(B-BF200)                    1997    1-Mar-97 I1643172
OPS-EQUITIES(B-BF200)                    1997    1-Mar-97 I1648250
OPS-EQUITIES(B-BF200)                    1997    1-Mar-97 I1667409
OTC Options-NY                           1997    1-Mar-97 D0914253
SYSTEMS - TO BE ALLOCATED(B-BA500)       1997    1-Mar-97 80250
Systems-NY                               1997    1-Mar-97 711971
Communications-NY                        1997    1-Apr-97 1
Communications-NY                        1997    1-Apr-97 2
Communications-NY                        1997    1-May-97 D44F1
Emerging Markets Brady Bonds             1997    1-May-97 21009
Emerging Markets Brady Bonds             1997    1-May-97 21009
Emerging Markets Brady Bonds             1997    1-May-97 21369
Emerging Markets Brady Bonds             1997    1-May-97 21369
Environmental (EBS)                      1997    1-May-97 1533194
Equity Screen Brokerage                  1997    1-May-97 1533194
FX Forward Yen                           1997    1-May-97 1538194
GSB - SHARED COST(B-6C000)               1997    1-May-97 158664
GSB - SHARED COST(B-6C000)               1997    1-May-97 21122
GSB - SHARED COST(B-6C000)               1997    1-May-97 300-348949
GSB-Odd Lots                             1997    1-May-97 1533194
GSB-Swaps                                1997    1-May-97 1533194
GSB-Swaps                                1997    1-May-97 21122
Headcount all                            1997    1-May-97 1511791
Headcount all                            1997    1-May-97 1511791
Headcount all                            1997    1-May-97 159045
Headcount all                            1997    1-May-97 300332337
Headcount all                            1997    1-May-97 300332337
Headcount all                            1997    1-May-97 300332337
Headcount all                            1997    1-May-97 300334981
Headcount all                            1997    1-May-97 300334981
Headcount all                            1997    1-May-97 300334981
Headcount all                            1997    1-May-97 300334981
Headcount NY                             1997    1-May-97 1534146
Human Resources-NY                       1997    1-May-97 92968
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-May-97 1533194
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-May-97 1533194
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-May-97 1533194
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-May-97 1533194
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-May-97 1533194
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-May-97 21122
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-May-97 300-348949
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-May-97 300-356055
Project-Emerging Markets                 1997    1-May-97 1538194
Systems-NY                               1997    1-May-97 112685
Systems-NY                               1997    1-May-97 113808
Systems-NY                               1997    1-May-97 113809
Systems-NY                               1997    1-May-97 1505225
Systems-NY                               1997    1-May-97 1511095
Systems-NY                               1997    1-May-97 1533194
Systems-NY                               1997    1-May-97 1538194
Systems-NY                               1997    1-May-97 158664
Systems-NY                               1997    1-May-97 158664
Systems-NY                               1997    1-May-97 161328
Systems-NY                               1997    1-May-97 21042
Systems-NY                               1997    1-May-97 21042
Systems-NY                               1997    1-May-97 21371
Systems-NY                               1997    1-May-97 2198425
Systems-NY                               1997    1-May-97 300-323976
Systems-NY                               1997    1-May-97 300-335420
Systems-NY                               1997    1-May-97 300-335420
Systems-NY                               1997    1-May-97 300-335420
Systems-NY                               1997    1-May-97 300-336298
Systems-NY                               1997    1-May-97 300-336465
Systems-NY                               1997    1-May-97 300-336465
Systems-NY                               1997    1-May-97 300-339184
Systems-NY                               1997    1-May-97 300-340229
Systems-NY                               1997    1-May-97 300-341293
Systems-NY                               1997    1-May-97 300-341293
Systems-NY                               1997    1-May-97 300-342178
Systems-NY                               1997    1-May-97 300-342178
Systems-NY                               1997    1-May-97 300-342178
Systems-NY                               1997    1-May-97 300-342481
Systems-NY                               1997    1-May-97 300-342481
Systems-NY                               1997    1-May-97 300-342481
Systems-NY                               1997    1-May-97 300-342481
Systems-NY                               1997    1-May-97 300-342519
Systems-NY                               1997    1-May-97 300-344263
Systems-NY                               1997    1-May-97 300-344264
Systems-NY                               1997    1-May-97 300-348428
Systems-NY                               1997    1-May-97 300-348949
Systems-NY                               1997    1-May-97 300-356055
Systems-NY                               1997    1-May-97 300332337
Systems-NY                               1997    1-May-97 300334981
Systems-NY                               1997    1-May-97 300334981
Systems-NY                               1997    1-May-97 300357389
Systems-NY                               1997    1-May-97 368590
Systems-NY                               1997    1-May-97 6122001
Systems-NY                               1997    1-May-97 713945
Systems-NY                               1997    1-May-97 82130
Systems-NY                               1997    1-May-97 864739603
Systems-NY                               1997    1-May-97 9119
Systems-NY                               1997    1-May-97 9120
Systems-NY                               1997    1-May-97 9120
Systems-NY                               1997    1-May-97 9125
Systems-NY                               1997    1-May-97 9174
Systems-NY                               1997    1-May-97 9200
Systems-NY                               1997    1-May-97 9228
Systems-NY                               1997    1-May-97 9285
Systems-NY                               1997    1-May-97 9285
Systems-NY                               1997    1-May-97 9285
Systems-NY                               1997    1-May-97 9306
Systems-NY                               1997    1-May-97 9314
Systems-NY                               1997    1-May-97 9434
Systems-NY                               1997    1-May-97 9435
Systems-NY                               1997    1-May-97 9478
Systems-NY                               1997    1-May-97 9650
Systems-NY                               1997    1-May-97 CEA71
Systems-NY                               1997    1-May-97 CECC1
Systems-NY                               1997    1-May-97 CF2D1
Systems-NY                               1997    1-May-97 Q9H2911
Systems-NY                               1997    1-May-97 REQ0911
Systems-NY                               1997    1-May-97 RG0111
Emerging Markets Brady Bonds             1997    1-Jul-97 21009
Emerging Markets Brady Bonds             1997    1-Jul-97 21009
Headcount all                            1997    1-Jul-97 1511791
Headcount all                            1997    1-Jul-97 300332337
Headcount all                            1997    1-Jul-97 300332337
Headcount all                            1997    1-Jul-97 300332337
Headcount all                            1997    1-Jul-97 300334981
Headcount all                            1997    1-Jul-97 300334981
Headcount all                            1997    1-Jul-97 300334981
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-Jul-97 1533194
SYSTEMS - TO BE ALLOCATED(B-BA500)       1997    1-Jul-97 300-335420
Systems-NY                               1997    1-Jul-97 1505225
Systems-NY                               1997    1-Jul-97 1533194
Systems-NY                               1997    1-Jul-97 300-341293
Systems-NY                               1997    1-Jul-97 300-342481
Systems-NY                               1997    1-Jul-97 300-342481
Systems-NY                               1997    1-Jul-97 300-342481
Systems-NY                               1997    1-Jul-97 300-342519
Systems-NY                               1997    1-Jul-97 300332337
Systems-NY                               1997    1-Jul-97 300334981
Systems-NY                               1997    1-Jul-97 300334981
Systems-NY                               1997    1-Jul-97 82130
Systems-NY                               1997    1-Jul-97 90945
Systems-NY                               1997    1-Jul-97 9120
Systems-NY                               1997    1-Jul-97 9120
Systems-NY                               1997    1-Jul-97 9228
Systems-NY                               1997    1-Jul-97 9285
Accounting-NY                            1997    1-Aug-97 11928
Accounting-NY                            1997    1-Aug-97 11928
Accounting-NY                            1997    1-Aug-97 391253
Accounting-NY                            1997    1-Aug-97 429382
Accounting-NY                            1997    1-Aug-97 429904
Agencies                                 1997    1-Aug-97 383336
Communications-NY                        1997    1-Aug-97 10037
Communications-NY                        1997    1-Aug-97 126362
Communications-NY                        1997    1-Aug-97 300363636
Communications-NY                        1997    1-Aug-97 45072
Communications-NY                        1997    1-Aug-97 63756
Communications-NY                        1997    1-Aug-97 64072
Communications-NY                        1997    1-Aug-97 82460
Communications-NY                        1997    1-Aug-97 DE0E1
Corporate Bonds-Canadians                1997    1-Aug-97 1659822
Corporate Bonds-Corp Convertible Bonds   1997    1-Aug-97 21667
Corporate Bonds-High level Transactions  1997    1-Aug-97 1627540
Corporate Bonds-High level Transactions  1997    1-Aug-97 21728
Corporate Bonds-High level Transactions  1997    1-Aug-97 21728
Corporate Bonds-out of town              1997    1-Aug-97 1627540
Corporate-NY                             1997    1-Aug-97 389461
Corporate-NY                             1997    1-Aug-97 389461
Corporate-NY                             1997    1-Aug-97 389461
Emerging Markets Brady Bonds             1997    1-Aug-97 1501941
Emerging Markets Brady Bonds             1997    1-Aug-97 1501941
Emerging Markets Brady Bonds             1997    1-Aug-97 1501941
Emerging Markets Brady Bonds             1997    1-Aug-97 1501941
Emerging Markets Brady Bonds             1997    1-Aug-97 1538194
Emerging Markets Brady Bonds             1997    1-Aug-97 1597067
Emerging Markets Brady Bonds             1997    1-Aug-97 1627540
Emerging Markets Brady Bonds             1997    1-Aug-97 1659822
Emerging Markets Brady Bonds             1997    1-Aug-97 21728
Emerging Markets Brady Bonds             1997    1-Aug-97 21728
FX Forward Yen                           1997    1-Aug-97 1597067
GSB - SHARED COST(B-6C000)               1997    1-Aug-97 1538194
GSB - SHARED COST(B-6C000)               1997    1-Aug-97 1597067
GSB - SHARED COST(B-6C000)               1997    1-Aug-97 21464
GSB - SHARED COST(B-6C000)               1997    1-Aug-97 21728
GSB - SHARED COST(B-6C000)               1997    1-Aug-97 21728
GSB-CF Kross                             1997    1-Aug-97 00450
GSB-Odd Lots                             1997    1-Aug-97 1597067
GSB-Odd Lots                             1997    1-Aug-97 1627540
GSB-Swaps                                1997    1-Aug-97 1538194
GSB-Swaps                                1997    1-Aug-97 1597067
GSB-Swaps                                1997    1-Aug-97 1627540
GSB-Swaps                                1997    1-Aug-97 1658459
GSB-Swaps                                1997    1-Aug-97 1659822
GSB-Swaps                                1997    1-Aug-97 21464
Headcount all                            1997    1-Aug-97 1025172
Headcount all                            1997    1-Aug-97 1506121
Headcount all                            1997    1-Aug-97 1506121
Headcount all                            1997    1-Aug-97 1522483
Headcount all                            1997    1-Aug-97 1530681
Headcount all                            1997    1-Aug-97 1530681
Headcount all                            1997    1-Aug-97 1530681
Headcount all                            1997    1-Aug-97 1530681
Headcount all                            1997    1-Aug-97 1568467
Headcount all                            1997    1-Aug-97 161177
Headcount all                            1997    1-Aug-97 161177
Headcount all                            1997    1-Aug-97 161177
Headcount all                            1997    1-Aug-97 1627540
Headcount all                            1997    1-Aug-97 1641228
Headcount all                            1997    1-Aug-97 1641228
Headcount all                            1997    1-Aug-97 1641228
Headcount all                            1997    1-Aug-97 1641228
Headcount all                            1997    1-Aug-97 1641228
Headcount all                            1997    1-Aug-97 1666754
Headcount all                            1997    1-Aug-97 1667024
Headcount all                            1997    1-Aug-97 1700640
Headcount all                            1997    1-Aug-97 1700640
Headcount all                            1997    1-Aug-97 21498
Headcount all                            1997    1-Aug-97 21498
Headcount all                            1997    1-Aug-97 21498
Headcount all                            1997    1-Aug-97 21498
Headcount all                            1997    1-Aug-97 21498
Headcount all                            1997    1-Aug-97 21498
Headcount all                            1997    1-Aug-97 21517
Headcount all                            1997    1-Aug-97 300332337
Headcount all                            1997    1-Aug-97 8222
Headcount all                            1997    1-Aug-97 A171878
Headcount all                            1997    1-Aug-97 A171878
Headcount NY                             1997    1-Aug-97 13203
Headcount NY                             1997    1-Aug-97 164610
Headcount NY                             1997    1-Aug-97 165361
Headcount NY                             1997    1-Aug-97 389461
Headcount NY                             1997    1-Aug-97 389461
Headcount NY                             1997    1-Aug-97 389461
Headcount NY                             1997    1-Aug-97 97461
Headcount UX                             1997    1-Aug-97 51697
Headcount VX                             1997    1-Aug-97 865547901
Headcount VX                             1997    1-Aug-97 865547901
IES                                      1997    1-Aug-97 97087247
IRS-CM SS/FRAS                           1997    1-Aug-97 1597067
IRS-CM SS/FRAS                           1997    1-Aug-97 SAL000803/B6ZER
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-Aug-97 1533194
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-Aug-97 1568467
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-Aug-97 1597067
MUNIS-BID WANTED-NY                      1997    1-Aug-97 1659822
MUNIS-SUPPORT-NY                         1997    1-Aug-97 1659822
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 11688
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 11688
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 11688
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 11688
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 11688
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1538194
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1538194
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1538194
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1538194
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1538194
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1538194
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1538194
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1538194
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 158594
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 158594
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 158666
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1597067
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1597067
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 162082
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 162082
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 162082
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1627540
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1658459
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1659822
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660760
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660760
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660760
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660760
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660760
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660760
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660760
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660761
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660761
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1660761
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1662260
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1662260
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1662260
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1662260
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1662260
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1662260
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 17183
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 1997049
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 21158
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 21239
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 21239
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 21464
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 21772
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 21780
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 300340229
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 300363636
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 401260
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 405531
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 713620
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 713729
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 714768
SYSTEMS DATA LINES(B-BA100)              1997    1-Aug-97 9649
Systems-NY                               1997    1-Aug-97 121182
Systems-NY                               1997    1-Aug-97 1538194
Systems-NY                               1997    1-Aug-97 164610
Systems-NY                               1997    1-Aug-97 165362
Systems-NY                               1997    1-Aug-97 165362
Systems-NY                               1997    1-Aug-97 21591
Systems-NY                               1997    1-Aug-97 21591
Systems-NY                               1997    1-Aug-97 21612
Systems-NY                               1997    1-Aug-97 21728
Systems-NY                               1997    1-Aug-97 21772
Systems-NY                               1997    1-Aug-97 21780
Systems-NY                               1997    1-Aug-97 300352137
Systems-NY                               1997    1-Aug-97 300363636
Systems-NY                               1997    1-Aug-97 391164
Systems-NY                               1997    1-Aug-97 392404
Systems-NY                               1997    1-Aug-97 395269
Systems-NY                               1997    1-Aug-97 396354
Systems-NY                               1997    1-Aug-97 398061
Systems-NY                               1997    1-Aug-97 39839
Systems-NY                               1997    1-Aug-97 405631
Systems-NY                               1997    1-Aug-97 42497
Systems-NY                               1997    1-Aug-97 426711
Systems-NY                               1997    1-Aug-97 45118
Systems-NY                               1997    1-Aug-97 63756
Systems-NY                               1997    1-Aug-97 68609
Systems-NY                               1997    1-Aug-97 71311
Systems-NY                               1997    1-Aug-97 71311
Systems-NY                               1997    1-Aug-97 713620
Systems-NY                               1997    1-Aug-97 714266
Systems-NY                               1997    1-Aug-97 73975
Systems-NY                               1997    1-Aug-97 8038
Systems-NY                               1997    1-Aug-97 8422
Systems-NY                               1997    1-Aug-97 9120
Systems-NY                               1997    1-Aug-97 93116
Systems-NY                               1997    1-Aug-97 9342
Systems-NY                               1997    1-Aug-97 9531
Systems-NY                               1997    1-Aug-97 9618
Systems-NY                               1997    1-Aug-97 E0681
Systems-NY                               1997    1-Aug-97 Q9H2911
Systems-NY                               1997    1-Aug-97 RB59511
SYSTEMS DATA LINES(B-BA100)              1997    1-Sep-97 49929
Systems-NY                               1997    1-Sep-97 1997124
Systems-NY                               1997    1-Sep-97 21122
Systems-NY                               1997    1-Sep-97 28393
Systems-NY                               1997    1-Sep-97 45118
Systems-NY                               1997    1-Sep-97 69829
Systems-NY                               1997    1-Sep-97 74326
Systems-NY                               1997    1-Sep-97 82130
Systems-NY                               1997    1-Sep-97 9531
Systems-NY                               1997    1-Sep-97 EE911
Systems-NY                               1997    1-Sep-97 EE912
Headcount NY                             1997    1-Oct-97 300335420
SYSTEMS DATA LINES(B-BA100)              1997    1-Oct-97 Q9H2911
Systems-NY                               1997    1-Oct-97 23359
Systems-NY                               1997    1-Oct-97 300347255
Systems-NY                               1997    1-Oct-97 45118
Systems-NY                               1997    1-Oct-97 82130
Systems-NY                               1997    1-Oct-97 93116
Systems-NY                               1997    1-Oct-97 9531
Headcount all                            1997    1-Nov-97 1772850
Headcount all                            1997    1-Nov-97 1772850
Headcount NY                             1997    1-Nov-97 300332337
Systems-NY                               1997    1-Nov-97 122615
Systems-NY                               1997    1-Nov-97 166864
Systems-NY                               1997    1-Nov-97 170202
Systems-NY                               1997    1-Nov-97 170202
Systems-NY                               1997    1-Nov-97 170202
Systems-NY                               1997    1-Nov-97 170202
Systems-NY                               1997    1-Nov-97 170202
Systems-NY                               1997    1-Nov-97 1787536
Systems-NY                               1997    1-Nov-97 22556
Systems-NY                               1997    1-Nov-97 4639
Systems-NY                               1997    1-Nov-97 61802841
Systems-NY                               1997    1-Nov-97 76369
Systems-NY                               1997    1-Nov-97 81941
Systems-NY                               1997    1-Nov-97 8787
Systems-NY                               1997    1-Nov-97 8849
Systems-NY                               1997    1-Nov-97 96876
Systems-NY                               1997    1-Nov-97 97515
LONDON OFF THE RUNS (OTR)(B-6D000)       1997    1-Dec-97 21122
Office Services-NY                       1997    1-Dec-97 300332337
SYSTEMS - TO BE ALLOCATED(B-BA500)       1997    1-Dec-97 1997124
SYSTEMS DATA LINES(B-BA100)              1997    1-Dec-97 49929
SYSTEMS DATA LINES(B-BA100)              1997    1-Dec-97 Q9H2911
Systems-Mercury Teledata-NY              1997    1-Dec-97 ED201
Systems-NY                               1997    1-Dec-97
Systems-NY                               1997    1-Dec-97 173481
Systems-NY                               1997    1-Dec-97 1997124
Systems-NY                               1997    1-Dec-97 22525
Systems-NY                               1997    1-Dec-97 28393
Systems-NY                               1997    1-Dec-97 69829
Systems-NY                               1997    1-Dec-97 74326
Systems-NY                               1997    1-Dec-97 9531
Systems-NY                               1997    1-Dec-97 EE911
Systems-NY                               1997    1-Dec-97 EE912
CANTOR DIGITAL SPEED(B-AV007)            1998    1-Jan-98 E302719
ITD-Sales General                        1998    1-Jan-98 007392
SYSTEMS DATA LINES(B-BA100)              1998    1-Jan-98 100450
Systems-NY                               1998    1-Jan-98 0006632
Systems-NY                               1998    1-Jan-98 007392
Systems-NY                               1998    1-Jan-98 007392
Systems-NY                               1998    1-Jan-98 007392
Systems-NY                               1998    1-Jan-98 007392
Systems-NY                               1998    1-Jan-98 0185253
Systems-NY                               1998    1-Jan-98 125784
Systems-NY                               1998    1-Jan-98 226933
Systems-NY                               1998    1-Jan-98 8935
Systems-NY                               1998    1-Jan-98 A3277365
Systems-NY                               1998    1-Jan-98 NYNY3246
ITD-Chicago                              1998    1-Feb-98 10702
MMI-NY                                   1998    1-Feb-98 38005
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Feb-98
Systems-NY                               1998    1-Feb-98
Systems-NY                               1998    1-Feb-98 00557
Systems-NY                               1998    1-Feb-98 1895079
Systems-NY                               1998    1-Mar-98 22478
Tax-NY                                   1998    1-Mar-98 031198
Systems-NY                               1998    1-Apr-98 01489
Systems-NY                               1998    1-Apr-98 178754
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-May-98 98116
Systems-NY                               1998    1-Jun-98 DT404848
Canadians Coupons-Toronto                1998    1-Jul-98
GSB - SHARED COST(B-6C000)               1998    1-Jul-98
GSB - SHARED COST(B-6C000)               1998    1-Jul-98
GSB-Odd Lots                             1998    1-Jul-98
GSB-Swaps                                1998    1-Jul-98
GSB-Swaps                                1998    1-Jul-98
GSB-Swaps                                1998    1-Jul-98
MBSB-GNMA                                1998    1-Jul-98
MBSB-GNMA                                1998    1-Jul-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
Systems-NY                               1998    1-Jul-98
                                         1998    1-Aug-98
Canadians Coupons-Toronto                1998    1-Aug-98
CONNECTICUT SALES GENERAL                1998    1-Aug-98
Emerging Markets Brady Bonds             1998    1-Aug-98
GSB - SHARED COST(B-6C000)               1998    1-Aug-98
GSB - SHARED COST(B-6C000)               1998    1-Aug-98
GSB - SHARED COST(B-6C000)               1998    1-Aug-98
GSB - SHARED COST(B-6C000)               1998    1-Aug-98
GSB - SHARED COST(B-6C000)               1998    1-Aug-98
GSB-CF Kross                             1998    1-Aug-98
GSB-CF Kross                             1998    1-Aug-98 131714
GSB-CURVE(B-63CUR)                       1998    1-Aug-98
GSB-Odd Lots                             1998    1-Aug-98
GSB-Swaps                                1998    1-Aug-98
GSB-Swaps                                1998    1-Aug-98
Headcount all                            1998    1-Aug-98
IRS-CM Mediums                           1998    1-Aug-98
IRS-CM SS/FRAS                           1998    1-Aug-98
LDC Options                              1998    1-Aug-98
Munis NY PR                              1998    1-Aug-98 185197
MUNIS-BID WANTED-NY                      1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
Systems-NY                               1998    1-Aug-98
                                         1998    1-Sep-98
                                         1998    1-Sep-98
Central Development                      1998    1-Sep-98
CONNECTICUT SALES GENERAL                1998    1-Sep-98
CONNECTICUT SALES GENERAL                1998    1-Sep-98
EM SUPPORT(B-EM350)                      1998    1-Sep-98
Emerging Markets Brady Bonds             1998    1-Sep-98
Equities Development                     1998    1-Sep-98 45158
FX Options-Exotic - NY                   1998    1-Sep-98
GSB - SHARED COST(B-6C000)               1998    1-Sep-98
GSB - SHARED COST(B-6C000)               1998    1-Sep-98
GSB - SHARED COST(B-6C000)               1998    1-Sep-98
GSB - SHARED COST(B-6C000)               1998    1-Sep-98
GSB - SHARED COST(B-6C000)               1998    1-Sep-98
GSB-CF Kross                             1998    1-Sep-98
GSB-CF Kross                             1998    1-Sep-98
GSB-CF Kross                             1998    1-Sep-98
GSB-CF Kross                             1998    1-Sep-98
GSB-CF Kross                             1998    1-Sep-98
GSB-CF Kross                             1998    1-Sep-98 3151212
GSB-Swaps                                1998    1-Sep-98
GSB-Swaps                                1998    1-Sep-98
GSB-Swaps                                1998    1-Sep-98
Infrastructure                           1998    1-Sep-98 163056
Infrastructure                           1998    1-Sep-98
Infrastructure                           1998    1-Sep-98
Infrastructure                           1998    1-Sep-98
Infrastructure                           1998    1-Sep-98 10169
Infrastructure                           1998    1-Sep-98 3035489
Infrastructure                           1998    1-Sep-98 3039720
Infrastructure                           1998    1-Sep-98 IL257223
Project-Emerging Markets                 1998    1-Sep-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Sep-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Sep-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Sep-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Sep-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Systems-NY                               1998    1-Sep-98
Tokyo-Back Office                        1998    1-Sep-98
Tokyo-Back Office                        1998    1-Sep-98
                                         1998    1-Oct-98
                                         1998    1-Oct-98
                                         1998    1-Oct-98
                                         1998    1-Oct-98
103 PROJECT(B-AZ600)                     1998    1-Oct-98
Architecture                             1998    1-Oct-98
CDS                                      1998    1-Oct-98
CDS                                      1998    1-Oct-98
CDS                                      1998    1-Oct-98 3216010
CDS                                      1998    1-Oct-98 3237293
Central Development                      1998    1-Oct-98
Central Development                      1998    1-Oct-98
Central Development                      1998    1-Oct-98
Central Development                      1998    1-Oct-98
Central Development                      1998    1-Oct-98
Central Development                      1998    1-Oct-98
Central Development                      1998    1-Oct-98
Central Development                      1998    1-Oct-98 44315A-IN
Communications-NY                        1998    1-Oct-98
EM South african Gilts                   1998    1-Oct-98
Emerging Markets Brady Bonds             1998    1-Oct-98
FCM DESK                                 1998    1-Oct-98 352143
Fixed Income Development                 1998    1-Oct-98
Fixed Income Development                 1998    1-Oct-98
Fixed Income Development                 1998    1-Oct-98
Fixed Income Development                 1998    1-Oct-98
Fixed Income Development                 1998    1-Oct-98
Fixed Income Development                 1998    1-Oct-98
Fixed Income Development                 1998    1-Oct-98
Fixed Income Development                 1998    1-Oct-98
Futures-CME Chicago                      1998    1-Oct-98
Futures-CME Chicago                      1998    1-Oct-98
Futures-CME Chicago                      1998    1-Oct-98
Futures-CME Chicago                      1998    1-Oct-98
FX Options-NY                            1998    1-Oct-98
GSB - SHARED COST(B-6C000)               1998    1-Oct-98
GSB - SHARED COST(B-6C000)               1998    1-Oct-98
GSB - SHARED COST(B-6C000)               1998    1-Oct-98
GSB Chicago                              1998    1-Oct-98
GSB Chicago                              1998    1-Oct-98
GSB-CF Kross                             1998    1-Oct-98
GSB-CURVE(B-63CUR)                       1998    1-Oct-98
GSB-Intermediate                         1998    1-Oct-98
GSB-Odd Lots                             1998    1-Oct-98
GSB-Proprietary Desk                     1998    1-Oct-98
GSB-Swaps                                1998    1-Oct-98
GSB-Swaps                                1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98
Infrastructure                           1998    1-Oct-98 163057
Infrastructure                           1998    1-Oct-98 163392
Infrastructure                           1998    1-Oct-98 60771
Infrastructure                           1998    1-Oct-98 73165
Infrastructure                           1998    1-Oct-98 82326
IRS-CM SS/FRAS                           1998    1-Oct-98
ITD Sales-LA                             1998    1-Oct-98
MUNIS-BID WANTED-NY                      1998    1-Oct-98
Power                                    1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98 182154211
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98 187460647
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98 187460936
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98 1998-092
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Oct-98 3229438
Systems Administration                   1998    1-Oct-98
Systems Administration                   1998    1-Oct-98
Systems Administration                   1998    1-Oct-98
Systems-Mercury Teledata-NY              1998    1-Oct-98
Systems-Mercury Teledata-NY              1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
Systems-NY                               1998    1-Oct-98
                                         1998    1-Nov-98
                                         1998    1-Nov-98
                                         1998    1-Nov-98
Architecture                             1998    1-Nov-98 133664
CDS                                      1998    1-Nov-98
Central Development                      1998    1-Nov-98
Central Development                      1998    1-Nov-98
Communications-NY                        1998    1-Nov-98
EM ADR                                   1998    1-Nov-98
Fixed Income Development                 1998    1-Nov-98
Futures-CME Chicago                      1998    1-Nov-98
Futures-CME Chicago                      1998    1-Nov-98
Futures-CME Chicago                      1998    1-Nov-98
FX Forward Yen                           1998    1-Nov-98
FX Options-NY                            1998    1-Nov-98
GSB - SHARED COST(B-6C000)               1998    1-Nov-98
GSB - SHARED COST(B-6C000)               1998    1-Nov-98
GSB - SHARED COST(B-6C000)               1998    1-Nov-98
GSB - SHARED COST(B-6C000)               1998    1-Nov-98
GSB Chicago                              1998    1-Nov-98
GSB Chicago                              1998    1-Nov-98
GSB Chicago                              1998    1-Nov-98
GSB Chicago                              1998    1-Nov-98 3231750
GSB-Bills                                1998    1-Nov-98
GSB-CF Kross                             1998    1-Nov-98
GSB-Proprietary Desk                     1998    1-Nov-98
GSB-Proprietary Desk                     1998    1-Nov-98
GSB-Proprietary Desk                     1998    1-Nov-98
GSB-Swaps                                1998    1-Nov-98
GSB-Swaps                                1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98
Infrastructure                           1998    1-Nov-98 11030
Infrastructure                           1998    1-Nov-98 18861
Infrastructure                           1998    1-Nov-98 20162
Infrastructure                           1998    1-Nov-98 32897
Infrastructure                           1998    1-Nov-98 77594
Infrastructure                           1998    1-Nov-98 IL275750
IRS-CM SS/FRAS                           1998    1-Nov-98
ITD Sanfran                              1998    1-Nov-98
ITD-Chicago                              1998    1-Nov-98
LONDON OFF THE RUNS (OTR)(B-6D000)       1998    1-Nov-98
LONDON OFF THE RUNS (OTR)(B-6D000)       1998    1-Nov-98
MMI-NY                                   1998    1-Nov-98
Project-Emerging Markets                 1998    1-Nov-98
Sec Lending-NY                           1998    1-Nov-98
Sec Lending-NY                           1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Nov-98 98401
Systems Data Processing-LA               1998    1-Nov-98
Systems-NY                               1998    1-Nov-98
Systems-NY                               1998    1-Nov-98
Systems-NY                               1998    1-Nov-98
Systems-NY                               1998    1-Nov-98
Systems-NY                               1998    1-Nov-98
Systems-NY                               1998    1-Nov-98
Systems-NY                               1998    1-Nov-98
Systems-NY                               1998    1-Nov-98
Tokyo-Back Office                        1998    1-Nov-98
                                         1998    1-Dec-98
                                         1998    1-Dec-98
                                         1998    1-Dec-98
                                         1998    1-Dec-98
                                         1998    1-Dec-98
                                         1998    1-Dec-98
103 PROJECT(B-AZ600)                     1998    1-Dec-98
103 PROJECT(B-AZ600)                     1998    1-Dec-98
Accounting-NY                            1998    1-Dec-98
Accounting-NY                            1998    1-Dec-98
Agencies                                 1998    1-Dec-98
CDS                                      1998    1-Dec-98
CDS                                      1998    1-Dec-98
CDS                                      1998    1-Dec-98
CDS                                      1998    1-Dec-98 22117
Central Development                      1998    1-Dec-98
Central Development                      1998    1-Dec-98
Central Development                      1998    1-Dec-98
Central Development                      1998    1-Dec-98
Central Development                      1998    1-Dec-98
Central Development                      1998    1-Dec-98
Communications-NY                        1998    1-Dec-98
CONNECTICUT SALES GENERAL                1998    1-Dec-98
Corporate Bonds-Support                  1998    1-Dec-98
Corporate Bonds-Support                  1998    1-Dec-98
Corporate-NY                             1998    1-Dec-98
EM ADR                                   1998    1-Dec-98
EM SUPPORT(B-EM350)                      1998    1-Dec-98
Emerging Markets Brady Bonds             1998    1-Dec-98
Emerging Markets Brady Bonds             1998    1-Dec-98
Emerging Markets-Mexican Desk            1998    1-Dec-98
Fixed Income Development                 1998    1-Dec-98
Fixed Income Development                 1998    1-Dec-98
FX Options-NY                            1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB - SHARED COST(B-6C000)               1998    1-Dec-98
GSB Chicago                              1998    1-Dec-98
GSB-CF Kross                             1998    1-Dec-98
GSB-CF Kross                             1998    1-Dec-98
GSB-Proprietary Desk                     1998    1-Dec-98
GSB-Swaps                                1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98
Infrastructure                           1998    1-Dec-98 198798290
Infrastructure                           1998    1-Dec-98 20245
ITD Portfolio Trading-NY                 1998    1-Dec-98
ITD Sales-LA                             1998    1-Dec-98
ITD Sanfran                              1998    1-Dec-98
ITD-Boston                               1998    1-Dec-98
ITD-Chicago                              1998    1-Dec-98
ITD-Sales General                        1998    1-Dec-98
LDC Options                              1998    1-Dec-98
MBSB-GNMA                                1998    1-Dec-98
MUNIS-BID WANTED-NY                      1998    1-Dec-98
MUNIS-SUPPORT-NY                         1998    1-Dec-98
Power                                    1998    1-Dec-98
Power                                    1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98 013680
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98 194193751
SYSTEMS - TO BE ALLOCATED(B-BA500)       1998    1-Dec-98 194194262
Systems-Mercury Teledata-NY              1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Systems-NY                               1998    1-Dec-98
Tokyo-Back Office                        1998    1-Dec-98
Tokyo-Back Office                        1998    1-Dec-98
Accounting-NY                            1999    1-Jan-99 000060
Architecture                             1999    1-Jan-99 2077
Architecture                             1999    1-Jan-99 43388
Architecture                             1999    1-Jan-99 8064728
Architecture                             1999    1-Jan-99 INV0027515
Central Development                      1999    1-Jan-99 CH01059912
Infrastructure                           1999    1-Jan-99 135284
Infrastructure                           1999    1-Jan-99 3345258
Infrastructure                           1999    1-Jan-99 3345519
Infrastructure                           1999    1-Jan-99 3345519
Infrastructure                           1999    1-Jan-99 3351264
Infrastructure                           1999    1-Jan-99 3351264
Infrastructure                           1999    1-Jan-99 3351264
Infrastructure                           1999    1-Jan-99 3351264
Infrastructure                           1999    1-Jan-99 50278
Infrastructure                           1999    1-Jan-99 73019119
Infrastructure                           1999    1-Jan-99 MNT-013532
SYSTEMS - TO BE ALLOCATED(B-BA500)       1999    1-Jan-99 98488
Accounting-NY                            1999    1-Feb-99 65798
Fixed Income Development                 1999    1-Feb-99 65783
GSB Chicago                              1999    1-Feb-99 3356671
Infrastructure                           1999    1-Feb-99 00016262
Infrastructure                           1999    1-Feb-99 3344630
Infrastructure                           1999    1-Feb-99 3353433
Infrastructure                           1999    1-Feb-99 3356671
Infrastructure                           1999    1-Feb-99 3361115
Infrastructure                           1999    1-Feb-99 3375461
Infrastructure                           1999    1-Feb-99 3378258
Infrastructure                           1999    1-Feb-99 3385043
Infrastructure                           1999    1-Feb-99 339706
Infrastructure                           1999    1-Feb-99 81278
Infrastructure                           1999    1-Feb-99 866718501
SYSTEMS - TO BE ALLOCATED(B-BA500)       1999    1-Feb-99 014006
SYSTEMS - TO BE ALLOCATED(B-BA500)       1999    1-Feb-99 135825
SYSTEMS - TO BE ALLOCATED(B-BA500)       1999    1-Feb-99 3369940
SYSTEMS - TO BE ALLOCATED(B-BA500)       1999    1-Feb-99 8136
SYSTEMS - TO BE ALLOCATED(B-BA500)       1999    1-Feb-99 98563


     DEPTNAME                                                     ASSET DESCRIPTION
Communications-LA                       LAN Hardware
Systems Data Processing-LA              LAN Hardware
Systems Data Processing-LA              Server Equipment
Communications-LA                       Server Equipment
Systems Data Processing-LA              Server Equipment
Systems Data Processing-LA              Server Equipment
Systems Data Processing-LA              Server Equipment
Communications-LA                       Server Equipment
Systems Data Processing-LA              Server Equipment
Systems Data Processing-LA              PC Equipment
Systems Data Processing-LA              Server Equipment
Systems Data Processing-LA              Server Equipment
Systems Data Processing-LA              Server Equipment
Systems Data Processing-LA              LAN Hardware
Systems Data Processing-LA              PC Equipment
Systems Data Processing-LA              PC Equipment
ITD - Data Processing                   Router
Systems Data Processing-LA              PC Equipment
Systems Data Processing-LA              Server Equipment
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
Emerging Markets Euro Bonds             MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
ITD Clearing-LA                         COMPAQ 2.1-GB FAST DRIVE
ITD-Dallas                              COMPAQ SMART 2/E ARRAY
ITD-Sales General                       PROSIGNA 500 32MB
LDC Options                             MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
Systems Data Processing-LA              SUN TGX FRAME BUFFER BOARD
Emerging Markets Brady Bonds            CISCO 2507 ETHER (16 PARENT HUB PORTS) DUAL SER
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Euro Bonds             MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
LDC Options                             MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Brady Bonds            CISCO 2507 ETHER (16 PARENT HUB PORTS) DUAL SER
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
ITD-Sales General                       SEAGATE 2GB ULTRA WIDE SCSI INT HD
LDC Options                             MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
LDC Options                             IBM 4 MEG SIMM 72 PIN
OTC-CONVERTIBLE -2B INV(B-21B00)        COMPAQ 2 1 HARDDRIVE
Systems Data Processing-LA              KINGSTON 32MB UPGRADE
Emerging Markets Brady Bonds            CISCO 2507,SW,2 CABLES
Emerging Markets Brady Bonds            6-PORT ETHERNET INTERFACE PROCESSOR
Emerging Markets Brady Bonds            CISCO 7513 13-SLOT ROUTER
Emerging Markets Brady Bonds            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Emerging Markets Brady Bonds            CATALYST 5000 ETHERNET SWITCHING MOD
Emerging Markets Brady Bonds            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Emerging Markets Brady Bonds            CATALYST 5000 100BASEFX (FIBER,SC)
Emerging Markets Brady Bonds            CATALYST 5000 ETHERNET SWITCHING MOD
Emerging Markets Brady Bonds            CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Emerging Markets Euro Bonds             6-PORT ETHERNET INTERFACE PROCESSOR
Emerging Markets Euro Bonds             CATALYST 5000 ETHERNET SWITCHING MOD
Emerging Markets Euro Bonds             CATALYST 5000 100BASEFX (FIBER,SC)
Emerging Markets Euro Bonds             CATALYST 5000 ETHERNET SWITCHING MOD
Emerging Markets Euro Bonds             CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
ITD Clearing-LA                         CISCO 2500 SERIES IOS IP FEATURE - 27
ITD Clearing-LA                         CISCO 2516 ENET/14 HUB/DUAL ROUTER-27
ITD-Sales General                       SUN 2.1GB HARD DRIVE KIT
ITD-Sales General                       COMPAQ PROLIANT 5000 6/166-2S SERVER
ITD-Sales General                       COMPAQ SMAR SCSI-2 ARRAY CONTROLLER/P
ITD-Sales General                       COMPAQ 2.1GB SCSI-2 HARD DRIVE
LDC Options                             6-PORT ETHERNET INTERFACE PROCESSOR
LDC Options                             CATALYST 5000 ETHERNET SWITCHING MOD
LDC Options                             CATALYST 5000 100BASEFX (FIBER,SC)
LDC Options                             CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
LDC Options                             SUN SPARC 5/110,32MB,2GB HD, NO MON.
Sec Lending-NY                          6-PORT ETHERNET INTERFACE PROCESSOR
Sec Lending-NY                          CATALYST 5000 ETHERNET SWITCHING MOD
Sec Lending-NY                          CATALYST 5000 100BASEFX (FIBER,SC)
Sec Lending-NY                          CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Emerging Markets Brady Bonds            CISCO 2516 ROUTER,SFTWR,2 CABLES
Emerging Markets Brady Bonds            CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
Emerging Markets Brady Bonds            SUN SPARC 5/110,32MB,2GB HD, NO MON.
Emerging Markets Brady Bonds            SUN SPARC 5/110,32MB,1GB,20" MON
Emerging Markets Euro Bonds             SUN SPARC 5/110,32MB,1GB,20" MON
ISG Sales-NY                            COMPAQ 4.3GB  FAST SCSI-2 HD
ITD-Sales General                       32MB CHIPS FOR SUN SPARC 5
ITD-Sales General                       COMPAQ HD 4.3GB FAST-WIDE SCSI - 11/96
ITD-Sales General                       COMPAQ SMAR SCSI-2 ARRAY CONTROLLER/P
LDC Options                             CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
LDC Options                             SUN SPARC 5/110,32MB,2GB HD, NO MON.
Communications-LA                       16MB MEM
Emerging Markets Brady Bonds            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Emerging Markets Brady Bonds            CATALYST 5000 ETHERNET SWITCHING MOD
Emerging Markets Brady Bonds            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Emerging Markets Brady Bonds            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Emerging Markets Euro Bonds             CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Emerging Markets Euro Bonds             CATALYST 5000 ETHERNET SWITCHING MOD
Emerging Markets Euro Bonds             MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Euro Bonds             QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
ITD Portfolio Trading-NY                8 LEAD OCTAL CABLE - 8 MALE MALE DB25
ITD Portfolio Trading-NY                CISCO 2511 IOS IP FEATURE SET
ITD Portfolio Trading-NY                CISCO ACCESS SERVER 2511 ETHERNET/DUAL
ITD Portfolio Trading-NY                SEAGATE SCSI DRIVE
ITD Portfolio Trading-NY                HP DDS-2 8GB TAPEDRIVE
LDC Options                             CATALYST 5000 ETHERNET SWITCHING MOD
LDC Options                             QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Sec Lending-NY                          CATALYST 5000 ETHERNET SWITCHING MOD
Sec Lending-NY                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Systems Data Processing-LA              16MB MEM
Accounting LA                           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Communications-LA                       IGX  EQUIPMENT CISCO 1505225
Corporate LA Management                 IGX  EQUIPMENT CISCO 1505225
Futures-Allocated                       IGX  EQUIPMENT CISCO 1505225
Futures-CBOT Chicago                    IGX  EQUIPMENT CISCO 1505225
Futures-CME Chicago                     IGX  EQUIPMENT CISCO 1505225
Futures-NY Sales                        IGX  EQUIPMENT CISCO 1505225
ISG Sales-NY                            IGX  EQUIPMENT CISCO 1505225
ITD CF Parallax                         IGX  EQUIPMENT CISCO 1505225
ITD Clearing-LA                         CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
ITD Clearing-LA                         IGX  EQUIPMENT CISCO 1505225
ITD Listed Sales-LA                     IGX  EQUIPMENT CISCO 1505225
ITD OTC-NY                              IGX  EQUIPMENT CISCO 1505225
ITD Portfolio Trading-NY                IGX  EQUIPMENT CISCO 1505225
ITD Sales-LA                            IGX  EQUIPMENT CISCO 1505225
ITD-Boston                              IGX  EQUIPMENT CISCO 1505225
ITD-Chicago                             IGX  EQUIPMENT CISCO 1505225
ITD-Dallas                              IGX  EQUIPMENT CISCO 1505225
ITD-International-NY                    IGX  EQUIPMENT CISCO 1505225
ITD-Sales General                       IGX  EQUIPMENT CISCO 1505225
ITD-Sales General                       PROSIGNIA 500 32MB, 32MB
LDC Options                             CHANNELIZED T1/ISDN PRI NP MODULE ,4500-M
LDC Options                             CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
NY OPERATONS IN L.A.(B-25I50)           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
NY OPERATONS IN L.A.(B-25I50)           IGX  EQUIPMENT CISCO 1505225
Office Services-LA                      IGX  EQUIPMENT CISCO 1505225
Sec Lending-NY                          CISCO 2516 ETHERNET/14 HUB/DUAL SER MULTI ROUTER
Sec Lending-NY                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Sec Lending-NY                          IGX  EQUIPMENT CISCO 1505225
Futures-Allocated                       QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Futures-CBOT Chicago                    QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Futures-CME Chicago                     QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Futures-NY Sales                        QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
ISG Sales-NY                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
ISG Sales-NY                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
ISG Sales-NY                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
ISG Sales-NY                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Sec Lending-NY                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Systems Data Processing-LA              SPARC STATION
Systems Data Processing-LA              SPARC STATION
Futures-CBOT Chicago                    COMPAQ 4.3GB FAST-SCSI2 HD
Futures-CBOT Chicago                    COMPAQ SMART II SCSI ARRAY CONTROLLER FOR RAID5
ITD OTC-NY                              ULTRA SPARC 2 MODEL 170 64MB, 2GB HD SERVER
ITD Portfolio Trading-NY                CISCO 2516 ETHERNET (14 HUB PORTS)
ITD Sanfran                             CISCO 2500 SERIES IOS FEATURE SET
ITD Sanfran                             OPTIONAL 4MB DRAM MEMORY
ITD-Sales General                       SUN 2 GB EXT HD FOR SPARC 5
ITD-Sales General                       COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
ITD-Sales General                       COMPAQ SMART SCSI-2 ARRAY CONTROLLER
ITD-Sales General                       COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
ITD-Sales General                       COMPAQ SMART SCSI-2 ARRAY CONTROLLER
Sec Lending-NY                          COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
Sec Lending-NY                          COMPAQ PROSIGNIA MODEL 500, 2.1GB HD, 32MB, PENTIUM
Sec Lending-NY                          COMPAQ SMART2 - CONTROLLER FOR RAID5
Sec Lending-NY                          SPRINT 2 TDM 8-PORT/V.35
Systems Data Processing-LA              SPARC STATION
ITD-Sales General                       COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
ITD-Sales General                       COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
ITD-Sales General                       COMPAQ SMART SCSI-2 ARRAY CONTROLLER
Futures-CBOT Chicago                    CISCO 2516 ETHERNET (14 HUB PORTS)
ITD OTC-NY                              FRAME BUFFER FOR SUN ULTRA
ITD Portfolio Trading-NY                CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
ITD-Sales General                       CISCO 2514 DUAL ETHERNET/DUAL SERIAL ROUTER
ITD-Sales General                       CISCO 2500 SERIES IOS IP ONLY FEATURE SET
ITD-Sales General                       CISCO ACCESS SERVER 2511 ETHERNET/DUAL SERIAL/16
ITD-Sales General                       2.1GB EXTERNAL HD
ITD-Sales General                       FRAME BUFFER FOR SUN ULTRA
ITD-Sales General                       SUN 128MB ECC SIMMS FOR SPARC 1000
ITD-Sales General                       SUN 64MB SIMM EXPANSION (2X32)
ITD-Sales General                       ULTRA ENTERPRISE 2200, (2) 200MHZ CPU,
ITD-Sales General                       16MB UPGRADE, REPLACES 4B SHARED MEMORY (TOTAL 16MB)
ITD-Sales General                       16MB UPGRADE, REPLACES 8MB MAIN MEMORY (TOTAL 16MB)
ITD-Sales General                       6 ETHERNET PORTS 10BASE-T NP MODULE
ITD-Sales General                       CHANNELIZED T1/ISDN PRI NP MODULE
ITD-Sales General                       CISCO 2500 SERIES IOS IP ONLY FEATURE SET
ITD-Sales General                       CISCO 4500-M MODULAR ROUTER-AC
ITD-Sales General                       CISCO 4500/4700 IOS IP FEATURE SET
ITD-Sales General                       SUN 4.2 GB EXTERNAL HARD DRIVE
ITD-Sales General                       CISCO 2500 SERIES IOS IP ONLY FEATURE SET
ITD-Sales General                       CISCO 2514 DUAL ETHERNET/DUAL SERIAL ROUTER
ITD-Sales General                       OPTIONAL 8MB DRAM MEMORY
ITD-Sales General                       COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
ITD-Sales General                       KINGSTON 8 MEG MEMORY MODULE KTC-PENT/8
ITD-Sales General                       RAID BOX 5300 TURBO SPARE CONTROLLER
ITD-Sales General                       RAID BOX 5300 TURBO WITHMB5044, 4X MHDWR-R-44LS, 1X M4SIBR-4H
ITD-Sales General                       RAID BOX 5300 TURBO WITHMB5044, 4X MHDWR-R-44LS, 1X M4SIBR-4H
ITD-Sales General                       VOLUME MANAGEMENT SOFTWARE
Systems Data Processing-LA              KINGSTON 64MB UPGRADE KIT FOR COMPAQ PROLIANT 800
Systems Data Processing-LA              COMPAQ 2.1GB F/W HOTPLUG SCSI-2 DRIVE
Systems Data Processing-LA              COMPAQ PROLIANT 800 6/200 32MB M1 NOH
Systems Data Processing-LA              COMPAQ PROLIANT STORAGE SYSTEM
Systems Data Processing-LA              COMPAQ SMART-2/P PCI ARRAY CONTROLLER
Systems Data Processing-LA              KINGSTON 64 MB UPGRADE KIT (2 32'S)  FOR HP VECTRA VA/VL
Systems Data Processing-LA              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Sec Lending-NY                          Compaq Proliant Server
Systems Data Processing-LA              HP PII 266MG 4.3GB 64MB
ITD Sales-LA                            COMPAQ SERVER,PROCESSOR
ITD Sales-LA                            24G EXT DAT SCSI - 4MM TAPE CART
ITD Sanfran                             COMPAQ SERVER,PROCESSOR
ITD Sanfran                             24G EXT DAT SCSI- 4MM TAPE CART
ITD-Boston                              COMPAQ SERVER,PROCESSOR
ITD-Boston                              24G EXT DAT SCSI- 4MM TAPE CART
ITD-Chicago                             COMPAQ SERVER,PROCESSOR
ITD-Chicago                             24G EXT DAT SCSI- 4MM TAPE CART
ITD-Dallas                              COMPAQ SERVER,PROCESSOR
ITD-Dallas                              24G EXT DAT SCSI- 4MM TAPE CART
ITD-International-NY                    SSL 40.2 RUNTIME SOFTWARE
Corporate LA Management                 SUN SPARC 4.2GB IMAGED HD
ITD Portfolio Trading-NY                SQL SERVER V7.0 ENG
ITD Sales-LA                            SUN SPARC 4.2GB IMAGED HD
ITD Clearing-LA                         COMPAQ SCSI HD 2.1GB
ITD-Sales General                       COMPAQ SCSI HD 2.1GB
ITD-Sales General                       COMPAQ PROSIGNIA 500
OTC-CONVERTIBLE -2B INV(B-21B00)        COMPAQ SCSI HD 2.1GB
OTC-CONVERTIBLE -2B INV(B-21B00)        COMPAQ PROSIGNIA 500
Systems Data Processing-LA              20" SONY MULTISCAN MONITOR
GSB - SHARED COST(B-6C000)              32mb grayscale desktop, unix country kit
Systems-NY                              hardware
GSB - SHARED COST(B-6C000)              terminal server
Systems-NY                              serial port, cable
Systems-NY                              hardware
GSB - SHARED COST(B-6C000)              ROUTER, SOFTWARE, CABLE, INT SERVER
Systems-NY                              router, dram, desktop software, cable
GSB - SHARED COST(B-6C000)              112540
GSB - SHARED COST(B-6C000)              DEC VXT2000 SYSTEM
GSB - SHARED COST(B-6C000)              SPARC 20 64MB
GSB - SHARED COST(B-6C000)              10BASE-T CONCENTRATOR 24 PORT
GSB - SHARED COST(B-6C000)              DECSERVER 700RJ45 16 PORT
GSB - SHARED COST(B-6C000)              40GB STORAGE
GSB - SHARED COST(B-6C000)              SEAGATE BARRACUDA INT 2GB SCSI HD
GSB-Odd Lots                            40GB STORAGE
GSB - SHARED COST(B-6C000)              SUN FAST SCSI 2/ BUFFERED ETHERNET
GSB - SHARED COST(B-6C000)              SUN SPARC 5 MOD 70 17" COLOR MON
GSB - SHARED COST(B-6C000)              CISCO 4500
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB-Odd Lots                            CISCO 2500 HUBLET
GSB - SHARED COST(B-6C000)              LIGHT SERVER SWITCH UNIT
GSB - SHARED COST(B-6C000)              RS/6000
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB-Odd Lots                            CISCO 2500
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB-Odd Lots                            FAST SCSI BUFF ETHERNET
GSB-Odd Lots                            MODEL 5000 SERVER SWITCH
GSB - SHARED COST(B-6C000)              CISCO 2500 ROUTER
GSB - SHARED COST(B-6C000)              CHANNELIZED T1
GSB - SHARED COST(B-6C000)              UDS NTID NETWORK TERM DEVICE FOR ISDN
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              (72)SMC ETHERNET PLUS ELITE
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              SWARE SERVER
GSB - SHARED COST(B-6C000)              SMC ETHERNET PLUS ELITE
GSB - SHARED COST(B-6C000)              ACCTON EN2040 HUB
GSB - SHARED COST(B-6C000)              RCI 2 PORT SWITCH AND CABLES
GSB - SHARED COST(B-6C000)              DEC SERVER 200
GSB - SHARED COST(B-6C000)              CISCO 4500-M ROUTER AND DUAL ETHERNET NETWORK PROC
GSB - SHARED COST(B-6C000)              CISCO ROUTER CABLES
GSB - SHARED COST(B-6C000)              CHANNELIZED T1
GSB - SHARED COST(B-6C000)              CISCO 2500 ROUTER
GSB - SHARED COST(B-6C000)              SMC ETHERNET PLUS ELITE
GSB - SHARED COST(B-6C000)              LANCASTER HUB
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              MS/16+ 16MB SYSTEM
GSB - SHARED COST(B-6C000)              SUN SPARC 5 32MB MEMORY MODULE - 6/12
GSB - SHARED COST(B-6C000)              VAX 6/7/10,000 CI ADAPTER (T2080-YA,CAB KIT,BNCIA-20)
GSB - SHARED COST(B-6C000)              SUN SPARC S5/110 32MB 1GB 17" MON.
GSB - SHARED COST(B-6C000)              LOANER FREEWAY 2000 COM-5 BOARD
GSB - SHARED COST(B-6C000)              SUN SPARC 20 64MB MEMORY MODULE 12/95
GSB - SHARED COST(B-6C000)              2 GB HD FOR APLHA 2100
GSB - SHARED COST(B-6C000)              SUN SPARC 5/110,32MB,2GB HD, NO MON.
GSB - SHARED COST(B-6C000)              SUN TGX FRAME BUFFER BOARD
GSB - SHARED COST(B-6C000)              LIGHTWAVE SERVER SWITCH UNIT
GSB - SHARED COST(B-6C000)              ETHERNET NOTEBOOK SNIFFER
GSB - SHARED COST(B-6C000)              MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              SUN SBUIS SCSI ETHERNET CONTROLLER
GSB - SHARED COST(B-6C000)              486-100 CHASSIS 16MG, 8 SLOT MOTHER BD/VID,SYNC IO
GSB - SHARED COST(B-6C000)              SUN SERIAL/PARALLEL CONTROLLER
GSB - SHARED COST(B-6C000)              CHANNELIZED T1
GSB - SHARED COST(B-6C000)              SMC ETHERNET ELITE PLUS NIC (24/PK) 9/95
GSB - SHARED COST(B-6C000)              CISCO 2507 ETHER (16 PARENT HUB PORTS) DUAL SER
GSB - SHARED COST(B-6C000)              SF25C10.3.7 CISCO 2500 IOS IP FEATURE SET
GSB - SHARED COST(B-6C000)              MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              486-100 CHASSIS 16MG, 8 SLOT MOTHER BD/VID,SYNC IO
GSB - SHARED COST(B-6C000)              486-100 CHASSIS 16MG, 8 SLOT MOTHER BD/VID,SYNC IO
GSB - SHARED COST(B-6C000)              REDUND POWER CONTROLLER
GSB - SHARED COST(B-6C000)              STORAGE SHELF
GSB - SHARED COST(B-6C000)              STORAGE WORK
GSB-Swaps                               MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              STAR COUPLER W/CABINET 8 PORT
GSB - SHARED COST(B-6C000)              SUN TGX FRAME BUFFER BOARD
GSB - SHARED COST(B-6C000)              MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
GSB - SHARED COST(B-6C000)              MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
GSB - SHARED COST(B-6C000)              SERVER SWITCH MODEL 5000
GSB-Swaps                               MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
GSB - SHARED COST(B-6C000)              SUN OS SOFTWARE PKG
GSB - SHARED COST(B-6C000)              SUN SPARC 20/50 32MB,535HD,17" MON 12/95
GSB - SHARED COST(B-6C000)              MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
GSB - SHARED COST(B-6C000)              486-100 CHASSIS 16MG, 8 SLOT MOTHER BD/VID,SYNC IO
GSB - SHARED COST(B-6C000)              CLIENTPAK - 25 CLIENT CONN - PROMOTION
GSB - SHARED COST(B-6C000)              POWER SUPPLY
GSB - SHARED COST(B-6C000)              AS 4100 SMP 5/300
GSB - SHARED COST(B-6C000)              AS4100 POWER SUPPLY
GSB - SHARED COST(B-6C000)              ASVR 4100 5/300
GSB - SHARED COST(B-6C000)              CI BUS CABLE
GSB - SHARED COST(B-6C000)              NAS 200-400
GSB - SHARED COST(B-6C000)              O/VMS AXP UNL
GSB - SHARED COST(B-6C000)              PCI TO CI HOST ADPT
GSB - SHARED COST(B-6C000)              PCI TO FDDI ADPT
GSB - SHARED COST(B-6C000)              PCI/FAST ETHERNET
GSB - SHARED COST(B-6C000)              AS 4100 SMP 5/300
GSB - SHARED COST(B-6C000)              AS4100 POWER SUPPLY
GSB - SHARED COST(B-6C000)              ASVR 4100 5/300
GSB - SHARED COST(B-6C000)              ASVR 4100 5/300 DISC
GSB - SHARED COST(B-6C000)              CI BUS CABLE
GSB - SHARED COST(B-6C000)              FIELD INSTALL OF 7 ALPHA'S
GSB - SHARED COST(B-6C000)              FIELD INSTALL OF SW800'S
GSB - SHARED COST(B-6C000)              NAS 200-400
GSB - SHARED COST(B-6C000)              O/VMS AXP UNL
GSB - SHARED COST(B-6C000)              PCI TO CI HOST ADPT
GSB - SHARED COST(B-6C000)              PCI TO FDDI ADPT
GSB - SHARED COST(B-6C000)              PCI/FAST ETHERNET
GSB - SHARED COST(B-6C000)              4 GIG DISKS
GSB - SHARED COST(B-6C000)              8BIT I/O MODULE
GSB - SHARED COST(B-6C000)              B/U POWER SUPPLY
GSB - SHARED COST(B-6C000)              CI CABLES
GSB - SHARED COST(B-6C000)              CONSOLE MGR LICENSE
GSB - SHARED COST(B-6C000)              HSJ CONTROLLER SHELF
GSB - SHARED COST(B-6C000)              MIRROR LICENSE (CONTROLLER)
GSB - SHARED COST(B-6C000)              MULTINET LICENCES
GSB - SHARED COST(B-6C000)              POWER SUPPLIES
GSB - SHARED COST(B-6C000)              STORAGE WORKS CONTROLLER
GSB - SHARED COST(B-6C000)              STORAGEWORKS CABINET
GSB - SHARED COST(B-6C000)              TAPE LOADER
GSB - SHARED COST(B-6C000)              TAPES 7 PER PACK
GSB - SHARED COST(B-6C000)              WRITE BACK CACHE 9/96
GSB - SHARED COST(B-6C000)              POJ PERFORMANCE DATA COLLECTOR
GSB - SHARED COST(B-6C000)              DEC SERVER 700 16 LINE W/ FLASH
GSB - SHARED COST(B-6C000)              DEC SERVER 700 16 LINE W/ FLASH
GSB - SHARED COST(B-6C000)              SMC ETHERNET PLUS ELITE 16 COMBO - 2/14
GSB-CF Kross                            COMPAQ 2.1GB FAST WIDE SCSI-2 HD
GSB-CF Kross                            COMPAQ PROSIGNIA 500 5/150,32MB,NO HD
GSB-CF Kross                            COMPAQ SMART-2 ARRAY CONTROLLER
GSB-CF Kross                            HP SURESTORE 5000G DAT DRIVE
GSB-Swaps                               CISCO 2516 ETHERNET/14 HUB/DUAL SER MULTI ROUTER
GSB - SHARED COST(B-6C000)              CISCO 2507,SW,2 CABLES
GSB - SHARED COST(B-6C000)              ALPHA SERVER 4100 AND VMS LICENSES
GSB-Long                                CISCO 2507,SW,2 CABLES
GSB-Swaps                               SMC ETHERNET ELITE PLUS NIC (24/PK) 9/95
                                        SUN SPARC 5/110,32MB,2GB HD, NO MON.
Accounting-NY                           2-PORT FAST ETHERNET INTERFACE PROCESSOR
Accounting-NY                           6-PORT ETHERNET INTERFACE PROCESSOR
Accounting-NY                           CISCO 7507/13 ROUTER SWITCH PROCESSOR
Accounting-NY                           CISCO 7513 13-SLOT ROUTER
Accounting-NY                           CISCO 7513 DUAL AC POWER SUPPLY OPTION
Accounting-NY                           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Accounting-NY                           CATALYST 5000 ETHERNET SWITCHING MOD
Accounting-NY                           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Accounting-NY                           CATALYST 5000 100BASEFX (FIBER,SC)
Accounting-NY                           CATALYST 5000 ETHERNET SWITCHING MOD
Accounting-NY                           INCREMENTAL CHRG TO UPGDE 15 CAT5000
Accounting-NY                           CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Accounting-NY                           MULTICHANNEL INTERFACE PROCESSOR T1/PRI 2PORT
Agencies                                6-PORT ETHERNET INTERFACE PROCESSOR
Agencies                                CISCO 7513 13-SLOT ROUTER
Agencies                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Agencies                                CATALYST 5000 ETHERNET SWITCHING MOD
Agencies                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Agencies                                CATALYST 5000 100BASEFX (FIBER,SC)
Agencies                                CATALYST 5000 ETHERNET SWITCHING MOD
Agencies                                CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
CANTOR DIGITAL SPEED(B-AV007)           CISCO 2507,SW,2 CABLES
Communications-NY                       6-PORT ETHERNET INTERFACE PROCESSOR
Communications-NY                       CISCO 7513 13-SLOT ROUTER
Communications-NY                       CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Communications-NY                       CATALYST 5000 ETHERNET SWITCHING MOD
Communications-NY                       CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Communications-NY                       CATALYST 5000 100BASEFX (FIBER,SC)
Communications-NY                       CATALYST 5000 ETHERNET SWITCHING MOD
Communications-NY                       CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Communications-NY                       IBM PC750 P166,16MB PARITY,1.2GB HD,SELECTA
Corporate Bonds-Canadians               6-PORT ETHERNET INTERFACE PROCESSOR
Corporate Bonds-Canadians               CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Canadians               CATALYST 5000 100BASEFX (FIBER,SC)
Corporate Bonds-Canadians               CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Corporate Bonds-Corp Convertible Bonds  6-PORT ETHERNET INTERFACE PROCESSOR
Corporate Bonds-Corp Convertible Bonds  CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Corp Convertible Bonds  CATALYST 5000 100BASEFX (FIBER,SC)
Corporate Bonds-Corp Convertible Bonds  CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Corporate Bonds-Industrials             6-PORT ETHERNET INTERFACE PROCESSOR
Corporate Bonds-Industrials             CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Industrials             CATALYST 5000 100BASEFX (FIBER,SC)
Corporate Bonds-Industrials             CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Corporate Bonds-Intermediates           6-PORT ETHERNET INTERFACE PROCESSOR
Corporate Bonds-Intermediates           CISCO 7513 13-SLOT ROUTER
Corporate Bonds-Intermediates           CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Intermediates           CATALYST 5000 100BASEFX (FIBER,SC)
Corporate Bonds-Intermediates           CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Intermediates           CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Corporate Bonds-Junks                   6-PORT ETHERNET INTERFACE PROCESSOR
Corporate Bonds-Junks                   CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Junks                   CATALYST 5000 100BASEFX (FIBER,SC)
Corporate Bonds-Junks                   CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Junks                   CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Corporate Bonds-Med Term Notes          6-PORT ETHERNET INTERFACE PROCESSOR
Corporate Bonds-Med Term Notes          CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Med Term Notes          CATALYST 5000 100BASEFX (FIBER,SC)
Corporate Bonds-Med Term Notes          CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Corporate Bonds-Support                 6-PORT ETHERNET INTERFACE PROCESSOR
Corporate Bonds-Support                 CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Support                 CATALYST 5000 100BASEFX (FIBER,SC)
Corporate Bonds-Support                 CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Support                 CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Corporate Bonds-Utilities/tel/ret       6-PORT ETHERNET INTERFACE PROCESSOR
Corporate Bonds-Utilities/tel/ret       CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Utilities/tel/ret       CATALYST 5000 100BASEFX (FIBER,SC)
Corporate Bonds-Utilities/tel/ret       CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Corporate-NY                            6-PORT ETHERNET INTERFACE PROCESSOR
Corporate-NY                            CISCO 7513 13-SLOT ROUTER
Corporate-NY                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Corporate-NY                            CATALYST 5000 ETHERNET SWITCHING MOD
Corporate-NY                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Corporate-NY                            CATALYST 5000 100BASEFX (FIBER,SC)
Corporate-NY                            CATALYST 5000 ETHERNET SWITCHING MOD
Corporate-NY                            CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Credit                                  6-PORT ETHERNET INTERFACE PROCESSOR
Credit                                  CATALYST 5000 ETHERNET SWITCHING MOD
Credit                                  CATALYST 5000 100BASEFX (FIBER,SC)
Credit                                  CATALYST 5000 ETHERNET SWITCHING MOD
Credit                                  CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Emerging Markets Brady Bonds            SUN SPARC 5/110,32MB,2GB HD, NO MON.
Environmental (EBS)-San Francisco       CATALYST 5000 ETHERNET SWITCHING MOD
Environmental (EBS)-San Francisco       CATALYST 5000 100BASEFX (FIBER,SC)
Equity Screen Brokerage                 6-PORT ETHERNET INTERFACE PROCESSOR
Equity Screen Brokerage                 CATALYST 5000 ETHERNET SWITCHING MOD
Equity Screen Brokerage                 CATALYST 5000 100BASEFX (FIBER,SC)
Equity Screen Brokerage                 CATALYST 5000 ETHERNET SWITCHING MOD
Equity Screen Brokerage                 CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Equity Screen Brokerage                 CISCO 2514 ROUTER,IOS IP,2 CABLES
Equity Screen Brokerage                 SUN SPARC 5/110,32MB,2GB HD, NO MON.
FX Forward Mark                         6-PORT ETHERNET INTERFACE PROCESSOR
FX Forward Mark                         CATALYST 5000 ETHERNET SWITCHING MOD
FX Forward Mark                         CATALYST 5000 100BASEFX (FIBER,SC)
FX Forward Mark                         CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
FX Forward Mark                         SUN SPARC 5/110,32MB,2GB HD, NO MON.
FX Forward Yen                          6-PORT ETHERNET INTERFACE PROCESSOR
FX Forward Yen                          CATALYST 5000 ETHERNET SWITCHING MOD
FX Forward Yen                          CATALYST 5000 100BASEFX (FIBER,SC)
FX Forward Yen                          CATALYST 5000 ETHERNET SWITCHING MOD
FX Forward Yen                          CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
FX Forward Yen                          SUN SPARC 5/110,32MB,2GB HD, NO MON.
FX Forward Yen                          CISCO LAN EQUIPMENT
FX Forward Yen                          CISCO LAN EQUIPMENT
FX Options-NY                           6-PORT ETHERNET INTERFACE PROCESSOR
FX Options-NY                           CISCO 7513 13-SLOT ROUTER
FX Options-NY                           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
FX Options-NY                           CATALYST 5000 ETHERNET SWITCHING MOD
FX Options-NY                           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
FX Options-NY                           CATALYST 5000 100BASEFX (FIBER,SC)
FX Options-NY                           CATALYST 5000 ETHERNET SWITCHING MOD
FX Options-NY                           INCREMENTAL CHRG TO UPGDE 15 CAT5000
FX Options-NY                           CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
FX Options-NY                           SUN SPARC 5/110,32MB,2GB HD, NO MON.
GSB - SHARED COST(B-6C000)              SUN SPARC 5/110,32MB,2GB HD, NO MON.
GSB - SHARED COST(B-6C000)              IBM PCI ETHERNET NIC 30/PK
GSB - SHARED COST(B-6C000)              MODIFICATION ADJUSTMENT
GSB - SHARED COST(B-6C000)              1040 SHELF
GSB - SHARED COST(B-6C000)              CHASSIS 12 SLOT RACK
GSB-Bills                               2-PORT FAST ETHERNET INTERFACE PROCESSOR
GSB-Bills                               6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Bills                               CISCO 7507/13 ROUTER SWITCH PROCESSOR
GSB-Bills                               CISCO 7513 13-SLOT ROUTER
GSB-Bills                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Bills                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Bills                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Bills                               CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Bills                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Bills                               INCREMENTAL CHRG TO UPGDE 15 CAT5000
GSB-Bills                               CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-CF Kross                            2-PORT FAST ETHERNET INTERFACE PROCESSOR
GSB-CF Kross                            6-PORT ETHERNET INTERFACE PROCESSOR
GSB-CF Kross                            CISCO 7507/13 ROUTER SWITCH PROCESSOR
GSB-CF Kross                            CISCO 7513 13-SLOT ROUTER
GSB-CF Kross                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-CF Kross                            CATALYST 5000 ETHERNET SWITCHING MOD
GSB-CF Kross                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-CF Kross                            CATALYST 5000 100BASEFX (FIBER,SC)
GSB-CF Kross                            CATALYST 5000 ETHERNET SWITCHING MOD
GSB-CF Kross                            INCREMENTAL CHRG TO UPGDE 15 CAT5000
GSB-CF Kross                            CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-CF Kross                            SUN SPARC 5/110,32MB,1GB HD,17" MON
GSB-Intermediate                        2-PORT FAST ETHERNET INTERFACE PROCESSOR
GSB-Intermediate                        6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Intermediate                        CISCO 7507/13 ROUTER SWITCH PROCESSOR
GSB-Intermediate                        CISCO 7513 13-SLOT ROUTER
GSB-Intermediate                        CISCO 7513 DUAL AC POWER SUPPLY OPTION
GSB-Intermediate                        CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Intermediate                        CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Intermediate                        CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Intermediate                        CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Intermediate                        CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Intermediate                        INCREMENTAL CHRG TO UPGDE 15 CAT5000
GSB-Intermediate                        CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-Intermediate                        MULTICHANNEL INTERFACE PROCESSOR T1/PRI 2PORT
GSB-Long                                2-PORT FAST ETHERNET INTERFACE PROCESSOR
GSB-Long                                6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Long                                CISCO 7507/13 ROUTER SWITCH PROCESSOR
GSB-Long                                CISCO 7513 13-SLOT ROUTER
GSB-Long                                CISCO 7513 DUAL AC POWER SUPPLY OPTION
GSB-Long                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Long                                CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Long                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Long                                CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Long                                CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Long                                INCREMENTAL CHRG TO UPGDE 15 CAT5000
GSB-Long                                CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-Long                                MULTICHANNEL INTERFACE PROCESSOR T1/PRI 2PORT
GSB-Odd Lots                            6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Odd Lots                            CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Odd Lots                            CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Odd Lots                            CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Odd Lots                            CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-Short                               2-PORT FAST ETHERNET INTERFACE PROCESSOR
GSB-Short                               6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Short                               CISCO 7507/13 ROUTER SWITCH PROCESSOR
GSB-Short                               CISCO 7513 13-SLOT ROUTER
GSB-Short                               CISCO 7513 DUAL AC POWER SUPPLY OPTION
GSB-Short                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Short                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Short                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Short                               CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Short                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Short                               INCREMENTAL CHRG TO UPGDE 15 CAT5000
GSB-Short                               CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-Short                               MULTICHANNEL INTERFACE PROCESSOR T1/PRI 2PORT
GSB-Short/Intermediate                  2-PORT FAST ETHERNET INTERFACE PROCESSOR
GSB-Short/Intermediate                  6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Short/Intermediate                  CISCO 7507/13 ROUTER SWITCH PROCESSOR
GSB-Short/Intermediate                  CISCO 7513 13-SLOT ROUTER
GSB-Short/Intermediate                  CISCO 7513 DUAL AC POWER SUPPLY OPTION
GSB-Short/Intermediate                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Short/Intermediate                  CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Short/Intermediate                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Short/Intermediate                  CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Short/Intermediate                  CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Short/Intermediate                  INCREMENTAL CHRG TO UPGDE 15 CAT5000
GSB-Short/Intermediate                  CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-Short/Intermediate                  MULTICHANNEL INTERFACE PROCESSOR T1/PRI 2PORT
GSB-Spread Brokerage                    6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Spread Brokerage                    CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Spread Brokerage                    CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Spread Brokerage                    CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-Swaps                               6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Swaps                               CISCO 7513 13-SLOT ROUTER
GSB-Swaps                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Swaps                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Swaps                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Swaps                               CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Swaps                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Swaps                               CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-Volume Control                      6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Volume Control                      CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Volume Control                      CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Volume Control                      CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Volume Control                      CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
GSB-Zeros                               6-PORT ETHERNET INTERFACE PROCESSOR
GSB-Zeros                               CISCO 7513 13-SLOT ROUTER
GSB-Zeros                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Zeros                               CATALYST 5000 100BASEFX (FIBER,SC)
GSB-Zeros                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Zeros                               CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Human Resources-NY                      6-PORT ETHERNET INTERFACE PROCESSOR
Human Resources-NY                      CATALYST 5000 ETHERNET SWITCHING MOD
Human Resources-NY                      CATALYST 5000 100BASEFX (FIBER,SC)
Human Resources-NY                      CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
IES                                     6-PORT ETHERNET INTERFACE PROCESSOR
IES                                     CATALYST 5000 ETHERNET SWITCHING MOD
IES                                     CATALYST 5000 100BASEFX (FIBER,SC)
IES                                     CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
IRS-CM IR Options                       6-PORT ETHERNET INTERFACE PROCESSOR
IRS-CM IR Options                       CATALYST 5000 ETHERNET SWITCHING MOD
IRS-CM IR Options                       CATALYST 5000 100BASEFX (FIBER,SC)
IRS-CM IR Options                       CATALYST 5000 ETHERNET SWITCHING MOD
IRS-CM IR Options                       CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
IRS-CM Mediums                          6-PORT ETHERNET INTERFACE PROCESSOR
IRS-CM Mediums                          CISCO 7513 13-SLOT ROUTER
IRS-CM Mediums                          CATALYST 5000 ETHERNET SWITCHING MOD
IRS-CM Mediums                          CATALYST 5000 100BASEFX (FIBER,SC)
IRS-CM Mediums                          CATALYST 5000 ETHERNET SWITCHING MOD
IRS-CM Mediums                          CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
IRS-CM Mediums                          SUN SPARC 5/110,32MB,2GB HD, NO MON.
IRS-CM Mediums                          CISCO LAN EQUIPMENT
IRS-CM Mediums                          CISCO LAN EQUIPMENT
IRS-CM SS/FRAS                          6-PORT ETHERNET INTERFACE PROCESSOR
IRS-CM SS/FRAS                          CISCO 7513 13-SLOT ROUTER
IRS-CM SS/FRAS                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
IRS-CM SS/FRAS                          CATALYST 5000 ETHERNET SWITCHING MOD
IRS-CM SS/FRAS                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
IRS-CM SS/FRAS                          CATALYST 5000 100BASEFX (FIBER,SC)
IRS-CM SS/FRAS                          CATALYST 5000 ETHERNET SWITCHING MOD
IRS-CM SS/FRAS                          CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
IRS-CM SS/FRAS                          CISCO LAN EQUIPMENT
IRS-CM SS/FRAS                          CISCO LAN EQUIPMENT
Legal-NY                                6-PORT ETHERNET INTERFACE PROCESSOR
Legal-NY                                CATALYST 5000 ETHERNET SWITCHING MOD
Legal-NY                                CATALYST 5000 100BASEFX (FIBER,SC)
Legal-NY                                CATALYST 5000 ETHERNET SWITCHING MOD
Legal-NY                                CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
LONDON OFF THE RUNS (OTR)(B-6D000)      16 MB OF MAIN MEMORY
LONDON OFF THE RUNS (OTR)(B-6D000)      16 MB UPGD
LONDON OFF THE RUNS (OTR)(B-6D000)      4500 6 PORT ETHERNET MODULE
LONDON OFF THE RUNS (OTR)(B-6D000)      8 MB OF FLASH MEMORY
LONDON OFF THE RUNS (OTR)(B-6D000)      CHANNELIZED T1/ISDN PRI NP MOD 3/96
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 4500, 4700 IOS IP FEATURE SET
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 4500-M MOD MULTIPROT ROUTER
Marketing-NY                            6-PORT ETHERNET INTERFACE PROCESSOR
Marketing-NY                            CATALYST 5000 ETHERNET SWITCHING MOD
Marketing-NY                            CATALYST 5000 100BASEFX (FIBER,SC)
Marketing-NY                            CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MBSB-ARMS                               CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-ARMS                               CATALYST 5000 100BASEFX (FIBER,SC)
MBSB-CMOS                               6-PORT ETHERNET INTERFACE PROCESSOR
MBSB-CMOS                               CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-CMOS                               CATALYST 5000 100BASEFX (FIBER,SC)
MBSB-CMOS                               CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MBSB-GNMA                               2-PORT FAST ETHERNET INTERFACE PROCESSOR
MBSB-GNMA                               6-PORT ETHERNET INTERFACE PROCESSOR
MBSB-GNMA                               CISCO 7507/13 ROUTER SWITCH PROCESSOR
MBSB-GNMA                               CISCO 7513 13-SLOT ROUTER
MBSB-GNMA                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MBSB-GNMA                               CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-GNMA                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MBSB-GNMA                               CATALYST 5000 100BASEFX (FIBER,SC)
MBSB-GNMA                               CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-GNMA                               INCREMENTAL CHRG TO UPGDE 15 CAT5000
MBSB-GNMA                               CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MBSB-GNMA                               SUN SPARC 5/110,32MB,2GB HD, NO MON.
MBSB-STRIPS                             6-PORT ETHERNET INTERFACE PROCESSOR
MBSB-STRIPS                             CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-STRIPS                             CATALYST 5000 100BASEFX (FIBER,SC)
MBSB-STRIPS                             CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MBSB-SUPPORT STAFF                      6-PORT ETHERNET INTERFACE PROCESSOR
MBSB-SUPPORT STAFF                      CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-SUPPORT STAFF                      CATALYST 5000 100BASEFX (FIBER,SC)
MBSB-SUPPORT STAFF                      CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-SUPPORT STAFF                      CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MMI-NY                                  6-PORT ETHERNET INTERFACE PROCESSOR
MMI-NY                                  CATALYST 5000 ETHERNET SWITCHING MOD
MMI-NY                                  CATALYST 5000 100BASEFX (FIBER,SC)
MMI-NY                                  CATALYST 5000 ETHERNET SWITCHING MOD
MMI-NY                                  CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MUNIS-BID WANTED-NY                     4500 6 PORT ETHERNET MODULE
MUNIS-BID WANTED-NY                     6-PORT ETHERNET INTERFACE PROCESSOR
MUNIS-BID WANTED-NY                     CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-BID WANTED-NY                     CATALYST 5000 100BASEFX (FIBER,SC)
MUNIS-BID WANTED-NY                     CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-BID WANTED-NY                     CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MUNIS-DOLLAR REVENUE-NY                 4500 6 PORT ETHERNET MODULE
MUNIS-DOLLAR REVENUE-NY                 6-PORT ETHERNET INTERFACE PROCESSOR
MUNIS-DOLLAR REVENUE-NY                 CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-DOLLAR REVENUE-NY                 CATALYST 5000 100BASEFX (FIBER,SC)
MUNIS-DOLLAR REVENUE-NY                 CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MUNIS-GENERAL OBLIGATIONS-NY            4500 6 PORT ETHERNET MODULE
MUNIS-GENERAL OBLIGATIONS-NY            CHANNELIZED T1/ISDN PRI NP MOD 3/96
MUNIS-GENERAL OBLIGATIONS-NY            CHANNELIZED T1/ISDN PRI NP MOD 3/96
MUNIS-GENERAL OBLIGATIONS-NY            6-PORT ETHERNET INTERFACE PROCESSOR
MUNIS-GENERAL OBLIGATIONS-NY            CISCO 7513 13-SLOT ROUTER
MUNIS-GENERAL OBLIGATIONS-NY            CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-GENERAL OBLIGATIONS-NY            CATALYST 5000 100BASEFX (FIBER,SC)
MUNIS-GENERAL OBLIGATIONS-NY            CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-GENERAL OBLIGATIONS-NY            CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MUNIS-NY & PR SERIALS & DOLLARS-NY      4500 6 PORT ETHERNET MODULE
MUNIS-NY & PR SERIALS & DOLLARS-NY      CHANNELIZED T1/ISDN PRI NP MOD 3/96
MUNIS-NY & PR SERIALS & DOLLARS-NY      CHANNELIZED T1/ISDN PRI NP MOD 3/96
MUNIS-NY & PR SERIALS & DOLLARS-NY      6-PORT ETHERNET INTERFACE PROCESSOR
MUNIS-NY & PR SERIALS & DOLLARS-NY      CISCO 7513 13-SLOT ROUTER
MUNIS-NY & PR SERIALS & DOLLARS-NY      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MUNIS-NY & PR SERIALS & DOLLARS-NY      CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-NY & PR SERIALS & DOLLARS-NY      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MUNIS-NY & PR SERIALS & DOLLARS-NY      CATALYST 5000 100BASEFX (FIBER,SC)
MUNIS-NY & PR SERIALS & DOLLARS-NY      CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-NY & PR SERIALS & DOLLARS-NY      CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
MUNIS-SUPPORT-NY                        4500 6 PORT ETHERNET MODULE
Office Services-NY                      2-PORT FAST ETHERNET INTERFACE PROCESSOR
Office Services-NY                      6-PORT ETHERNET INTERFACE PROCESSOR
Office Services-NY                      CISCO 7507/13 ROUTER SWITCH PROCESSOR
Office Services-NY                      CISCO 7513 13-SLOT ROUTER
Office Services-NY                      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Office Services-NY                      CATALYST 5000 ETHERNET SWITCHING MOD
Office Services-NY                      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Office Services-NY                      CATALYST 5000 100BASEFX (FIBER,SC)
Office Services-NY                      CATALYST 5000 ETHERNET SWITCHING MOD
Office Services-NY                      INCREMENTAL CHRG TO UPGDE 15 CAT5000
Office Services-NY                      CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
OPS-EQUITIES(B-BF200)                   2-PORT FAST ETHERNET INTERFACE PROCESSOR
OPS-EQUITIES(B-BF200)                   6-PORT ETHERNET INTERFACE PROCESSOR
OPS-EQUITIES(B-BF200)                   CISCO 7507/13 ROUTER SWITCH PROCESSOR
OPS-EQUITIES(B-BF200)                   CISCO 7513 13-SLOT ROUTER
OPS-EQUITIES(B-BF200)                   CISCO 7513 DUAL AC POWER SUPPLY OPTION
OPS-EQUITIES(B-BF200)                   CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
OPS-EQUITIES(B-BF200)                   CATALYST 5000 ETHERNET SWITCHING MOD
OPS-EQUITIES(B-BF200)                   CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
OPS-EQUITIES(B-BF200)                   CATALYST 5000 100BASEFX (FIBER,SC)
OPS-EQUITIES(B-BF200)                   CATALYST 5000 ETHERNET SWITCHING MOD
OPS-EQUITIES(B-BF200)                   INCREMENTAL CHRG TO UPGDE 15 CAT5000
OPS-EQUITIES(B-BF200)                   CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
OPS-EQUITIES(B-BF200)                   MULTICHANNEL INTERFACE PROCESSOR T1/PRI 2PORT
OPS-EQUITIES(B-BF200)                   COMPAQ FAST-WIDE SCSI-2 HD
OTC Options-NY                          6-PORT ETHERNET INTERFACE PROCESSOR
OTC Options-NY                          CATALYST 5000 ETHERNET SWITCHING MOD
OTC Options-NY                          CATALYST 5000 100BASEFX (FIBER,SC)
OTC Options-NY                          CATALYST 5000 ETHERNET SWITCHING MOD
OTC Options-NY                          CISCO 7507,ADD'L MEM,PS,EIP,SIP,SFTWR
Systems-NY                              32MB MEMORY FOR SPARC 5
Systems-NY                              12 MB RAM UPGDE
Systems-NY                              VIEWSTATION FX19Ci 19" COLOR
Systems-NY                              3COM ETHERLINK III PCI NIC (60/PK)
Systems-NY                              NOKIA 17" TRINITRON MONITOR
Systems-NY                              NOKIA 17" TRINITRON MONITOR
Systems-NY                              MATROX 2MB UPGDE FOR MILLENIUM CARD
Systems-NY                              IBM PC750 P166,16MB PARITY,1.2GB HD,SELECTA
Systems-NY                              IBM 16MB PARITY MEMORY KIT -92G7310 9/96
Systems-NY                              IBM PC750 P166,16MB PARITY,1.2GB HD,SELECTA
Systems-NY                              IBM PC750 P166,16MB PARITY,1.2GB HD,SELECTA
Systems-NY                              IBM 1.7GB INT HD
Systems-NY                              IBM PCI ETHERNET NIC 30/PK
Systems-NY                              IBM 16MB PARITY MEMORY KIT -92G7310 9/96
Systems-NY                              IBM PC750 P166,16MB PARITY,1.2GB HD,SELECTA
Systems-NY                              IBM PC750 P166,16MB PARITY,1.2GB HD,SELECTA
Systems-NY                              IBM 1.7GB INT HD
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              IBM PCI ETHERNET NIC 30/PK
Systems-NY                              NETWORKER FOR UNIX
Systems-NY                              MOTOROLA GP-300 16 CH. UHF RADIO W/ CHARGER
Systems-NY                              IBM PC750 P166,16MB PARITY,1.2GB HD,SELECTA
Systems-NY                              HP OPENVIEW NETWORK NODE MANAGER CLASS
Systems-NY                              1 YR EXT WARRANTY S/N 28842
Systems-NY                              1 YR EXT WARRANTY S/N 41673
Systems-NY                              1 YR EXT WARRANTY S/N 43447
                                        CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
                                        SUN SPARC 5/110,32MB,2GB HD, NO MON.
Agencies                                CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
Corporate Bonds-Utilities/tel/disc      CONTROL MODULE-RECONFIGURATION
Equity Screen Brokerage                 CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
Equity Screen Brokerage                 SUN SPARC 5/110,32MB,2GB HD, NO MON.
Euro's London                           CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
FX Forward Mark                         CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
FX Forward Mark                         SUN SPARC 5/110,32MB,2GB HD, NO MON.
FX Forward Yen                          CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
FX Forward Yen                          SUN SPARC 5/110,32MB,2GB HD, NO MON.
FX Options-NY                           CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
FX Options-NY                           SUN SPARC 5/110,32MB,2GB HD, NO MON.
GSB - SHARED COST(B-6C000)              CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
GSB - SHARED COST(B-6C000)              SUN SPARC 5/110,32MB,2GB HD, NO MON.
GSB - SHARED COST(B-6C000)              SUN TGX FRAME BUFFER BOARD
GSB-Odd Lots                            CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
IRS-CM Mediums                          CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
IRS-CM Mediums                          SUN SPARC 5/110,32MB,2GB HD, NO MON.
MBSB-GNMA                               CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
MBSB-GNMA                               SUN SPARC 5/110,32MB,2GB HD, NO MON.
MUNIS-SUPPORT-NY                        CISCO 2516 ROUTER,SFTWR,2 CABLES2511 ADD MEM
OTC Options-NY                          REROUTED CABLE -TN CONTROL
Systems-NY                              32MB MEMORY FOR SPARC 5
Systems-NY                              SPARC 5 2GB INT HARD DRIVE
Systems-NY                              SUN SPARC 5/110MHZ, W/17" MONITOR
Systems-NY                              IOMEGA EXT SCSI JAZ DRIVE
Systems-NY                              SMART AND FRIENDLY CD ROM 2004 EXT. RECORDER
Systems-NY                              IBM 1.7GB INT HD
Systems-NY                              IBM PC750 P166,16MB PARITY,1.2GB HD,SELECTA
Systems-NY                              COMPAQ 4.3GB  FAST SCSI-2 (NOT WIDE) HD
Systems-NY                              IBM PC750 P166,16MB PARITY,1.2GB HD,SELECTA
Systems-NY                              TOSHIBA 420CDS, 810MB HD, 8MB RAM, 11.3" DUAL SCAN
Systems-NY                              COMPAQ 4.3GB  FAST SCSI-2 HD
Systems-NY                              COMPAQ 64MB MEMORY KIT
Systems-NY                              COMPAQ HD 4.3GB FAST-WIDE SCSI - 11/96
Systems-NY                              COMPAQ SMAR SCSI-2 ARRAY CONTROLLER/E
Systems-NY                              HP LASERJET 5N PRINTER
Systems-NY                              COMPAQ 4.3GB  FAST SCSI-2 HD
Systems-NY                              COMPAQ 4.3GB FAST-WIDE SCSI2 PLUGGABLE HARD DRIVE
Systems-NY                              COMPAQ SMAR SCSI-2 ARRAY CONTROLLER/P
Systems-NY                              BLACK GSB TRADER KEYBOARD
Systems-NY                              KINGSTON 8MB VP MEMORY
Systems-NY                              SEAGATE 630MB INT HD
Systems-NY                              KINGSTON 8MB VP MEMORY
Systems-NY                              SEAGATE 630MB INT HD
Systems-NY                              KINGSTON 8MB VP MEMORY
Systems-NY                              NOKIA 21" MONITOR
Systems-NY                              READ/WRITE PLATTERS
Systems-NY                              WORM PLATTERS
Systems-NY                              IOMEGA 1GB JAZ CARTRIDGE
Accounting-NY                           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Accounting-NY                           CATALYST 5000 ETHERNET SWITCHING MOD
Accounting-NY                           CATALYST 5000 REDUNDANT POWER SUPPLY
Accounting-NY                           CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
Accounting-NY                           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Accounting-NY                           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Agencies                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Agencies                                CATALYST 5000 ETHERNET SWITCHING MOD
Agencies                                QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Art-NY                                  CATALYST 5000 ETHERNET SWITCHING MOD
Business Administration                 CATALYST 5000 ETHERNET SWITCHING MOD
COMMUNICATIONS (SUSPENSE)(B-BP100)      NY SERIES 2 ADD ON BILLING
Communications-NY                       CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Communications-NY                       CATALYST 5000 ETHERNET SWITCHING MOD
Communications-NY                       QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Canadians               CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Canadians               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Corp Convertible Bonds  CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Corp Convertible Bonds  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-High level Transaction  CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Industrials             CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Industrials             QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Intermediates           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Corporate Bonds-Intermediates           CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Intermediates           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Junks                   CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Corporate Bonds-Junks                   CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Junks                   QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Med Term Notes          CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Med Term Notes          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Support                 CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Corporate Bonds-Support                 CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Support                 QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Utilities/tel/ret       CATALYST 5000 ETHERNET SWITCHING MOD
Corporate Bonds-Utilities/tel/ret       QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate-NY                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Corporate-NY                            CATALYST 5000 ETHERNET SWITCHING MOD
Corporate-NY                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Credit                                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Credit                                  CATALYST 5000 ETHERNET SWITCHING MOD
Credit                                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Environmental (EBS)-San Francisco       CATALYST 5000 ETHERNET SWITCHING MOD
Environmental (EBS)-San Francisco       QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Equity Screen Brokerage                 CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Equity Screen Brokerage                 CATALYST 5000 ETHERNET SWITCHING MOD
Equity Screen Brokerage                 QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Forward Mark                         CATALYST 5000 ETHERNET SWITCHING MOD
FX Forward Mark                         QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Forward Yen                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
FX Forward Yen                          CATALYST 5000 ETHERNET SWITCHING MOD
FX Forward Yen                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Options-NY                           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
FX Options-NY                           CATALYST 5000 ETHERNET SWITCHING MOD
FX Options-NY                           CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
FX Options-NY                           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Options-NY                           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB - SHARED COST(B-6C000)              DEC SERVER 700 2MB FLASH CARD
GSB - SHARED COST(B-6C000)              DEC SERVER 700 2MB FLASH CARD
GSB-Bills                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Bills                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Bills                               CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
GSB-Bills                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Bills                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-CF Kross                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-CF Kross                            CATALYST 5000 ETHERNET SWITCHING MOD
GSB-CF Kross                            16 PORT CATALYST SWITCH W/10K AD
GSB-CF Kross                            4 PORT 10 BT MODULE
GSB-CF Kross                            CISCO 2516 ETHERNET (14 HUB PORT)/DUAL
GSB-CF Kross                            CISCO 2516 SERIES IOS IP ONLY FEATURE SET
GSB-CF Kross                            OPTIONAL 16MB DRAM MEMORY
GSB-CF Kross                            CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
GSB-CF Kross                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-CF Kross                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Intermediate                        CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Intermediate                        CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Intermediate                        CATALYST 5000 REDUNDANT POWER SUPPLY
GSB-Intermediate                        CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
GSB-Intermediate                        STANDARD MAINT FOR CONNECTIVITY TOOLS-200-SUN (18 MOS)
GSB-Intermediate                        QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Intermediate                        QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Long                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Long                                CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Long                                CATALYST 5000 REDUNDANT POWER SUPPLY
GSB-Long                                CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
GSB-Long                                QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Long                                QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Odd Lots                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Odd Lots                            CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Odd Lots                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Short                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Short                               CATALYST 5000 REDUNDANT POWER SUPPLY
GSB-Short                               CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
GSB-Short                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short/Intermediate                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Short/Intermediate                  CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Short/Intermediate                  CATALYST 5000 REDUNDANT POWER SUPPLY
GSB-Short/Intermediate                  CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
GSB-Short/Intermediate                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short/Intermediate                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Spread Brokerage                    CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Spread Brokerage                    QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Swaps                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Swaps                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Swaps                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Swaps                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Volume Control                      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Volume Control                      CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Volume Control                      QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Zeros                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
GSB-Zeros                               CATALYST 5000 ETHERNET SWITCHING MOD
GSB-Zeros                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Human Resources-NY                      CATALYST 5000 ETHERNET SWITCHING MOD
Human Resources-NY                      QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
IRS-CM IR Options                       CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
IRS-CM IR Options                       CATALYST 5000 ETHERNET SWITCHING MOD
IRS-CM IR Options                       QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
IRS-CM Mediums                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
IRS-CM Mediums                          CATALYST 5000 ETHERNET SWITCHING MOD
IRS-CM Mediums                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
IRS-CM SS/FRAS                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
IRS-CM SS/FRAS                          CATALYST 5000 ETHERNET SWITCHING MOD
IRS-CM SS/FRAS                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Legal-NY                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Legal-NY                                CATALYST 5000 ETHERNET SWITCHING MOD
Legal-NY                                QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Marketing-NY                            CATALYST 5000 ETHERNET SWITCHING MOD
Marketing-NY                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-ARMS                               CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-ARMS                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-CMOS                               CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-CMOS                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-GNMA                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MBSB-GNMA                               CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-GNMA                               CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
MBSB-GNMA                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-GNMA                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-REGIONALS                          CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-STRIPS                             CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-STRIPS                             QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-SUPPORT STAFF                      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MBSB-SUPPORT STAFF                      CATALYST 5000 ETHERNET SWITCHING MOD
MBSB-SUPPORT STAFF                      QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MMI-NY                                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MMI-NY                                  CATALYST 5000 ETHERNET SWITCHING MOD
MMI-NY                                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-BID WANTED-NY                     CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MUNIS-BID WANTED-NY                     CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-BID WANTED-NY                     QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-DOLLAR REVENUE-NY                 CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-DOLLAR REVENUE-NY                 QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-GENERAL OBLIGATIONS-NY            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MUNIS-GENERAL OBLIGATIONS-NY            CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-GENERAL OBLIGATIONS-NY            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-NY & PR SERIALS & DOLLARS-NY      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
MUNIS-NY & PR SERIALS & DOLLARS-NY      CATALYST 5000 ETHERNET SWITCHING MOD
MUNIS-NY & PR SERIALS & DOLLARS-NY      QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-SUPPORT-NY                        CATALYST 5000 ETHERNET SWITCHING MOD
Office Services-NY                      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
Office Services-NY                      CATALYST 5000 ETHERNET SWITCHING MOD
Office Services-NY                      CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
Office Services-NY                      QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Office Services-NY                      QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
OPS-EQUITIES(B-BF200)                   CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
OPS-EQUITIES(B-BF200)                   CATALYST 5000 ETHERNET SWITCHING MOD
OPS-EQUITIES(B-BF200)                   CATALYST 5000 REDUNDANT POWER SUPPLY
OPS-EQUITIES(B-BF200)                   CONNECTIVITY TOOS V2.0,  UP TO 200 ROUTERS (SUN)
OPS-EQUITIES(B-BF200)                   STANDARD MAINT FOR CONNECTIVITY TOOLS-200-SUN (18 MOS)
OPS-EQUITIES(B-BF200)                   QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
OPS-EQUITIES(B-BF200)                   QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
OTC Options-NY                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE)
OTC Options-NY                          CATALYST 5000 ETHERNET SWITCHING MOD
OTC Options-NY                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
SYSTEMS - TO BE ALLOCATED(B-BA500)      IBM PCI ETHERNET NIC 30/PK
Systems-NY                              16 PORT,6K-ADDRESS,SNMP,VLAN
Systems-NY                              MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Systems-NY                              10" ELECTROHOME MONITOR
Systems-NY                              MOTOROLA GP-350 16 CH. UHF RADIO W/ CHARGER
Systems-NY                              128MB MEMORY FOR ALPHA 2100
Tax-NY                                  CATALYST 5000 ETHERNET SWITCHING MOD
                                        CHANNELIZED T1/ISDN PRI NP MODULE ,4500-M
                                        CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
                                        CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
Accounting-NY                           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Accounting-NY                           IGX  EQUIPMENT CISCO 1505225
Agencies                                CHANNELIZED T1/ISDN PRI NP MODULE ,4500-M
Agencies                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Agencies                                IGX  EQUIPMENT CISCO 1505225
Art-NY                                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Business Administration                 CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Communications-NY                       CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Communications-NY                       IGX  EQUIPMENT CISCO 1505225
Corporate Bonds-Canadians               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-Canadians               IGX  EQUIPMENT CISCO 1505225
Corporate Bonds-Corp Convertible Bonds  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-Corp Convertible Bonds  IGX  EQUIPMENT CISCO 1505225
Corporate Bonds-High level Transaction  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-Industrials             CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-Industrials             IGX  EQUIPMENT CISCO 1505225
Corporate Bonds-Intermediates           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-Intermediates           IGX  EQUIPMENT CISCO 1505225
Corporate Bonds-Junks                   CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-Junks                   IGX  EQUIPMENT CISCO 1505225
Corporate Bonds-Med Term Notes          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-Med Term Notes          IGX  EQUIPMENT CISCO 1505225
Corporate Bonds-New Issues\Regionals    CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-out of town             CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
Corporate Bonds-out of town             CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
Corporate Bonds-Support                 CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-Support                 IGX  EQUIPMENT CISCO 1505225
Corporate Bonds-Utilities/tel/ret       CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate Bonds-Utilities/tel/ret       IGX  EQUIPMENT CISCO 1505225
Corporate-NY                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Corporate-NY                            IGX  EQUIPMENT CISCO 1505225
Credit                                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Credit                                  IGX  EQUIPMENT CISCO 1505225
Emerging Markets Brady Bonds            CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
Emerging Markets Brady Bonds            CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
Emerging Markets Brady Bonds            CISCO 2507,SW,2 CABLES
Emerging Markets Brady Bonds            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Emerging Markets Brady Bonds            IGX  EQUIPMENT CISCO 1505225
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Brady Bonds            MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Emerging Markets Brady Bonds            LINK BUILDER II  12 PORT HUB
Emerging Markets Brady Bonds            LINK BUILDER II  SNMP MODULE
Emerging Markets Brady Bonds            SERVER SWITCH MODEL 5000
Emerging Markets Brady Bonds            PENTIUM DISTRIBUTED SNIFFER FOR ETHERNET
Emerging Markets Euro Bonds             CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
Emerging Markets Euro Bonds             CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
Emerging Markets Euro Bonds             CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Emerging Markets Euro Bonds             IGX  EQUIPMENT CISCO 1505225
Environmental (EBS)                     MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
Environmental (EBS)                     MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Environmental (EBS)                     MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Environmental (EBS)                     MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550
Equity Screen Brokerage                 CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
Equity Screen Brokerage                 CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
Equity Screen Brokerage                 CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Equity Screen Brokerage                 IGX  EQUIPMENT CISCO 1505225
Euro's London                           CHANNELIZED T1/ISDN PRI NP MODULE ,4500-M
FX Forward Mark                         CHANNELIZED T1/ISDN PRI NP MODULE ,4500-M
FX Forward Mark                         CISCO 2507,SW,2 CABLES
FX Forward Mark                         CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
FX Forward Mark                         IGX  EQUIPMENT CISCO 1505225
FX Forward Mark                         MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
FX Forward Yen                          CHANNELIZED T1/ISDN PRI NP MODULE ,4500-M
FX Forward Yen                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
FX Forward Yen                          IGX  EQUIPMENT CISCO 1505225
FX Forward Yen                          MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
FX Options-Exotic - NY                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
FX Options-Exotic - NY                  CWSIMGMT BUNDLE, SUNOS
FX Options-Exotic - NY                  IGX  EQUIPMENT CISCO 1505225
FX Options-NY                           CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
FX Options-NY                           IGX  EQUIPMENT CISCO 1505225
FX Options-NY                           MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
GSB - SHARED COST(B-6C000)              CHANNELIZED T1/ISDN PRI NP MODULE ,4500-M
GSB - SHARED COST(B-6C000)              CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
GSB - SHARED COST(B-6C000)              CISCO 4700,4MB,16MB,IP FEAT.,6PORT,MAINT.
GSB - SHARED COST(B-6C000)              CISCO 2507,SW,2 CABLES
GSB - SHARED COST(B-6C000)              MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
GSB - SHARED COST(B-6C000)              MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
GSB-Bills                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Bills                               IGX  EQUIPMENT CISCO 1505225
GSB-CF Kross                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-CF Kross                            IGX  EQUIPMENT CISCO 1505225
GSB-Intermediate                        CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Intermediate                        IGX  EQUIPMENT CISCO 1505225
GSB-Long                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Long                                IGX  EQUIPMENT CISCO 1505225
GSB-Odd Lots                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Odd Lots                            IGX  EQUIPMENT CISCO 1505225
GSB-Proprietary Desk                    CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Proprietary Desk                    IGX  EQUIPMENT CISCO 1505225
GSB-Short                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Short                               IGX  EQUIPMENT CISCO 1505225
GSB-Short/Intermediate                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Short/Intermediate                  IGX  EQUIPMENT CISCO 1505225
GSB-Spread Brokerage                    CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Spread Brokerage                    IGX  EQUIPMENT CISCO 1505225
GSB-Swaps                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Swaps                               IGX  EQUIPMENT CISCO 1505225
GSB-Volume Control                      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Volume Control                      IGX  EQUIPMENT CISCO 1505225
GSB-Zeros                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
GSB-Zeros                               IGX  EQUIPMENT CISCO 1505225
Human Resources-NY                      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Human Resources-NY                      IGX  EQUIPMENT CISCO 1505225
IES                                     CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
IES                                     IGX  EQUIPMENT CISCO 1505225
IRS-CM IR Options                       CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
IRS-CM IR Options                       IGX  EQUIPMENT CISCO 1505225
IRS-CM Mediums                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
IRS-CM Mediums                          IGX  EQUIPMENT CISCO 1505225
IRS-CM SS/FRAS                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
IRS-CM SS/FRAS                          IGX  EQUIPMENT CISCO 1505225
IRS-LONDON FRA                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
IRS-LONDON FRA                          IGX  EQUIPMENT CISCO 1505225
Legal-NY                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Legal-NY                                IGX  EQUIPMENT CISCO 1505225
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 2507,SW,2 CABLES
Marketing-NY                            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MBSB-ARMS                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MBSB-CMOS                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MBSB-CMOS                               IGX  EQUIPMENT CISCO 1505225
MBSB-GNMA                               CHANNELIZED T1/ISDN PRI NP MODULE ,4500-M
MBSB-GNMA                               CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MBSB-GNMA                               IGX  EQUIPMENT CISCO 1505225
MBSB-REGIONALS                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MBSB-STRIPS                             CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MBSB-STRIPS                             IGX  EQUIPMENT CISCO 1505225
MBSB-SUPPORT STAFF                      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MBSB-SUPPORT STAFF                      IGX  EQUIPMENT CISCO 1505225
MMI-NY                                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MMI-NY                                  IGX  EQUIPMENT CISCO 1505225
MUNIS-BID WANTED-NY                     CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MUNIS-BID WANTED-NY                     IGX  EQUIPMENT CISCO 1505225
MUNIS-DOLLAR REVENUE-NY                 CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MUNIS-DOLLAR REVENUE-NY                 IGX  EQUIPMENT CISCO 1505225
MUNIS-GENERAL OBLIGATIONS-NY            CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MUNIS-GENERAL OBLIGATIONS-NY            IGX  EQUIPMENT CISCO 1505225
MUNIS-NY & PR SERIALS & DOLLARS-NY      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
MUNIS-NY & PR SERIALS & DOLLARS-NY      IGX  EQUIPMENT CISCO 1505225
MUNIS-SUPPORT-NY                        MS/16 W/16MB,340 IBM HD,3.5 FD,KYBD W/UART 16550 5/96
Office Services-NY                      CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Office Services-NY                      IGX  EQUIPMENT CISCO 1505225
OPS-EQUITIES(B-BF200)                   CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
OPS-EQUITIES(B-BF200)                   IGX  EQUIPMENT CISCO 1505225
OTC Options-NY                          CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
OTC Options-NY                          IGX  EQUIPMENT CISCO 1505225
Projects                                CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Systems-NY                              SERVER SWITCH MODEL 5000
Systems-NY                              9" EVM942 DUAL SCREEN WHITE COMPOSITE VIDEO MON
Tax-NY                                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Tax-NY                                  IGX  EQUIPMENT CISCO 1505225
Training Dept. General                  CATALYST 5000 (CHASSIS,SUPERVISOR ENGINE) POEER,LIC,UPGRD
Training Dept. General                  IGX  EQUIPMENT CISCO 1505225
Accounting-NY                           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Accounting-NY                           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Accounting-NY                           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Accounting-NY                           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Agencies                                QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Communications-NY                       IBM PC750 P100 16MB 540HD SELECTA 2/96
Corporate Bonds-Canadians               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Corp Convertible Bonds  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Industrials             QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Intermediates           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Junks                   QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Med Term Notes          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Support                 QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Corporate Bonds-Utilities/tel/ret       QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Credit                                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Emerging Markets Brady Bonds            CISCO 2507,SW,2 CABLES
Emerging Markets Brady Bonds            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Emerging Markets Brady Bonds            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Emerging Markets Brady Bonds            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Emerging Markets Brady Bonds            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Emerging Markets Euro Bonds             QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
Equity Screen Brokerage                 QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Forward Mark                         CISCO 2507,SW,2 CABLES
FX Forward Mark                         QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Forward Yen                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Options-Exotic - NY                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Options-Exotic - NY                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Options-Exotic - NY                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Options-Exotic - NY                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
FX Options-NY                           QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB - SHARED COST(B-6C000)              CISCO 2507,SW,2 CABLES
GSB-Bills                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Bills                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-CF Kross                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-CF Kross                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-CF Kross                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-CF Kross                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Intermediate                        QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Intermediate                        QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Intermediate                        QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Intermediate                        QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Long                                CISCO 2507,SW,2 CABLES
GSB-Long                                QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Long                                QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Long                                QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Long                                QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Odd Lots                            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Proprietary Desk                    QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short/Intermediate                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short/Intermediate                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short/Intermediate                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Short/Intermediate                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Spread Brokerage                    QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Swaps                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Volume Control                      QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
GSB-Zeros                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
IRS-CM IR Options                       QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
IRS-CM Mediums                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
IRS-CM SS/FRAS                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
IRS-LONDON FRA                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 2507,SW,2 CABLES
MBSB-CMOS                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-GNMA                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-GNMA                               QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-STRIPS                             QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MBSB-SUPPORT STAFF                      QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MMI-NY                                  QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-BID WANTED-NY                     QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-DOLLAR REVENUE-NY                 QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-GENERAL OBLIGATIONS-NY            QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-NY & PR SERIALS & DOLLARS-NY      QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
MUNIS-SUPPORT-NY                        CISCO 2507,SW,2 CABLES
OPS-EQUITIES(B-BF200)                   QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
OPS-EQUITIES(B-BF200)                   QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
OPS-EQUITIES(B-BF200)                   QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
OPS-EQUITIES(B-BF200)                   QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
OTC Options-NY                          QUOTE - NYMETRO12409A SPARC5000 ULTRA QUAD CPU
SYSTEMS - TO BE ALLOCATED(B-BA500)      POWER CORDS
Systems-NY                              10" ELECTROHOME MONITOR - SPEC
Communications-NY                       SOFTWARE LICENSES-WINDOWS FACILITEIS PRODUCTS
Communications-NY                       SOFTWARE LICENSES-WINDOWS FACILITEIS PRODUCTS
Communications-NY                       IBM PC750, PENT-166, 16MB, 1.6GB EIDE HD, 6X CD-ROM
Emerging Markets Brady Bonds            LINK BUILDER II SNMP MODULE
Emerging Markets Brady Bonds            LINKBUILDER II 12 PORT HUB
Emerging Markets Brady Bonds            3COM LINKBUILDER II FMS HUB WITH 24 PORTS
Emerging Markets Brady Bonds            3COM SNMP MANAGEMENT MODULE
Environmental (EBS)                     CISCO 2516 ETHERNET (14 HUB PORTS)
Equity Screen Brokerage                 CISCO 2516 ETHERNET (14 HUB PORTS)
FX Forward Yen                          CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              SUN TGX FRAME BUFFER BOARD
GSB - SHARED COST(B-6C000)              MOTOROLA NT1
GSB - SHARED COST(B-6C000)              IBM PCI ETHERNET NIC 30/PK
GSB-Odd Lots                            CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Swaps                               CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Swaps                               MOTOROLA NT1
Headcount all                           BACK CARD / E1 (BC-E1)
Headcount all                           BACK CARD / T1 (BC-T1)
Headcount all                           SUN 2.1GB INT HD FOR A SPARC20
Headcount all                           COMPAQ 4.3GB FAST-SCSI2 HD
Headcount all                           COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
Headcount all                           COMPAQ SMART SCSI-2 ARRAY CONTROLLER
Headcount all                           COMPAQ 4.3GB FAST-SCSI2 HD
Headcount all                           COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
Headcount all                           COMPAQ 4.3GB FAST-WIDE SCSI-2 PLUGGABLE HARD DRIVE
Headcount all                           COMPAQ SMART SCSI-2 ARRAY CONTROLLER
Headcount NY                            IGX PROJECT NY PROGRAM MANAGEMENT
Human Resources-NY                      KINGSTON 4MB 30PIN PARITY SIMM (GATEWAY 2000 483/33C)
LONDON OFF THE RUNS (OTR)(B-6D000)      CHANNELIZED T1/ISDN PRI NP MODULE
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 2500 SERIES IOS FEATURE SET
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 2516 ETHERNET (14 HUB PORTS)
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 4000 SERIES IOS IP FEATURE SET
LONDON OFF THE RUNS (OTR)(B-6D000)      V.35 CABLE, DTE, MALE, 10 FEET
LONDON OFF THE RUNS (OTR)(B-6D000)      MOTOROLA NT1
LONDON OFF THE RUNS (OTR)(B-6D000)      IBM PCI ETHERNET NIC 30/PK
LONDON OFF THE RUNS (OTR)(B-6D000)      IBM PCI ETHERNET NIC 30/PK
Project-Emerging Markets                CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Systems-NY                              IBM PC750 P133,16MB,1GB HD, SELECTA
Systems-NY                              IBM PC750 P166,16MB,1GB HD,SELECTA
Systems-NY                              IBM PC750 P166,16MB,1GB HD,SELECTA
Systems-NY                              IGX 16, 16 SLOT, RACKMOUNT, NPM-16, SCM
Systems-NY                              CISCO 2516 ETHERNET (14 HUB PORTS)
Systems-NY                              CISCO 2516 ETHERNET (14 HUB PORTS)
Systems-NY                              CISCO 4500-M MODULAR ROUTER-AC
Systems-NY                              SUN SPARC 5/110,32MB,1GB,20" MON
Systems-NY                              SUN SPARC 5/110,32MB,2GB HD, NO MON.
Systems-NY                              SPARC 5 4GB SCSI HD
Systems-NY                              3COM LINKBUILDER II FMS HUB WITH 24 PORTS
Systems-NY                              3COM SNMP MANAGEMENT MODULE
Systems-NY                              ADTRAN EXPRESS XRT ISDN MODEM
Systems-NY                              IBM PC750 P166, 16MB PARITY, 1.2GB HD, SELECTA
Systems-NY                              NOKIA 17" TRINITRON MONITOR
Systems-NY                              HP LASERJET 5N PRINTER
Systems-NY                              IBM PCI ETHERNET NIC 30/PK
Systems-NY                              SEAGATE 2.1GB SCSI HARD DRIVE
Systems-NY                              HP DDS-2 8GB TAPEDRIVE
Systems-NY                              IBM 16MB PARITY MEMORY KIT
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              COMPAQ 4.3GB FAST-SCSI2 HD
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              HP LASERJET 5N PRINTER
Systems-NY                              IBM THINKPAD LAPTOP 365X P120
Systems-NY                              COMPAQ PROSIGNIA 500/150 MDL -1
Systems-NY                              HP SURESTORE 6000E
Systems-NY                              SONY 17" MONITOR
Systems-NY                              HP LASERJET 5N PRINTER
Systems-NY                              IBM 14" MONITOR
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              NOKIA 21" MONITOR
Systems-NY                              USR 28.8 EXT. MODEM
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
Systems-NY                              IBM PCI ETHERNET NIC 30/PK
Systems-NY                              IBM PCI ETHERNET NIC 30/PK
Systems-NY                              IBM 16MB PARITY MEMORY KIT
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              SEAGATE 2.5GB EIDE HARD DRIVE
Systems-NY                              HP LASERJET 5N PRINTER
Systems-NY                              HP LASERJET 5N PRINTER
Systems-NY                              80KVA POWERWARE PLUS80 UPS
Systems-NY                              12" ELECTROHOME MONITOR
Systems-NY                              PRO-VIDEO 9" B&W MONITOR
Systems-NY                              16MB OPTION
Systems-NY                              IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Systems-NY                              32MB 168-PIN PARITY DIMM GOLD 5V 60NS
Systems-NY                              IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Systems-NY                              IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Systems-NY                              IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Systems-NY                              IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              32MB 168-PIN PARITY DIMM GOLD 5V 60NS
Systems-NY                              IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              TX PORT RACK MOUNTED CSU CARDS
Systems-NY                              IBM PC750, PENT-166, 32MB EDO MEM, 1.6GB HD, 6X CD ROM, NO SOFTWARE
Systems-NY                              IBM PC750, PENT-166, 32MB EDO MEM, 1.6GB HD, 6X CD ROM, NO SOFTWARE
Systems-NY                              IBM PC750, PENT-166, 32MB EDO MEM, 1.6GB HD, 6X CD ROM, NO SOFTWARE
Systems-NY                              IBM PC750, P166, 16MB, EIDE 1.2GB
Systems-NY                              IBM PC750, P166, 32MB, EIDE 1.6GB, 6X CDROM, MTRX CARD
Systems-NY                              IBM PC750, P166, 32MB, EIDE 1.6GB, 6X CDROM, MTRX CARD
Emerging Markets Brady Bonds            LINK BUILDER II SNMP MODULE
Emerging Markets Brady Bonds            LINKBUILDER II 12 PORT HUB
Headcount all                           BACK CARD / E1 (BC-E1)
Headcount all                           COMPAQ 4.3GB FAST-SCSI2 HD
Headcount all                           COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
Headcount all                           COMPAQ SMART SCSI-2 ARRAY CONTROLLER
Headcount all                           COMPAQ 4.3GB FAST-SCSI2 HD
Headcount all                           COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
Headcount all                           COMPAQ SMART SCSI-2 ARRAY CONTROLLER
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 2516 ETHERNET (14 HUB PORTS)
SYSTEMS - TO BE ALLOCATED(B-BA500)      IBM PCI ETHERNET NIC 30/PK
Systems-NY                              IGX 16, 16 SLOT, RACKMOUNT, NPM-16, SCM
Systems-NY                              CISCO 2516 ETHERNET (14 HUB PORTS)
Systems-NY                              HP LASERJET 5N PRINTER
Systems-NY                              HP LASERJET 5N PRINTER
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              NOKIA 21" MONITOR
Systems-NY                              USR 28.8 EXT. MODEM
Systems-NY                              IBM 16MB PARITY MEMORY KIT
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              SEAGATE 2.5GB EIDE HARD DRIVE
Systems-NY                              PRO-VIDEO 9" B&W MONITOR
Systems-NY                              USR SPORTSTER 33.6
Systems-NY                              32MB 168-PIN PARITY DIMM GOLD 5V 60NS
Systems-NY                              IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              32MB 168-PIN PARITY DIMM GOLD 5V 60NS
Accounting-NY                           POWER SUPPLY FOR RM2100 840 WATT FOR RACKMOUNT 2100
Accounting-NY                           USED 460YR-AA ALPHA 2100 4/275 CPU FOR VMS FROM ALPHA SERVER 2100 4/200
Accounting-NY                           COMPAQ WIDE ULTRA SCSI2 INT 4.3GB HARD DRIVE
Accounting-NY                           COMPAQ WIDE ULTRA SCSI2 INT 4.3GB HARD DRIVE
Accounting-NY                           COMPAQ PROLIANT 2500 6/200 MODEL   4300 SERVER
Agencies                                IBM PCI ETHERNET NIC 30/PK
Communications-NY                       HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Communications-NY                       KASSIE VOICE MAIL PORTS
Communications-NY                       IBM PC750 P166 1.2GB/16 EDO MEMORY
Communications-NY                       HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Communications-NY                       HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Communications-NY                       IOMEGA EXT. JAZZ DRIVE
Communications-NY                       IBM THINKPAD LAPTOP, P133, 1.08GB HD, 8MB
Communications-NY                       HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Corporate Bonds-Canadians               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Corporate Bonds-Corp Convertible Bonds  ASCEND PIPELINE P130-UBRI-L56
Corporate Bonds-High level Transaction  CISCO 2516 ETHERNET (14 HUB PORTS)
Corporate Bonds-High level Transaction  3COM LINKBUILDER II FMS HUB WITH 24 PORTS
Corporate Bonds-High level Transaction  3COM SNMP MANAGEMENT MODULE
Corporate Bonds-out of town             CISCO 2516 ETHERNET (14 HUB PORTS)
Corporate-NY                            COMPAQ PROLIANT 2500 6/200 MODEL   4300 SERVER
Corporate-NY                            COMPAQ SMART SCSI-2 ARRAY CONTROLLER
Corporate-NY                            COMPAQ WIDE ULTRA SCSI2 INT 4.3GB HARD DRIVE
Emerging Markets Brady Bonds            CISCO 2514 DUAL ETHERNET/DUAL SERIAL ROUTER
Emerging Markets Brady Bonds            CISCO 4MB TO 8MB FLASH UPGRADE
Emerging Markets Brady Bonds            CISCO2500 SERIES IOS IP ONLY FEATURE SET
Emerging Markets Brady Bonds            OPTIONAL 4MB DRAM MEMORY
Emerging Markets Brady Bonds            CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Emerging Markets Brady Bonds            CISCO 2516 ETHERNET (14 HUB PORTS)
Emerging Markets Brady Bonds            CISCO 2516 ETHERNET (14 HUB PORTS)
Emerging Markets Brady Bonds            CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Emerging Markets Brady Bonds            3COM LINKBUILDER II FMS HUB WITH 24 PORTS
Emerging Markets Brady Bonds            3COM SNMP MANAGEMENT MODULE
FX Forward Yen                          CISCO 2516 ETHERNET (14 HUB PORTS)
GSB - SHARED COST(B-6C000)              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              CISCO 2516 ETHERNET (14 HUB PORTS)
GSB - SHARED COST(B-6C000)              MOTOROLA NT1
GSB - SHARED COST(B-6C000)              3COM LINKBUILDER II FMS HUB WITH 24 PORTS
GSB - SHARED COST(B-6C000)              3COM SNMP MANAGEMENT MODULE
GSB-CF Kross                            SEAGATE 2.1GB INTERNAL SCSI HD
GSB-Odd Lots                            CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Odd Lots                            CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Swaps                               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Swaps                               CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Swaps                               CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Swaps                               CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Swaps                               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Swaps                               MOTOROLA NT1
Headcount all                           NY PROJECTSTRATACOM
Headcount all                           CISCO 2500 SERIES IOS FEATURE SET
Headcount all                           CISCO 2514 DUAL ETHERNET/DUAL SERIAL ROUTER
Headcount all                           CVM ADPCM INTEGRATED E1 ECHO CANCELER
Headcount all                           CISCO 2500 SERIES IOS FEATURE SET
Headcount all                           CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Headcount all                           CISCO 2516 ETHERNET (14 HUB PORTS)
Headcount all                           V.35 CABLE, DTE, MALE, 10 FEET
Headcount all                           6 ETHERNET PORTS 10BASE-T NP MODULE
Headcount all                           2.1GB INTERNAL HARD DRIVE
Headcount all                           SUN 64MB SIMM EXPANSION (2X32)
Headcount all                           ULTRA 2 MODEL 2170
Headcount all                           CATALYST 5000 10/100BASETX FAST ETHERNET SWITCHING MODULE
Headcount all                           CATALYST 5000 10/100BASETX FAST ETHERNET SWITCHING MODULE
Headcount all                           CATALYST 5000 ETHERNET SWITCHING MODULE (10BASET, 24 INT.)
Headcount all                           CATALYST 5500 AC POWER SUPPLY
Headcount all                           CATALYST 5500 CHASSIS
Headcount all                           CATALYST 5500 SUPERVISOR FX - MMF
Headcount all                           CATALYST 5500 RMON AGENT LIC
Headcount all                           CISCO 700 6 PORT ETHERNET INTERFACE PROCESSOR
Headcount all                           IGX CVM ADPCM INTEGRATED T1 ECHO CANCELER
Headcount all                           IGX T1 BACK CARD FOR NTM
Headcount all                           5RU CHASSIS
Headcount all                           6PORT 2WIRE FXO
Headcount all                           6PORT 2WIRE FXS
Headcount all                           6PORT 4WIRE E & M
Headcount all                           CONTROL MODULE
Headcount all                           DUAL PORT E-1 MODULE
Headcount all                           SNMP MODULE W/PORT CABLE
Headcount all                           COMPAQ 4.3GB FAST-WIDE SCSI HARD DRIVE
Headcount all                           2.1GB FAST SCSI HARD DRIVE FOR S10
Headcount all                           EIGHT PORT ETHERNET ENTERPRISE PROBE (32MB)
Headcount all                           FOUR PORT WAN / ETHERNET ENTERPRISE PROBE (32MB)
Headcount NY                            COMPAQ 10/100 NIC
Headcount NY                            SUN 2.1GB INT HD FOR A SPARC5
Headcount NY                            SUN FAST ETHERNET 10/100 SBUS ADAPTER
Headcount NY                            COMPAQ PROLIANT 2500 6/200 MODEL   4300 SERVER
Headcount NY                            COMPAQ SMART SCSI-2 ARRAY CONTROLLER
Headcount NY                            COMPAQ WIDE ULTRA SCSI2 INT 4.3GB HARD DRIVE
Headcount NY                            XYPLEX 20PORT ACCESS SERVER
Headcount UX                            SPARC ULTRA1-170, TX FRAME BUFFER 128MB RAM, 2.1GB HD, CDROM
Headcount VX                            READ/WRITE OPT. PLATTERS 512 BYTES / P.SEC
Headcount VX                            WRITE ONCE OPT. PLATTERS 512 BYTES/P.SEC
IES                                     RAID 5300 UPGRADE FROM RAID 5100
IRS-CM SS/FRAS                          CISCO 2516 ETHERNET (14 HUB PORTS)
IRS-CM SS/FRAS                          CISCO 2516 16MB, FLASH
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 4500-M MODULAR ROUTER-AC
LONDON OFF THE RUNS (OTR)(B-6D000)      6 ETHERNET PORTS 10BASE-T NP MODULE
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 16MB UPGRADE, REPLACES 4MB SHARED MEMORY
MUNIS-BID WANTED-NY                     CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
MUNIS-SUPPORT-NY                        CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
SYSTEMS DATA LINES(B-BA100)             2000R EXTENDED SUPERFRAME (ESF) CSU
SYSTEMS DATA LINES(B-BA100)             DUAL POWER SUPPLY SHELF W/ 9-1000-48V-1 SUPPLY
SYSTEMS DATA LINES(B-BA100)             MODEL 1051 UNIVERSAL CHASSIS W/ DB25 FEMALE DTE CONNECTORS
SYSTEMS DATA LINES(B-BA100)             RACK MOUNT 8100A WITHOUT MODEM, WITH ETHERNET
SYSTEMS DATA LINES(B-BA100)             TXPORT 2000 ESF RACKMOUNT CSU
SYSTEMS DATA LINES(B-BA100)             16 PORT, 6K-ADDRESS, SNMP, FULL
SYSTEMS DATA LINES(B-BA100)             4 PORT 10BASE-T MODULE
SYSTEMS DATA LINES(B-BA100)             CATALYST 3000 STACK PORT MODULE
SYSTEMS DATA LINES(B-BA100)             CHANNELIZED T1/ISDN PRI NP MODULE
SYSTEMS DATA LINES(B-BA100)             CISCO 2500 SERIES IOS FEATURE SET
SYSTEMS DATA LINES(B-BA100)             CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
SYSTEMS DATA LINES(B-BA100)             CISCO 4000 SERIES IOS IP FEATURE SET
SYSTEMS DATA LINES(B-BA100)             V.35 CABLE, DTE, MALE, 10 FEET
SYSTEMS DATA LINES(B-BA100)             SUN S-BUS FAST SCSI/E-NET CARD
SYSTEMS DATA LINES(B-BA100)             SUN SPARC 5/110,32MB,2GB HD, NO MON.
SYSTEMS DATA LINES(B-BA100)             SUN TGX FRAME BUFFER BOARD
SYSTEMS DATA LINES(B-BA100)             CISCO 16MB UPGRADE, REPLACES 4MB SHARED MEMORY
SYSTEMS DATA LINES(B-BA100)             CISCO 2516 ETHERNET (14 HUB PORTS)
SYSTEMS DATA LINES(B-BA100)             FRAME BUFFER FOR SUN ULTRA
SYSTEMS DATA LINES(B-BA100)             SUN S-BUS FAST SCSI/E-NET CARD
SYSTEMS DATA LINES(B-BA100)             SUN SPARC 5/110,32MB,2GB HD, NO MON.
SYSTEMS DATA LINES(B-BA100)             CISCO 2516 ETHERNET (14 HUB PORTS)
SYSTEMS DATA LINES(B-BA100)             CISCO 2516 ETHERNET (14 HUB PORTS)
SYSTEMS DATA LINES(B-BA100)             CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
SYSTEMS DATA LINES(B-BA100)             16MB UPGRADE, REPLACES 4/8 MB MAIN MEMORY (TOTAL 16MB)
SYSTEMS DATA LINES(B-BA100)             16MB UPGRADE, REPLACES 4B SHARED MEMORY (TOTAL 16MB)
SYSTEMS DATA LINES(B-BA100)             6 ETHERNET PORTS 10BASE-T NP MODULE
SYSTEMS DATA LINES(B-BA100)             ADDITIONAL 4 MB OF FLASH EPROM (TOTAL 8 MB)
SYSTEMS DATA LINES(B-BA100)             CHANNELIZED T1/ISDN PRI NP MODULE
SYSTEMS DATA LINES(B-BA100)             CISCO 4500-M MODULAR ROUTER-AC
SYSTEMS DATA LINES(B-BA100)             CISCO 4500/4700 IOS IP FEATURE SET
SYSTEMS DATA LINES(B-BA100)             8 LEAD OCTAL CABLE AND 8 FEMALE DB-25 TERMINAL
SYSTEMS DATA LINES(B-BA100)             CISCO 2500 SERIES IOS IP ONLY FEATURE SET
SYSTEMS DATA LINES(B-BA100)             CISCO ACCESS SERVER 2511 ETHERNET/DUAL SERIAL/16
SYSTEMS DATA LINES(B-BA100)             16MB UPGRADE, REPLACES 4/8 MB MAIN MEMORY (TOTAL 16MB)
SYSTEMS DATA LINES(B-BA100)             16MB UPGRADE, REPLACES 4B SHARED MEMORY (TOTAL 16MB)
SYSTEMS DATA LINES(B-BA100)             6 ETHERNET PORTS 10BASE-T NP MODULE
SYSTEMS DATA LINES(B-BA100)             CHANNELIZED T1/ISDN PRI NP MODULE
SYSTEMS DATA LINES(B-BA100)             CISCO 4500-M MODULAR ROUTER-AC
SYSTEMS DATA LINES(B-BA100)             CISCO 4500/4700 IOS IP FEATURE SET
SYSTEMS DATA LINES(B-BA100)             MICROSOLUTIONS MODEL #166550 PARALLEL PORT CDROM BACK PACK
SYSTEMS DATA LINES(B-BA100)             ADVANCED MODULAR P100, 16MB, 810 HD, OS/2 WARP LOADED, KYBRD, MOUSE
SYSTEMS DATA LINES(B-BA100)             ADTRAN DSU III AR MODEM
SYSTEMS DATA LINES(B-BA100)             3COM LINKBUILDER II FMS HUB WITH 24 PORTS
SYSTEMS DATA LINES(B-BA100)             3COM SNMP MANAGEMENT MODULE
SYSTEMS DATA LINES(B-BA100)             MOTOROLA NT1
SYSTEMS DATA LINES(B-BA100)             ADTRAN DSU III AR MODEM
SYSTEMS DATA LINES(B-BA100)             ADTRAN DSU III AR MODEM
SYSTEMS DATA LINES(B-BA100)             IBM PC750 P166, 16MB EDO, 1.2GB HD
SYSTEMS DATA LINES(B-BA100)             IBM PC750 P166 1.2GB/16 EDO MEMORY
SYSTEMS DATA LINES(B-BA100)             IBM PCI ETHERNET NIC 30/PK
SYSTEMS DATA LINES(B-BA100)             IBM PC750 P166, 16MB EDO, 1.2GB HD
SYSTEMS DATA LINES(B-BA100)             10" ELECTROHOME MONITOR
SYSTEMS DATA LINES(B-BA100)             12" ELECTROHOME MONITOR
SYSTEMS DATA LINES(B-BA100)             12" ELECTROHOME MONITOR
SYSTEMS DATA LINES(B-BA100)             TX PORT RACK MOUNTED CSU CARDS
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Systems-NY                              SUN SPARC 5 WORKSTATION 17" ENTRY COLOR MONITOR 32MEG RAM, 2.1 GIG HD
Systems-NY                              32MB MEMORY KIT FOR SPARC 5
Systems-NY                              SUN S-BUS FAST SCSI/E-NET CARD
Systems-NY                              4PR 24AWG SOLID PLEN BLUE CAT5 (28,000')
Systems-NY                              4PR 24AWG SOLID PLEN YELLOW  CAT5 (14,000')
Systems-NY                              WIRE MANAGER (VERTICAL) MOD TAP
Systems-NY                              3COM LINKBUILDER II FMS HUB WITH 24 PORTS
Systems-NY                              ADTRAN DSU III AR MODEM
Systems-NY                              ADTRAN DSU III AR MODEM
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              IBM PC750 P166 1.2GB/16 EDO MEMORY
Systems-NY                              IBM PC750, P166, 32MB, EIDE 1.6GB, 6X CDROM, MTRX CARD
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              IBM PC750, P166, 32MB, EIDE 1.6GB, 6X CDROM, MTRX CARD
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              SUN 10/100 SBUS CARD
Systems-NY                              IBM 14" MONITOR
Systems-NY                              IBM NIC CARD (30 PACK)
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              COMPAQ 64 MB MEMORY UPGRADE KIT
Systems-NY                              COMPAQ FAST & WIDE SCSI 2 HARDDRIVE
Systems-NY                              12" ELECTROHOME MONITOR
Systems-NY                              10" ELECTROHOME MONITOR
Systems-NY                              XIRCOM POCKET ETHERNET ADAPTER III (PE3)
Systems-NY                              MOTOROLA GP350 16 CHANNEL UHF RADIO
Systems-NY                              MOTOROLA GP350 16 CHANNEL UHF RADIO
Systems-NY                              32MB 168-PIN PARITY DIMM GOLD 5V 60NS
Systems-NY                              IBM 2.16GB HARD DRIVE
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              IBM 14" MONITOR
Systems-NY                              NOKIA 21" MONITOR
Systems-NY                              IBM PC750, P166, 16MB, EIDE 1.2GB
Systems-NY                              IBM PC750, P166, 32MB, EIDE 1.6GB, 6X CDROM, MTRX CARD
SYSTEMS DATA LINES(B-BA100)             SEAGATE BARACUDA 9GB DRIVE
Systems-NY                              ADVANCED MODULAR P100, 16MB, 810 HD, OS/2 WARP LOADED, KYBRD, MOUSE
Systems-NY                              MOTOROLA NT1
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              IBM NIC CARD (30 PACK)
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              SEAGATE MEDALIST PRO EIDE HARD DRIVE 2.5GB
Systems-NY                              PRO-VIDEO 9" B&W MONITOR
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              SEAGATE BARACUDA 9GB DRIVE
Systems-NY                              SONY 24GB EXT DDS-3 DAT DRIVE
Headcount NY                            IBM PCI ETHERNET NIC 30/PK
SYSTEMS DATA LINES(B-BA100)             IBM PC750, P166, 16MB, EIDE 1.2GB
Systems-NY                              KONFIG NETWORK MANAGER
Systems-NY                              SYST CONFIG - LOAD 0S/2 PARTITION,BOOT,NIC
Systems-NY                              IBM NIC CARD (30 PACK)
Systems-NY                              PRO-VIDEO 9" B&W MONITOR
Systems-NY                              IBM 2.16GB HARD DRIVE
Systems-NY                              NOKIA 17" MONITOR
Headcount all                           CISCO 2500 SERIES IOS IP ONLY FEATURE SET
Headcount all                           OPTIONAL 8MB DRAM MEMORY
Headcount NY                            IBM PCI ETHERNET NIC 30/PK
Systems-NY                              IBM 9516 FLAT PANEL MONITOR
Systems-NY                              32MB MEMORY KIT FOR SPARC 5
Systems-NY                              SUN 128MB RAM KIT
Systems-NY                              SUN 64MB SIMM EXPANSION (2X32)
Systems-NY                              SUN QUAD NIC-100BT EHERNET CARD
Systems-NY                              SUN ULTRA 1 170MHZ
Systems-NY                              SUN ULTRA VIDEO
Systems-NY                              CISCO ACCESS SERVER 2509 ETHERNET/DUAL SERIAL/8 ASYNC
Systems-NY                              MOTOROLA UTA 220
Systems-NY                              WYSE WIN TERM 2300T WT BOOT
Systems-NY                              DIGITAL VT525 VIDEO TERMINAL
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              WD 2.5 GB INT EIDE HD
Systems-NY                              MOTOROLA GP350 16 CHANNEL UHF RADIO
Systems-NY                              MOTOROLA GP350 16 CHANNEL UHF RADIO
Systems-NY                              TOSHIBA TECRA 530 CDT LAPTOP
Systems-NY                              KME 10" BEIGE 915-40 khz) COLOR STACKABLE MONITOR
LONDON OFF THE RUNS (OTR)(B-6D000)      MOTOROLA NT1
Office Services-NY                      IBM PCI ETHERNET NIC 30/PK
SYSTEMS - TO BE ALLOCATED(B-BA500)      ADVANCED MODULAR P100, 16MB, 810 HD, OS/2 WARP LOADED, KYBRD, MOUSE
SYSTEMS DATA LINES(B-BA100)             SEAGATE BARACUDA 9GB DRIVE
SYSTEMS DATA LINES(B-BA100)             IBM PC750, P166, 16MB, EIDE 1.2GB
Systems-Mercury Teledata-NY             HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM, NIC
Systems-NY                              PC Equipment
Systems-NY                              SUN ULTRA 1 170MHZ
Systems-NY                              ADVANCED MODULAR P100, 16MB, 810 HD, OS/2 WARP LOADED, KYBRD, MOUSE
Systems-NY                              ADTRAN 1200 RACK MOUNT TSU
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              SEAGATE MEDALIST PRO EIDE HARD DRIVE 2.5GB
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              SEAGATE BARACUDA 9GB DRIVE
Systems-NY                              SONY 24GB EXT DDS-3 DAT DRIVE
CANTOR DIGITAL SPEED(B-AV007)           C SET ++ FOR AIX V3.1.4
ITD-Sales General                       MS Office Pro full package
SYSTEMS DATA LINES(B-BA100)             12" Electrohome Monitors
Systems-NY                              Visibroker Naming % Events Service
Systems-NY                              IBM 14" Monitor
Systems-NY                              Iiyama 17" Monitor
Systems-NY                              JBuilder Client Server Rational Rose Java
Systems-NY                              Microsoft Visual Ed
Systems-NY                              Neostation Monitor
Systems-NY                              4 MB VIDEO CARD
Systems-NY                              Internetwork Design Course
Systems-NY                              Motorola UHF Hand Radio
Systems-NY                              Rasterops 20" color MOnitor
Systems-NY                              Windows NT Seminar
ITD-Chicago                             SunSparc 64MB RAM
MMI-NY                                  Compaq Smart Controller
SYSTEMS - TO BE ALLOCATED(B-BA500)      OTHER ASSETS UNDER $500
Systems-NY                              OTHER ASSETS UNDER $500
Systems-NY                              IBM PC365 w/ 1.6GB Hard Drive
Systems-NY                              Cisco desktop Switching module
Systems-NY                              3com Superstack Linkbuilder
Tax-NY                                  Computer Software package
Systems-NY                              HP Vectra PC
Systems-NY                              Hard Drive SPARC 5 4GB
SYSTEMS - TO BE ALLOCATED(B-BA500)      KME 14" BEIGE COLOR STACKABLE MONITOR
Systems-NY                              SSL Developers Kit 4.0.2 (Solaris)
Canadians Coupons-Toronto               MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Odd Lots                            CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Swaps                               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Swaps                               CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Swaps                               MOTOROLA NT1
MBSB-GNMA                               CISCO 2516 ETHERNET (14 HUB PORTS)
MBSB-GNMA                               MOTOROLA NT1
SYSTEMS - TO BE ALLOCATED(B-BA500)      IBM PC750 P100,16MB,1GB,SELECTA
Systems-NY                              10" ELECTROHOME MONITOR
Systems-NY                              12" ELECTROHOME MONITOR
Systems-NY                              ADTRAN DSU III AR MODEM
Systems-NY                              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Systems-NY                              CISCO 2516 ETHERNET (14 HUB PORTS)
Systems-NY                              HP LASERJET 4 PLUS PRINTER
Systems-NY                              HP LASERJET 4 PRINTER
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              IBM 14" MONITOR MODEL G42
Systems-NY                              IBM PC365 P200, 32 MB, 1.6GB HD
Systems-NY                              IBM PC365 P200, 32MB, 1.6GB HD
Systems-NY                              IBM PC730 P90 16MB, 540HD, WIN
Systems-NY                              IBM PC750 P100,16MB,1GB,SELECTA
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              IBM PC750 P90 16MB, 540HD, WIN
Systems-NY                              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Systems-NY                              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              NOKIA 21" MONITOR
Systems-NY                              OKIDATA ML184 TURBO PRINTER W/SERIAL INTERFACE
Systems-NY                              SONY 17" MONITOR
Systems-NY                              USR SPORTSTER 33.6
Systems-NY                              WD 2.5 GB INT EIDE HD
                                        CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Canadians Coupons-Toronto               MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
CONNECTICUT SALES GENERAL               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Emerging Markets Brady Bonds            MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              CISCO 2516 ETHERNET (14 HUB PORTS)
GSB - SHARED COST(B-6C000)              MOTOROLA NT1
GSB - SHARED COST(B-6C000)              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB-CF Kross                            MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB-CF Kross                            SUN ULTRA 270 MHZ 4G
GSB-CURVE(B-63CUR)                      CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Odd Lots                            MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB-Swaps                               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Swaps                               MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Headcount all                           CREDIT FROM CISCO, INC
IRS-CM Mediums                          MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
IRS-CM SS/FRAS                          MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
LDC Options                             CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Munis NY PR                             SUN ULTRA 256MB 2.1GB
MUNIS-BID WANTED-NY                     CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Systems-NY                              12" ELECTROHOME MONITOR
Systems-NY                              ADVANCED MODULAR P100, 16MB, 810 HD, OS/2 WARP LOADED, KYBRD, MOUSE
Systems-NY                              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Systems-NY                              CISCO 2516 ETHERNET (14 HUB PORTS)
Systems-NY                              COMPAQ PROLIANT 2500 6/200 64MB, 512K CACHE
Systems-NY                              HP VECTRA VL7 PII 266 MHZ, 64MB, 4.3GB HD, 24X CD ROM, MATROX II, NT 4.0
Systems-NY                              IBM 14" MONITOR
Systems-NY                              IBM PC365 P200, 32 MB, 1.6GB HD
Systems-NY                              IBM PC750 P100,16MB,1GB,SELECTA
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              IBM PC750 P166, 16MB PARITY, 1.2GB HD, SELECTA
Systems-NY                              IBM PC750 P90 16MB, 540HD, WIN
Systems-NY                              IBM VP486 16MB, 365MB HD, NIC
Systems-NY                              MOTOROLA NT1
Systems-NY                              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Systems-NY                              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Systems-NY                              NOKIA 15" MONITOR
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              OKIDATA ML 321 PRINTER IBM PARALLEL
Systems-NY                              SONY 17" MONITOR
                                        CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
                                        CISCO 2516 ETHERNET (14 HUB PORTS)
Central Development                     IBM PC750 P100,16MB,1GB,SELECTA
CONNECTICUT SALES GENERAL               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
CONNECTICUT SALES GENERAL               CISCO CATALYST 5000 CHASSIS
EM SUPPORT(B-EM350)                     MS/16W/16MB, 340 IBM HD, 3.5 FD
Emerging Markets Brady Bonds            MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Equities Development                    JBUILDER V2.0 CLT/SVR WINNT 95
FX Options-Exotic - NY                  MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              CISCO 2516 ETHERNET (14 HUB PORTS)
GSB - SHARED COST(B-6C000)              MOTOROLA NT1
GSB - SHARED COST(B-6C000)              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              SCM BOX W/2 VIDEO CABLES
GSB-CF Kross                            CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-CF Kross                            MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB-CF Kross                            MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB-CF Kross                            MS/16W/16MB, 340 IBM HD, 3.5 FD
GSB-CF Kross                            SCM BOX W/2 VIDEO CABLES
GSB-CF Kross                            CATALYST 5000 CHASSIS
GSB-Swaps                               CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Swaps                               MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB-Swaps                               MS/16W/16MB, 340 IBM HD, 3.5 FD
Infrastructure                          MSC-2  MSC SOFTWARE/MODEL 2
Infrastructure                          IBM PC750, PENT-166, 32MB EDO MEM, 1.6GB HD, 6X CD ROM, NO SOFTWARE
Infrastructure                          MOTOROLA NT1
Infrastructure                          SONY 20" MULTISCAN .TRINITRON .MONITOR
Infrastructure                          DBA CONSOLE VIEWER ANALYZER
Infrastructure                          FRAME RELAY MODULE
Infrastructure                          NETWORK TRUNK MODULE
Infrastructure
Project-Emerging Markets                CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
SYSTEMS - TO BE ALLOCATED(B-BA500)      HP LASERJET III PRINTER
SYSTEMS - TO BE ALLOCATED(B-BA500)      NOKIA 17" MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      OKIDATA ML184 TURBO PRINTER W/SERIAL INTERFACE
SYSTEMS - TO BE ALLOCATED(B-BA500)      SONY 17" MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      SONY 20" MULTISCAN .TRINITRON .MONITOR
Systems-NY                              10" COLOR MONITOR (METAL)
Systems-NY                              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Systems-NY                              CISCO CATALYST 5000 CHASSIS
Systems-NY                              HP LASERJET 4 PLUS PRINTER
Systems-NY                              IBM PC750 P100,16MB,1GB,SELECTA
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              IBM PC750 P166, 16MB PARITY, 1.2GB HD, SELECTA
Systems-NY                              IBM VP486/66 16MB, 365MB HD, NIC
Systems-NY                              MOTOROLA NT1
Systems-NY                              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              SONY 17" MONITOR
Tokyo-Back Office                       MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Tokyo-Back Office                       MS/16W/16MB, 340 IBM HD, 3.5 FD
                                        CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
                                        CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
                                        CISCO 2516 ETHERNET (14 HUB PORTS)
                                        MOTOROLA NT1
103 PROJECT(B-AZ600)                    XYPLEX 20PORT ACCESS SERVER
Architecture                            Server Equipment
CDS                                     IBM PC750 P166, 16MB EDO, 1.2GB HD
CDS                                     USR 28.8 EXT. MODEM
CDS                                     CHANNELIZED MODLE
CDS                                     MODULAR ROUTER, IOS IP PLUS UPGRADES
Central Development                     DEC VT420 TERMINAL
Central Development                     HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Central Development                     IBM 15" P50 MONITOR
Central Development                     IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Central Development                     IBM PC750, P166, 32MB, EIDE 1.6GB, 6X CDROM, MTRX CARD
Central Development                     NOKIA 15" MONITOR
Central Development                     NOKIA 17" MONITOR
Central Development                     SYBASE SOFTBASE
Communications-NY                       IBM PC750 P90 16MB, 540HD, WIN
EM South african Gilts                  CATALYST 3000 16 PORT, 6K-ADDRESS, SNMP, FULL
Emerging Markets Brady Bonds            MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
FCM DESK                                Commun cards w/ breakout cable
Fixed Income Development                HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM, NIC
Fixed Income Development                HP VECTRA VL7 PII 266MHZ 64MB, 6.4GB HD, 24X CD ROM, MATROX II, NT 4.0  MINITOWER
Fixed Income Development                IBM 14" MONITOR
Fixed Income Development                IBM PC750 P133 16MB, 1GB HD
Fixed Income Development                IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Fixed Income Development                IBM PC750, P166, 16MB, 1.2GB EIDE HD
Fixed Income Development                SONY 20" MULTISCAN .TRINITRON .MONITOR
Fixed Income Development                USR 14.4 EXT. MODEM
Futures-CME Chicago                     CISCO 2516 ETHERNET (14 HUB PORTS)
Futures-CME Chicago                     MOTOROLA NT1
Futures-CME Chicago                     MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Futures-CME Chicago                     XYPLEX 20PORT ACCESS SERVER
FX Options-NY                           MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              3COM LINKBUILDER II FMS HUB WITH 24 PORTS
GSB - SHARED COST(B-6C000)              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB Chicago                             CISCO 2514 DUAL ETHERNET/DUAL SERIAL ROUTER
GSB Chicago                             CISCO CATALYST 5002 CHASSIS WITH DUAL POWER SUPPLY
GSB-CF Kross                            CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-CURVE(B-63CUR)                      CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Intermediate                        MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB-Odd Lots                            MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB-Proprietary Desk                    CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Swaps                               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Swaps                               MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Infrastructure                          10" KME MONITOR
Infrastructure                          12" ELECTROHOME MONITOR
Infrastructure                          3COM LINKBUILDER II FMS HUB WITH 24 PORTS
Infrastructure                          ADVANCED MODULAR P100, 16MB, 810 HD, OS/2 WARP LOADED, KYBRD, MOUSE
Infrastructure                          CATALYST 3000 16 PORT, 6K-ADDRESS, SNMP, FULL
Infrastructure                          CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Infrastructure                          CISCO CATALYST 5002 CHASSIS WITH DUAL POWER SUPPLY
Infrastructure                          COMPAQ PROLIANT 3000 6/333 512K 64MB SERVER
Infrastructure                          DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
Infrastructure                          HP DESIGNJET 350C PLOTTER 36"
Infrastructure                          HP LASER JET 5SI MX
Infrastructure                          HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Infrastructure                          IBM 14" MONITOR
Infrastructure                          IBM 14" MONITOR MODEL G42
Infrastructure                          IBM PC365 P200, 32MB, 1.6GB HD
Infrastructure                          IBM PC750 90 16MG, 540 HD, D/W/OSW
Infrastructure                          IBM PC750 P100,16MB,1GB,SELECTA
Infrastructure                          IBM PC750 P166 1.2GB/16 EDO MEMORY
Infrastructure                          IBM PC750 P166, 16MB EDO, 1.2GB HD
Infrastructure                          IBM PC750 P90 16MB, 540HD, WIN
Infrastructure                          IBM PC750, P166, 16MB, 1.2GB EIDE HD
Infrastructure                          IIYAMA 21" MONITOR (A102GT)
Infrastructure                          MICROSOLUTIONS MODEL #166550 PARALLEL PORT CDROM BACK PACK
Infrastructure                          NOKIA 17" MONITOR
Infrastructure                          SONY 17" MONITOR
Infrastructure                          SONY 20" MULTISCAN .TRINITRON .MONITOR
Infrastructure                          SUN SPARC 5/110,32MB,2GB HD,NO MON.
Infrastructure                          SUN SPARC 5/FX170 16MG, 535HD, 17" MON, FRAME BUFFER
Infrastructure                          SUN ULTRA 1 170MHZ
Infrastructure                          US ROBOTICS EXT. 56K MODEM
Infrastructure                          ZYXEL MODEM (U1496S+UNIV,W/ZFAX MODEM)
Infrastructure                          BUS HOSTESS 4-POR
Infrastructure                          Field service call
Infrastructure                          REWRITABLE SCSI CD ROM
Infrastructure                          24G EXT DAT SCSI- 4MM TAPE CART
Infrastructure                          ADAPTIVE SRV ENT 11.5+ UPGRADE
IRS-CM SS/FRAS                          MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
ITD Sales-LA                            COMPAQ PROLIANT 3000 6/333 512K 64MB SERVER
MUNIS-BID WANTED-NY                     CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Power                                   CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
SYSTEMS - TO BE ALLOCATED(B-BA500)      12" ELECTROHOME MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
SYSTEMS - TO BE ALLOCATED(B-BA500)      HP LASER JET 5SI MX
SYSTEMS - TO BE ALLOCATED(B-BA500)      HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
SYSTEMS - TO BE ALLOCATED(B-BA500)      IBM 14" MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      IBM PC750 P100,16MB,1GB,SELECTA
SYSTEMS - TO BE ALLOCATED(B-BA500)      IBM VP486 16MB, 365MB HD, NIC
SYSTEMS - TO BE ALLOCATED(B-BA500)      OSICOM 486 PC
SYSTEMS - TO BE ALLOCATED(B-BA500)      SONY 17" MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      P6350 100MHZ 4MB 512 CACHE
SYSTEMS - TO BE ALLOCATED(B-BA500)      P6350 100MHZ 4 MB 512 CACHE
SYSTEMS - TO BE ALLOCATED(B-BA500)      P6359 100MHZ 4MB 512 CACHE
SYSTEMS - TO BE ALLOCATED(B-BA500)      MODULAR AX AND ADMIN GUIDE
SYSTEMS - TO BE ALLOCATED(B-BA500)      8 MB DRAM SIMM
Systems Administration                  HP LJIII PRINTER
Systems Administration                  HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems Administration                  NOKIA 17" MONITOR
Systems-Mercury Teledata-NY             HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM, NIC
Systems-Mercury Teledata-NY             SUN SPARC 5/FX170 16MG, 535HD, 17" MON, FRAME BUFFER
Systems-NY                               DIGITAL VT 520 TERMINAL
Systems-NY                              10" ELECTROHOME MONITOR
Systems-NY                              10" KME MONITOR
Systems-NY                              12" ELECTROHOME MONITOR
Systems-NY                              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Systems-NY                              CISCO 2514 DUAL ETHERNET/DUAL SERIAL ROUTER
Systems-NY                              DEC VT420 TERMINAL
Systems-NY                              HP LASERJET 4 PLUS PRINTER
Systems-NY                              HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Systems-NY                              HP VECTRA VL6 P2/266 32MB,4GB HD,24XCD,MATROX,NT4.0
Systems-NY                              HP VECTRA VL7 PII 266MHZ 64MB, 6.4GB HD, 24X CD ROM, MATROX II, NT 4.0  MINITOWER
Systems-NY                              IBM 14" MONITOR
Systems-NY                              IBM 14" MONITOR MODEL G42
Systems-NY                              IBM 15" P50 MONITOR
Systems-NY                              IBM PC365 P200, 32MB, 1.6GB HD
Systems-NY                              IBM PC750 90 16MG, 540 HD, D/W/OSW
Systems-NY                              IBM PC750 P100, 16MB PARITY, 1.2GB HD, SELECTA
Systems-NY                              IBM PC750 P100,16MB,1GB,SELECTA
Systems-NY                              IBM PC750 P133 16MB, 1GB HD
Systems-NY                              IBM PC750 P166 1.2GB/16 EDO MEMORY
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              IBM PC750 P90 16MB, 540HD, WIN
Systems-NY                              IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Systems-NY                              IBM PC750, P166, 16MB, EIDE 1.2GB
Systems-NY                              IBM VP486 16MB, 365MB HD, NIC
Systems-NY                              MICROSOLUTIONS MODEL #166550 PARALLEL PORT CDROM BACK PACK
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              OSICOM 486 PC
Systems-NY                              SONY 17" MONITOR
Systems-NY                              SONY 20" MULTISCAN .TRINITRON .MONITOR
Systems-NY                              SUN SPARC 5/110,32MB,2GB HD,NO MON.
Systems-NY                              SUN SPARC 5/FX170 16MG, 535HD, 17" MON, FRAME BUFFER
Systems-NY                              SUN ULTRA 1 170MHZ
Systems-NY                              US ROBOTICS EXT. 56K MODEM
Systems-NY                              USR 14.4 EXT. MODEM
Systems-NY                              USR 28.8 EXT. MODEM
                                        CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
                                        CISCO 2516 ETHERNET (14 HUB PORTS)
                                        MOTOROLA NT1
Architecture                            SUN VISUAL WORKSHOP
CDS                                     SONY 17" MONITOR
Central Development                     CREATIVE LABS SOUNDBLASTER 32X CD ROM
Central Development                     NOKIA 17" MONITOR
Communications-NY                       IBM PC750, P166, 32MB, EIDE 1.6GB, 6X CDROM, MTRX CARD
EM ADR                                  SUN ULTRA 5 270MHZ PGX GRAPHICS  4.3GHD 128MG 24X CD
Fixed Income Development                IBM PC750, P166, 1.6GB EIDE HD, 6X CD ROM, 4MB MTX
Futures-CME Chicago                     CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Futures-CME Chicago                     CISCO 2516 ETHERNET (14 HUB PORTS)
Futures-CME Chicago                     MOTOROLA NT1
FX Forward Yen                          CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
FX Options-NY                           CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              CISCO 2516 ETHERNET (14 HUB PORTS)
GSB - SHARED COST(B-6C000)              MOTOROLA NT1
GSB - SHARED COST(B-6C000)              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB Chicago                             CISCO 2516 ETHERNET (14 HUB PORTS)
GSB Chicago                             MOTOROLA NT1
GSB Chicago                             SUN SPARC 5/FX170 16MG, 535HD, 17" MON, FRAME BUFFER
GSB Chicago                             CATALYST 5002 CHASSIS
GSB-Bills                               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-CF Kross                            CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Proprietary Desk                    CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Proprietary Desk                    CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Proprietary Desk                    MOTOROLA NT1
GSB-Swaps                               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Swaps                               CISCO 2516 ETHERNET (14 HUB PORTS)
Infrastructure                          ADTRAN 1200023L1 SMART 16 SHELF
Infrastructure                          ADTRAN DSU III AR MODEM
Infrastructure                          CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Infrastructure                          CISCO 2516 ETHERNET (14 HUB PORTS)
Infrastructure                          DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
Infrastructure                          HP LASER JET 5SI MX
Infrastructure                          HP LASERJET III PRINTER
Infrastructure                          KME 10" BEIGE COLOR STACKABLE MONITOR
Infrastructure                          NOKIA 17" MONITOR
Infrastructure                          SONY 17" MONITOR
Infrastructure                          SONY 20" MULTISCAN .TRINITRON .MONITOR
Infrastructure                          SUN ULTRA 5 270MHZ PGX GRAPHICS  4.3GHD 128MG 24X CD
Infrastructure                          EVOLUTION 4
Infrastructure                          DELPHI V3.0 NEW USER CLIENT /SRV(21303)
Infrastructure                          INTELLISYNK FOR PALM PILOT V1.05/PUMA TE
Infrastructure                          VISIONDISK PENT-223 MMX 4.3GB 32MB
Infrastructure                          BACKUP EXEC FOR WIN NT SNGL SVR ED V7.0
Infrastructure                          SYSTEMS ACCEPTANCE CONTRACT
IRS-CM SS/FRAS                          MOTOROLA NT1
ITD Sanfran                             COMPAQ PROLIANT 3000 6/333 512K 64MB SERVER
ITD-Chicago                             COMPAQ PROLIANT 3000 6/333 512K 64MB SERVER
LONDON OFF THE RUNS (OTR)(B-6D000)      CISCO 2516 ETHERNET (14 HUB PORTS)
LONDON OFF THE RUNS (OTR)(B-6D000)      MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
MMI-NY                                  CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Project-Emerging Markets                CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Sec Lending-NY                          CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Sec Lending-NY                          CISCO 2516 ETHERNET (14 HUB PORTS)
SYSTEMS - TO BE ALLOCATED(B-BA500)      ADTRAN 1200023L1 SMART 16 SHELF
SYSTEMS - TO BE ALLOCATED(B-BA500)      DELL DUAL NIC OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
SYSTEMS - TO BE ALLOCATED(B-BA500)      DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
SYSTEMS - TO BE ALLOCATED(B-BA500)      IBM 14" MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      IBM PC750 P90 16MB, 540HD, WIN
SYSTEMS - TO BE ALLOCATED(B-BA500)      KME 14" BEIGE COLOR STACKABLE MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      SONY 17" MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      SUN 17" MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      SUN SPARC 5/FX170 16MG, 535HD, 17" MON, FRAME BUFFER
SYSTEMS - TO BE ALLOCATED(B-BA500)      KME STACKABLE MONITOR, KME 14" STACKABLE MONTOR
Systems Data Processing-LA              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Systems-NY                               DIGITAL VT 520 TERMINAL
Systems-NY                              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Systems-NY                              IBM 14" MONITOR
Systems-NY                              IBM 14" MONITOR MODEL G42
Systems-NY                              NOKIA 21" MONITOR
Systems-NY                              SONY 17" MONITOR
Systems-NY                              SONY 20" MULTISCAN .TRINITRON .MONITOR
Systems-NY                              SUN 17" MONITOR
Tokyo-Back Office                       SUN SPARC 5/FX170 16MG, 535HD, 17" MON, FRAME BUFFER
                                        CISCO 2505 DUAL ETHERNET/DUAL SERIAL ROUTER
                                        CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
                                        CISCO 2516 ETHERNET (14 HUB PORTS)
                                        CISCO ACCESS SERVER 2509 ETHERNET/DUAL SERIAL/8 ASYNC
                                        MOTOROLA NT1
                                        SCM BOX W/2 VIDEO CABLES
103 PROJECT(B-AZ600)                    CISCO ACCESS SERVER 2511 ETHERNET/DUAL SERIAL/16
103 PROJECT(B-AZ600)                    RCI MASTER CONSOLE 8 PORT SWITCH SERVER
Accounting-NY                           CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Accounting-NY                           RCI MASTER CONSOLE 8 PORT SWITCH SERVER
Agencies                                CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
CDS                                     ADTRAN DSU III AR MODEM
CDS                                     SONY 20" MULTISCAN .TRINITRON .MONITOR
CDS                                     WD 2.5 GB INT EIDE HD
CDS                                     ABODE PHOTOSHOP V5.0 W95/NT
Central Development                     DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
Central Development                     HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Central Development                     IBM 14" MONITOR
Central Development                     NOKIA 17" MONITOR
Central Development                     SONY 17" MONITOR
Central Development                     US ROBOTICS EXT. 56K MODEM
Communications-NY                       DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
CONNECTICUT SALES GENERAL               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Corporate Bonds-Support                 CISCO 2516 ETHERNET (14 HUB PORTS)
Corporate Bonds-Support                 MOTOROLA NT1
Corporate-NY                            CISCO 2505 ROUTER, IOS IP SET, CABLE
EM ADR                                  CISCO 2516 ETHERNET (14 HUB PORTS)
EM SUPPORT(B-EM350)                     CISCO 2516 ETHERNET (14 HUB PORTS)
Emerging Markets Brady Bonds            CISCO 2505 DUAL ETHERNET/DUAL SERIAL ROUTER
Emerging Markets Brady Bonds            CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Emerging Markets-Mexican Desk           MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
Fixed Income Development                DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
Fixed Income Development                IBM PC750, P166, 16MB, 1.2GB EIDE HD
FX Options-NY                           CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              ACCTON 8 PORT HUB
GSB - SHARED COST(B-6C000)              CISCO 2505 DUAL ETHERNET/DUAL SERIAL ROUTER
GSB - SHARED COST(B-6C000)              CISCO 2505 ROUTER, IOS IP SET, CABLE
GSB - SHARED COST(B-6C000)              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB - SHARED COST(B-6C000)              CISCO 2514 DUAL ETHERNET/DUAL SERIAL ROUTER
GSB - SHARED COST(B-6C000)              CISCO 2516 ETHERNET (14 HUB PORTS)
GSB - SHARED COST(B-6C000)              CISCO 2516 ETHERNET (14 HUB PORTS) DUAL SERIAL/ISDN-BRI
GSB - SHARED COST(B-6C000)              COMPAQ PROLIANT 3000 6/333 512K 64MB SERVER
GSB - SHARED COST(B-6C000)              MOTOROLA NT1
GSB - SHARED COST(B-6C000)              MOTOROLA NT1D NETWORK TERMINATION DEVICE
GSB - SHARED COST(B-6C000)              MS/16 W/16MB, 340 IBM HD, 3.5 FD, KYBD W/UART 16550
GSB - SHARED COST(B-6C000)              SCM BOX W/2 VIDEO CABLES
GSB - SHARED COST(B-6C000)              SUN ULTRA 5 MODEL 270 WORKSTATION 128MB PGX24 4GB CD
GSB Chicago                             CISCO ACCESS SERVER 2509 ETHERNET/DUAL SERIAL/8 ASYNC
GSB-CF Kross                            3COM SUPERSTACK LINKBUILDER II FMS HUB WITH 24 PORTS WITH SNMPMANAGEMENT MODULE
GSB-CF Kross                            CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
GSB-Proprietary Desk                    CISCO 2516 ETHERNET (14 HUB PORTS)
GSB-Swaps                               CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Infrastructure                          10" ELECTROHOME MONITOR
Infrastructure                          12" ELECTROHOME MONITOR
Infrastructure                          12" REFURBISHED STACKABLE MONITOR BLACK INCLUDES 1YR WARRANTY
Infrastructure                          15" METAL CASE STACKABLE MONITOR
Infrastructure                          ADTRAN DSU III AR MODEM
Infrastructure                          ADTRAN TSU V.35 RACK MOUNT CARD
Infrastructure                          CISCO 2505 DUAL ETHERNET/DUAL SERIAL ROUTER
Infrastructure                          CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Infrastructure                          CISCO 2511 CISCO ACCESS SERVER 2511 ETHERNET DUAL SERIAL 1/16 ASYNC
Infrastructure                          COLORGRAPH EVOLUTION 2 DUAL PORT PCI VIDEO CARD
Infrastructure                          COMPAQ PROLIANT 3000 6/333 512K 64MB SERVER
Infrastructure                          DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
Infrastructure                          HP LASERJET4SI PRINTER
Infrastructure                          HP VECTRA VA PENT PRO 200, 2.5GB HD, 32MB RAM, 8X CDROM
Infrastructure                          IBM 14" MONITOR
Infrastructure                          IBM 14" MONITOR MODEL G42
Infrastructure                          IBM PC750 P166, 16MB EDO, 1.2GB HD
Infrastructure                          IBM VP486/66 16MB, 365MB HD, NIC
Infrastructure                          KME 10" BEIGE COLOR STACKABLE MONITOR
Infrastructure                          NOKIA 17" MONITOR
Infrastructure                          NOKIA 21" MONITOR
Infrastructure                          SONY 17" MONITOR
Infrastructure                          SUN ULTRA 5 MODEL 270 WORKSTATION 128MB PGX24 4GB CD
Infrastructure                          US ROBOTICS EXT. 56K MODEM
Infrastructure                          DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 6.4GB  HD, 32X CD, NT4, SERVICE
Infrastructure                          MSDN UNIVERSAL V6.0 FOR W32/ MICROSOFT CO
ITD Portfolio Trading-NY                CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
ITD Sales-LA                            COMPAQ PROLIANT 3000 6/333 512K 64MB SERVER
ITD Sanfran                             COMPAQ PROLIANT 3000 6/333 512K 64MB SERVER
ITD-Boston                              CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
ITD-Chicago                             CISCO 2516 ETHERNET (14 HUB PORTS)
ITD-Sales General                       CISCO 2514 DUAL ETHERNET/DUAL SERIAL ROUTER
LDC Options                             CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
MBSB-GNMA                               SUN ULTRA 5 MODEL 270 WORKSTATION 128MB PGX24 4GB CD
MUNIS-BID WANTED-NY                     CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
MUNIS-SUPPORT-NY                        CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Power                                   CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
Power                                   SUN ULTRA 5 MODEL 270 WORKSTATION 128MB PGX24 4GB CD
SYSTEMS - TO BE ALLOCATED(B-BA500)      12" REFURBISHED STACKABLE MONITOR BLACK INCLUDES 1YR WARRANTY
SYSTEMS - TO BE ALLOCATED(B-BA500)      15" METAL CASE STACKABLE MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      CISCO 2507 ETHERNET (16 UTP PORTS) DUAL SERIAL PORTS
SYSTEMS - TO BE ALLOCATED(B-BA500)      CISCO 2516 ETHERNET (14 HUB PORTS) DUAL SERIAL/ISDN-BRI
SYSTEMS - TO BE ALLOCATED(B-BA500)      DELL DUAL NIC OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
SYSTEMS - TO BE ALLOCATED(B-BA500)      DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 3.2GB HD,32X CD,NT4,SERVICE
SYSTEMS - TO BE ALLOCATED(B-BA500)      DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 6GB HD,32X CD,NT4,SERVICE
SYSTEMS - TO BE ALLOCATED(B-BA500)      IBM VP486 12MB, 365MB HD, NIC
SYSTEMS - TO BE ALLOCATED(B-BA500)      KME 14" BEIGE COLOR STACKABLE MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      MOTOROLA NT1D NETWORK TERMINATION DEVICE
SYSTEMS - TO BE ALLOCATED(B-BA500)      NOKIA 17" MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      SUN ULTRA 5 MODEL 270 WORKSTATION 128MB PGX24 4GB CD
SYSTEMS - TO BE ALLOCATED(B-BA500)      ULTRA 5 MODEL 270 WORKSTATION, 128 MB,PGX24, 4GB, CD
SYSTEMS - TO BE ALLOCATED(B-BA500)      DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 6.4GB  HD, 32X CD, NT4, SERVICE
SYSTEMS - TO BE ALLOCATED(B-BA500)      DELL OPTIPLEX GX1 P350 512KCACHE, 128MG, 6.4GB  HD, 32X CD, NT4, SERVICE
Systems-Mercury Teledata-NY             ACCTON 8 PORT HUB
Systems-NY                              3COM SUPERSTACK LINKBUILDER II FMS HUB WITH 24 PORTS WITH SNMPMANAGEMENT MODULE
Systems-NY                              ADTRAN DSU III AR MODEM
Systems-NY                              CISCO 2516 ETHERNET (14 HUB PORTS)
Systems-NY                              HP LASERJET4SI PRINTER
Systems-NY                              IBM G40 14" MONITOR
Systems-NY                              IBM PC750 P166, 16MB EDO, 1.2GB HD
Systems-NY                              IBM PC750 P166, 16MB PARITY, 1.2 GB HD, SELECTA
Systems-NY                              IBM PC750 P90 16MB, 540HD, WIN
Systems-NY                              IBM PC750, PENT-166, 32MB EDO MEM, 1.6GB HD, 6X CD ROM, NO SOFTWARE
Systems-NY                              IBM VP486 12MB, 365MB HD, NIC
Systems-NY                              IBM VP486 16MB, 365MB HD, NIC
Systems-NY                              IBM VP486/DX2 12MB, 1NIC
Systems-NY                              NOKIA 17" MONITOR
Systems-NY                              NOKIA 21" MONITOR
Tokyo-Back Office                       CISCO 2511 CISCO ACCESS SERVER 2511 ETHERNET DUAL SERIAL 1/16 ASYNC
Tokyo-Back Office                       CISCO ACCESS SERVER 2511 ETHERNET/DUAL SERIAL/16
Accounting-NY                           SOFTWARE AND LICENSE
Architecture                            PERFORCE SOFTWARE USER LICENSE
Architecture                            VISUAL STUDIO ENT 6.0
Architecture                            UNIX SOFTWARE AND LICENSE
Architecture                            STANDARD C++, TOOLS H++
Central Development                     RAPID SQL 5.1 SYB LICENSE
Infrastructure                          PGX 128/4GB/CD & NIC CARD
Infrastructure                          8MB DRAM SIMM
Infrastructure                          NIC CARD
Infrastructure                          PORT ADAPTER AND ETHERNET
Infrastructure                          PORT ADAPTER
Infrastructure                          PORT CHANNELIZED ADAPTER
Infrastructure                          VERSATILE INT PROC 2 MODEL
Infrastructure                          VERSATILE INT PROC 2-MODEL 40
Infrastructure                          VISIO UDGRADE ENT
Infrastructure                          SOLARIS SYS ADMIN
Infrastructure                          AUTOSYS AGENT FOR WINDOWS NT
SYSTEMS - TO BE ALLOCATED(B-BA500)      10" & 12" MONITORS
Accounting-NY                           QUOTA SEVER Z41F/ARGENT SOFTWARE
Fixed Income Development                MOLP-B WIN NT SVR ENT ED 4.0 ENG/MICROSOFT
GSB Chicago                             DESK TOP ETHERNET SWITCHING MODULE
Infrastructure                          SUN SOLARIS SERVER
Infrastructure                          CHASSIS, CATALYST MODULES AND POWER SUP AND LICENSES
Infrastructure                          IGX-UXM WITH ONE BC-UAI-3-T3
Infrastructure                          DESK TOP ETHERNET SWITCHING MODULE
Infrastructure                          IGX-UXM WITH ONE BC-UA1-4-155-MMF
Infrastructure                          CHASSIS AND PROC ENGINE
Infrastructure                          IXG 8420 RACK MOUNT, NPT-32, SCM
Infrastructure                          7206 MODULER ROUTER BASE UNIT
Infrastructure                          8 LEAD OCTAL CABLE AND 8 MALE V35 DTE CONNECTORS
Infrastructure                          ARCSERVE FOR WIN NT V6.5 ENTERPRISE
Infrastructure                          QL-MT3AA-3E OPEN VMS CONC
SYSTEMS - TO BE ALLOCATED(B-BA500)      ULTRA 5 MODEL 270 WORKSTATION, 128 MB, PGX24, 4GB, CD
SYSTEMS - TO BE ALLOCATED(B-BA500)      SOLARIS V2.6 DESK TOP
SYSTEMS - TO BE ALLOCATED(B-BA500)      2516 ETHERNET/DUAL SERIAL/ISDN-BRI ROUTER
SYSTEMS - TO BE ALLOCATED(B-BA500)      15" METAL CASE MONITOR
SYSTEMS - TO BE ALLOCATED(B-BA500)      12" COLOR MONITOR


     DEPTNAME                                      VENDOR NAME                Entity             SumOfCOST
Communications-LA                        HUGHES LAN SYSTEM                     CFCO                2,233
Systems Data Processing-LA               HUGHES LAN SYSTEM                     CFCO                7,454
Systems Data Processing-LA               INFOSYSTEMS                           CFCO                7,156
Communications-LA                        INFOSYSTEMS                           CFCO                6,234
Systems Data Processing-LA               INFOSYSTEMS                           CFCO               28,625
Systems Data Processing-LA               NEURON DATA, INC                      CFCO                9,245
Systems Data Processing-LA               INFOSYSTEMS                           CFCO                9,058
Communications-LA                        INFOSYSTEMS                           CFCO               11,095
Systems Data Processing-LA               INFOSYSTEMS                           CFCO               20,599
Systems Data Processing-LA               TREDENT DATA                          CFCO                4,388
Systems Data Processing-LA               INFOSYSTEMS                           CFCO                5,636
Systems Data Processing-LA               INFOSYSTEMS                           CFCO                4,530
Systems Data Processing-LA               INFOSYSTEMS                           CFCO                2,917
Systems Data Processing-LA               HUGHES LAN SYSTEM                     CFCO                1,066
Systems Data Processing-LA               DATAFLEX                              CFCO                3,126
Systems Data Processing-LA               DATAFLEX                              CFCO               13,841
ITD - Data Processing                    CISCO                                 CFCO                9,880
Systems Data Processing-LA               DATAFLEX CORP                         CFCO                2,281
Systems Data Processing-LA               ERGONOMIC 145453                      CFCO                9,933
Emerging Markets Brady Bonds             ADVMOD                                CFCO                4,327
Emerging Markets Euro Bonds              ADVMOD                                CFCO                4,290
ITD Clearing-LA                          DATAFLEX CORPORATION                  CFCO                2,016
ITD-Dallas                               DATAFLEX CORPORATION                  CFCO                2,455
ITD-Sales General                        VANSTAR                               CFCO               10,563
LDC Options                              ADVMOD                                CFCO                2,163
Systems Data Processing-LA               ERGONOMIC                             CFCO                1,774
Emerging Markets Brady Bonds             CISCO                                 CFCO                1,724
Emerging Markets Brady Bonds             ADVMOD                                CFCO               13,640
Emerging Markets Brady Bonds             ADVMOD                                CFCO                3,897
Emerging Markets Brady Bonds             ADVMOD                                CFCO                1,949
Emerging Markets Euro Bonds              ADVMOD                                CFCO                3,897
LDC Options                              ADVMOD                                CFCO                1,949
Emerging Markets Brady Bonds             CISCO                                 CFCO                1,724
Emerging Markets Brady Bonds             ADVMOD                                CFCO                2,145
Emerging Markets Brady Bonds             ADVMOD                                CFCO                1,949
Emerging Markets Brady Bonds             ADVMOD                                CFCO                1,949
Emerging Markets Brady Bonds             ADVMOD                                CFCO                1,949
ITD-Sales General                        ENTEX                                 CFCO                2,932
LDC Options                              ADVMOD                                CFCO                1,949
LDC Options                              MARCO ELECTRONICS LTD.                CFCO                1,807
OTC-CONVERTIBLE -2B INV(B-21B00)         VANSTAR                               CFCO                3,992
Systems Data Processing-LA               VANSTAR                               CFCO                  687
Emerging Markets Brady Bonds             CISCO                                 CFCO                2,762
Emerging Markets Brady Bonds             CISCO                                 CFCO                1,909
Emerging Markets Brady Bonds             CISCO                                 CFCO                  862
Emerging Markets Brady Bonds             CISCO                                 CFCO                  716
Emerging Markets Brady Bonds             CISCO                                 CFCO                2,385
Emerging Markets Brady Bonds             CISCO                                 CFCO                  716
Emerging Markets Brady Bonds             CISCO                                 CFCO                2,386
Emerging Markets Brady Bonds             CISCO                                 CFCO                1,193
Emerging Markets Brady Bonds             CISCO                                 CFCO                2,203
Emerging Markets Euro Bonds              CISCO                                 CFCO                1,061
Emerging Markets Euro Bonds              CISCO                                 CFCO                1,325
Emerging Markets Euro Bonds              CISCO                                 CFCO                1,325
Emerging Markets Euro Bonds              CISCO                                 CFCO                  663
Emerging Markets Euro Bonds              CISCO                                 CFCO                1,224
ITD Clearing-LA                          CISCO                                 CFCO                  884
ITD Clearing-LA                          CISCO                                 CFCO                1,902
ITD-Sales General                        ERGONOMIC                             CFCO                  858
ITD-Sales General                        EN POINTE                             CFCO               17,867
ITD-Sales General                        EN POINTE                             CFCO                2,286
ITD-Sales General                        EN POINTE                             CFCO                5,256
LDC Options                              CISCO                                 CFCO                  530
LDC Options                              CISCO                                 CFCO                  663
LDC Options                              CISCO                                 CFCO                  663
LDC Options                              CISCO                                 CFCO                  612
LDC Options                              ERGONOMIC                             CFCO                  668
Sec Lending-NY                           CISCO                                 CFCO                  636
Sec Lending-NY                           CISCO                                 CFCO                  795
Sec Lending-NY                           CISCO                                 CFCO                  795
Sec Lending-NY                           CISCO                                 CFCO                  734
Emerging Markets Brady Bonds             CISCO                                 CFCO                3,306
Emerging Markets Brady Bonds             CISCO                                 CFCO                4,680
Emerging Markets Brady Bonds             ERGONOMIC                             CFCO                  668
Emerging Markets Brady Bonds             ERGONOMIC                             CFCO                7,469
Emerging Markets Euro Bonds              ERGONOMIC                             CFCO                7,469
ISG Sales-NY                             EN POINTE                             CFCO                5,140
ITD-Sales General                        ERGONOMIC                             CFCO                1,023
ITD-Sales General                        EN POINTE                             CFCO                5,122
ITD-Sales General                        EN POINTE                             CFCO                2,286
LDC Options                              CISCO                                 CFCO                4,680
LDC Options                              ERGONOMIC                             CFCO                  668
Communications-LA                        VANSTAR                               CFCO                  560
Emerging Markets Brady Bonds             CISCO                                 CFCO                1,274
Emerging Markets Brady Bonds             CISCO                                 CFCO                4,297
Emerging Markets Brady Bonds             SUNMICRO                              CFCO                2,639
Emerging Markets Brady Bonds             SUNMICRO                              CFCO                  510
Emerging Markets Euro Bonds              CISCO                                 CFCO                  708
Emerging Markets Euro Bonds              CISCO                                 CFCO                2,387
Emerging Markets Euro Bonds              ADVMOD                                CFCO                1,949
Emerging Markets Euro Bonds              SUNMICRO                              CFCO                1,466
ITD Portfolio Trading-NY                 CISCO                                 CFCO                1,180
ITD Portfolio Trading-NY                 CISCO                                 CFCO                2,660
ITD Portfolio Trading-NY                 CISCO                                 CFCO                3,423
ITD Portfolio Trading-NY                 EN POINTE                             CFCO                1,186
ITD Portfolio Trading-NY                 EN POINTE                             CFCO                1,081
LDC Options                              CISCO                                 CFCO                1,432
LDC Options                              SUNMICRO                              CFCO                  880
Sec Lending-NY                           CISCO                                 CFCO                1,432
Sec Lending-NY                           SUNMICRO                              CFCO                  880
Systems Data Processing-LA               VANSTAR                               CFCO                  560
Accounting LA                            CISCO                                 CFCO                  681
Communications-LA                        CISCO                                 CFCO                  697
Corporate LA Management                  CISCO                                 CFCO                1,627
Futures-Allocated                        CISCO                                 CFCO                  930
Futures-CBOT Chicago                     CISCO                                 CFCO                1,395
Futures-CME Chicago                      CISCO                                 CFCO                  814
Futures-NY Sales                         CISCO                                 CFCO                  697
ISG Sales-NY                             CISCO                                 CFCO                3,022
ITD CF Parallax                          CISCO                                 CFCO                  814
ITD Clearing-LA                          CISCO                                 CFCO                2,496
ITD Clearing-LA                          CISCO                                 CFCO                1,279
ITD Listed Sales-LA                      CISCO                                 CFCO                1,395
ITD OTC-NY                               CISCO                                 CFCO                3,255
ITD Portfolio Trading-NY                 CISCO                                 CFCO                  814
ITD Sales-LA                             CISCO                                 CFCO                2,325
ITD-Boston                               CISCO                                 CFCO                1,162
ITD-Chicago                              CISCO                                 CFCO                1,162
ITD-Dallas                               CISCO                                 CFCO                1,279
ITD-International-NY                     CISCO                                 CFCO                1,046
ITD-Sales General                        CISCO                                 CFCO                3,371
ITD-Sales General                        VANSTAR                               CFCO                6,396
LDC Options                              CISCO                                 CFCO                  541
LDC Options                              CISCO                                 CFCO                  907
NY OPERATONS IN L.A.(B-25I50)            CISCO                                 CFCO                3,176
NY OPERATONS IN L.A.(B-25I50)            CISCO                                 CFCO                1,627
Office Services-LA                       CISCO                                 CFCO                  581
Sec Lending-NY                           CISCO                                 CFCO                1,974
Sec Lending-NY                           CISCO                                 CFCO                1,588
Sec Lending-NY                           CISCO                                 CFCO                  814
Futures-Allocated                        SUNMICRO                              CFCO                  963
Futures-CBOT Chicago                     SUNMICRO                              CFCO                1,444
Futures-CME Chicago                      SUNMICRO                              CFCO                  842
Futures-NY Sales                         SUNMICRO                              CFCO                  722
ISG Sales-NY                             SUNMICRO                              CFCO                3,129
ISG Sales-NY                             SUNMICRO                              CFCO                  511
ISG Sales-NY                             SUNMICRO                              CFCO                  545
ISG Sales-NY                             SUNMICRO                              CFCO                  676
Sec Lending-NY                           SUNMICRO                              CFCO                  842
Systems Data Processing-LA               SUN EXPRESS, INC.                     CFCO                1,294
Systems Data Processing-LA               SUN MICROSYSTEMS                      CFCO                1,294
Futures-CBOT Chicago                     EN POINTE                             CFCO                4,910
Futures-CBOT Chicago                     EN POINTE                             CFCO                2,375
ITD OTC-NY                               ASC                                   CFCO               15,143
ITD Portfolio Trading-NY                 CISCO                                 CFCO                2,110
ITD Sanfran                              CISCO                                 CFCO                1,965
ITD Sanfran                              CISCO                                 CFCO                  666
ITD-Sales General                        ERGONOMIC                             CFCO                1,237
ITD-Sales General                        EN POINTE                             CFCO                5,162
ITD-Sales General                        EN POINTE                             CFCO                2,296
ITD-Sales General                        EN POINTE                             CFCO                5,122
ITD-Sales General                        EN POINTE                             CFCO                4,572
Sec Lending-NY                           EN POINTE                             CFCO                7,781
Sec Lending-NY                           EN POINTE                             CFCO                7,432
Sec Lending-NY                           EN POINTE                             CFCO                4,700
Sec Lending-NY                           BLACK BOX                             CFCO                3,563
Systems Data Processing-LA               SUN MICROSYSTEMS                      CFCO               (1,294)
ITD-Sales General                        EN POINTE                             CFCO               (3,872)
ITD-Sales General                        EN POINTE                             CFCO               (3,842)
ITD-Sales General                        EN POINTE                             CFCO               (2,286)
Futures-CBOT Chicago                     CISCO                                 CFCO                3,172
ITD OTC-NY                               ERGONOMIC                             CFCO                2,530
ITD Portfolio Trading-NY                 CISCO                                 CFCO                2,870
ITD-Sales General                        CISCO                                 CFCO                1,220
ITD-Sales General                        CISCO                                 CFCO                  982
ITD-Sales General                        CISCO                                 CFCO                1,708
ITD-Sales General                        ERGONOMIC                             CFCO                4,176
ITD-Sales General                        ERGONOMIC                             CFCO                  830
ITD-Sales General                        ERGONOMIC                             CFCO               13,453
ITD-Sales General                        ERGONOMIC                             CFCO                2,206
ITD-Sales General                        ERGONOMIC                             CFCO               33,133
ITD-Sales General                        CISCO                                 CFCO                  699
ITD-Sales General                        CISCO                                 CFCO                  821
ITD-Sales General                        CISCO                                 CFCO                4,881
ITD-Sales General                        CISCO                                 CFCO                2,242
ITD-Sales General                        CISCO                                 CFCO                  984
ITD-Sales General                        CISCO                                 CFCO                4,881
ITD-Sales General                        CISCO                                 CFCO                1,390
ITD-Sales General                        ERGONOMIC                             CFCO                2,273
ITD-Sales General                        CISCO                                 CFCO                  981
ITD-Sales General                        CISCO                                 CFCO                1,221
ITD-Sales General                        CISCO                                 CFCO                  575
ITD-Sales General                        EN POINTE                             CFCO                1,291
ITD-Sales General                        SFTHOUSE                              CFCO                1,150
ITD-Sales General                        BOXHILL                               CFCO                2,056
ITD-Sales General                        BOXHILL                               CFCO               18,250
ITD-Sales General                        BOXHILL                               CFCO               16,608
ITD-Sales General                        BOXHILL                               CFCO                3,728
Systems Data Processing-LA               SFTHOUSE                              CFCO                1,802
Systems Data Processing-LA               CORP COMP                             CFCO               10,808
Systems Data Processing-LA               CORP COMP                             CFCO               10,051
Systems Data Processing-LA               CORP COMP                             CFCO                4,342
Systems Data Processing-LA               CORP COMP                             CFCO                7,021
Systems Data Processing-LA               SFTHOUSE                              CFCO                  637
Systems Data Processing-LA               SFTHOUSE                              CFCO                4,694
Sec Lending-NY                           Software House                        CFCO               12,885
Systems Data Processing-LA               SOFTWARE HOUSE                        CFCO                2,174
ITD Sales-LA                             SOFTWARE HOUSE                        CFCO               17,657
ITD Sales-LA                             SOFTWARE HOUSE                        CFCO                1,287
ITD Sanfran                              SOFTWARE HOUSE                        CFCO               17,657
ITD Sanfran                              SOFTWARE HOUSE                        CFCO                1,287
ITD-Boston                               SOFTWARE HOUSE                        CFCO               15,221
ITD-Boston                               SOFTWARE HOUSE                        CFCO                1,287
ITD-Chicago                              SOFTWARE HOUSE                        CFCO               17,657
ITD-Chicago                              SOFTWARE HOUSE                        CFCO                1,287
ITD-Dallas                               SOFTWARE HOUSE                        CFCO               17,657
ITD-Dallas                               SOFTWARE HOUSE                        CFCO                1,287
ITD-International-NY                     REUTERS AMERICA                       CFCO                  974
Corporate LA Management                  CENTRAL COMPUTER                      CFCO                2,490
ITD Portfolio Trading-NY                 SOFTWARE HOUSE INTERNATIONAL          CFCO                1,340
ITD Sales-LA                             CENTRAL COMPUTER                      CFCO                2,490
ITD Clearing-LA                          DATAFLEX CORPORATION                  CFCO               (1,994)
ITD-Sales General                        VANSTAR                               CFCO                1,996
ITD-Sales General                        VANSTAR                               CFCO                6,091
OTC-CONVERTIBLE -2B INV(B-21B00)         VANSTAR                               CFCO                1,996
OTC-CONVERTIBLE -2B INV(B-21B00)         VANSTAR                               CFCO                6,091
Systems Data Processing-LA               VANSTAR                               CFCO                1,916
                                                                               CFCO Total        782,178
GSB - SHARED COST(B-6C000)               SUN MICROSYSTEMS (JP)                 CFS                 4,724
Systems-NY                               CISCO SYSTEMS, INC                    CFS                35,798
GSB - SHARED COST(B-6C000)               HUGHES LAN SYSTEM                     CFS                14,333
Systems-NY                               CISCO SYSTEMS, INC                    CFS                21,696
Systems-NY                               CISCO SYSTEMS, INC                    CFS                40,960
GSB - SHARED COST(B-6C000)               CISCO SYSTEMS, INC                    CFS                 4,787
Systems-NY                               CISCO SYSTEMS, INC                    CFS                 4,169
GSB - SHARED COST(B-6C000)               CPU-OPTIONS                           CFS                 3,725
GSB - SHARED COST(B-6C000)               ACS EQUIPMENT CORPORATION             CFS                 2,051
GSB - SHARED COST(B-6C000)               WORKSTATION DIRECT, LLC               CFS                 6,668
GSB - SHARED COST(B-6C000)               HUGHES LAN SYSTEM                     CFS                 6,646
GSB - SHARED COST(B-6C000)               CPU-OPTIONS                           CFS                 1,863
GSB - SHARED COST(B-6C000)               MTI                                   CFS               113,269
GSB - SHARED COST(B-6C000)               AVNET COMPUTER                        CFS                   813
GSB-Odd Lots                             MTI                                   CFS                 6,907
GSB - SHARED COST(B-6C000)               PERFORMANCE TECHNOLOGY                CFS                 3,702
GSB - SHARED COST(B-6C000)               ICON                                  CFS                 6,318
GSB - SHARED COST(B-6C000)               CISCO SYSTEMS, INC                    CFS                23,151
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                19,516
GSB-Odd Lots                             CISCO SYSTEMS, INC                    CFS                15,130
GSB - SHARED COST(B-6C000)               NATIONAL COMMUNICATIONS               CFS                 4,310
GSB - SHARED COST(B-6C000)               AVNET COMPUTER                        CFS                16,186
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                18,616
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                11,646
GSB-Odd Lots                             CISCO SYSTEMS, INC                    CFS                 3,209
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                 2,332
GSB-Odd Lots                             THE ERGONOMIC GROUP                   CFS                 1,823
GSB-Odd Lots                             SPARTAN ELECTRONICS, INC.             CFS                 5,082
GSB - SHARED COST(B-6C000)               CISCO SYSTEMS, INC                    CFS                36,790
GSB - SHARED COST(B-6C000)               CISCO SYSTEMS, INC                    CFS                 8,264
GSB - SHARED COST(B-6C000)               JENCOM INC.                           CFS                 6,425
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                46,539
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                 4,657
GSB - SHARED COST(B-6C000)               DATAFLEX CORPORATION                  CFS                 4,020
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                 9,313
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                 9,316
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                30,655
GSB - SHARED COST(B-6C000)               MTI                                   CFS                83,216
GSB - SHARED COST(B-6C000)               AVNET COMPUTER                        CFS                   830
GSB - SHARED COST(B-6C000)               NATIONAL COMMUNICATIONS               CFS                 5,042
GSB - SHARED COST(B-6C000)               NATIONAL COMMUNICATIONS               CFS                 1,234
GSB - SHARED COST(B-6C000)               PIONEER STANDARD                      CFS                 2,022
GSB - SHARED COST(B-6C000)               CISCO SYSTEMS, INC                    CFS                11,067
GSB - SHARED COST(B-6C000)               CISCO SYSTEMS, INC                    CFS                   951
GSB - SHARED COST(B-6C000)               CISCO SYSTEMS, INC                    CFS                 8,262
GSB - SHARED COST(B-6C000)               CISCO SYSTEMS, INC                    CFS                67,252
GSB - SHARED COST(B-6C000)               DATAFLEX CORPORATION                  CFS                 2,074
GSB - SHARED COST(B-6C000)               NATIONAL COMMUNICATIONS               CFS                 1,819
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                34,904
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                23,295
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                 4,671
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                27,912
GSB - SHARED COST(B-6C000)               ADVANCED MODULAR                      CFS                11,760
GSB - SHARED COST(B-6C000)               WORKSTAT                              CFS                 3,971
GSB - SHARED COST(B-6C000)               CPU                                   CFS                 8,915
GSB - SHARED COST(B-6C000)               THE ERGONOMIC GROUP                   CFS                21,649
GSB - SHARED COST(B-6C000)               SIMPACT ASSOCIATES, INC               CFS                 6,003
GSB - SHARED COST(B-6C000)               WORKSTAT                              CFS                 4,724
GSB - SHARED COST(B-6C000)               CPU                                   CFS                 3,198
GSB - SHARED COST(B-6C000)               ERGONOMIC                             CFS                 5,006
GSB - SHARED COST(B-6C000)               ERGONOMIC                             CFS                 1,584
GSB - SHARED COST(B-6C000)               NCI                                   CFS                 1,951
GSB - SHARED COST(B-6C000)               NETWORK                               CFS                 9,414
GSB - SHARED COST(B-6C000)               ADVMOD                                CFS                 7,074
GSB - SHARED COST(B-6C000)               SOCRATES                              CFS                 3,236
GSB - SHARED COST(B-6C000)               SCM                                   CFS                 2,352
GSB - SHARED COST(B-6C000)               ICON                                  CFS                   877
GSB - SHARED COST(B-6C000)               CISCO SYSTEMS, INC                    CFS                 5,026
GSB - SHARED COST(B-6C000)               DATAFLEX CORPORATION                  CFS                 1,035
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                32,748
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                21,719
GSB - SHARED COST(B-6C000)               ADVMOD                                CFS                 4,308
GSB - SHARED COST(B-6C000)               SCM                                   CFS                 4,709
GSB - SHARED COST(B-6C000)               SCM                                   CFS                 2,352
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 1,639
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 3,699
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 4,892
GSB-Swaps                                ADVMOD                                CFS                 2,163
GSB - SHARED COST(B-6C000)               CPU                                   CFS                   619
GSB - SHARED COST(B-6C000)               ERGONOMIC                             CFS                 1,082
GSB - SHARED COST(B-6C000)               ADVMOD                                CFS                 5,846
GSB - SHARED COST(B-6C000)               ADVMOD                                CFS                 1,949
GSB - SHARED COST(B-6C000)               LIGHTWAVE                             CFS                   541
GSB-Swaps                                ADVMOD                                CFS                 3,897
GSB - SHARED COST(B-6C000)               THE ERGONOMIC GROUP                   CFS                   732
GSB - SHARED COST(B-6C000)               THE ERGONOMIC GROUP                   CFS                18,714
GSB - SHARED COST(B-6C000)               ADVMOD                                CFS                 2,163
GSB - SHARED COST(B-6C000)               ADVMOD                                CFS                 1,949
GSB - SHARED COST(B-6C000)               SCM                                   CFS                 2,352
GSB - SHARED COST(B-6C000)               NYSE                                  CFS                 1,744
GSB - SHARED COST(B-6C000)               PIONEER STANDARD                      CFS                   989
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                70,146
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 5,144
GSB - SHARED COST(B-6C000)               PIONEER                               CFS               225,636
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 1,616
GSB - SHARED COST(B-6C000)               PIONEER                               CFS               106,959
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                87,683
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                31,110
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 5,588
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                   884
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                35,073
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 3,429
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                75,212
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                68,346
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 1,077
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 9,715
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 6,241
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                71,306
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                58,455
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                20,740
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 3,726
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                   589
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                40,285
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 1,641
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 1,839
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 1,519
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 6,674
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 1,526
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 3,633
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                17,161
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 3,694
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                40,209
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 5,487
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                12,447
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                   636
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 7,397
GSB - SHARED COST(B-6C000)               PIONEER                               CFS                 3,191
GSB - SHARED COST(B-6C000)               PIONEER STANDARD                      CFS                 7,170
GSB - SHARED COST(B-6C000)               PIONEER STANDARD                      CFS                   631
GSB - SHARED COST(B-6C000)               DATAFLEX CORPORATION                  CFS                   813
GSB-CF Kross                             ENTEX                                 CFS                 1,080
GSB-CF Kross                             ENTEX                                 CFS                 4,190
GSB-CF Kross                             ENTEX                                 CFS                 2,330
GSB-CF Kross                             ENTEX                                 CFS                   965
GSB-Swaps                                CISCO                                 CFS                 2,135
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                 2,762
GSB - SHARED COST(B-6C000)               PIONEER                               CFS               318,725
GSB-Long                                 CISCO                                 CFS                 2,762
GSB-Swaps                                DATAFL                                CFS                   608
                                         ERGONOMIC                             CFS                   898
Accounting-NY                            CISCO                                 CFS                 1,044
Accounting-NY                            CISCO                                 CFS                 4,773
Accounting-NY                            CISCO                                 CFS                 1,119
Accounting-NY                            CISCO                                 CFS                 2,155
Accounting-NY                            CISCO                                 CFS                   597
Accounting-NY                            CISCO                                 CFS                 1,789
Accounting-NY                            CISCO                                 CFS                 5,963
Accounting-NY                            CISCO                                 CFS                 1,789
Accounting-NY                            CISCO                                 CFS                 5,964
Accounting-NY                            CISCO                                 CFS                 2,981
Accounting-NY                            CISCO                                 CFS                 1,130
Accounting-NY                            CISCO                                 CFS                 5,507
Accounting-NY                            CISCO                                 CFS                   610
Agencies                                 CISCO                                 CFS                 1,697
Agencies                                 CISCO                                 CFS                   766
Agencies                                 CISCO                                 CFS                   636
Agencies                                 CISCO                                 CFS                 2,120
Agencies                                 CISCO                                 CFS                   636
Agencies                                 CISCO                                 CFS                 2,121
Agencies                                 CISCO                                 CFS                 1,060
Agencies                                 CISCO                                 CFS                 1,958
CANTOR DIGITAL SPEED(B-AV007)            CISCO                                 CFS                 2,578
Communications-NY                        CISCO                                 CFS                 2,015
Communications-NY                        CISCO                                 CFS                   910
Communications-NY                        CISCO                                 CFS                   755
Communications-NY                        CISCO                                 CFS                 2,518
Communications-NY                        CISCO                                 CFS                   755
Communications-NY                        CISCO                                 CFS                 2,518
Communications-NY                        CISCO                                 CFS                 1,259
Communications-NY                        CISCO                                 CFS                 2,325
Communications-NY                        CORP COMP                             CFS                 2,336
Corporate Bonds-Canadians                CISCO                                 CFS                   742
Corporate Bonds-Canadians                CISCO                                 CFS                   928
Corporate Bonds-Canadians                CISCO                                 CFS                   928
Corporate Bonds-Canadians                CISCO                                 CFS                   857
Corporate Bonds-Corp Convertible Bonds   CISCO                                 CFS                   636
Corporate Bonds-Corp Convertible Bonds   CISCO                                 CFS                   795
Corporate Bonds-Corp Convertible Bonds   CISCO                                 CFS                   795
Corporate Bonds-Corp Convertible Bonds   CISCO                                 CFS                   734
Corporate Bonds-Industrials              CISCO                                 CFS                   530
Corporate Bonds-Industrials              CISCO                                 CFS                   663
Corporate Bonds-Industrials              CISCO                                 CFS                   663
Corporate Bonds-Industrials              CISCO                                 CFS                   612
Corporate Bonds-Intermediates            CISCO                                 CFS                 1,167
Corporate Bonds-Intermediates            CISCO                                 CFS                   527
Corporate Bonds-Intermediates            CISCO                                 CFS                 1,458
Corporate Bonds-Intermediates            CISCO                                 CFS                 1,458
Corporate Bonds-Intermediates            CISCO                                 CFS                   729
Corporate Bonds-Intermediates            CISCO                                 CFS                 1,346
Corporate Bonds-Junks                    CISCO                                 CFS                   848
Corporate Bonds-Junks                    CISCO                                 CFS                 1,060
Corporate Bonds-Junks                    CISCO                                 CFS                 1,060
Corporate Bonds-Junks                    CISCO                                 CFS                   530
Corporate Bonds-Junks                    CISCO                                 CFS                   979
Corporate Bonds-Med Term Notes           CISCO                                 CFS                   742
Corporate Bonds-Med Term Notes           CISCO                                 CFS                   928
Corporate Bonds-Med Term Notes           CISCO                                 CFS                   928
Corporate Bonds-Med Term Notes           CISCO                                 CFS                   857
Corporate Bonds-Support                  CISCO                                 CFS                 1,061
Corporate Bonds-Support                  CISCO                                 CFS                 1,325
Corporate Bonds-Support                  CISCO                                 CFS                 1,325
Corporate Bonds-Support                  CISCO                                 CFS                   663
Corporate Bonds-Support                  CISCO                                 CFS                 1,224
Corporate Bonds-Utilities/tel/ret        CISCO                                 CFS                   530
Corporate Bonds-Utilities/tel/ret        CISCO                                 CFS                   663
Corporate Bonds-Utilities/tel/ret        CISCO                                 CFS                   663
Corporate Bonds-Utilities/tel/ret        CISCO                                 CFS                   612
Corporate-NY                             CISCO                                 CFS                 1,803
Corporate-NY                             CISCO                                 CFS                   814
Corporate-NY                             CISCO                                 CFS                   676
Corporate-NY                             CISCO                                 CFS                 2,253
Corporate-NY                             CISCO                                 CFS                   676
Corporate-NY                             CISCO                                 CFS                 2,253
Corporate-NY                             CISCO                                 CFS                 1,126
Corporate-NY                             CISCO                                 CFS                 2,080
Credit                                   CISCO                                 CFS                   848
Credit                                   CISCO                                 CFS                 1,060
Credit                                   CISCO                                 CFS                 1,060
Credit                                   CISCO                                 CFS                   530
Credit                                   CISCO                                 CFS                   979
Emerging Markets Brady Bonds             ERGONOMIC                             CFS                   668
Environmental (EBS)-San Francisco        CISCO                                 CFS                   530
Environmental (EBS)-San Francisco        CISCO                                 CFS                   530
Equity Screen Brokerage                  CISCO                                 CFS                 1,061
Equity Screen Brokerage                  CISCO                                 CFS                 1,325
Equity Screen Brokerage                  CISCO                                 CFS                 1,325
Equity Screen Brokerage                  CISCO                                 CFS                   663
Equity Screen Brokerage                  CISCO                                 CFS                 1,224
Equity Screen Brokerage                  CISCO                                 CFS                 2,350
Equity Screen Brokerage                  ERGONOMIC                             CFS                   676
FX Forward Mark                          CISCO                                 CFS                   742
FX Forward Mark                          CISCO                                 CFS                   928
FX Forward Mark                          CISCO                                 CFS                   928
FX Forward Mark                          CISCO                                 CFS                   857
FX Forward Mark                          ERGONOMIC                             CFS                   509
FX Forward Yen                           CISCO                                 CFS                   955
FX Forward Yen                           CISCO                                 CFS                 1,193
FX Forward Yen                           CISCO                                 CFS                 1,193
FX Forward Yen                           CISCO                                 CFS                   596
FX Forward Yen                           CISCO                                 CFS                 1,101
FX Forward Yen                           ERGONOMIC                             CFS                   509
FX Forward Yen                           ITS                                   CFS                46,344
FX Forward Yen                           ITS                                   CFS                59,598
FX Options-NY                            CISCO                                 CFS                 2,121
FX Options-NY                            CISCO                                 CFS                   958
FX Options-NY                            CISCO                                 CFS                   795
FX Options-NY                            CISCO                                 CFS                 2,650
FX Options-NY                            CISCO                                 CFS                   795
FX Options-NY                            CISCO                                 CFS                 2,651
FX Options-NY                            CISCO                                 CFS                 1,325
FX Options-NY                            CISCO                                 CFS                   502
FX Options-NY                            CISCO                                 CFS                 2,447
FX Options-NY                            ERGONOMIC                             CFS                   511
GSB - SHARED COST(B-6C000)               ERGONOMIC                             CFS                 3,960
GSB - SHARED COST(B-6C000)               EN POINTE                             CFS                   533
GSB - SHARED COST(B-6C000)               SCM                                   CFS                   856
GSB - SHARED COST(B-6C000)               RECOM                                 CFS                   778
GSB - SHARED COST(B-6C000)               RECOM                                 CFS                   971
GSB-Bills                                CISCO                                 CFS                   534
GSB-Bills                                CISCO                                 CFS                 2,439
GSB-Bills                                CISCO                                 CFS                   572
GSB-Bills                                CISCO                                 CFS                 1,102
GSB-Bills                                CISCO                                 CFS                   914
GSB-Bills                                CISCO                                 CFS                 3,048
GSB-Bills                                CISCO                                 CFS                   914
GSB-Bills                                CISCO                                 CFS                 3,048
GSB-Bills                                CISCO                                 CFS                 1,524
GSB-Bills                                CISCO                                 CFS                   578
GSB-Bills                                CISCO                                 CFS                 2,814
GSB-CF Kross                             CISCO                                 CFS                   673
GSB-CF Kross                             CISCO                                 CFS                 3,076
GSB-CF Kross                             CISCO                                 CFS                   721
GSB-CF Kross                             CISCO                                 CFS                 1,389
GSB-CF Kross                             CISCO                                 CFS                 1,153
GSB-CF Kross                             CISCO                                 CFS                 3,843
GSB-CF Kross                             CISCO                                 CFS                 1,153
GSB-CF Kross                             CISCO                                 CFS                 3,844
GSB-CF Kross                             CISCO                                 CFS                 1,921
GSB-CF Kross                             CISCO                                 CFS                   728
GSB-CF Kross                             CISCO                                 CFS                 3,549
GSB-CF Kross                             ERGONOMIC                             CFS                 6,310
GSB-Intermediate                         CISCO                                 CFS                 1,322
GSB-Intermediate                         CISCO                                 CFS                 6,045
GSB-Intermediate                         CISCO                                 CFS                 1,417
GSB-Intermediate                         CISCO                                 CFS                 2,730
GSB-Intermediate                         CISCO                                 CFS                   756
GSB-Intermediate                         CISCO                                 CFS                 2,266
GSB-Intermediate                         CISCO                                 CFS                 7,553
GSB-Intermediate                         CISCO                                 CFS                 2,266
GSB-Intermediate                         CISCO                                 CFS                 7,555
GSB-Intermediate                         CISCO                                 CFS                 3,777
GSB-Intermediate                         CISCO                                 CFS                 1,432
GSB-Intermediate                         CISCO                                 CFS                 6,975
GSB-Intermediate                         CISCO                                 CFS                   773
GSB-Long                                 CISCO                                 CFS                   998
GSB-Long                                 CISCO                                 CFS                 4,561
GSB-Long                                 CISCO                                 CFS                 1,069
GSB-Long                                 CISCO                                 CFS                 2,059
GSB-Long                                 CISCO                                 CFS                   570
GSB-Long                                 CISCO                                 CFS                 1,710
GSB-Long                                 CISCO                                 CFS                 5,698
GSB-Long                                 CISCO                                 CFS                 1,710
GSB-Long                                 CISCO                                 CFS                 5,699
GSB-Long                                 CISCO                                 CFS                 2,849
GSB-Long                                 CISCO                                 CFS                 1,080
GSB-Long                                 CISCO                                 CFS                 5,262
GSB-Long                                 CISCO                                 CFS                   583
GSB-Odd Lots                             CISCO                                 CFS                   848
GSB-Odd Lots                             CISCO                                 CFS                 1,060
GSB-Odd Lots                             CISCO                                 CFS                 1,060
GSB-Odd Lots                             CISCO                                 CFS                   530
GSB-Odd Lots                             CISCO                                 CFS                   979
GSB-Short                                CISCO                                 CFS                 1,090
GSB-Short                                CISCO                                 CFS                 4,985
GSB-Short                                CISCO                                 CFS                 1,168
GSB-Short                                CISCO                                 CFS                 2,251
GSB-Short                                CISCO                                 CFS                   623
GSB-Short                                CISCO                                 CFS                 1,869
GSB-Short                                CISCO                                 CFS                 6,228
GSB-Short                                CISCO                                 CFS                 1,869
GSB-Short                                CISCO                                 CFS                 6,230
GSB-Short                                CISCO                                 CFS                 3,114
GSB-Short                                CISCO                                 CFS                 1,180
GSB-Short                                CISCO                                 CFS                 5,751
GSB-Short                                CISCO                                 CFS                   637
GSB-Short/Intermediate                   CISCO                                 CFS                 1,137
GSB-Short/Intermediate                   CISCO                                 CFS                 5,197
GSB-Short/Intermediate                   CISCO                                 CFS                 1,218
GSB-Short/Intermediate                   CISCO                                 CFS                 2,347
GSB-Short/Intermediate                   CISCO                                 CFS                   650
GSB-Short/Intermediate                   CISCO                                 CFS                 1,948
GSB-Short/Intermediate                   CISCO                                 CFS                 6,493
GSB-Short/Intermediate                   CISCO                                 CFS                 1,948
GSB-Short/Intermediate                   CISCO                                 CFS                 6,495
GSB-Short/Intermediate                   CISCO                                 CFS                 3,247
GSB-Short/Intermediate                   CISCO                                 CFS                 1,231
GSB-Short/Intermediate                   CISCO                                 CFS                 5,996
GSB-Short/Intermediate                   CISCO                                 CFS                   664
GSB-Spread Brokerage                     CISCO                                 CFS                   742
GSB-Spread Brokerage                     CISCO                                 CFS                   928
GSB-Spread Brokerage                     CISCO                                 CFS                   928
GSB-Spread Brokerage                     CISCO                                 CFS                   857
GSB-Swaps                                CISCO                                 CFS                 1,909
GSB-Swaps                                CISCO                                 CFS                   862
GSB-Swaps                                CISCO                                 CFS                   716
GSB-Swaps                                CISCO                                 CFS                 2,385
GSB-Swaps                                CISCO                                 CFS                   716
GSB-Swaps                                CISCO                                 CFS                 2,386
GSB-Swaps                                CISCO                                 CFS                 1,193
GSB-Swaps                                CISCO                                 CFS                 2,203
GSB-Volume Control                       CISCO                                 CFS                 1,061
GSB-Volume Control                       CISCO                                 CFS                 1,325
GSB-Volume Control                       CISCO                                 CFS                 1,325
GSB-Volume Control                       CISCO                                 CFS                   663
GSB-Volume Control                       CISCO                                 CFS                 1,224
GSB-Zeros                                CISCO                                 CFS                 1,273
GSB-Zeros                                CISCO                                 CFS                   575
GSB-Zeros                                CISCO                                 CFS                 1,590
GSB-Zeros                                CISCO                                 CFS                 1,591
GSB-Zeros                                CISCO                                 CFS                   795
GSB-Zeros                                CISCO                                 CFS                 1,468
Human Resources-NY                       CISCO                                 CFS                   742
Human Resources-NY                       CISCO                                 CFS                   928
Human Resources-NY                       CISCO                                 CFS                   928
Human Resources-NY                       CISCO                                 CFS                   857
IES                                      CISCO                                 CFS                   636
IES                                      CISCO                                 CFS                   795
IES                                      CISCO                                 CFS                   795
IES                                      CISCO                                 CFS                   734
IRS-CM IR Options                        CISCO                                 CFS                 1,061
IRS-CM IR Options                        CISCO                                 CFS                 1,325
IRS-CM IR Options                        CISCO                                 CFS                 1,325
IRS-CM IR Options                        CISCO                                 CFS                   663
IRS-CM IR Options                        CISCO                                 CFS                 1,224
IRS-CM Mediums                           CISCO                                 CFS                 1,167
IRS-CM Mediums                           CISCO                                 CFS                   527
IRS-CM Mediums                           CISCO                                 CFS                 1,458
IRS-CM Mediums                           CISCO                                 CFS                 1,458
IRS-CM Mediums                           CISCO                                 CFS                   729
IRS-CM Mediums                           CISCO                                 CFS                 1,346
IRS-CM Mediums                           ERGONOMIC                             CFS                 1,311
IRS-CM Mediums                           ITS                                   CFS                28,733
IRS-CM Mediums                           ITS                                   CFS                36,951
IRS-CM SS/FRAS                           CISCO                                 CFS                 1,697
IRS-CM SS/FRAS                           CISCO                                 CFS                   766
IRS-CM SS/FRAS                           CISCO                                 CFS                   636
IRS-CM SS/FRAS                           CISCO                                 CFS                 2,120
IRS-CM SS/FRAS                           CISCO                                 CFS                   636
IRS-CM SS/FRAS                           CISCO                                 CFS                 2,121
IRS-CM SS/FRAS                           CISCO                                 CFS                 1,060
IRS-CM SS/FRAS                           CISCO                                 CFS                 1,958
IRS-CM SS/FRAS                           ITS                                   CFS                28,733
IRS-CM SS/FRAS                           ITS                                   CFS                36,951
Legal-NY                                 CISCO                                 CFS                 1,061
Legal-NY                                 CISCO                                 CFS                 1,325
Legal-NY                                 CISCO                                 CFS                 1,325
Legal-NY                                 CISCO                                 CFS                   663
Legal-NY                                 CISCO                                 CFS                 1,224
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 2,280
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 2,280
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 9,120
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 1,064
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 5,168
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 2,584
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 9,120
Marketing-NY                             CISCO                                 CFS                   530
Marketing-NY                             CISCO                                 CFS                   663
Marketing-NY                             CISCO                                 CFS                   663
Marketing-NY                             CISCO                                 CFS                   612
MBSB-ARMS                                CISCO                                 CFS                   530
MBSB-ARMS                                CISCO                                 CFS                   530
MBSB-CMOS                                CISCO                                 CFS                   530
MBSB-CMOS                                CISCO                                 CFS                   663
MBSB-CMOS                                CISCO                                 CFS                   663
MBSB-CMOS                                CISCO                                 CFS                   612
MBSB-GNMA                                CISCO                                 CFS                   534
MBSB-GNMA                                CISCO                                 CFS                 2,439
MBSB-GNMA                                CISCO                                 CFS                   572
MBSB-GNMA                                CISCO                                 CFS                 1,102
MBSB-GNMA                                CISCO                                 CFS                   914
MBSB-GNMA                                CISCO                                 CFS                 3,048
MBSB-GNMA                                CISCO                                 CFS                   914
MBSB-GNMA                                CISCO                                 CFS                 3,048
MBSB-GNMA                                CISCO                                 CFS                 1,524
MBSB-GNMA                                CISCO                                 CFS                   578
MBSB-GNMA                                CISCO                                 CFS                 2,814
MBSB-GNMA                                ERGONOMIC                             CFS                 1,012
MBSB-STRIPS                              CISCO                                 CFS                   636
MBSB-STRIPS                              CISCO                                 CFS                   795
MBSB-STRIPS                              CISCO                                 CFS                   795
MBSB-STRIPS                              CISCO                                 CFS                   734
MBSB-SUPPORT STAFF                       CISCO                                 CFS                   955
MBSB-SUPPORT STAFF                       CISCO                                 CFS                 1,193
MBSB-SUPPORT STAFF                       CISCO                                 CFS                 1,193
MBSB-SUPPORT STAFF                       CISCO                                 CFS                   596
MBSB-SUPPORT STAFF                       CISCO                                 CFS                 1,101
MMI-NY                                   CISCO                                 CFS                   955
MMI-NY                                   CISCO                                 CFS                 1,193
MMI-NY                                   CISCO                                 CFS                 1,193
MMI-NY                                   CISCO                                 CFS                   596
MMI-NY                                   CISCO                                 CFS                 1,101
MUNIS-BID WANTED-NY                      CISCO                                 CFS                 1,278
MUNIS-BID WANTED-NY                      CISCO                                 CFS                   848
MUNIS-BID WANTED-NY                      CISCO                                 CFS                 1,060
MUNIS-BID WANTED-NY                      CISCO                                 CFS                 1,060
MUNIS-BID WANTED-NY                      CISCO                                 CFS                   530
MUNIS-BID WANTED-NY                      CISCO                                 CFS                   979
MUNIS-DOLLAR REVENUE-NY                  CISCO                                 CFS                 1,278
MUNIS-DOLLAR REVENUE-NY                  CISCO                                 CFS                   742
MUNIS-DOLLAR REVENUE-NY                  CISCO                                 CFS                   928
MUNIS-DOLLAR REVENUE-NY                  CISCO                                 CFS                   928
MUNIS-DOLLAR REVENUE-NY                  CISCO                                 CFS                   857
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                 2,740
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                   779
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                   775
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                 1,167
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                   527
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                 1,458
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                 1,458
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                   729
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                 1,346
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                 2,557
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                   727
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                   724
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                 1,591
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                   718
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                   596
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                 1,988
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                   596
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                 1,988
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                   994
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                 1,836
MUNIS-SUPPORT-NY                         CISCO                                 CFS                 1,278
Office Services-NY                       CISCO                                 CFS                   812
Office Services-NY                       CISCO                                 CFS                 3,712
Office Services-NY                       CISCO                                 CFS                   870
Office Services-NY                       CISCO                                 CFS                 1,676
Office Services-NY                       CISCO                                 CFS                 1,391
Office Services-NY                       CISCO                                 CFS                 4,638
Office Services-NY                       CISCO                                 CFS                 1,391
Office Services-NY                       CISCO                                 CFS                 4,639
Office Services-NY                       CISCO                                 CFS                 2,319
Office Services-NY                       CISCO                                 CFS                   879
Office Services-NY                       CISCO                                 CFS                 4,283
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 1,694
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 7,742
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 1,815
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 3,496
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                   968
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 2,902
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 9,673
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 2,902
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 9,676
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 4,837
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 1,833
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 8,933
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                   990
OPS-EQUITIES(B-BF200)                    EN POINTE                             CFS                   531
OTC Options-NY                           CISCO                                 CFS                   955
OTC Options-NY                           CISCO                                 CFS                 1,193
OTC Options-NY                           CISCO                                 CFS                 1,193
OTC Options-NY                           CISCO                                 CFS                   596
OTC Options-NY                           CISCO                                 CFS                 1,101
Systems-NY                               ERGONOMIC                             CFS                 1,560
Systems-NY                               HDS                                   CFS                   663
Systems-NY                               HDS                                   CFS                 4,342
Systems-NY                               ENTEX                                 CFS                   523
Systems-NY                               ENTEX                                 CFS                   955
Systems-NY                               ENTEX                                 CFS                 2,974
Systems-NY                               EN POINTE                             CFS                 1,067
Systems-NY                               EN POINTE                             CFS                11,680
Systems-NY                               EN POINTE                             CFS                 1,048
Systems-NY                               EN POINTE                             CFS                 2,349
Systems-NY                               EN POINTE                             CFS                 9,344
Systems-NY                               EN POINTE                             CFS                   766
Systems-NY                               EN POINTE                             CFS                 1,065
Systems-NY                               EN POINTE                             CFS                   996
Systems-NY                               EN POINTE                             CFS                 2,360
Systems-NY                               EN POINTE                             CFS                 2,336
Systems-NY                               EN POINTE                             CFS                 1,806
Systems-NY                               EN POINTE                             CFS                   911
Systems-NY                               EN POINTE                             CFS                 4,971
Systems-NY                               MTI                                   CFS                49,019
Systems-NY                               BARRY ELEC                            CFS                 2,030
Systems-NY                               CORP COMP                             CFS                 2,390
Systems-NY                               HPTRNG                                CFS                 2,430
Systems-NY                               BOXHILL                               CFS                 2,165
Systems-NY                               BOXHILL                               CFS                 1,997
Systems-NY                               BOXHILL                               CFS                 1,348
                                         CISCO                                 CFS                 6,291
                                         ERGONOMIC                             CFS                   898
Agencies                                 CISCO                                 CFS                 1,432
Corporate Bonds-Utilities/tel/disc       IPC INFORMATION SYSTEMS               CFS                 3,202
Equity Screen Brokerage                  CISCO                                 CFS                 4,737
Equity Screen Brokerage                  ERGONOMIC                             CFS                   676
Euro's London                            CISCO                                 CFS                 1,808
FX Forward Mark                          CISCO                                 CFS                 3,567
FX Forward Mark                          ERGONOMIC                             CFS                   509
FX Forward Yen                           CISCO                                 CFS                 3,567
FX Forward Yen                           ERGONOMIC                             CFS                   509
FX Options-NY                            CISCO                                 CFS                 3,575
FX Options-NY                            ERGONOMIC                             CFS                   511
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                27,734
GSB - SHARED COST(B-6C000)               ERGONOMIC                             CFS                 3,960
GSB - SHARED COST(B-6C000)               ERGONOMIC                             CFS                 1,163
GSB-Odd Lots                             CISCO                                 CFS                   507
IRS-CM Mediums                           CISCO                                 CFS                 9,179
IRS-CM Mediums                           ERGONOMIC                             CFS                 1,311
MBSB-GNMA                                CISCO                                 CFS                 7,085
MBSB-GNMA                                ERGONOMIC                             CFS                 1,012
MUNIS-SUPPORT-NY                         CISCO                                 CFS                 2,970
OTC Options-NY                           IPC INFORMATION SYSTEMS               CFS                 6,339
Systems-NY                               ERGONOMIC                             CFS                 1,520
Systems-NY                               ERGONOMIC                             CFS                 1,559
Systems-NY                               ERGONOMIC                             CFS                18,706
Systems-NY                               SFTHOUSE                              CFS                   502
Systems-NY                               SFTHOUSE                              CFS                   703
Systems-NY                               EN POINTE                             CFS                   795
Systems-NY                               EN POINTE                             CFS                 2,336
Systems-NY                               EN POINTE                             CFS                 4,246
Systems-NY                               EN POINTE                             CFS                 2,186
Systems-NY                               EN POINTE                             CFS                 2,270
Systems-NY                               EN POINTE                             CFS                 1,288
Systems-NY                               EN POINTE                             CFS                   890
Systems-NY                               EN POINTE                             CFS                 5,153
Systems-NY                               EN POINTE                             CFS                 2,294
Systems-NY                               EN POINTE                             CFS                 1,553
Systems-NY                               EN POINTE                             CFS                 3,842
Systems-NY                               EN POINTE                             CFS                 5,252
Systems-NY                               EN POINTE                             CFS                 2,286
Systems-NY                               SCM                                   CFS                20,466
Systems-NY                               AVNET                                 CFS                 2,490
Systems-NY                               AVNET                                 CFS                 1,949
Systems-NY                               AVNET                                 CFS                 2,531
Systems-NY                               AVNET                                 CFS                 1,378
Systems-NY                               AVNET                                 CFS                 2,539
Systems-NY                               CORP COMP                             CFS                 1,900
Systems-NY                               PIONEER                               CFS                 1,589
Systems-NY                               PIONEER                               CFS                 1,589
Systems-NY                               MICROWARE                             CFS                   857
Accounting-NY                            CISCO                                 CFS                 3,185
Accounting-NY                            CISCO                                 CFS                10,743
Accounting-NY                            CISCO                                 CFS                   530
Accounting-NY                            NETWORK                               CFS                 1,230
Accounting-NY                            SUNMICRO                              CFS                 6,597
Accounting-NY                            SUNMICRO                              CFS                 1,276
Agencies                                 CISCO                                 CFS                 1,132
Agencies                                 CISCO                                 CFS                 3,820
Agencies                                 SUNMICRO                              CFS                 2,346
Art-NY                                   CISCO                                 CFS                   716
Business Administration                  CISCO                                 CFS                   716
COMMUNICATIONS (SUSPENSE)(B-BP100)       IPC INFORMATION SYSTEMS               CFS                 5,597
Communications-NY                        CISCO                                 CFS                 1,132
Communications-NY                        CISCO                                 CFS                 3,820
Communications-NY                        SUNMICRO                              CFS                 2,346
Corporate Bonds-Canadians                CISCO                                 CFS                 1,671
Corporate Bonds-Canadians                SUNMICRO                              CFS                 1,026
Corporate Bonds-Corp Convertible Bonds   CISCO                                 CFS                 1,432
Corporate Bonds-Corp Convertible Bonds   SUNMICRO                              CFS                   880
Corporate Bonds-High level Transaction   CISCO                                 CFS                   716
Corporate Bonds-Industrials              CISCO                                 CFS                 1,194
Corporate Bonds-Industrials              SUNMICRO                              CFS                   733
Corporate Bonds-Intermediates            CISCO                                 CFS                   779
Corporate Bonds-Intermediates            CISCO                                 CFS                 2,626
Corporate Bonds-Intermediates            SUNMICRO                              CFS                 1,613
Corporate Bonds-Junks                    CISCO                                 CFS                   566
Corporate Bonds-Junks                    CISCO                                 CFS                 1,910
Corporate Bonds-Junks                    SUNMICRO                              CFS                 1,173
Corporate Bonds-Med Term Notes           CISCO                                 CFS                 1,671
Corporate Bonds-Med Term Notes           SUNMICRO                              CFS                 1,026
Corporate Bonds-Support                  CISCO                                 CFS                   708
Corporate Bonds-Support                  CISCO                                 CFS                 2,387
Corporate Bonds-Support                  SUNMICRO                              CFS                 1,466
Corporate Bonds-Utilities/tel/ret        CISCO                                 CFS                 1,194
Corporate Bonds-Utilities/tel/ret        SUNMICRO                              CFS                   733
Corporate-NY                             CISCO                                 CFS                 1,203
Corporate-NY                             CISCO                                 CFS                 4,059
Corporate-NY                             SUNMICRO                              CFS                 2,492
Credit                                   CISCO                                 CFS                   566
Credit                                   CISCO                                 CFS                 1,910
Credit                                   SUNMICRO                              CFS                 1,173
Environmental (EBS)-San Francisco        CISCO                                 CFS                   955
Environmental (EBS)-San Francisco        SUNMICRO                              CFS                   586
Equity Screen Brokerage                  CISCO                                 CFS                   708
Equity Screen Brokerage                  CISCO                                 CFS                 2,387
Equity Screen Brokerage                  SUNMICRO                              CFS                 1,466
FX Forward Mark                          CISCO                                 CFS                 1,671
FX Forward Mark                          SUNMICRO                              CFS                 1,026
FX Forward Yen                           CISCO                                 CFS                   637
FX Forward Yen                           CISCO                                 CFS                 2,149
FX Forward Yen                           SUNMICRO                              CFS                 1,319
FX Options-NY                            CISCO                                 CFS                 1,416
FX Options-NY                            CISCO                                 CFS                 4,775
FX Options-NY                            NETWORK                               CFS                   547
FX Options-NY                            SUNMICRO                              CFS                 2,932
FX Options-NY                            SUNMICRO                              CFS                   567
GSB - SHARED COST(B-6C000)               MIDWEST SYSTEMS                       CFS                 2,095
GSB - SHARED COST(B-6C000)               MIDWEST SYSTEMS                       CFS                 1,973
GSB-Bills                                CISCO                                 CFS                 1,628
GSB-Bills                                CISCO                                 CFS                 5,491
GSB-Bills                                NETWORK                               CFS                   629
GSB-Bills                                SUNMICRO                              CFS                 3,372
GSB-Bills                                SUNMICRO                              CFS                   652
GSB-CF Kross                             CISCO                                 CFS                 2,053
GSB-CF Kross                             CISCO                                 CFS                 6,924
GSB-CF Kross                             CISCO                                 CFS                 5,690
GSB-CF Kross                             CISCO                                 CFS                   819
GSB-CF Kross                             CISCO                                 CFS                 2,118
GSB-CF Kross                             CISCO                                 CFS                   985
GSB-CF Kross                             CISCO                                 CFS                 1,229
GSB-CF Kross                             NETWORK                               CFS                   793
GSB-CF Kross                             SUNMICRO                              CFS                 4,251
GSB-CF Kross                             SUNMICRO                              CFS                   822
GSB-Intermediate                         CISCO                                 CFS                 4,034
GSB-Intermediate                         CISCO                                 CFS                13,608
GSB-Intermediate                         CISCO                                 CFS                   671
GSB-Intermediate                         NETWORK                               CFS                 1,559
GSB-Intermediate                         NETWORK                               CFS                   508
GSB-Intermediate                         SUNMICRO                              CFS                 8,356
GSB-Intermediate                         SUNMICRO                              CFS                 1,616
GSB-Long                                 CISCO                                 CFS                 3,043
GSB-Long                                 CISCO                                 CFS                10,266
GSB-Long                                 CISCO                                 CFS                   506
GSB-Long                                 NETWORK                               CFS                 1,176
GSB-Long                                 SUNMICRO                              CFS                 6,304
GSB-Long                                 SUNMICRO                              CFS                 1,219
GSB-Odd Lots                             CISCO                                 CFS                   566
GSB-Odd Lots                             CISCO                                 CFS                 1,910
GSB-Odd Lots                             SUNMICRO                              CFS                 1,173
GSB-Short                                CISCO                                 CFS                 3,327
GSB-Short                                CISCO                                 CFS                11,221
GSB-Short                                CISCO                                 CFS                   553
GSB-Short                                NETWORK                               CFS                 1,285
GSB-Short                                SUNMICRO                              CFS                 6,890
GSB-Short                                SUNMICRO                              CFS                 1,332
GSB-Short/Intermediate                   CISCO                                 CFS                 3,468
GSB-Short/Intermediate                   CISCO                                 CFS                11,698
GSB-Short/Intermediate                   CISCO                                 CFS                   577
GSB-Short/Intermediate                   NETWORK                               CFS                 1,340
GSB-Short/Intermediate                   SUNMICRO                              CFS                 7,183
GSB-Short/Intermediate                   SUNMICRO                              CFS                 1,389
GSB-Spread Brokerage                     CISCO                                 CFS                 1,671
GSB-Spread Brokerage                     SUNMICRO                              CFS                 1,026
GSB-Swaps                                CISCO                                 CFS                 1,274
GSB-Swaps                                CISCO                                 CFS                 4,297
GSB-Swaps                                SUNMICRO                              CFS                 2,639
GSB-Swaps                                SUNMICRO                              CFS                   510
GSB-Volume Control                       CISCO                                 CFS                   708
GSB-Volume Control                       CISCO                                 CFS                 2,387
GSB-Volume Control                       SUNMICRO                              CFS                 1,466
GSB-Zeros                                CISCO                                 CFS                   849
GSB-Zeros                                CISCO                                 CFS                 2,865
GSB-Zeros                                SUNMICRO                              CFS                 1,759
Human Resources-NY                       CISCO                                 CFS                 1,671
Human Resources-NY                       SUNMICRO                              CFS                 1,026
IRS-CM IR Options                        CISCO                                 CFS                   708
IRS-CM IR Options                        CISCO                                 CFS                 2,387
IRS-CM IR Options                        SUNMICRO                              CFS                 1,466
IRS-CM Mediums                           CISCO                                 CFS                   779
IRS-CM Mediums                           CISCO                                 CFS                 2,626
IRS-CM Mediums                           SUNMICRO                              CFS                 1,613
IRS-CM SS/FRAS                           CISCO                                 CFS                 1,062
IRS-CM SS/FRAS                           CISCO                                 CFS                 3,581
IRS-CM SS/FRAS                           SUNMICRO                              CFS                 2,199
Legal-NY                                 CISCO                                 CFS                   708
Legal-NY                                 CISCO                                 CFS                 2,387
Legal-NY                                 SUNMICRO                              CFS                 1,466
Marketing-NY                             CISCO                                 CFS                 1,194
Marketing-NY                             SUNMICRO                              CFS                   733
MBSB-ARMS                                CISCO                                 CFS                   955
MBSB-ARMS                                SUNMICRO                              CFS                   586
MBSB-CMOS                                CISCO                                 CFS                 1,194
MBSB-CMOS                                SUNMICRO                              CFS                   733
MBSB-GNMA                                CISCO                                 CFS                 1,628
MBSB-GNMA                                CISCO                                 CFS                 5,491
MBSB-GNMA                                NETWORK                               CFS                   629
MBSB-GNMA                                SUNMICRO                              CFS                 3,372
MBSB-GNMA                                SUNMICRO                              CFS                   652
MBSB-REGIONALS                           CISCO                                 CFS                   716
MBSB-STRIPS                              CISCO                                 CFS                 1,432
MBSB-STRIPS                              SUNMICRO                              CFS                   880
MBSB-SUPPORT STAFF                       CISCO                                 CFS                   637
MBSB-SUPPORT STAFF                       CISCO                                 CFS                 2,149
MBSB-SUPPORT STAFF                       SUNMICRO                              CFS                 1,319
MMI-NY                                   CISCO                                 CFS                   637
MMI-NY                                   CISCO                                 CFS                 2,149
MMI-NY                                   SUNMICRO                              CFS                 1,319
MUNIS-BID WANTED-NY                      CISCO                                 CFS                   566
MUNIS-BID WANTED-NY                      CISCO                                 CFS                 1,910
MUNIS-BID WANTED-NY                      SUNMICRO                              CFS                 1,173
MUNIS-DOLLAR REVENUE-NY                  CISCO                                 CFS                 1,671
MUNIS-DOLLAR REVENUE-NY                  SUNMICRO                              CFS                 1,026
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                   779
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                 2,626
MUNIS-GENERAL OBLIGATIONS-NY             SUNMICRO                              CFS                 1,613
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                   708
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                 2,387
MUNIS-NY & PR SERIALS & DOLLARS-NY       SUNMICRO                              CFS                 1,466
MUNIS-SUPPORT-NY                         CISCO                                 CFS                   716
Office Services-NY                       CISCO                                 CFS                 2,477
Office Services-NY                       CISCO                                 CFS                 8,356
Office Services-NY                       NETWORK                               CFS                   957
Office Services-NY                       SUNMICRO                              CFS                 5,131
Office Services-NY                       SUNMICRO                              CFS                   992
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 5,167
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                17,428
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                   859
OPS-EQUITIES(B-BF200)                    NETWORK                               CFS                 1,996
OPS-EQUITIES(B-BF200)                    NETWORK                               CFS                   650
OPS-EQUITIES(B-BF200)                    SUNMICRO                              CFS                10,701
OPS-EQUITIES(B-BF200)                    SUNMICRO                              CFS                 2,070
OTC Options-NY                           CISCO                                 CFS                   637
OTC Options-NY                           CISCO                                 CFS                 2,149
OTC Options-NY                           SUNMICRO                              CFS                 1,319
SYSTEMS - TO BE ALLOCATED(B-BA500)       EN POINTE                             CFS                 2,663
Systems-NY                               CISCO                                 CFS                 4,453
Systems-NY                               ADVMOD                                CFS                 1,949
Systems-NY                               ELECTRO                               CFS                 1,342
Systems-NY                               BARRY ELEC                            CFS                 6,766
Systems-NY                               MIDWEST SYSTEMS                       CFS                 7,629
Tax-NY                                   CISCO                                 CFS                   716
                                         CISCO                                 CFS                 1,802
                                         CISCO                                 CFS                 3,104
                                         CISCO                                 CFS                 3,095
Accounting-NY                            CISCO                                 CFS                11,117
Accounting-NY                            CISCO                                 CFS                 5,695
Agencies                                 CISCO                                 CFS                 2,582
Agencies                                 CISCO                                 CFS                 3,630
Agencies                                 CISCO                                 CFS                 1,860
Art-NY                                   CISCO                                 CFS                   681
Business Administration                  CISCO                                 CFS                   681
Communications-NY                        CISCO                                 CFS                 2,550
Communications-NY                        CISCO                                 CFS                 1,860
Corporate Bonds-Canadians                CISCO                                 CFS                 1,588
Corporate Bonds-Canadians                CISCO                                 CFS                   814
Corporate Bonds-Corp Convertible Bonds   CISCO                                 CFS                 1,361
Corporate Bonds-Corp Convertible Bonds   CISCO                                 CFS                   697
Corporate Bonds-High level Transaction   CISCO                                 CFS                   681
Corporate Bonds-Industrials              CISCO                                 CFS                 1,134
Corporate Bonds-Industrials              CISCO                                 CFS                   581
Corporate Bonds-Intermediates            CISCO                                 CFS                 2,722
Corporate Bonds-Intermediates            CISCO                                 CFS                 1,395
Corporate Bonds-Junks                    CISCO                                 CFS                 2,042
Corporate Bonds-Junks                    CISCO                                 CFS                 1,046
Corporate Bonds-Med Term Notes           CISCO                                 CFS                 1,588
Corporate Bonds-Med Term Notes           CISCO                                 CFS                   814
Corporate Bonds-New Issues\Regionals     CISCO                                 CFS                   681
Corporate Bonds-out of town              CISCO                                 CFS                 1,035
Corporate Bonds-out of town              CISCO                                 CFS                 1,032
Corporate Bonds-Support                  CISCO                                 CFS                 1,361
Corporate Bonds-Support                  CISCO                                 CFS                   697
Corporate Bonds-Utilities/tel/ret        CISCO                                 CFS                 1,134
Corporate Bonds-Utilities/tel/ret        CISCO                                 CFS                   581
Corporate-NY                             CISCO                                 CFS                 4,084
Corporate-NY                             CISCO                                 CFS                 2,092
Credit                                   CISCO                                 CFS                 2,496
Credit                                   CISCO                                 CFS                 1,279
Emerging Markets Brady Bonds             CISCO                                 CFS                 2,069
Emerging Markets Brady Bonds             CISCO                                 CFS                 2,063
Emerging Markets Brady Bonds             CISCO                                 CFS                 2,762
Emerging Markets Brady Bonds             CISCO                                 CFS                 7,033
Emerging Markets Brady Bonds             CISCO                                 CFS                 3,603
Emerging Markets Brady Bonds             ADVMOD                                CFS                 9,743
Emerging Markets Brady Bonds             ADVMOD                                CFS                15,588
Emerging Markets Brady Bonds             ADVMOD                                CFS                 1,949
Emerging Markets Brady Bonds             JENCOM                                CFS                   776
Emerging Markets Brady Bonds             JENCOM                                CFS                   691
Emerging Markets Brady Bonds             LIGHTWAVE                             CFS                 1,463
Emerging Markets Brady Bonds             NETWORK                               CFS                 6,684
Emerging Markets Euro Bonds              CISCO                                 CFS                 2,069
Emerging Markets Euro Bonds              CISCO                                 CFS                 2,063
Emerging Markets Euro Bonds              CISCO                                 CFS                 2,722
Emerging Markets Euro Bonds              CISCO                                 CFS                 1,395
Environmental (EBS)                      ADVMOD                                CFS                 2,368
Environmental (EBS)                      ADVMOD                                CFS                 1,949
Environmental (EBS)                      ADVMOD                                CFS                 1,949
Environmental (EBS)                      ADVMOD                                CFS                 6,966
Equity Screen Brokerage                  CISCO                                 CFS                 1,035
Equity Screen Brokerage                  CISCO                                 CFS                 1,032
Equity Screen Brokerage                  CISCO                                 CFS                 3,403
Equity Screen Brokerage                  CISCO                                 CFS                 1,744
Euro's London                            CISCO                                 CFS                   780
FX Forward Mark                          CISCO                                 CFS                   900
FX Forward Mark                          CISCO                                 CFS                 2,762
FX Forward Mark                          CISCO                                 CFS                 2,550
FX Forward Mark                          CISCO                                 CFS                   814
FX Forward Mark                          ADVMOD                                CFS                 1,949
FX Forward Yen                           CISCO                                 CFS                   902
FX Forward Yen                           CISCO                                 CFS                 2,042
FX Forward Yen                           CISCO                                 CFS                 1,046
FX Forward Yen                           ADVMOD                                CFS                 1,949
FX Options-Exotic - NY                   CISCO                                 CFS                  (227)
FX Options-Exotic - NY                   CISCO                                 CFS                    (6)
FX Options-Exotic - NY                   CISCO                                 CFS                  (581)
FX Options-NY                            CISCO                                 CFS                 4,084
FX Options-NY                            CISCO                                 CFS                 2,092
FX Options-NY                            ADVMOD                                CFS                 1,949
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                 7,801
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                11,382
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                11,349
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                 2,762
GSB - SHARED COST(B-6C000)               ADVMOD                                CFS                 1,949
GSB - SHARED COST(B-6C000)               ADVMOD                                CFS                 3,897
GSB-Bills                                CISCO                                 CFS                 4,537
GSB-Bills                                CISCO                                 CFS                 2,325
GSB-CF Kross                             CISCO                                 CFS                 6,126
GSB-CF Kross                             CISCO                                 CFS                 3,138
GSB-Intermediate                         CISCO                                 CFS                13,974
GSB-Intermediate                         CISCO                                 CFS                 6,625
GSB-Long                                 CISCO                                 CFS                10,302
GSB-Long                                 CISCO                                 CFS                 4,766
GSB-Odd Lots                             CISCO                                 CFS                 2,042
GSB-Odd Lots                             CISCO                                 CFS                 1,046
GSB-Proprietary Desk                     CISCO                                 CFS                 1,134
GSB-Proprietary Desk                     CISCO                                 CFS                   581
GSB-Short                                CISCO                                 CFS                11,905
GSB-Short                                CISCO                                 CFS                 5,114
GSB-Short/Intermediate                   CISCO                                 CFS                10,890
GSB-Short/Intermediate                   CISCO                                 CFS                 5,579
GSB-Spread Brokerage                     CISCO                                 CFS                 1,361
GSB-Spread Brokerage                     CISCO                                 CFS                   697
GSB-Swaps                                CISCO                                 CFS                 6,234
GSB-Swaps                                CISCO                                 CFS                 2,208
GSB-Volume Control                       CISCO                                 CFS                 1,361
GSB-Volume Control                       CISCO                                 CFS                   697
GSB-Zeros                                CISCO                                 CFS                 2,722
GSB-Zeros                                CISCO                                 CFS                 1,395
Human Resources-NY                       CISCO                                 CFS                 1,588
Human Resources-NY                       CISCO                                 CFS                   814
IES                                      CISCO                                 CFS                 1,588
IES                                      CISCO                                 CFS                   814
IRS-CM IR Options                        CISCO                                 CFS                 2,042
IRS-CM IR Options                        CISCO                                 CFS                 1,046
IRS-CM Mediums                           CISCO                                 CFS                 2,949
IRS-CM Mediums                           CISCO                                 CFS                 1,511
IRS-CM SS/FRAS                           CISCO                                 CFS                 4,084
IRS-CM SS/FRAS                           CISCO                                 CFS                 2,092
IRS-LONDON FRA                           CISCO                                 CFS                 3,176
IRS-LONDON FRA                           CISCO                                 CFS                 1,627
Legal-NY                                 CISCO                                 CFS                 3,176
Legal-NY                                 CISCO                                 CFS                 1,627
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 2,762
Marketing-NY                             CISCO                                 CFS                   907
MBSB-ARMS                                CISCO                                 CFS                   681
MBSB-CMOS                                CISCO                                 CFS                 1,134
MBSB-CMOS                                CISCO                                 CFS                   581
MBSB-GNMA                                CISCO                                 CFS                 1,802
MBSB-GNMA                                CISCO                                 CFS                 5,218
MBSB-GNMA                                CISCO                                 CFS                 2,673
MBSB-REGIONALS                           CISCO                                 CFS                   681
MBSB-STRIPS                              CISCO                                 CFS                 1,361
MBSB-STRIPS                              CISCO                                 CFS                   697
MBSB-SUPPORT STAFF                       CISCO                                 CFS                 2,042
MBSB-SUPPORT STAFF                       CISCO                                 CFS                 1,046
MMI-NY                                   CISCO                                 CFS                 2,042
MMI-NY                                   CISCO                                 CFS                 1,046
MUNIS-BID WANTED-NY                      CISCO                                 CFS                 1,815
MUNIS-BID WANTED-NY                      CISCO                                 CFS                   930
MUNIS-DOLLAR REVENUE-NY                  CISCO                                 CFS                 1,588
MUNIS-DOLLAR REVENUE-NY                  CISCO                                 CFS                   814
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                 2,949
MUNIS-GENERAL OBLIGATIONS-NY             CISCO                                 CFS                 1,511
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                 2,042
MUNIS-NY & PR SERIALS & DOLLARS-NY       CISCO                                 CFS                 1,046
MUNIS-SUPPORT-NY                         ADVMOD                                CFS                 1,949
Office Services-NY                       CISCO                                 CFS                 8,167
Office Services-NY                       CISCO                                 CFS                 4,184
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                18,604
OPS-EQUITIES(B-BF200)                    CISCO                                 CFS                 9,531
OTC Options-NY                           CISCO                                 CFS                 2,042
OTC Options-NY                           CISCO                                 CFS                 1,046
Projects                                 CISCO                                 CFS                   907
Systems-NY                               LIGHTWAVE                             CFS                 1,463
Systems-NY                               ELECTRO                               CFS                   801
Tax-NY                                   CISCO                                 CFS                 1,361
Tax-NY                                   CISCO                                 CFS                   697
Training Dept. General                   CISCO                                 CFS                 4,537
Training Dept. General                   CISCO                                 CFS                 2,325
Accounting-NY                            SUNMICRO                              CFS                 5,896
Accounting-NY                            SUNMICRO                              CFS                   964
Accounting-NY                            SUNMICRO                              CFS                 1,027
Accounting-NY                            SUNMICRO                              CFS                 1,274
Agencies                                 SUNMICRO                              CFS                 1,925
Communications-NY                        ENTEX                                 CFS                 2,291
Corporate Bonds-Canadians                SUNMICRO                              CFS                   842
Corporate Bonds-Corp Convertible Bonds   SUNMICRO                              CFS                   722
Corporate Bonds-Industrials              SUNMICRO                              CFS                   602
Corporate Bonds-Intermediates            SUNMICRO                              CFS                 1,444
Corporate Bonds-Junks                    SUNMICRO                              CFS                 1,083
Corporate Bonds-Med Term Notes           SUNMICRO                              CFS                   842
Corporate Bonds-Support                  SUNMICRO                              CFS                   722
Corporate Bonds-Utilities/tel/ret        SUNMICRO                              CFS                   602
Credit                                   SUNMICRO                              CFS                 1,324
Emerging Markets Brady Bonds             CISCO                                 CFS                 8,286
Emerging Markets Brady Bonds             SUNMICRO                              CFS                 3,730
Emerging Markets Brady Bonds             SUNMICRO                              CFS                   610
Emerging Markets Brady Bonds             SUNMICRO                              CFS                   650
Emerging Markets Brady Bonds             SUNMICRO                              CFS                   806
Emerging Markets Euro Bonds              SUNMICRO                              CFS                 1,444
Equity Screen Brokerage                  SUNMICRO                              CFS                 1,805
FX Forward Mark                          CISCO                                 CFS                 2,762
FX Forward Mark                          SUNMICRO                              CFS                   842
FX Forward Yen                           SUNMICRO                              CFS                 1,083
FX Options-Exotic - NY                   SUNMICRO                              CFS                  (120)
FX Options-Exotic - NY                   SUNMICRO                              CFS                   (20)
FX Options-Exotic - NY                   SUNMICRO                              CFS                   (21)
FX Options-Exotic - NY                   SUNMICRO                              CFS                   (26)
FX Options-NY                            SUNMICRO                              CFS                 2,166
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                12,783
GSB-Bills                                SUNMICRO                              CFS                 2,407
GSB-Bills                                SUNMICRO                              CFS                   520
GSB-CF Kross                             SUNMICRO                              CFS                 3,490
GSB-CF Kross                             SUNMICRO                              CFS                   570
GSB-CF Kross                             SUNMICRO                              CFS                   608
GSB-CF Kross                             SUNMICRO                              CFS                   754
GSB-Intermediate                         SUNMICRO                              CFS                 6,859
GSB-Intermediate                         SUNMICRO                              CFS                 1,121
GSB-Intermediate                         SUNMICRO                              CFS                 1,194
GSB-Intermediate                         SUNMICRO                              CFS                 1,482
GSB-Long                                 CISCO                                 CFS                 2,762
GSB-Long                                 SUNMICRO                              CFS                 4,934
GSB-Long                                 SUNMICRO                              CFS                   806
GSB-Long                                 SUNMICRO                              CFS                   859
GSB-Long                                 SUNMICRO                              CFS                 1,066
GSB-Odd Lots                             SUNMICRO                              CFS                 1,083
GSB-Proprietary Desk                     SUNMICRO                              CFS                   602
GSB-Short                                SUNMICRO                              CFS                 5,295
GSB-Short                                SUNMICRO                              CFS                   865
GSB-Short                                SUNMICRO                              CFS                   922
GSB-Short                                SUNMICRO                              CFS                 1,144
GSB-Short/Intermediate                   SUNMICRO                              CFS                 5,776
GSB-Short/Intermediate                   SUNMICRO                              CFS                   944
GSB-Short/Intermediate                   SUNMICRO                              CFS                 1,006
GSB-Short/Intermediate                   SUNMICRO                              CFS                 1,248
GSB-Spread Brokerage                     SUNMICRO                              CFS                   722
GSB-Swaps                                SUNMICRO                              CFS                 2,286
GSB-Volume Control                       SUNMICRO                              CFS                   722
GSB-Zeros                                SUNMICRO                              CFS                 1,444
IRS-CM IR Options                        SUNMICRO                              CFS                 1,083
IRS-CM Mediums                           SUNMICRO                              CFS                 1,564
IRS-CM SS/FRAS                           SUNMICRO                              CFS                 2,166
IRS-LONDON FRA                           SUNMICRO                              CFS                 1,685
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 2,762
MBSB-CMOS                                SUNMICRO                              CFS                   602
MBSB-GNMA                                SUNMICRO                              CFS                 2,768
MBSB-GNMA                                SUNMICRO                              CFS                   598
MBSB-STRIPS                              SUNMICRO                              CFS                   722
MBSB-SUPPORT STAFF                       SUNMICRO                              CFS                 1,083
MMI-NY                                   SUNMICRO                              CFS                 1,083
MUNIS-BID WANTED-NY                      SUNMICRO                              CFS                   963
MUNIS-DOLLAR REVENUE-NY                  SUNMICRO                              CFS                   842
MUNIS-GENERAL OBLIGATIONS-NY             SUNMICRO                              CFS                 1,564
MUNIS-NY & PR SERIALS & DOLLARS-NY       SUNMICRO                              CFS                 1,083
MUNIS-SUPPORT-NY                         CISCO                                 CFS                 8,286
OPS-EQUITIES(B-BF200)                    SUNMICRO                              CFS                 9,867
OPS-EQUITIES(B-BF200)                    SUNMICRO                              CFS                 1,613
OPS-EQUITIES(B-BF200)                    SUNMICRO                              CFS                 1,718
OPS-EQUITIES(B-BF200)                    SUNMICRO                              CFS                 2,133
OTC Options-NY                           SUNMICRO                              CFS                 1,083
SYSTEMS - TO BE ALLOCATED(B-BA500)       SPARTAN ELECTRONICS, INC.             CFS                  (130)
Systems-NY                               ELECTRO                               CFS                 1,302
Communications-NY                        THE ANGELES GROUP INC                 CFS                26,018
Communications-NY                        THE ANGELES GROUP INC                 CFS                26,018
Communications-NY                        MICROAGE                              CFS                 7,610
Emerging Markets Brady Bonds             JENCOM                                CFS                 1,047
Emerging Markets Brady Bonds             JENCOM                                CFS                 1,176
Emerging Markets Brady Bonds             JENCOM                                CFS                 1,040
Emerging Markets Brady Bonds             JENCOM                                CFS                   526
Environmental (EBS)                      CISCO                                 CFS                 2,110
Equity Screen Brokerage                  CISCO                                 CFS                 2,110
FX Forward Yen                           CISCO                                 CFS                 1,711
GSB - SHARED COST(B-6C000)               ERGONOMIC                             CFS                 1,715
GSB - SHARED COST(B-6C000)               JENCOM                                CFS                   955
GSB - SHARED COST(B-6C000)               EN POINTE                             CFS                   799
GSB-Odd Lots                             CISCO                                 CFS                 2,110
GSB-Swaps                                CISCO                                 CFS                 4,221
GSB-Swaps                                JENCOM                                CFS                   764
Headcount all                            CISCO                                 CFS                 8,160
Headcount all                            CISCO                                 CFS                 1,632
Headcount all                            ERGONOMIC                             CFS                   725
Headcount all                            EN POINTE                             CFS                 2,581
Headcount all                            EN POINTE                             CFS                 5,162
Headcount all                            EN POINTE                             CFS                 4,592
Headcount all                            EN POINTE                             CFS                 7,684
Headcount all                            EN POINTE                             CFS                 5,122
Headcount all                            EN POINTE                             CFS                 5,252
Headcount all                            EN POINTE                             CFS                 9,145
Headcount NY                             CISCO                                 CFS                 6,184
Human Resources-NY                       SFTHOUSE                              CFS                   572
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                17,889
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                19,555
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                44,317
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 2,767
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 1,694
LONDON OFF THE RUNS (OTR)(B-6D000)       JENCOM                                CFS                 2,673
LONDON OFF THE RUNS (OTR)(B-6D000)       EN POINTE                             CFS                   888
LONDON OFF THE RUNS (OTR)(B-6D000)       EN POINTE                             CFS                 1,444
Project-Emerging Markets                 CISCO                                 CFS                 1,711
Systems-NY                               INFOTECH                              CFS                 1,714
Systems-NY                               INFOTECH                              CFS                 3,026
Systems-NY                               INFOTECH                              CFS                 7,179
Systems-NY                               CISCO                                 CFS               154,574
Systems-NY                               CISCO                                 CFS                 4,230
Systems-NY                               CISCO                                 CFS                 2,110
Systems-NY                               CISCO                                 CFS                 9,763
Systems-NY                               ERGONOMIC                             CFS                 7,400
Systems-NY                               ERGONOMIC                             CFS                 5,841
Systems-NY                               ERGONOMIC                             CFS                 1,327
Systems-NY                               JENCOM                                CFS                 1,044
Systems-NY                               JENCOM                                CFS                   529
Systems-NY                               JENCOM                                CFS                   712
Systems-NY                               INACOM                                CFS                 8,886
Systems-NY                               EN POINTE                             CFS                 1,866
Systems-NY                               EN POINTE                             CFS                 3,116
Systems-NY                               EN POINTE                             CFS                 2,246
Systems-NY                               EN POINTE                             CFS                 1,196
Systems-NY                               EN POINTE                             CFS                 1,081
Systems-NY                               EN POINTE                             CFS                 3,791
Systems-NY                               EN POINTE                             CFS                   915
Systems-NY                               EN POINTE                             CFS                 3,853
Systems-NY                               EN POINTE                             CFS                 8,080
Systems-NY                               EN POINTE                             CFS                 3,147
Systems-NY                               EN POINTE                             CFS                 2,334
Systems-NY                               EN POINTE                             CFS                 2,895
Systems-NY                               EN POINTE                             CFS                 1,190
Systems-NY                               EN POINTE                             CFS                 5,235
Systems-NY                               EN POINTE                             CFS                 3,176
Systems-NY                               EN POINTE                             CFS                   665
Systems-NY                               EN POINTE                             CFS                 1,892
Systems-NY                               EN POINTE                             CFS                 1,869
Systems-NY                               EN POINTE                             CFS                 1,185
Systems-NY                               EN POINTE                             CFS                 2,130
Systems-NY                               EN POINTE                             CFS                 2,130
Systems-NY                               EN POINTE                             CFS                 5,152
Systems-NY                               EN POINTE                             CFS                 2,485
Systems-NY                               EN POINTE                             CFS                   902
Systems-NY                               EN POINTE                             CFS                 3,884
Systems-NY                               EN POINTE                             CFS                 5,469
Systems-NY                               EN POINTE                             CFS                 1,165
Systems-NY                               EN POINTE                             CFS                 1,570
Systems-NY                               EN POINTE                             CFS                 1,584
Systems-NY                               EXIDE                                 CFS                43,391
Systems-NY                               ELECTRO                               CFS                 1,368
Systems-NY                               SPARTAN                               CFS                 1,865
Systems-NY                               PIONEER                               CFS                   577
Systems-NY                               CORP COMP                             CFS                 2,708
Systems-NY                               CORP COMP                             CFS                 7,591
Systems-NY                               CORP COMP                             CFS                 5,416
Systems-NY                               CORP COMP                             CFS                 2,708
Systems-NY                               CORP COMP                             CFS                 2,679
Systems-NY                               CORP COMP                             CFS                 2,689
Systems-NY                               CORP COMP                             CFS                 3,645
Systems-NY                               CORP COMP                             CFS                   973
Systems-NY                               CORP COMP                             CFS                 5,376
Systems-NY                               CORP COMP                             CFS                   915
Systems-NY                               CORP COMP                             CFS                 2,704
Systems-NY                               CORP COMP                             CFS                   930
Systems-NY                               CORP COMP                             CFS                   926
Systems-NY                               CORP COMP                             CFS                   926
Systems-NY                               CORP COMP                             CFS                   913
Systems-NY                               RECOM                                 CFS                11,762
Systems-NY                               MICROAGE                              CFS                 5,718
Systems-NY                               MICROAGE                              CFS                 2,859
Systems-NY                               MICROAGE                              CFS                 2,859
Systems-NY                               VANSTAR                               CFS                10,008
Systems-NY                               VANSTAR                               CFS                 2,803
Systems-NY                               VANSTAR                               CFS                 2,848
Emerging Markets Brady Bonds             JENCOM                                CFS                (1,047)
Emerging Markets Brady Bonds             JENCOM                                CFS                (1,176)
Headcount all                            CISCO                                 CFS                (4,896)
Headcount all                            EN POINTE                             CFS                (1,291)
Headcount all                            EN POINTE                             CFS                (3,872)
Headcount all                            EN POINTE                             CFS                (4,592)
Headcount all                            EN POINTE                             CFS                (5,122)
Headcount all                            EN POINTE                             CFS                (3,842)
Headcount all                            EN POINTE                             CFS                (6,859)
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS               (14,772)
SYSTEMS - TO BE ALLOCATED(B-BA500)       EN POINTE                             CFS                (2,663)
Systems-NY                               CISCO                                 CFS              (154,574)
Systems-NY                               CISCO                                 CFS                (2,110)
Systems-NY                               EN POINTE                             CFS                (1,573)
Systems-NY                               EN POINTE                             CFS                (1,588)
Systems-NY                               EN POINTE                             CFS                  (946)
Systems-NY                               EN POINTE                             CFS                (1,869)
Systems-NY                               EN POINTE                             CFS                  (338)
Systems-NY                               EN POINTE                             CFS                (3,625)
Systems-NY                               EN POINTE                             CFS                (4,557)
Systems-NY                               EN POINTE                             CFS                  (582)
Systems-NY                               SPARTAN                               CFS                (1,865)
Systems-NY                               SFTHOUSE                              CFS                  (364)
Systems-NY                               CORP COMP                             CFS                (6,073)
Systems-NY                               CORP COMP                             CFS                (2,708)
Systems-NY                               CORP COMP                             CFS                (3,645)
Systems-NY                               CORP COMP                             CFS                  (486)
Accounting-NY                            MIDWEST SYSTEMS                       CFS                 6,129
Accounting-NY                            MIDWEST SYSTEMS                       CFS                 9,433
Accounting-NY                            EN POINTE                             CFS                 2,362
Accounting-NY                            EN POINTE                             CFS                 3,637
Accounting-NY                            EN POINTE                             CFS                 4,939
Agencies                                 EN POINTE                             CFS                 3,584
Communications-NY                        CORP COMP                             CFS                 9,434
Communications-NY                        FARMSTEAD TELEPHONE GROUP             CFS                 5,997
Communications-NY                        EN POINTE                             CFS                 2,325
Communications-NY                        SFTHOUSE                              CFS                 2,970
Communications-NY                        SFTHOUSE                              CFS                 2,342
Communications-NY                        SFTHOUSE                              CFS                 1,678
Communications-NY                        SFTHOUSE                              CFS                 2,122
Communications-NY                        MICROAGE                              CFS                 2,441
Corporate Bonds-Canadians                CISCO                                 CFS                 2,870
Corporate Bonds-Corp Convertible Bonds   JENCOM                                CFS                 1,482
Corporate Bonds-High level Transaction   CISCO                                 CFS                 3,179
Corporate Bonds-High level Transaction   JENCOM                                CFS                 1,032
Corporate Bonds-High level Transaction   JENCOM                                CFS                 1,036
Corporate Bonds-out of town              CISCO                                 CFS                 9,537
Corporate-NY                             EN POINTE                             CFS                 6,281
Corporate-NY                             EN POINTE                             CFS                 2,357
Corporate-NY                             EN POINTE                             CFS                 3,632
Emerging Markets Brady Bonds             CISCO                                 CFS                 1,220
Emerging Markets Brady Bonds             CISCO                                 CFS                   661
Emerging Markets Brady Bonds             CISCO                                 CFS                 1,960
Emerging Markets Brady Bonds             CISCO                                 CFS                 1,148
Emerging Markets Brady Bonds             CISCO                                 CFS                 5,134
Emerging Markets Brady Bonds             CISCO                                 CFS                 6,343
Emerging Markets Brady Bonds             CISCO                                 CFS                 6,358
Emerging Markets Brady Bonds             CISCO                                 CFS                 5,740
Emerging Markets Brady Bonds             JENCOM                                CFS                 2,064
Emerging Markets Brady Bonds             JENCOM                                CFS                 1,036
FX Forward Yen                           CISCO                                 CFS                 3,172
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                 1,711
GSB - SHARED COST(B-6C000)               CISCO                                 CFS                 6,343
GSB - SHARED COST(B-6C000)               JENCOM                                CFS                   575
GSB - SHARED COST(B-6C000)               JENCOM                                CFS                 2,064
GSB - SHARED COST(B-6C000)               JENCOM                                CFS                 1,036
GSB-CF Kross                             SFTHOUSE                              CFS                   620
GSB-Odd Lots                             CISCO                                 CFS                 3,172
GSB-Odd Lots                             CISCO                                 CFS                 3,179
GSB-Swaps                                CISCO                                 CFS                 1,711
GSB-Swaps                                CISCO                                 CFS                 9,515
GSB-Swaps                                CISCO                                 CFS                 3,179
GSB-Swaps                                CISCO                                 CFS                 3,193
GSB-Swaps                                CISCO                                 CFS                 5,740
GSB-Swaps                                JENCOM                                CFS                   767
Headcount all                            SIEMENS                               CFS                 7,460
Headcount all                            CISCO                                 CFS                   984
Headcount all                            CISCO                                 CFS                 1,223
Headcount all                            CISCO                                 CFS                19,504
Headcount all                            CISCO                                 CFS                38,111
Headcount all                            CISCO                                 CFS                44,300
Headcount all                            CISCO                                 CFS                27,427
Headcount all                            CISCO                                 CFS                 5,386
Headcount all                            CISCO                                 CFS                 9,756
Headcount all                            ERGONOMIC                             CFS                   825
Headcount all                            ERGONOMIC                             CFS                 2,206
Headcount all                            ERGONOMIC                             CFS                14,714
Headcount all                            CISCO                                 CFS                32,481
Headcount all                            CISCO                                 CFS                16,247
Headcount all                            CISCO                                 CFS                16,256
Headcount all                            CISCO                                 CFS                21,127
Headcount all                            CISCO                                 CFS                11,375
Headcount all                            CISCO                                 CFS                16,247
Headcount all                            CISCO                                 CFS                 3,248
Headcount all                            CISCO                                 CFS                13,008
Headcount all                            CISCO                                 CFS                17,892
Headcount all                            CISCO                                 CFS                 1,654
Headcount all                            JENCOM                                CFS                 1,487
Headcount all                            JENCOM                                CFS                 2,580
Headcount all                            JENCOM                                CFS                 2,125
Headcount all                            JENCOM                                CFS                 5,986
Headcount all                            JENCOM                                CFS                 4,380
Headcount all                            JENCOM                                CFS                 3,619
Headcount all                            JENCOM                                CFS                12,165
Headcount all                            EN POINTE                             CFS                 1,291
Headcount all                            SYSTEMS                               CFS                   700
Headcount all                            NETWORK                               CFS                11,095
Headcount all                            NETWORK                               CFS                22,989
Headcount NY                             SFTHOUSE                              CFS                   591
Headcount NY                             ERGONOMIC                             CFS                 2,605
Headcount NY                             ERGONOMIC                             CFS                 1,275
Headcount NY                             EN POINTE                             CFS                 6,281
Headcount NY                             EN POINTE                             CFS                 2,357
Headcount NY                             EN POINTE                             CFS                 3,632
Headcount NY                             WESTCHESTER                           CFS                 4,705
Headcount UX                             SYSTEMS                               CFS                10,046
Headcount VX                             PIONEER                               CFS                 3,127
Headcount VX                             PIONEER                               CFS                 2,345
IES                                      BOXHILL                               CFS                14,070
IRS-CM SS/FRAS                           CISCO                                 CFS                 3,172
IRS-CM SS/FRAS                           ITS                                   CFS                 9,161
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 9,750
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 9,756
LONDON OFF THE RUNS (OTR)(B-6D000)       CISCO                                 CFS                 1,630
MUNIS-BID WANTED-NY                      CISCO                                 CFS                 2,870
MUNIS-SUPPORT-NY                         CISCO                                 CFS                 2,870
SYSTEMS DATA LINES(B-BA100)              RECOM                                 CFS                 3,317
SYSTEMS DATA LINES(B-BA100)              RECOM                                 CFS                 1,730
SYSTEMS DATA LINES(B-BA100)              RECOM                                 CFS                 2,163
SYSTEMS DATA LINES(B-BA100)              RECOM                                 CFS                 3,321
SYSTEMS DATA LINES(B-BA100)              RECOM                                 CFS                 3,245
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 9,089
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 6,545
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 3,273
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 8,972
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                19,692
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                20,535
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 2,781
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 1,831
SYSTEMS DATA LINES(B-BA100)              ERGONOMIC                             CFS                 1,877
SYSTEMS DATA LINES(B-BA100)              ERGONOMIC                             CFS                11,782
SYSTEMS DATA LINES(B-BA100)              ERGONOMIC                             CFS                 3,429
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 1,630
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                22,202
SYSTEMS DATA LINES(B-BA100)              ERGONOMIC                             CFS                 1,696
SYSTEMS DATA LINES(B-BA100)              ERGONOMIC                             CFS                 1,837
SYSTEMS DATA LINES(B-BA100)              ERGONOMIC                             CFS                11,742
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                15,896
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 6,385
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                17,220
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 1,397
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 1,640
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 9,759
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                   666
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 4,482
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 9,759
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 2,777
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                   592
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 1,972
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 3,426
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                   698
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                   820
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 4,879
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 4,482
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 4,879
SYSTEMS DATA LINES(B-BA100)              CISCO                                 CFS                 1,388
SYSTEMS DATA LINES(B-BA100)              SFTHOUSE                              CFS                   857
SYSTEMS DATA LINES(B-BA100)              ADVMOD                                CFS                 5,056
SYSTEMS DATA LINES(B-BA100)              JENCOM                                CFS                 1,087
SYSTEMS DATA LINES(B-BA100)              JENCOM                                CFS                 1,036
SYSTEMS DATA LINES(B-BA100)              JENCOM                                CFS                   522
SYSTEMS DATA LINES(B-BA100)              JENCOM                                CFS                   767
SYSTEMS DATA LINES(B-BA100)              JENCOM                                CFS                 1,637
SYSTEMS DATA LINES(B-BA100)              JENCOM                                CFS                 2,168
SYSTEMS DATA LINES(B-BA100)              EN POINTE                             CFS                 2,020
SYSTEMS DATA LINES(B-BA100)              EN POINTE                             CFS                16,276
SYSTEMS DATA LINES(B-BA100)              EN POINTE                             CFS                 2,663
SYSTEMS DATA LINES(B-BA100)              EN POINTE                             CFS                 2,034
SYSTEMS DATA LINES(B-BA100)              ELECTRO                               CFS                   657
SYSTEMS DATA LINES(B-BA100)              ELECTRO                               CFS                 2,048
SYSTEMS DATA LINES(B-BA100)              ELECTRO                               CFS                 1,366
SYSTEMS DATA LINES(B-BA100)              RECOM                                 CFS                 5,876
Systems-NY                               INFOTECH                              CFS                 1,958
Systems-NY                               CISCO                                 CFS                 1,711
Systems-NY                               ERGONOMIC                             CFS                 3,687
Systems-NY                               ERGONOMIC                             CFS                 1,825
Systems-NY                               ERGONOMIC                             CFS                 1,802
Systems-NY                               JENCOM                                CFS                 4,859
Systems-NY                               JENCOM                                CFS                 2,453
Systems-NY                               JENCOM                                CFS                 1,061
Systems-NY                               JENCOM                                CFS                 1,032
Systems-NY                               JENCOM                                CFS                 1,637
Systems-NY                               JENCOM                                CFS                 1,084
Systems-NY                               EN POINTE                             CFS                 3,836
Systems-NY                               EN POINTE                             CFS                 9,301
Systems-NY                               EN POINTE                             CFS                 5,558
Systems-NY                               EN POINTE                             CFS                   834
Systems-NY                               EN POINTE                             CFS                   920
Systems-NY                               EN POINTE                             CFS                 2,859
Systems-NY                               EN POINTE                             CFS                   834
Systems-NY                               SFTHOUSE                              CFS                 2,372
Systems-NY                               EN POINTE                             CFS                 6,057
Systems-NY                               SYSTEMS                               CFS                   700
Systems-NY                               EN POINTE                             CFS                   693
Systems-NY                               SFTHOUSE                              CFS                 1,082
Systems-NY                               SFTHOUSE                              CFS                 4,684
Systems-NY                               SFTHOUSE                              CFS                 2,407
Systems-NY                               SFTHOUSE                              CFS                   970
Systems-NY                               SFTHOUSE                              CFS                 2,347
Systems-NY                               ELECTRO                               CFS                   679
Systems-NY                               ELECTRO                               CFS                   659
Systems-NY                               SFTHOUSE                              CFS                   537
Systems-NY                               BARRY                                 CFS                 4,059
Systems-NY                               BARRY                                 CFS                 4,059
Systems-NY                               CORP COMP                             CFS                   506
Systems-NY                               SFTHOUSE                              CFS                   749
Systems-NY                               CORP COMP                             CFS                   924
Systems-NY                               CORP COMP                             CFS                 2,715
Systems-NY                               CORP COMP                             CFS                 1,257
Systems-NY                               MICROAGE                              CFS                 3,626
Systems-NY                               VANSTAR                               CFS                (2,002)
Systems-NY                               VANSTAR                               CFS                 2,827
SYSTEMS DATA LINES(B-BA100)              SFTHOUSE                              CFS                 1,143
Systems-NY                               ADVMOD                                CFS                 9,790
Systems-NY                               JENCOM                                CFS                 1,146
Systems-NY                               SFTHOUSE                              CFS                 2,365
Systems-NY                               SFTHOUSE                              CFS                 1,082
Systems-NY                               SFTHOUSE                              CFS                 2,356
Systems-NY                               SFTHOUSE                              CFS                   736
Systems-NY                               SPARTAN                               CFS                   559
Systems-NY                               CORP COMP                             CFS                 1,810
Systems-NY                               MICROAGE                              CFS                 4,998
Systems-NY                               MICROAGE                              CFS                 1,342
Headcount NY                             EN POINTE                             CFS                 2,807
SYSTEMS DATA LINES(B-BA100)              VANSTAR                               CFS                20,016
Systems-NY                               AUTO-TROL                             CFS                24,897
Systems-NY                               EN POINTE                             CFS                 2,298
Systems-NY                               SFTHOUSE                              CFS                 1,623
Systems-NY                               SPARTAN                               CFS                 1,865
Systems-NY                               SFTHOUSE                              CFS                   999
Systems-NY                               CORP COMP                             CFS                   905
Headcount all                            CISCO                                 CFS                   980
Headcount all                            CISCO                                 CFS                   574
Headcount NY                             EN POINTE                             CFS                 5,925
Systems-NY                               INFOTECH                              CFS                 6,162
Systems-NY                               ERGONOMIC                             CFS                   926
Systems-NY                               ERGONOMIC                             CFS                 3,172
Systems-NY                               ERGONOMIC                             CFS                 1,613
Systems-NY                               ERGONOMIC                             CFS                 3,163
Systems-NY                               ERGONOMIC                             CFS                13,295
Systems-NY                               ERGONOMIC                             CFS                 2,384
Systems-NY                               CISCO                                 CFS                 3,672
Systems-NY                               JENCOM                                CFS                   702
Systems-NY                               ASK                                   CFS                   682
Systems-NY                               AVNET                                 CFS                 3,449
Systems-NY                               SFTHOUSE                              CFS                 2,372
Systems-NY                               SFTHOUSE                              CFS                 1,202
Systems-NY                               BARRY                                 CFS                 2,030
Systems-NY                               BARRY                                 CFS                 6,089
Systems-NY                               SFTHOUSE                              CFS                 4,134
Systems-NY                               TELELINE                              CFS                10,836
LONDON OFF THE RUNS (OTR)(B-6D000)       JENCOM                                CFS                 1,910
Office Services-NY                       EN POINTE                             CFS                 5,925
SYSTEMS - TO BE ALLOCATED(B-BA500)       ADVMOD                                CFS                 1,632
SYSTEMS DATA LINES(B-BA100)              SFTHOUSE                              CFS                 1,143
SYSTEMS DATA LINES(B-BA100)              VANSTAR                               CFS                20,016
Systems-Mercury Teledata-NY              MICROAGE                              CFS                 2,407
Systems-NY                               ENTEX INFO. SERVICES, INC             CFS                 6,582
Systems-NY                               ERGONOMIC                             CFS                13,408
Systems-NY                               ADVMOD                                CFS                 3,263
Systems-NY                               JENCOM                                CFS                   926
Systems-NY                               SFTHOUSE                              CFS                 2,365
Systems-NY                               SFTHOUSE                              CFS                 2,356
Systems-NY                               SFTHOUSE                              CFS                   736
Systems-NY                               CORP COMP                             CFS                 2,715
Systems-NY                               MICROAGE                              CFS                 4,998
Systems-NY                               MICROAGE                              CFS                 1,342
CANTOR DIGITAL SPEED(B-AV007)            IBM                                   CFS                 2,430
ITD-Sales General                        SOFTWARE HOUSE                        CFS                   772
SYSTEMS DATA LINES(B-BA100)              Conrac Technology, Inc.               CFS                16,951
Systems-NY                               Visigenic Software Inc.               CFS                25,306
Systems-NY                               SOFTWARE HOUSE                        CFS                 1,989
Systems-NY                               SOFTWARE HOUSE                        CFS                 4,717
Systems-NY                               SOFTWARE HOUSE                        CFS                 7,850
Systems-NY                               SOFTWARE HOUSE                        CFS                   867
Systems-NY                               Neoware Systems, Inc.                 CFS                   778
Systems-NY                               INFO TECH                             CFS                   971
Systems-NY                               GEO Train Corporation                 CFS                 1,895
Systems-NY                               BARRY ELECTRONICS CORP.               CFS                 4,059
Systems-NY                               INMAC                                 CFS                 1,298
Systems-NY                               MASTERING COMPUTERS, INC.             CFS                 2,190
ITD-Chicago                              SYSTEMS                               CFS                 7,231
MMI-NY                                   SOFTWARE HOUSE                        CFS                 2,313
SYSTEMS - TO BE ALLOCATED(B-BA500)       VARIOUS                               CFS                   424
Systems-NY                               VARIOUS                               CFS                   327
Systems-NY                               SOFTWARE HOUSE                        CFS                41,742
Systems-NY                               CISCO                                 CFS                32,476
Systems-NY                               Jencom                                CFS                 3,128
Tax-NY                                   Computer Language                     CFS                13,341
Systems-NY                               Software House                        CFS                 2,464
Systems-NY                               ERGONOMIC                             CFS                 4,411
SYSTEMS - TO BE ALLOCATED(B-BA500)       TELELINE                              CFS                22,570
Systems-NY                               REUTERS                               CFS                   974
Canadians Coupons-Toronto                INTERDEPARTMENTAL TRANSFERS           CFS                  (400)
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 1,500
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 3,600
GSB-Odd Lots                             INTERDEPARTMENTAL TRANSFERS           CFS                 1,800
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                (1,800)
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                (3,200)
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                   (25)
MBSB-GNMA                                INTERDEPARTMENTAL TRANSFERS           CFS                   800
MBSB-GNMA                                INTERDEPARTMENTAL TRANSFERS           CFS                    25
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (400)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (160)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                     -
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (160)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,500)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,200)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   300
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   100
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                 1,600
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   (60)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (2,000)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,600)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   200
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                     -
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                 1,600
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                 1,200
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                     -
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   400
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                 1,400
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   500
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   (75)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   100
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   (40)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   150
                                         INTERDEPARTMENTAL TRANSFERS           CFS                (1,258)
Canadians Coupons-Toronto                INTERDEPARTMENTAL TRANSFERS           CFS                   629
CONNECTICUT SALES GENERAL                INTERDEPARTMENTAL TRANSFERS           CFS                 1,257
Emerging Markets Brady Bonds             INTERDEPARTMENTAL TRANSFERS           CFS                   629
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                     1
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 1,557
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                    84
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                  (629)
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 1,433
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                   629
GSB-CF Kross                             INFOTECH                              CFS                 2,443
GSB-CURVE(B-63CUR)                       INTERDEPARTMENTAL TRANSFERS           CFS                 1,257
GSB-Odd Lots                             INTERDEPARTMENTAL TRANSFERS           CFS                 1,049
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                 1,257
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                  (384)
Headcount all                            CISCO                                 CFS               (40,000)
IRS-CM Mediums                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,049
IRS-CM SS/FRAS                           INTERDEPARTMENTAL TRANSFERS           CFS                  (629)
LDC Options                              INTERDEPARTMENTAL TRANSFERS           CFS                 1,258
Munis NY PR                              ERGONOMIC GROUP                       CFS                 2,930
MUNIS-BID WANTED-NY                      INTERDEPARTMENTAL TRANSFERS           CFS                (1,257)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (496)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,196)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (2,515)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,557)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (3,255)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                 3,594
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   516
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,562)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                 2,112
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,436)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   981
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                    58
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   726
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   (84)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (629)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (3,146)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                    83
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,266)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   (92)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (146)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                (2,515)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                  (561)
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                   576
CONNECTICUT SALES GENERAL                INTERDEPARTMENTAL TRANSFERS           CFS                 3,773
CONNECTICUT SALES GENERAL                INTERDEPARTMENTAL TRANSFERS           CFS                 1,496
EM SUPPORT(B-EM350)                      INTERDEPARTMENTAL TRANSFERS           CFS                  (632)
Emerging Markets Brady Bonds             INTERDEPARTMENTAL TRANSFERS           CFS                  (620)
Equities Development                     SOFTWARE HOUSE                        CFS                 1,938
FX Options-Exotic - NY                   INTERDEPARTMENTAL TRANSFERS           CFS                   230
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                (1,257)
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 2,118
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                   280
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                  (461)
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                (1,645)
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                 1,258
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                   620
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                 1,306
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                   618
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                 1,645
GSB-CF Kross                             CISCO                                 CFS                14,458
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                (1,557)
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                (3,622)
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                  (618)
Infrastructure                           TELENEX CORPORATION                   CFS                 4,978
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 2,107
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (140)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (520)
Infrastructure                           WHITE SANDS TECHNOLOGY                CFS                 6,483
Infrastructure                           CISCO                                 CFS                 5,171
Infrastructure                           CISCO                                 CFS                31,034
Infrastructure                           AMERITECH                             CFS                   790
Project-Emerging Markets                 INTERDEPARTMENTAL TRANSFERS           CFS                 1,257
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (208)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                   (69)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (664)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (276)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (520)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (144)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (2,516)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,496)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (213)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (576)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,470)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (981)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (380)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (140)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,075)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   313
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   (14)
Tokyo-Back Office                        INTERDEPARTMENTAL TRANSFERS           CFS                 3,622
Tokyo-Back Office                        INTERDEPARTMENTAL TRANSFERS           CFS                   632
                                         INTERDEPARTMENTAL TRANSFERS           CFS                 1,257
                                         INTERDEPARTMENTAL TRANSFERS           CFS                (4,026)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                (1,557)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                  (140)
103 PROJECT(B-AZ600)                     INTERDEPARTMENTAL TRANSFERS           CFS                (1,736)
Architecture                             INFOTECH                              CFS                 6,985
CDS                                      INTERDEPARTMENTAL TRANSFERS           CFS                 1,470
CDS                                      INTERDEPARTMENTAL TRANSFERS           CFS                   123
CDS                                      CISCO SYSTEMS                         CFS                 4,472
CDS                                      CISCO SYSTEMS                         CFS                15,517
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                    54
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                 3,448
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                    56
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                 1,970
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                 2,054
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                   347
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                 1,209
Central Development                      WINMILL SOFTWARE                      CFS                68,835
Communications-NY                        INTERDEPARTMENTAL TRANSFERS           CFS                  (605)
EM South african Gilts                   INTERDEPARTMENTAL TRANSFERS           CFS                (3,914)
Emerging Markets Brady Bonds             INTERDEPARTMENTAL TRANSFERS           CFS                   114
FCM DESK                                 FRONTIER CONFERTECH                   CFS                46,502
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                 1,751
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                 2,200
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                   132
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                   960
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                 1,970
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                 1,036
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                   520
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                    31
Futures-CME Chicago                      INTERDEPARTMENTAL TRANSFERS           CFS                 1,557
Futures-CME Chicago                      INTERDEPARTMENTAL TRANSFERS           CFS                   140
Futures-CME Chicago                      INTERDEPARTMENTAL TRANSFERS           CFS                   518
Futures-CME Chicago                      INTERDEPARTMENTAL TRANSFERS           CFS                 1,736
FX Options-NY                            INTERDEPARTMENTAL TRANSFERS           CFS                 1,151
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                  (760)
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 2,515
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                  (632)
GSB Chicago                              INTERDEPARTMENTAL TRANSFERS           CFS                   720
GSB Chicago                              INTERDEPARTMENTAL TRANSFERS           CFS                (2,014)
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                 2,011
GSB-CURVE(B-63CUR)                       INTERDEPARTMENTAL TRANSFERS           CFS                 1,258
GSB-Intermediate                         INTERDEPARTMENTAL TRANSFERS           CFS                   632
GSB-Odd Lots                             INTERDEPARTMENTAL TRANSFERS           CFS                  (518)
GSB-Proprietary Desk                     INTERDEPARTMENTAL TRANSFERS           CFS                 2,013
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                (2,515)
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                  (632)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   288
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   179
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   760
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,495
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 3,914
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 2,012
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 2,014
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 3,788
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 9,232
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 2,140
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   553
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 3,472
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   440
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   437
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 3,064
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   605
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 2,236
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,470
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 6,176
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,210
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,036
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,070
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   210
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   396
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   276
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   230
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   932
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,944
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 4,893
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   151
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                    12
Infrastructure                           TELENEX CORP                          CFS                   790
Infrastructure                           TELENEX                               CFS                 3,377
Infrastructure                           SOFTWARE HOUSE                        CFS                   625
Infrastructure                           SOFTWARE HOUSE                        CFS                 1,305
Infrastructure                           SOFTWARE HOUSE                        CFS                 5,560
IRS-CM SS/FRAS                           INTERDEPARTMENTAL TRANSFERS           CFS                  (632)
ITD Sales-LA                             INTERDEPARTMENTAL TRANSFERS           CFS                (3,788)
MUNIS-BID WANTED-NY                      INTERDEPARTMENTAL TRANSFERS           CFS                (2,514)
Power                                    INTERDEPARTMENTAL TRANSFERS           CFS                  (755)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (496)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS               (30,004)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (553)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                (1,748)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                   (79)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (576)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                (1,521)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (230)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (415)
SYSTEMS - TO BE ALLOCATED(B-BA500)       DELL COMPUTERS                        CFS                39,100
SYSTEMS - TO BE ALLOCATED(B-BA500)       DELL COMPUTERS                        CFS                27,041
SYSTEMS - TO BE ALLOCATED(B-BA500)       DELL COMPUTERS                        CFS                14,495
SYSTEMS - TO BE ALLOCATED(B-BA500)       ADVANCED MODULAR                      CFS                22,337
SYSTEMS - TO BE ALLOCATED(B-BA500)       CISCO SYSTEMS                         CFS                28,434
Systems Administration                   INTERDEPARTMENTAL TRANSFERS           CFS                   648
Systems Administration                   INTERDEPARTMENTAL TRANSFERS           CFS                 1,708
Systems Administration                   INTERDEPARTMENTAL TRANSFERS           CFS                   674
Systems-Mercury Teledata-NY              INTERDEPARTMENTAL TRANSFERS           CFS                (1,751)
Systems-Mercury Teledata-NY              INTERDEPARTMENTAL TRANSFERS           CFS                (1,296)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (325)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (480)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (288)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (179)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,257)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (720)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   (54)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   213
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (5,196)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                 1,977
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (2,200)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (572)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (437)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   (56)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (3,064)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (605)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (851)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (2,236)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (960)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,470)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,470)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (605)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,970)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,468)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                 1,521
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (210)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,070)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   230
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (173)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (751)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (932)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (648)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (4,893)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (151)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   (31)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (123)
                                         INTERDEPARTMENTAL TRANSFERS           CFS               (27,871)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                (4,455)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                  (468)
Architecture                             INFOTECH                              CFS                 1,829
CDS                                      INTERDEPARTMENTAL TRANSFERS           CFS                   (69)
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                    88
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                   593
Communications-NY                        INTERDEPARTMENTAL TRANSFERS           CFS                 2,054
EM ADR                                   INTERDEPARTMENTAL TRANSFERS           CFS                 5,030
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                 1,970
Futures-CME Chicago                      INTERDEPARTMENTAL TRANSFERS           CFS                 1,258
Futures-CME Chicago                      INTERDEPARTMENTAL TRANSFERS           CFS                 2,491
Futures-CME Chicago                      INTERDEPARTMENTAL TRANSFERS           CFS                   280
FX Forward Yen                           INTERDEPARTMENTAL TRANSFERS           CFS                  (754)
FX Options-NY                            INTERDEPARTMENTAL TRANSFERS           CFS                 2,012
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 2,012
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 4,609
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                   236
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                   632
GSB Chicago                              INTERDEPARTMENTAL TRANSFERS           CFS                  (934)
GSB Chicago                              INTERDEPARTMENTAL TRANSFERS           CFS                   (48)
GSB Chicago                              INTERDEPARTMENTAL TRANSFERS           CFS                 1,222
GSB Chicago                              CISCO SYSTEMS, INC                    CFS                43,705
GSB-Bills                                INTERDEPARTMENTAL TRANSFERS           CFS                   754
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                 2,011
GSB-Proprietary Desk                     INTERDEPARTMENTAL TRANSFERS           CFS                 1,257
GSB-Proprietary Desk                     INTERDEPARTMENTAL TRANSFERS           CFS                 2,337
GSB-Proprietary Desk                     INTERDEPARTMENTAL TRANSFERS           CFS                   140
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                  (754)
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                (2,491)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   457
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (719)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (804)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (561)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                (1,154)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                (1,098)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (141)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (625)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (347)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   138
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   312
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                (5,030)
Infrastructure                           COLORGRAPHIC                          CFS                   612
Infrastructure                           SUFTWARE HOUSE                        CFS                 1,908
Infrastructure                           SOFTWARE HOUSE                        CFS                    67
Infrastructure                           SOFTWARE HOUSE                        CFS                 2,636
Infrastructure                           SOFTWARE HOUSE                        CFS                   482
Infrastructure                           AMERITECH                             CFS                 2,085
IRS-CM SS/FRAS                           INTERDEPARTMENTAL TRANSFERS           CFS                  (140)
ITD Sanfran                              INTERDEPARTMENTAL TRANSFERS           CFS                (3,788)
ITD-Chicago                              INTERDEPARTMENTAL TRANSFERS           CFS                 3,788
LONDON OFF THE RUNS (OTR)(B-6D000)       INTERDEPARTMENTAL TRANSFERS           CFS                (1,557)
LONDON OFF THE RUNS (OTR)(B-6D000)       INTERDEPARTMENTAL TRANSFERS           CFS                  (632)
MMI-NY                                   INTERDEPARTMENTAL TRANSFERS           CFS                 1,257
Project-Emerging Markets                 INTERDEPARTMENTAL TRANSFERS           CFS                (1,257)
Sec Lending-NY                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,258
Sec Lending-NY                           INTERDEPARTMENTAL TRANSFERS           CFS                   561
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (457)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                (8,708)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS               (25,388)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (488)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (605)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS               (11,200)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                   (69)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (288)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (611)
SYSTEMS - TO BE ALLOCATED(B-BA500)       TELELINE CANADA LTD                   CFS                29,552
Systems Data Processing-LA               INTERDEPARTMENTAL TRANSFERS           CFS                20,878
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (975)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,257)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (132)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (660)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,040)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (124)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (520)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                   288
Tokyo-Back Office                        INTERDEPARTMENTAL TRANSFERS           CFS                  (611)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                (2,349)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                (8,663)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                (2,507)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                  (538)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                  (113)
                                         INTERDEPARTMENTAL TRANSFERS           CFS                  (987)
103 PROJECT(B-AZ600)                     INTERDEPARTMENTAL TRANSFERS           CFS                  (754)
103 PROJECT(B-AZ600)                     INTERDEPARTMENTAL TRANSFERS           CFS                  (623)
Accounting-NY                            INTERDEPARTMENTAL TRANSFERS           CFS                   755
Accounting-NY                            INTERDEPARTMENTAL TRANSFERS           CFS                   623
Agencies                                 INTERDEPARTMENTAL TRANSFERS           CFS                   453
CDS                                      INTERDEPARTMENTAL TRANSFERS           CFS                   172
CDS                                      INTERDEPARTMENTAL TRANSFERS           CFS                  (312)
CDS                                      INTERDEPARTMENTAL TRANSFERS           CFS                   149
CDS                                      SOFTWAREHOUSE INTERNATIONAL. INC.     CFS                   653
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                   923
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                 1,049
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                   (48)
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                   208
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                    97
Central Development                      INTERDEPARTMENTAL TRANSFERS           CFS                   126
Communications-NY                        INTERDEPARTMENTAL TRANSFERS           CFS                   332
CONNECTICUT SALES GENERAL                INTERDEPARTMENTAL TRANSFERS           CFS                   754
Corporate Bonds-Support                  INTERDEPARTMENTAL TRANSFERS           CFS                  (934)
Corporate Bonds-Support                  INTERDEPARTMENTAL TRANSFERS           CFS                   (84)
Corporate-NY                             INTERDEPARTMENTAL TRANSFERS           CFS                  (633)
EM ADR                                   INTERDEPARTMENTAL TRANSFERS           CFS                   561
EM SUPPORT(B-EM350)                      INTERDEPARTMENTAL TRANSFERS           CFS                  (561)
Emerging Markets Brady Bonds             INTERDEPARTMENTAL TRANSFERS           CFS                   259
Emerging Markets Brady Bonds             INTERDEPARTMENTAL TRANSFERS           CFS                  (755)
Emerging Markets-Mexican Desk            INTERDEPARTMENTAL TRANSFERS           CFS                   253
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                 1,154
Fixed Income Development                 INTERDEPARTMENTAL TRANSFERS           CFS                   622
FX Options-NY                            INTERDEPARTMENTAL TRANSFERS           CFS                 2,621
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                    31
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                   590
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                   633
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 9,630
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                  (432)
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 3,363
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 7,681
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                 3,788
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                   197
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                   235
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                  (253)
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                   987
GSB - SHARED COST(B-6C000)               INTERDEPARTMENTAL TRANSFERS           CFS                46,992
GSB Chicago                              INTERDEPARTMENTAL TRANSFERS           CFS                   538
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                   950
GSB-CF Kross                             INTERDEPARTMENTAL TRANSFERS           CFS                 1,661
GSB-Proprietary Desk                     INTERDEPARTMENTAL TRANSFERS           CFS                 1,946
GSB-Swaps                                INTERDEPARTMENTAL TRANSFERS           CFS                (3,376)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   288
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   107
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (472)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   396
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (172)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,192
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,500
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   302
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (754)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   280
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                (3,788)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                     -
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   262
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                (1,049)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (132)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (262)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   926
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   253
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (500)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                   139
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 1,640
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                (1,874)
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                 3,162
Infrastructure                           INTERDEPARTMENTAL TRANSFERS           CFS                  (229)
Infrastructure                           DELL                                  CFS                 1,352
Infrastructure                           SOFTWAREHOUSE INTERNATIONAL. INC.     CFS                 2,466
ITD Portfolio Trading-NY                 INTERDEPARTMENTAL TRANSFERS           CFS                  (754)
ITD Sales-LA                             INTERDEPARTMENTAL TRANSFERS           CFS                (3,788)
ITD Sanfran                              INTERDEPARTMENTAL TRANSFERS           CFS                 3,788
ITD-Boston                               INTERDEPARTMENTAL TRANSFERS           CFS                  (302)
ITD-Chicago                              INTERDEPARTMENTAL TRANSFERS           CFS                  (934)
ITD-Sales General                        INTERDEPARTMENTAL TRANSFERS           CFS                   432
LDC Options                              INTERDEPARTMENTAL TRANSFERS           CFS                  (755)
MBSB-GNMA                                INTERDEPARTMENTAL TRANSFERS           CFS                 3,759
MUNIS-BID WANTED-NY                      INTERDEPARTMENTAL TRANSFERS           CFS                  (906)
MUNIS-SUPPORT-NY                         INTERDEPARTMENTAL TRANSFERS           CFS                (1,571)
Power                                    INTERDEPARTMENTAL TRANSFERS           CFS                 1,660
Power                                    INTERDEPARTMENTAL TRANSFERS           CFS                 1,880
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                (8,496)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                (1,584)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (754)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                (7,681)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                (8,957)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS               (25,606)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS               (13,212)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (247)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                (4,480)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (235)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS                  (404)
SYSTEMS - TO BE ALLOCATED(B-BA500)       INTERDEPARTMENTAL TRANSFERS           CFS               (55,793)
SYSTEMS - TO BE ALLOCATED(B-BA500)       BRIDGE INFORMATION SYSTEMS            CFS               116,323
SYSTEMS - TO BE ALLOCATED(B-BA500)       DELL                                  CFS                39,100
SYSTEMS - TO BE ALLOCATED(B-BA500)       DELL                                  CFS                14,008
Systems-Mercury Teledata-NY              INTERDEPARTMENTAL TRANSFERS           CFS                   (31)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (950)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (116)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (934)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (167)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (275)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (926)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (2,158)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (363)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,264)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (6,560)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (2,200)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (4,350)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                  (396)
Systems-NY                               INTERDEPARTMENTAL TRANSFERS           CFS                (1,640)
Tokyo-Back Office                        INTERDEPARTMENTAL TRANSFERS           CFS                   754
Tokyo-Back Office                        INTERDEPARTMENTAL TRANSFERS           CFS                   754
Accounting-NY                            WESTCORP SOFTWARE SYSTEMS             CFS                 1,219
Architecture                             PERFORCE                              CFS                 6,495
Architecture                             SOFTWARE HOUSE                        CFS                13,772
Architecture                             RATIONAL SOFTWARE                     CFS                13,275
Architecture                             ROGUE WAVE SOFTWARE                   CFS               123,189
Central Development                      EMBARCADERO TECHNOLOGIES              CFS                 1,959
Infrastructure                           INFOTECH                              CFS                 7,737
Infrastructure                           CISCO SYSTEMS                         CFS               222,177
Infrastructure                           CISCO SYSTEMS                         CFS                 2,004
Infrastructure                           CISCO SYSTEMS                         CFS                12,823
Infrastructure                           CISCO SYSTEMS                         CFS                 6,008
Infrastructure                           CISCO SYSTEMS                         CFS                50,490
Infrastructure                           CISCO SYSTEMS                         CFS                61,704
Infrastructure                           CISCO SYSTEMS                         CFS                26,458
Infrastructure                           SOFTWARE HOUSE                        CFS                   692
Infrastructure                           SUN MICROSYSTEMS                      CFS                 2,376
Infrastructure                           PLATINUM TECHNOLOGY                   CFS                 7,224
SYSTEMS - TO BE ALLOCATED(B-BA500)       TELELINE                              CFS                11,096
Accounting-NY                            SOFTWARE HOUSE INTERNATIONAL          CFS                 2,077
Fixed Income Development                 SOFTWARE HOUSE INTERNATIONAL          CFS                 2,421
GSB Chicago                              CISCO SYSTEMS                         CFS                 8,128
Infrastructure                           OMTOOL                                CFS                12,513
Infrastructure                           CISCO SYSTEMS                         CFS                37,290
Infrastructure                           CISCO SYSTEMS                         CFS                12,831
Infrastructure                           CISCO SYSTEMS                         CFS                 8,128
Infrastructure                           CISCO SYSTEMS                         CFS                32,077
Infrastructure                           CISCO SYSTEMS                         CFS                31,409
Infrastructure                           CISCO SYSTEMS                         CFS                47,456
Infrastructure                           CISCO SYSTEMS                         CFS                 6,495
Infrastructure                           CISCO SYSTEMS                         CFS                 1,836
Infrastructure                           SOFTWARE HOUSE INTERNATIONAL          CFS                 2,923
Infrastructure                           PIONEER                               CFS                 3,048
SYSTEMS - TO BE ALLOCATED(B-BA500)       BRIDGE                                CFS                29,163
SYSTEMS - TO BE ALLOCATED(B-BA500)       INFOTECH                              CFS                21,387
SYSTEMS - TO BE ALLOCATED(B-BA500)       CISCO SYSTEMS                         CFS                31,315
SYSTEMS - TO BE ALLOCATED(B-BA500)       JAN-TRONICS                           CFS                 5,456
SYSTEMS - TO BE ALLOCATED(B-BA500)       TELELINE                              CFS                 9,905
                                                                                            ------------
                                                                               CFS Total       7,794,966
                                                                                            ------------
                                                                               Grand Total     8,577,144
                                                                                            ------------


     DEPTNAME                               NBV as of 06/25/99     ADD BACK         NBV as of 0.3/10/99
Communications-LA                                     64.32          38.59                  102.91
Systems Data Processing-LA                           214.68         128.81                  343.49
Systems Data Processing-LA                           206.10         123.66                  329.76
Communications-LA                                    179.53         107.72                  287.24
Systems Data Processing-LA                           824.40         494.64                1,319.05
Systems Data Processing-LA                           266.24         159.74                  425.99
Systems Data Processing-LA                           260.88         156.53                  417.41
Communications-LA                                    319.55         191.73                  511.27
Systems Data Processing-LA                           593.24         355.95                  949.19
Systems Data Processing-LA                           126.38          75.83                  202.21
Systems Data Processing-LA                           162.32          97.39                  259.72
Systems Data Processing-LA                           130.46          78.27                  208.73
Systems Data Processing-LA                            84.00          50.40                  134.40
Systems Data Processing-LA                           122.83          36.85                  159.67
Systems Data Processing-LA                           360.15         108.05                  468.20
Systems Data Processing-LA                         3,188.93         478.34                3,667.27
ITD - Data Processing                              2,276.38         341.46                2,617.84
Systems Data Processing-LA                           525.54          78.83                  604.37
Systems Data Processing-LA                         2,288.67         343.30                2,631.97
Emerging Markets Brady Bonds                         996.90         149.54                1,146.44
Emerging Markets Euro Bonds                          988.42         148.26                1,136.68
ITD Clearing-LA                                      464.53          69.68                  534.21
ITD-Dallas                                           565.55          84.83                  650.38
ITD-Sales General                                  2,433.61         365.04                2,798.66
LDC Options                                          498.45          74.77                  573.22
Systems Data Processing-LA                           408.78          61.32                  470.10
Emerging Markets Brady Bonds                         397.11          59.57                  456.67
Emerging Markets Brady Bonds                       3,142.54         471.38                3,613.92
Emerging Markets Brady Bonds                         897.87         134.68                1,032.55
Emerging Markets Brady Bonds                         448.93          67.34                  516.27
Emerging Markets Euro Bonds                          897.87         134.68                1,032.55
LDC Options                                          448.93          67.34                  516.27
Emerging Markets Brady Bonds                         397.11          59.57                  456.67
Emerging Markets Brady Bonds                         494.21          74.13                  568.34
Emerging Markets Brady Bonds                         448.93          67.34                  516.27
Emerging Markets Brady Bonds                         448.93          67.34                  516.27
Emerging Markets Brady Bonds                         448.93          67.34                  516.27
ITD-Sales General                                    675.53         101.33                  776.86
LDC Options                                          448.93          67.34                  516.27
LDC Options                                          416.25          62.44                  478.69
OTC-CONVERTIBLE -2B INV(B-21B00)                     919.82         137.97                1,057.79
Systems Data Processing-LA                           158.31          23.75                  182.06
Emerging Markets Brady Bonds                         636.33          95.45                  731.78
Emerging Markets Brady Bonds                         439.86          65.98                  505.84
Emerging Markets Brady Bonds                         198.62          29.79                  228.42
Emerging Markets Brady Bonds                         164.88          24.73                  189.61
Emerging Markets Brady Bonds                         549.55          82.43                  631.98
Emerging Markets Brady Bonds                         164.88          24.73                  189.61
Emerging Markets Brady Bonds                         549.68          82.45                  632.14
Emerging Markets Brady Bonds                         274.77          41.22                  315.99
Emerging Markets Brady Bonds                         507.48          76.12                  583.60
Emerging Markets Euro Bonds                          244.37          36.65                  281.02
Emerging Markets Euro Bonds                          305.30          45.80                  351.10
Emerging Markets Euro Bonds                          305.38          45.81                  351.19
Emerging Markets Euro Bonds                          152.65          22.90                  175.55
Emerging Markets Euro Bonds                          281.93          42.29                  324.22
ITD Clearing-LA                                      203.60          30.54                  234.14
ITD Clearing-LA                                      438.22          65.73                  503.96
ITD-Sales General                                    197.66          29.65                  227.30
ITD-Sales General                                  4,116.48         617.47                4,733.95
ITD-Sales General                                    526.75          79.01                  605.76
ITD-Sales General                                  1,210.88         181.63                1,392.51
LDC Options                                          122.18          18.33                  140.51
LDC Options                                          152.65          22.90                  175.55
LDC Options                                          152.69          22.90                  175.59
LDC Options                                          140.97          21.15                  162.11
LDC Options                                          153.96          23.09                  177.05
Sec Lending-NY                                       146.62          21.99                  168.61
Sec Lending-NY                                       183.18          27.48                  210.66
Sec Lending-NY                                       183.23          27.48                  210.71
Sec Lending-NY                                       169.16          25.37                  194.53
Emerging Markets Brady Bonds                         761.64         114.25                  875.88
Emerging Markets Brady Bonds                       1,078.17         161.73                1,239.89
Emerging Markets Brady Bonds                         153.96          23.09                  177.05
Emerging Markets Brady Bonds                       1,720.77         258.11                1,978.88
Emerging Markets Euro Bonds                        1,720.77         258.11                1,978.88
ISG Sales-NY                                       1,184.19         177.63                1,361.82
ITD-Sales General                                    235.69          35.35                  271.04
ITD-Sales General                                  1,180.20         177.03                1,357.23
ITD-Sales General                                    526.75          79.01                  605.76
LDC Options                                        1,078.17         161.73                1,239.89
LDC Options                                          153.96          23.09                  177.05
Communications-LA                                    215.14          32.27                  247.41
Emerging Markets Brady Bonds                         489.22          73.38                  562.61
Emerging Markets Brady Bonds                       1,650.19         247.53                1,897.72
Emerging Markets Brady Bonds                       1,013.26         151.99                1,165.25
Emerging Markets Brady Bonds                         195.96          29.39                  225.35
Emerging Markets Euro Bonds                          271.79          40.77                  312.56
Emerging Markets Euro Bonds                          916.77         137.52                1,054.29
Emerging Markets Euro Bonds                          748.22         112.23                  860.46
Emerging Markets Euro Bonds                          562.92          84.44                  647.36
ITD Portfolio Trading-NY                             452.94          67.94                  520.88
ITD Portfolio Trading-NY                           1,021.46         153.22                1,174.68
ITD Portfolio Trading-NY                           1,314.31         197.15                1,511.45
ITD Portfolio Trading-NY                             455.59          68.34                  523.92
ITD Portfolio Trading-NY                             415.26          62.29                  477.55
LDC Options                                          550.06          82.51                  632.57
LDC Options                                          337.75          50.66                  388.42
Sec Lending-NY                                       550.06          82.51                  632.57
Sec Lending-NY                                       337.75          50.66                  388.42
Systems Data Processing-LA                           215.14          32.27                  247.41
Accounting LA                                        261.36          39.20                  300.56
Communications-LA                                    267.80          40.17                  307.97
Corporate LA Management                              624.87          93.73                  718.60
Futures-Allocated                                    357.07          53.56                  410.63
Futures-CBOT Chicago                                 535.61          80.34                  615.95
Futures-CME Chicago                                  312.44          46.87                  359.30
Futures-NY Sales                                     267.80          40.17                  307.97
ISG Sales-NY                                       1,160.48         174.07                1,334.55
ITD CF Parallax                                      312.44          46.87                  359.30
ITD Clearing-LA                                      958.31         143.75                1,102.06
ITD Clearing-LA                                      490.97          73.65                  564.62
ITD Listed Sales-LA                                  535.61          80.34                  615.95
ITD OTC-NY                                         1,249.75         187.46                1,437.21
ITD Portfolio Trading-NY                             312.44          46.87                  359.30
ITD Sales-LA                                         892.68         133.90                1,026.58
ITD-Boston                                           446.34          66.95                  513.29
ITD-Chicago                                          446.34          66.95                  513.29
ITD-Dallas                                           490.97          73.65                  564.62
ITD-International-NY                                 401.70          60.26                  461.96
ITD-Sales General                                  1,294.38         194.16                1,488.54
ITD-Sales General                                  2,456.13         368.42                2,824.55
LDC Options                                          207.60          31.14                  238.74
LDC Options                                          348.48          52.27                  400.75
NY OPERATONS IN L.A.(B-25I50)                      1,219.67         182.95                1,402.62
NY OPERATONS IN L.A.(B-25I50)                        624.87          93.73                  718.60
Office Services-LA                                   223.17          33.48                  256.64
Sec Lending-NY                                       758.13         113.72                  871.85
Sec Lending-NY                                       609.83          91.48                  701.31
Sec Lending-NY                                       312.44          46.87                  359.30
Futures-Allocated                                    369.66          55.45                  425.11
Futures-CBOT Chicago                                 554.49          83.17                  637.66
Futures-CME Chicago                                  323.45          48.52                  371.97
Futures-NY Sales                                     277.24          41.59                  318.83
ISG Sales-NY                                       1,201.39         180.21                1,381.60
ISG Sales-NY                                         196.35          29.45                  225.80
ISG Sales-NY                                         209.19          31.38                  240.57
ISG Sales-NY                                         259.66          38.95                  298.61
Sec Lending-NY                                       323.45          48.52                  371.97
Systems Data Processing-LA                           496.74          74.51                  571.25
Systems Data Processing-LA                           496.74          74.51                  571.25
Futures-CBOT Chicago                               1,885.55         282.83                2,168.38
Futures-CBOT Chicago                                 911.95         136.79                1,048.75
ITD OTC-NY                                         5,814.91         872.24                6,687.14
ITD Portfolio Trading-NY                             810.37         121.56                  931.92
ITD Sanfran                                          754.58         113.19                  867.76
ITD Sanfran                                          255.76          38.36                  294.13
ITD-Sales General                                    475.12          71.27                  546.39
ITD-Sales General                                  1,982.33         297.35                2,279.68
ITD-Sales General                                    881.75         132.26                1,014.01
ITD-Sales General                                  1,967.00         295.05                2,262.05
ITD-Sales General                                  1,755.83         263.37                2,019.21
Sec Lending-NY                                     2,987.91         448.19                3,436.09
Sec Lending-NY                                     2,854.06         428.11                3,282.17
Sec Lending-NY                                     1,804.88         270.73                2,075.61
Sec Lending-NY                                     1,368.26         205.24                1,573.50
Systems Data Processing-LA                          (496.74)        (74.51)                (571.25)
ITD-Sales General                                 (1,486.75)       (223.01)              (1,709.76)
ITD-Sales General                                 (1,475.25)       (221.29)              (1,696.53)
ITD-Sales General                                   (877.92)       (131.69)              (1,009.60)
Futures-CBOT Chicago                               1,217.93         182.69                1,400.62
ITD OTC-NY                                           971.44         145.72                1,117.16
ITD Portfolio Trading-NY                           1,102.07         165.31                1,267.38
ITD-Sales General                                    468.30          70.24                  538.54
ITD-Sales General                                    377.02          56.55                  433.58
ITD-Sales General                                    656.05          98.41                  754.45
ITD-Sales General                                  1,603.59         240.54                1,844.12
ITD-Sales General                                    318.77          47.82                  366.59
ITD-Sales General                                  5,165.85         774.88                5,940.73
ITD-Sales General                                    847.05         127.06                  974.10
ITD-Sales General                                 12,723.08       1,908.46               14,631.54
ITD-Sales General                                    268.60          40.29                  308.89
ITD-Sales General                                    315.37          47.30                  362.67
ITD-Sales General                                  1,874.17         281.12                2,155.29
ITD-Sales General                                    860.95         129.14                  990.09
ITD-Sales General                                    377.72          56.66                  434.38
ITD-Sales General                                  1,874.17         281.12                2,155.29
ITD-Sales General                                    533.60          80.04                  613.64
ITD-Sales General                                    872.74         130.91                1,003.65
ITD-Sales General                                    376.87          56.53                  433.40
ITD-Sales General                                    468.84          70.33                  539.16
ITD-Sales General                                    220.99          33.15                  254.13
ITD-Sales General                                    495.58          74.34                  569.92
ITD-Sales General                                    441.44          66.22                  507.66
ITD-Sales General                                    789.33         118.40                  907.73
ITD-Sales General                                  7,007.91       1,051.19                8,059.09
ITD-Sales General                                  6,377.50         956.62                7,334.12
ITD-Sales General                                  1,431.43         214.71                1,646.14
Systems Data Processing-LA                           692.10         103.81                  795.91
Systems Data Processing-LA                         4,150.39         622.56                4,772.95
Systems Data Processing-LA                         3,859.65         578.95                4,438.60
Systems Data Processing-LA                         1,667.35         250.10                1,917.45
Systems Data Processing-LA                         2,696.16         404.42                3,100.59
Systems Data Processing-LA                           244.62          36.69                  281.31
Systems Data Processing-LA                         1,802.52         270.38                2,072.90
Sec Lending-NY                                     8,246.20       1,236.93                9,483.12
Systems Data Processing-LA                         1,391.05         208.66                1,599.71
ITD Sales-LA                                      11,300.61       1,695.09               12,995.70
ITD Sales-LA                                         823.69         123.55                  947.24
ITD Sanfran                                       11,300.61       1,695.09               12,995.70
ITD Sanfran                                          823.69         123.55                  947.24
ITD-Boston                                         9,741.31       1,461.20               11,202.51
ITD-Boston                                           823.69         123.55                  947.24
ITD-Chicago                                       11,300.61       1,695.09               12,995.70
ITD-Chicago                                          823.69         123.55                  947.24
ITD-Dallas                                        11,300.61       1,695.09               12,995.70
ITD-Dallas                                           823.69         123.55                  947.24
ITD-International-NY                                 876.83          58.46                  935.28
Corporate LA Management                            2,240.78         149.39                2,390.16
ITD Portfolio Trading-NY                           1,206.38          80.43                1,286.80
ITD Sales-LA                                       2,240.78         149.39                2,390.16
ITD Clearing-LA                                     (459.41)        (68.91)                (528.32)
ITD-Sales General                                    459.91          68.99                  528.89
ITD-Sales General                                  1,403.39         210.51                1,613.90
OTC-CONVERTIBLE -2B INV(B-21B00)                     459.91          68.99                  528.89
OTC-CONVERTIBLE -2B INV(B-21B00)                   1,403.39         210.51                1,613.90
Systems Data Processing-LA                           441.45          66.22                  507.67
                                                 253,408.58      39,081.12              292,489.69
GSB - SHARED COST(B-6C000)                           136.04          81.62                  217.66
Systems-NY                                         1,030.98         618.59                1,649.57
GSB - SHARED COST(B-6C000)                           412.78         247.67                  660.44
Systems-NY                                           624.84         374.90                  999.74
Systems-NY                                         1,179.64         707.78                1,887.42
GSB - SHARED COST(B-6C000)                           137.86          82.72                  220.58
Systems-NY                                           120.07          72.04                  192.11
GSB - SHARED COST(B-6C000)                           107.28          64.37                  171.65
GSB - SHARED COST(B-6C000)                           236.31          70.89                  307.21
GSB - SHARED COST(B-6C000)                           768.21         230.46                  998.67
GSB - SHARED COST(B-6C000)                           765.63         229.69                  995.32
GSB - SHARED COST(B-6C000)                           214.67          64.40                  279.07
GSB - SHARED COST(B-6C000)                        13,048.55       3,914.56               16,963.11
GSB - SHARED COST(B-6C000)                            93.61          28.08                  121.70
GSB-Odd Lots                                         795.64         238.69                1,034.34
GSB - SHARED COST(B-6C000)                           426.49         127.95                  554.43
GSB - SHARED COST(B-6C000)                           727.81         218.34                  946.15
GSB - SHARED COST(B-6C000)                         2,667.00         800.10                3,467.10
GSB - SHARED COST(B-6C000)                         2,248.27         674.48                2,922.75
GSB-Odd Lots                                       1,742.96         522.89                2,265.85
GSB - SHARED COST(B-6C000)                           496.53         148.96                  645.49
GSB - SHARED COST(B-6C000)                         1,864.57         559.37                2,423.95
GSB - SHARED COST(B-6C000)                         2,144.53         643.36                2,787.89
GSB - SHARED COST(B-6C000)                         1,341.57         402.47                1,744.04
GSB-Odd Lots                                         369.64         110.89                  480.53
GSB - SHARED COST(B-6C000)                           268.64          80.59                  349.23
GSB-Odd Lots                                         210.00          63.00                  273.00
GSB-Odd Lots                                         585.49         175.65                  761.13
GSB - SHARED COST(B-6C000)                         4,238.17       1,271.45                5,509.63
GSB - SHARED COST(B-6C000)                           952.02         285.61                1,237.63
GSB - SHARED COST(B-6C000)                           740.21         222.06                  962.28
GSB - SHARED COST(B-6C000)                         5,361.32       1,608.40                6,969.72
GSB - SHARED COST(B-6C000)                           536.46         160.94                  697.40
GSB - SHARED COST(B-6C000)                           463.06         138.92                  601.98
GSB - SHARED COST(B-6C000)                         1,072.84         321.85                1,394.69
GSB - SHARED COST(B-6C000)                         1,073.25         321.97                1,395.22
GSB - SHARED COST(B-6C000)                         3,531.45       1,059.43                4,590.88
GSB - SHARED COST(B-6C000)                         9,586.50       2,875.95               12,462.44
GSB - SHARED COST(B-6C000)                            95.62          28.69                  124.30
GSB - SHARED COST(B-6C000)                           580.82         174.25                  755.06
GSB - SHARED COST(B-6C000)                           142.21          42.66                  184.87
GSB - SHARED COST(B-6C000)                           232.92          69.88                  302.80
GSB - SHARED COST(B-6C000)                         1,274.93         382.48                1,657.41
GSB - SHARED COST(B-6C000)                           109.51          32.85                  142.36
GSB - SHARED COST(B-6C000)                           951.75         285.52                1,237.27
GSB - SHARED COST(B-6C000)                         7,747.44       2,324.23               10,071.67
GSB - SHARED COST(B-6C000)                           238.96          71.69                  310.65
GSB - SHARED COST(B-6C000)                           209.52          62.85                  272.37
GSB - SHARED COST(B-6C000)                         4,020.99       1,206.30                5,227.29
GSB - SHARED COST(B-6C000)                         2,683.54         805.06                3,488.60
GSB - SHARED COST(B-6C000)                           538.10         161.43                  699.53
GSB - SHARED COST(B-6C000)                         3,215.41         964.62                4,180.04
GSB - SHARED COST(B-6C000)                         1,354.73         406.42                1,761.15
GSB - SHARED COST(B-6C000)                           914.95         137.24                1,052.20
GSB - SHARED COST(B-6C000)                         2,054.02         308.10                2,362.12
GSB - SHARED COST(B-6C000)                         4,987.91         748.19                5,736.10
GSB - SHARED COST(B-6C000)                         1,383.03         207.45                1,590.48
GSB - SHARED COST(B-6C000)                         1,088.39         163.26                1,251.64
GSB - SHARED COST(B-6C000)                           736.86         110.53                  847.39
GSB - SHARED COST(B-6C000)                         1,153.27         172.99                1,326.26
GSB - SHARED COST(B-6C000)                           364.95          54.74                  419.70
GSB - SHARED COST(B-6C000)                           449.57          67.44                  517.01
GSB - SHARED COST(B-6C000)                         2,168.90         325.34                2,494.24
GSB - SHARED COST(B-6C000)                         1,629.88         244.48                1,874.36
GSB - SHARED COST(B-6C000)                           745.57         111.84                  857.41
GSB - SHARED COST(B-6C000)                           541.90          81.29                  623.19
GSB - SHARED COST(B-6C000)                           202.15          30.32                  232.48
GSB - SHARED COST(B-6C000)                         1,157.92         173.69                1,331.61
GSB - SHARED COST(B-6C000)                           238.45          35.77                  274.21
GSB - SHARED COST(B-6C000)                         7,545.04       1,131.76                8,676.80
GSB - SHARED COST(B-6C000)                         5,004.12         750.62                5,754.74
GSB - SHARED COST(B-6C000)                           992.66         148.90                1,141.56
GSB - SHARED COST(B-6C000)                         1,085.00         162.75                1,247.75
GSB - SHARED COST(B-6C000)                           541.90          81.29                  623.19
GSB - SHARED COST(B-6C000)                           377.54          56.63                  434.17
GSB - SHARED COST(B-6C000)                           852.32         127.85                  980.16
GSB - SHARED COST(B-6C000)                         1,127.22         169.08                1,296.30
GSB-Swaps                                            498.45          74.77                  573.22
GSB - SHARED COST(B-6C000)                           142.56          21.38                  163.94
GSB - SHARED COST(B-6C000)                           249.24          37.39                  286.62
GSB - SHARED COST(B-6C000)                         1,346.80         202.02                1,548.82
GSB - SHARED COST(B-6C000)                           448.93          67.34                  516.27
GSB - SHARED COST(B-6C000)                           124.72          18.71                  143.43
GSB-Swaps                                            897.87         134.68                1,032.55
GSB - SHARED COST(B-6C000)                           168.65          25.30                  193.95
GSB - SHARED COST(B-6C000)                         4,311.71         646.76                4,958.46
GSB - SHARED COST(B-6C000)                           498.45          74.77                  573.22
GSB - SHARED COST(B-6C000)                           448.93          67.34                  516.27
GSB - SHARED COST(B-6C000)                           541.90          81.29                  623.19
GSB - SHARED COST(B-6C000)                           401.82          60.27                  462.09
GSB - SHARED COST(B-6C000)                           227.95          34.19                  262.14
GSB - SHARED COST(B-6C000)                        16,161.64       2,424.25               18,585.88
GSB - SHARED COST(B-6C000)                         1,185.19         177.78                1,362.96
GSB - SHARED COST(B-6C000)                        51,986.60       7,797.99               59,784.59
GSB - SHARED COST(B-6C000)                           372.26          55.84                  428.09
GSB - SHARED COST(B-6C000)                        24,643.27       3,696.49               28,339.76
GSB - SHARED COST(B-6C000)                        20,202.05       3,030.31               23,232.36
GSB - SHARED COST(B-6C000)                         7,167.69       1,075.15                8,242.84
GSB - SHARED COST(B-6C000)                         1,287.54         193.13                1,480.68
GSB - SHARED COST(B-6C000)                           203.64          30.55                  234.18
GSB - SHARED COST(B-6C000)                         8,080.82       1,212.12                9,292.94
GSB - SHARED COST(B-6C000)                           790.12         118.52                  908.64
GSB - SHARED COST(B-6C000)                        17,328.87       2,599.33               19,928.20
GSB - SHARED COST(B-6C000)                        15,747.00       2,362.05               18,109.05
GSB - SHARED COST(B-6C000)                           248.17          37.23                  285.40
GSB - SHARED COST(B-6C000)                         2,238.44         335.77                2,574.20
GSB - SHARED COST(B-6C000)                         1,437.84         215.68                1,653.51
GSB - SHARED COST(B-6C000)                        16,428.84       2,464.33               18,893.17
GSB - SHARED COST(B-6C000)                        13,468.03       2,020.20               15,488.24
GSB - SHARED COST(B-6C000)                         4,778.46         716.77                5,495.23
GSB - SHARED COST(B-6C000)                           858.36         128.75                  987.12
GSB - SHARED COST(B-6C000)                           135.76          20.36                  156.12
GSB - SHARED COST(B-6C000)                         9,281.59       1,392.24               10,673.83
GSB - SHARED COST(B-6C000)                           378.08          56.71                  434.79
GSB - SHARED COST(B-6C000)                           423.69          63.55                  487.24
GSB - SHARED COST(B-6C000)                           349.95          52.49                  402.45
GSB - SHARED COST(B-6C000)                         1,537.62         230.64                1,768.26
GSB - SHARED COST(B-6C000)                           351.50          52.72                  404.22
GSB - SHARED COST(B-6C000)                           836.96         125.54                  962.50
GSB - SHARED COST(B-6C000)                         3,953.82         593.07                4,546.89
GSB - SHARED COST(B-6C000)                           851.00         127.65                  978.65
GSB - SHARED COST(B-6C000)                         9,264.18       1,389.63               10,653.81
GSB - SHARED COST(B-6C000)                         1,264.09         189.61                1,453.71
GSB - SHARED COST(B-6C000)                         2,867.69         430.15                3,297.84
GSB - SHARED COST(B-6C000)                           146.50          21.97                  168.47
GSB - SHARED COST(B-6C000)                         1,704.30         255.64                1,959.94
GSB - SHARED COST(B-6C000)                           735.26         110.29                  845.55
GSB - SHARED COST(B-6C000)                         1,651.96         247.79                1,899.76
GSB - SHARED COST(B-6C000)                           145.33          21.80                  167.13
GSB - SHARED COST(B-6C000)                           187.21          28.08                  215.29
GSB-CF Kross                                         248.91          37.34                  286.25
GSB-CF Kross                                         965.46         144.82                1,110.28
GSB-CF Kross                                         536.73          80.51                  617.23
GSB-CF Kross                                         222.22          33.33                  255.56
GSB-Swaps                                            491.88          73.78                  565.66
GSB - SHARED COST(B-6C000)                           636.33          95.45                  731.78
GSB - SHARED COST(B-6C000)                        73,434.33      11,015.15               84,449.48
GSB-Long                                             636.33          95.45                  731.78
GSB-Swaps                                            139.98          21.00                  160.98
                                                     206.98          31.05                  238.03
Accounting-NY                                        240.55          36.08                  276.63
Accounting-NY                                      1,099.64         164.95                1,264.59
Accounting-NY                                        257.73          38.66                  296.39
Accounting-NY                                        496.56          74.48                  571.04
Accounting-NY                                        137.46          20.62                  158.07
Accounting-NY                                        412.19          61.83                  474.02
Accounting-NY                                      1,373.87         206.08                1,579.95
Accounting-NY                                        412.19          61.83                  474.02
Accounting-NY                                      1,374.21         206.13                1,580.34
Accounting-NY                                        686.93         103.04                  789.97
Accounting-NY                                        260.39          39.06                  299.45
Accounting-NY                                      1,268.71         190.31                1,459.01
Accounting-NY                                        140.54          21.08                  161.62
Agencies                                             390.98          58.65                  449.63
Agencies                                             176.55          26.48                  203.04
Agencies                                             146.56          21.98                  168.54
Agencies                                             488.49          73.27                  561.76
Agencies                                             146.56          21.98                  168.54
Agencies                                             488.61          73.29                  561.90
Agencies                                             244.24          36.64                  280.88
Agencies                                             451.10          67.66                  518.76
CANTOR DIGITAL SPEED(B-AV007)                        594.05          89.11                  683.16
Communications-NY                                    464.29          69.64                  533.94
Communications-NY                                    209.66          31.45                  241.11
Communications-NY                                    174.04          26.11                  200.14
Communications-NY                                    580.08          87.01                  667.09
Communications-NY                                    174.04          26.11                  200.14
Communications-NY                                    580.22          87.03                  667.26
Communications-NY                                    290.04          43.51                  333.54
Communications-NY                                    535.68          80.35                  616.03
Communications-NY                                    538.22          80.73                  618.96
Corporate Bonds-Canadians                            171.06          25.66                  196.71
Corporate Bonds-Canadians                            213.71          32.06                  245.77
Corporate Bonds-Canadians                            213.77          32.06                  245.83
Corporate Bonds-Canadians                            197.35          29.60                  226.96
Corporate Bonds-Corp Convertible Bonds               146.62          21.99                  168.61
Corporate Bonds-Corp Convertible Bonds               183.18          27.48                  210.66
Corporate Bonds-Corp Convertible Bonds               183.23          27.48                  210.71
Corporate Bonds-Corp Convertible Bonds               169.16          25.37                  194.53
Corporate Bonds-Industrials                          122.18          18.33                  140.51
Corporate Bonds-Industrials                          152.65          22.90                  175.55
Corporate Bonds-Industrials                          152.69          22.90                  175.59
Corporate Bonds-Industrials                          140.97          21.15                  162.11
Corporate Bonds-Intermediates                        268.80          40.32                  309.12
Corporate Bonds-Intermediates                        121.38          18.21                  139.59
Corporate Bonds-Intermediates                        335.83          50.38                  386.21
Corporate Bonds-Intermediates                        335.92          50.39                  386.31
Corporate Bonds-Intermediates                        167.92          25.19                  193.10
Corporate Bonds-Intermediates                        310.13          46.52                  356.65
Corporate Bonds-Junks                                195.49          29.32                  224.82
Corporate Bonds-Junks                                244.24          36.64                  280.88
Corporate Bonds-Junks                                244.30          36.65                  280.95
Corporate Bonds-Junks                                122.12          18.32                  140.44
Corporate Bonds-Junks                                225.55          33.83                  259.38
Corporate Bonds-Med Term Notes                       171.06          25.66                  196.71
Corporate Bonds-Med Term Notes                       213.71          32.06                  245.77
Corporate Bonds-Med Term Notes                       213.77          32.06                  245.83
Corporate Bonds-Med Term Notes                       197.35          29.60                  226.96
Corporate Bonds-Support                              244.37          36.65                  281.02
Corporate Bonds-Support                              305.30          45.80                  351.10
Corporate Bonds-Support                              305.38          45.81                  351.19
Corporate Bonds-Support                              152.65          22.90                  175.55
Corporate Bonds-Support                              281.93          42.29                  324.22
Corporate Bonds-Utilities/tel/ret                    122.18          18.33                  140.51
Corporate Bonds-Utilities/tel/ret                    152.65          22.90                  175.55
Corporate Bonds-Utilities/tel/ret                    152.69          22.90                  175.59
Corporate Bonds-Utilities/tel/ret                    140.97          21.15                  162.11
Corporate-NY                                         415.42          62.31                  477.73
Corporate-NY                                         187.59          28.14                  215.73
Corporate-NY                                         155.72          23.36                  179.08
Corporate-NY                                         519.02          77.85                  596.87
Corporate-NY                                         155.72          23.36                  179.08
Corporate-NY                                         519.15          77.87                  597.02
Corporate-NY                                         259.51          38.93                  298.43
Corporate-NY                                         479.29          71.89                  551.18
Credit                                               195.49          29.32                  224.82
Credit                                               244.24          36.64                  280.88
Credit                                               244.30          36.65                  280.95
Credit                                               122.12          18.32                  140.44
Credit                                               225.55          33.83                  259.38
Emerging Markets Brady Bonds                         153.96          23.09                  177.05
Environmental (EBS)-San Francisco                    122.12          18.32                  140.44
Environmental (EBS)-San Francisco                    122.15          18.32                  140.47
Equity Screen Brokerage                              244.37          36.65                  281.02
Equity Screen Brokerage                              305.30          45.80                  351.10
Equity Screen Brokerage                              305.38          45.81                  351.19
Equity Screen Brokerage                              152.65          22.90                  175.55
Equity Screen Brokerage                              281.93          42.29                  324.22
Equity Screen Brokerage                              541.53          81.23                  622.76
Equity Screen Brokerage                              155.84          23.38                  179.22
FX Forward Mark                                      171.06          25.66                  196.71
FX Forward Mark                                      213.71          32.06                  245.77
FX Forward Mark                                      213.77          32.06                  245.83
FX Forward Mark                                      197.35          29.60                  226.96
FX Forward Mark                                      117.35          17.60                  134.96
FX Forward Yen                                       219.93          32.99                  252.92
FX Forward Yen                                       274.77          41.22                  315.99
FX Forward Yen                                       274.84          41.23                  316.07
FX Forward Yen                                       137.39          20.61                  157.99
FX Forward Yen                                       253.74          38.06                  291.80
FX Forward Yen                                       117.35          17.60                  134.96
FX Forward Yen                                    10,677.68       1,601.65               12,279.33
FX Forward Yen                                    13,731.32       2,059.70               15,791.02
FX Options-NY                                        488.73          73.31                  562.04
FX Options-NY                                        220.69          33.10                  253.80
FX Options-NY                                        183.20          27.48                  210.68
FX Options-NY                                        610.61          91.59                  702.20
FX Options-NY                                        183.20          27.48                  210.68
FX Options-NY                                        610.76          91.61                  702.37
FX Options-NY                                        305.30          45.80                  351.10
FX Options-NY                                        115.73          17.36                  133.09
FX Options-NY                                        563.87          84.58                  648.45
FX Options-NY                                        117.62          17.64                  135.27
GSB - SHARED COST(B-6C000)                           912.46         136.87                1,049.32
GSB - SHARED COST(B-6C000)                           122.71          18.41                  141.12
GSB - SHARED COST(B-6C000)                           197.33          29.60                  226.93
GSB - SHARED COST(B-6C000)                           179.27          26.89                  206.16
GSB - SHARED COST(B-6C000)                           223.62          33.54                  257.16
GSB-Bills                                            122.95          18.44                  141.39
GSB-Bills                                            562.04          84.31                  646.35
GSB-Bills                                            131.73          19.76                  151.49
GSB-Bills                                            253.80          38.07                  291.87
GSB-Bills                                            210.68          31.60                  242.28
GSB-Bills                                            702.20         105.33                  807.53
GSB-Bills                                            210.68          31.60                  242.28
GSB-Bills                                            702.37         105.36                  807.73
GSB-Bills                                            351.10          52.66                  403.76
GSB-Bills                                            133.09          19.96                  153.05
GSB-Bills                                            648.45          97.27                  745.72
GSB-CF Kross                                         155.02          23.25                  178.27
GSB-CF Kross                                         708.66         106.30                  814.96
GSB-CF Kross                                         166.09          24.91                  191.01
GSB-CF Kross                                         320.00          48.00                  368.00
GSB-CF Kross                                         265.64          39.85                  305.48
GSB-CF Kross                                         885.38         132.81                1,018.19
GSB-CF Kross                                         265.64          39.85                  305.48
GSB-CF Kross                                         885.60         132.84                1,018.44
GSB-CF Kross                                         442.69          66.40                  509.09
GSB-CF Kross                                         167.81          25.17                  192.98
GSB-CF Kross                                         817.61         122.64                  940.25
GSB-CF Kross                                       1,453.92         218.09                1,672.01
GSB-Intermediate                                     304.69          45.70                  350.40
GSB-Intermediate                                   1,392.88         208.93                1,601.81
GSB-Intermediate                                     326.46          48.97                  375.43
GSB-Intermediate                                     628.97          94.35                  723.32
GSB-Intermediate                                     174.11          26.12                  200.23
GSB-Intermediate                                     522.11          78.32                  600.43
GSB-Intermediate                                   1,740.23         261.03                2,001.27
GSB-Intermediate                                     522.11          78.32                  600.43
GSB-Intermediate                                   1,740.67         261.10                2,001.77
GSB-Intermediate                                     870.12         130.52                1,000.63
GSB-Intermediate                                     329.83          49.47                  379.30
GSB-Intermediate                                   1,607.03         241.05                1,848.08
GSB-Intermediate                                     178.01          26.70                  204.72
GSB-Long                                             229.86          34.48                  264.33
GSB-Long                                           1,050.77         157.62                1,208.39
GSB-Long                                             246.27          36.94                  283.22
GSB-Long                                             474.49          71.17                  545.66
GSB-Long                                             131.35          19.70                  151.05
GSB-Long                                             393.87          59.08                  452.96
GSB-Long                                           1,312.81         196.92                1,509.73
GSB-Long                                             393.87          59.08                  452.96
GSB-Long                                           1,313.13         196.97                1,510.10
GSB-Long                                             656.40          98.46                  754.86
GSB-Long                                             248.82          37.32                  286.14
GSB-Long                                           1,212.32         181.85                1,394.17
GSB-Long                                             134.29          20.14                  154.44
GSB-Odd Lots                                         195.49          29.32                  224.82
GSB-Odd Lots                                         244.24          36.64                  280.88
GSB-Odd Lots                                         244.30          36.65                  280.95
GSB-Odd Lots                                         122.12          18.32                  140.44
GSB-Odd Lots                                         225.55          33.83                  259.38
GSB-Short                                            251.24          37.69                  288.92
GSB-Short                                          1,148.52         172.28                1,320.79
GSB-Short                                            269.18          40.38                  309.56
GSB-Short                                            518.63          77.79                  596.42
GSB-Short                                            143.56          21.53                  165.10
GSB-Short                                            430.51          64.58                  495.09
GSB-Short                                          1,434.93         215.24                1,650.17
GSB-Short                                            430.51          64.58                  495.09
GSB-Short                                          1,435.29         215.29                1,650.58
GSB-Short                                            717.46         107.62                  825.08
GSB-Short                                            271.97          40.79                  312.76
GSB-Short                                          1,325.09         198.76                1,523.86
GSB-Short                                            146.78          22.02                  168.80
GSB-Short/Intermediate                               261.93          39.29                  301.22
GSB-Short/Intermediate                             1,197.39         179.61                1,377.00
GSB-Short/Intermediate                               280.64          42.10                  322.73
GSB-Short/Intermediate                               540.70          81.10                  621.80
GSB-Short/Intermediate                               149.67          22.45                  172.12
GSB-Short/Intermediate                               448.83          67.33                  516.16
GSB-Short/Intermediate                             1,495.99         224.40                1,720.39
GSB-Short/Intermediate                               448.83          67.33                  516.16
GSB-Short/Intermediate                             1,496.36         224.45                1,720.82
GSB-Short/Intermediate                               747.99         112.20                  860.19
GSB-Short/Intermediate                               283.54          42.53                  326.07
GSB-Short/Intermediate                             1,381.48         207.22                1,588.70
GSB-Short/Intermediate                               153.03          22.95                  175.98
GSB-Spread Brokerage                                 171.06          25.66                  196.71
GSB-Spread Brokerage                                 213.71          32.06                  245.77
GSB-Spread Brokerage                                 213.77          32.06                  245.83
GSB-Spread Brokerage                                 197.35          29.60                  226.96
GSB-Swaps                                            439.86          65.98                  505.84
GSB-Swaps                                            198.62          29.79                  228.42
GSB-Swaps                                            164.88          24.73                  189.61
GSB-Swaps                                            549.55          82.43                  631.98
GSB-Swaps                                            164.88          24.73                  189.61
GSB-Swaps                                            549.68          82.45                  632.14
GSB-Swaps                                            274.77          41.22                  315.99
GSB-Swaps                                            507.48          76.12                  583.60
GSB-Volume Control                                   244.37          36.65                  281.02
GSB-Volume Control                                   305.30          45.80                  351.10
GSB-Volume Control                                   305.38          45.81                  351.19
GSB-Volume Control                                   152.65          22.90                  175.55
GSB-Volume Control                                   281.93          42.29                  324.22
GSB-Zeros                                            293.24          43.99                  337.22
GSB-Zeros                                            132.42          19.86                  152.28
GSB-Zeros                                            366.36          54.95                  421.32
GSB-Zeros                                            366.46          54.97                  421.42
GSB-Zeros                                            183.18          27.48                  210.66
GSB-Zeros                                            338.32          50.75                  389.07
Human Resources-NY                                   171.06          25.66                  196.71
Human Resources-NY                                   213.71          32.06                  245.77
Human Resources-NY                                   213.77          32.06                  245.83
Human Resources-NY                                   197.35          29.60                  226.96
IES                                                  146.62          21.99                  168.61
IES                                                  183.18          27.48                  210.66
IES                                                  183.23          27.48                  210.71
IES                                                  169.16          25.37                  194.53
IRS-CM IR Options                                    244.37          36.65                  281.02
IRS-CM IR Options                                    305.30          45.80                  351.10
IRS-CM IR Options                                    305.38          45.81                  351.19
IRS-CM IR Options                                    152.65          22.90                  175.55
IRS-CM IR Options                                    281.93          42.29                  324.22
IRS-CM Mediums                                       268.80          40.32                  309.12
IRS-CM Mediums                                       121.38          18.21                  139.59
IRS-CM Mediums                                       335.83          50.38                  386.21
IRS-CM Mediums                                       335.92          50.39                  386.31
IRS-CM Mediums                                       167.92          25.19                  193.10
IRS-CM Mediums                                       310.13          46.52                  356.65
IRS-CM Mediums                                       302.00          45.30                  347.30
IRS-CM Mediums                                     6,620.16         993.02                7,613.18
IRS-CM Mediums                                     8,513.42       1,277.01                9,790.43
IRS-CM SS/FRAS                                       390.98          58.65                  449.63
IRS-CM SS/FRAS                                       176.55          26.48                  203.04
IRS-CM SS/FRAS                                       146.56          21.98                  168.54
IRS-CM SS/FRAS                                       488.49          73.27                  561.76
IRS-CM SS/FRAS                                       146.56          21.98                  168.54
IRS-CM SS/FRAS                                       488.61          73.29                  561.90
IRS-CM SS/FRAS                                       244.24          36.64                  280.88
IRS-CM SS/FRAS                                       451.10          67.66                  518.76
IRS-CM SS/FRAS                                     6,620.16         993.02                7,613.18
IRS-CM SS/FRAS                                     8,513.42       1,277.01                9,790.43
Legal-NY                                             244.37          36.65                  281.02
Legal-NY                                             305.30          45.80                  351.10
Legal-NY                                             305.38          45.81                  351.19
Legal-NY                                             152.65          22.90                  175.55
Legal-NY                                             281.93          42.29                  324.22
LONDON OFF THE RUNS (OTR)(B-6D000)                   525.31          78.80                  604.11
LONDON OFF THE RUNS (OTR)(B-6D000)                   525.31          78.80                  604.11
LONDON OFF THE RUNS (OTR)(B-6D000)                 2,101.25         315.19                2,416.44
LONDON OFF THE RUNS (OTR)(B-6D000)                   245.15          36.77                  281.92
LONDON OFF THE RUNS (OTR)(B-6D000)                 1,190.71         178.61                1,369.31
LONDON OFF THE RUNS (OTR)(B-6D000)                   595.35          89.30                  684.66
LONDON OFF THE RUNS (OTR)(B-6D000)                 2,101.25         315.19                2,416.44
Marketing-NY                                         122.18          18.33                  140.51
Marketing-NY                                         152.65          22.90                  175.55
Marketing-NY                                         152.69          22.90                  175.59
Marketing-NY                                         140.97          21.15                  162.11
MBSB-ARMS                                            122.12          18.32                  140.44
MBSB-ARMS                                            122.15          18.32                  140.47
MBSB-CMOS                                            122.18          18.33                  140.51
MBSB-CMOS                                            152.65          22.90                  175.55
MBSB-CMOS                                            152.69          22.90                  175.59
MBSB-CMOS                                            140.97          21.15                  162.11
MBSB-GNMA                                            122.95          18.44                  141.39
MBSB-GNMA                                            562.04          84.31                  646.35
MBSB-GNMA                                            131.73          19.76                  151.49
MBSB-GNMA                                            253.80          38.07                  291.87
MBSB-GNMA                                            210.68          31.60                  242.28
MBSB-GNMA                                            702.20         105.33                  807.53
MBSB-GNMA                                            210.68          31.60                  242.28
MBSB-GNMA                                            702.37         105.36                  807.73
MBSB-GNMA                                            351.10          52.66                  403.76
MBSB-GNMA                                            133.09          19.96                  153.05
MBSB-GNMA                                            648.45          97.27                  745.72
MBSB-GNMA                                            233.09          34.96                  268.06
MBSB-STRIPS                                          146.62          21.99                  168.61
MBSB-STRIPS                                          183.18          27.48                  210.66
MBSB-STRIPS                                          183.23          27.48                  210.71
MBSB-STRIPS                                          169.16          25.37                  194.53
MBSB-SUPPORT STAFF                                   219.93          32.99                  252.92
MBSB-SUPPORT STAFF                                   274.77          41.22                  315.99
MBSB-SUPPORT STAFF                                   274.84          41.23                  316.07
MBSB-SUPPORT STAFF                                   137.39          20.61                  157.99
MBSB-SUPPORT STAFF                                   253.74          38.06                  291.80
MMI-NY                                               219.93          32.99                  252.92
MMI-NY                                               274.77          41.22                  315.99
MMI-NY                                               274.84          41.23                  316.07
MMI-NY                                               137.39          20.61                  157.99
MMI-NY                                               253.74          38.06                  291.80
MUNIS-BID WANTED-NY                                  294.56          44.18                  338.75
MUNIS-BID WANTED-NY                                  195.49          29.32                  224.82
MUNIS-BID WANTED-NY                                  244.24          36.64                  280.88
MUNIS-BID WANTED-NY                                  244.30          36.65                  280.95
MUNIS-BID WANTED-NY                                  122.12          18.32                  140.44
MUNIS-BID WANTED-NY                                  225.55          33.83                  259.38
MUNIS-DOLLAR REVENUE-NY                              294.56          44.18                  338.75
MUNIS-DOLLAR REVENUE-NY                              171.06          25.66                  196.71
MUNIS-DOLLAR REVENUE-NY                              213.71          32.06                  245.77
MUNIS-DOLLAR REVENUE-NY                              213.77          32.06                  245.83
MUNIS-DOLLAR REVENUE-NY                              197.35          29.60                  226.96
MUNIS-GENERAL OBLIGATIONS-NY                         631.20          94.68                  725.88
MUNIS-GENERAL OBLIGATIONS-NY                         179.44          26.92                  206.35
MUNIS-GENERAL OBLIGATIONS-NY                         178.61          26.79                  205.40
MUNIS-GENERAL OBLIGATIONS-NY                         268.80          40.32                  309.12
MUNIS-GENERAL OBLIGATIONS-NY                         121.38          18.21                  139.59
MUNIS-GENERAL OBLIGATIONS-NY                         335.83          50.38                  386.21
MUNIS-GENERAL OBLIGATIONS-NY                         335.92          50.39                  386.31
MUNIS-GENERAL OBLIGATIONS-NY                         167.92          25.19                  193.10
MUNIS-GENERAL OBLIGATIONS-NY                         310.13          46.52                  356.65
MUNIS-NY & PR SERIALS & DOLLARS-NY                   589.12          88.37                  677.49
MUNIS-NY & PR SERIALS & DOLLARS-NY                   167.47          25.12                  192.59
MUNIS-NY & PR SERIALS & DOLLARS-NY                   166.70          25.00                  191.70
MUNIS-NY & PR SERIALS & DOLLARS-NY                   366.55          54.98                  421.53
MUNIS-NY & PR SERIALS & DOLLARS-NY                   165.52          24.83                  190.35
MUNIS-NY & PR SERIALS & DOLLARS-NY                   137.40          20.61                  158.01
MUNIS-NY & PR SERIALS & DOLLARS-NY                   457.96          68.69                  526.65
MUNIS-NY & PR SERIALS & DOLLARS-NY                   137.40          20.61                  158.01
MUNIS-NY & PR SERIALS & DOLLARS-NY                   458.07          68.71                  526.78
MUNIS-NY & PR SERIALS & DOLLARS-NY                   228.98          34.35                  263.32
MUNIS-NY & PR SERIALS & DOLLARS-NY                   422.90          63.44                  486.34
MUNIS-SUPPORT-NY                                     294.56          44.18                  338.75
Office Services-NY                                   187.09          28.06                  215.16
Office Services-NY                                   855.28         128.29                  983.57
Office Services-NY                                   200.46          30.07                  230.52
Office Services-NY                                   386.21          57.93                  444.14
Office Services-NY                                   320.60          48.09                  368.69
Office Services-NY                                 1,068.56         160.28                1,228.85
Office Services-NY                                   320.60          48.09                  368.69
Office Services-NY                                 1,068.83         160.32                1,229.16
Office Services-NY                                   534.28          80.14                  614.42
Office Services-NY                                   202.53          30.38                  232.91
Office Services-NY                                   986.77         148.02                1,134.79
OPS-EQUITIES(B-BF200)                                390.22          58.53                  448.75
OPS-EQUITIES(B-BF200)                              1,783.87         267.58                2,051.45
OPS-EQUITIES(B-BF200)                                418.09          62.71                  480.81
OPS-EQUITIES(B-BF200)                                805.53         120.83                  926.36
OPS-EQUITIES(B-BF200)                                222.98          33.45                  256.43
OPS-EQUITIES(B-BF200)                                668.67         100.30                  768.97
OPS-EQUITIES(B-BF200)                              2,228.72         334.31                2,563.03
OPS-EQUITIES(B-BF200)                                668.67         100.30                  768.97
OPS-EQUITIES(B-BF200)                              2,229.28         334.39                2,563.67
OPS-EQUITIES(B-BF200)                              1,114.36         167.15                1,281.51
OPS-EQUITIES(B-BF200)                                422.41          63.36                  485.78
OPS-EQUITIES(B-BF200)                              2,058.12         308.72                2,366.84
OPS-EQUITIES(B-BF200)                                227.98          34.20                  262.18
OPS-EQUITIES(B-BF200)                                122.24          18.34                  140.58
OTC Options-NY                                       219.93          32.99                  252.92
OTC Options-NY                                       274.77          41.22                  315.99
OTC Options-NY                                       274.84          41.23                  316.07
OTC Options-NY                                       137.39          20.61                  157.99
OTC Options-NY                                       253.74          38.06                  291.80
Systems-NY                                           359.40          53.91                  413.31
Systems-NY                                           152.81          22.92                  175.73
Systems-NY                                         1,000.29         150.04                1,150.34
Systems-NY                                           120.55          18.08                  138.64
Systems-NY                                           219.98          33.00                  252.97
Systems-NY                                           685.20         102.78                  787.98
Systems-NY                                           245.92          36.89                  282.80
Systems-NY                                         2,691.11         403.67                3,094.78
Systems-NY                                           241.38          36.21                  277.59
Systems-NY                                           541.20          81.18                  622.38
Systems-NY                                         2,152.89         322.93                2,475.82
Systems-NY                                           176.58          26.49                  203.07
Systems-NY                                           245.42          36.81                  282.23
Systems-NY                                           229.46          34.42                  263.87
Systems-NY                                           543.74          81.56                  625.30
Systems-NY                                           538.22          80.73                  618.96
Systems-NY                                           416.15          62.42                  478.57
Systems-NY                                           210.00          31.50                  241.50
Systems-NY                                         1,145.28         171.79                1,317.07
Systems-NY                                        11,293.94       1,694.09               12,988.03
Systems-NY                                           467.64          70.15                  537.79
Systems-NY                                           550.69          82.60                  633.30
Systems-NY                                           559.92          83.99                  643.91
Systems-NY                                           498.82          74.82                  573.64
Systems-NY                                           460.16          69.02                  529.18
Systems-NY                                           310.51          46.58                  357.09
                                                   1,449.50         217.42                1,666.92
                                                     206.98          31.05                  238.03
Agencies                                             329.86          49.48                  379.34
Corporate Bonds-Utilities/tel/disc                   737.75         110.66                  848.41
Equity Screen Brokerage                            1,091.36         163.70                1,255.07
Equity Screen Brokerage                              155.84          23.38                  179.22
Euro's London                                        416.57          62.48                  479.05
FX Forward Mark                                      821.82         123.27                  945.09
FX Forward Mark                                      117.35          17.60                  134.96
FX Forward Yen                                       821.82         123.27                  945.09
FX Forward Yen                                       117.35          17.60                  134.96
FX Options-NY                                        823.71         123.56                  947.26
FX Options-NY                                        117.62          17.64                  135.27
GSB - SHARED COST(B-6C000)                         6,389.84         958.48                7,348.32
GSB - SHARED COST(B-6C000)                           912.46         136.87                1,049.32
GSB - SHARED COST(B-6C000)                           267.85          40.18                  308.03
GSB-Odd Lots                                         116.86          17.53                  134.39
IRS-CM Mediums                                     2,114.87         317.23                2,432.10
IRS-CM Mediums                                       302.00          45.30                  347.30
MBSB-GNMA                                          1,632.33         244.85                1,877.18
MBSB-GNMA                                            233.09          34.96                  268.06
MUNIS-SUPPORT-NY                                     684.22         102.63                  786.86
OTC Options-NY                                     1,460.53         219.08                1,679.61
Systems-NY                                           350.17          52.53                  402.69
Systems-NY                                           359.15          53.87                  413.02
Systems-NY                                         4,309.77         646.47                4,956.24
Systems-NY                                           115.73          17.36                  133.08
Systems-NY                                           161.87          24.28                  186.15
Systems-NY                                           183.07          27.46                  210.53
Systems-NY                                           538.22          80.73                  618.96
Systems-NY                                           978.38         146.76                1,125.13
Systems-NY                                           503.65          75.55                  579.20
Systems-NY                                           523.01          78.45                  601.46
Systems-NY                                           296.80          44.52                  341.31
Systems-NY                                           205.01          30.75                  235.77
Systems-NY                                         1,187.18         178.08                1,365.26
Systems-NY                                           528.50          79.27                  607.77
Systems-NY                                           357.90          53.69                  411.59
Systems-NY                                           885.15         132.77                1,017.92
Systems-NY                                         1,210.13         181.52                1,391.65
Systems-NY                                           526.75          79.01                  605.76
Systems-NY                                         4,715.26         707.29                5,422.55
Systems-NY                                           573.64          86.05                  659.68
Systems-NY                                           448.93          67.34                  516.27
Systems-NY                                           583.14          87.47                  670.61
Systems-NY                                           317.58          47.64                  365.22
Systems-NY                                           585.06          87.76                  672.81
Systems-NY                                           437.71          65.66                  503.37
Systems-NY                                           366.01          54.90                  420.91
Systems-NY                                           366.01          54.90                  420.91
Systems-NY                                           197.45          29.62                  227.07
Accounting-NY                                      1,223.06         183.46                1,406.52
Accounting-NY                                      4,125.48         618.82                4,744.30
Accounting-NY                                        203.42          30.51                  233.93
Accounting-NY                                        472.50          70.88                  543.38
Accounting-NY                                      2,533.15         379.97                2,913.13
Accounting-NY                                        489.89          73.48                  563.37
Agencies                                             434.87          65.23                  500.09
Agencies                                           1,466.84         220.03                1,686.86
Agencies                                             900.68         135.10                1,035.78
Art-NY                                               275.03          41.25                  316.29
Business Administration                              275.03          41.25                  316.29
COMMUNICATIONS (SUSPENSE)(B-BP100)                 2,149.40         322.41                2,471.81
Communications-NY                                    434.87          65.23                  500.09
Communications-NY                                  1,466.84         220.03                1,686.86
Communications-NY                                    900.68         135.10                1,035.78
Corporate Bonds-Canadians                            641.74          96.26                  738.00
Corporate Bonds-Canadians                            394.05          59.11                  453.15
Corporate Bonds-Corp Convertible Bonds               550.06          82.51                  632.57
Corporate Bonds-Corp Convertible Bonds               337.75          50.66                  388.42
Corporate Bonds-High level Transaction               275.03          41.25                  316.29
Corporate Bonds-Industrials                          458.39          68.76                  527.14
Corporate Bonds-Industrials                          281.46          42.22                  323.68
Corporate Bonds-Intermediates                        298.97          44.85                  343.82
Corporate Bonds-Intermediates                      1,008.45         151.27                1,159.72
Corporate Bonds-Intermediates                        619.22          92.88                  712.10
Corporate Bonds-Junks                                217.43          32.61                  250.05
Corporate Bonds-Junks                                733.42         110.01                  843.43
Corporate Bonds-Junks                                450.34          67.55                  517.89
Corporate Bonds-Med Term Notes                       641.74          96.26                  738.00
Corporate Bonds-Med Term Notes                       394.05          59.11                  453.15
Corporate Bonds-Support                              271.79          40.77                  312.56
Corporate Bonds-Support                              916.77         137.52                1,054.29
Corporate Bonds-Support                              562.92          84.44                  647.36
Corporate Bonds-Utilities/tel/ret                    458.39          68.76                  527.14
Corporate Bonds-Utilities/tel/ret                    281.46          42.22                  323.68
Corporate-NY                                         462.04          69.31                  531.35
Corporate-NY                                       1,558.52         233.78                1,792.29
Corporate-NY                                         956.97         143.55                1,100.51
Credit                                               217.43          32.61                  250.05
Credit                                               733.42         110.01                  843.43
Credit                                               450.34          67.55                  517.89
Environmental (EBS)-San Francisco                    366.71          55.01                  421.72
Environmental (EBS)-San Francisco                    225.17          33.78                  258.94
Equity Screen Brokerage                              271.79          40.77                  312.56
Equity Screen Brokerage                              916.77         137.52                1,054.29
Equity Screen Brokerage                              562.92          84.44                  647.36
FX Forward Mark                                      641.74          96.26                  738.00
FX Forward Mark                                      394.05          59.11                  453.15
FX Forward Yen                                       244.61          36.69                  281.30
FX Forward Yen                                       825.10         123.76                  948.86
FX Forward Yen                                       506.63          75.99                  582.63
FX Options-NY                                        543.58          81.54                  625.12
FX Options-NY                                      1,833.55         275.03                2,108.58
FX Options-NY                                        210.00          31.50                  241.50
FX Options-NY                                      1,125.85         168.88                1,294.72
FX Options-NY                                        217.73          32.66                  250.39
GSB - SHARED COST(B-6C000)                           804.49         120.67                  925.16
GSB - SHARED COST(B-6C000)                           757.45         113.62                  871.07
GSB-Bills                                            625.12          93.77                  718.89
GSB-Bills                                          2,108.58         316.29                2,424.87
GSB-Bills                                            241.50          36.23                  277.73
GSB-Bills                                          1,294.72         194.21                1,488.93
GSB-Bills                                            250.39          37.56                  287.95
GSB-CF Kross                                         788.19         118.23                  906.42
GSB-CF Kross                                       2,658.64         398.80                3,057.44
GSB-CF Kross                                       2,184.88         327.73                2,512.61
GSB-CF Kross                                         314.32          47.15                  361.47
GSB-CF Kross                                         813.14         121.97                  935.11
GSB-CF Kross                                         378.23          56.73                  434.97
GSB-CF Kross                                         471.76          70.76                  542.52
GSB-CF Kross                                         304.50          45.68                  350.18
GSB-CF Kross                                       1,632.48         244.87                1,877.35
GSB-CF Kross                                         315.71          47.36                  363.06
GSB-Intermediate                                   1,549.21         232.38                1,781.59
GSB-Intermediate                                   5,225.61         783.84                6,009.45
GSB-Intermediate                                     257.66          38.65                  296.31
GSB-Intermediate                                     598.50          89.78                  688.28
GSB-Intermediate                                     194.94          29.24                  224.18
GSB-Intermediate                                   3,208.66         481.30                3,689.96
GSB-Intermediate                                     620.52          93.08                  713.60
GSB-Long                                           1,168.70         175.30                1,344.00
GSB-Long                                           3,942.13         591.32                4,533.45
GSB-Long                                             194.38          29.16                  223.53
GSB-Long                                             451.50          67.73                  519.23
GSB-Long                                           2,420.57         363.09                2,783.65
GSB-Long                                             468.12          70.22                  538.33
GSB-Odd Lots                                         217.43          32.61                  250.05
GSB-Odd Lots                                         733.42         110.01                  843.43
GSB-Odd Lots                                         450.34          67.55                  517.89
GSB-Short                                          1,277.42         191.61                1,469.03
GSB-Short                                          4,308.84         646.33                4,955.16
GSB-Short                                            212.46          31.87                  244.33
GSB-Short                                            493.50          74.03                  567.53
GSB-Short                                          2,645.74         396.86                3,042.60
GSB-Short                                            511.66          76.75                  588.41
GSB-Short/Intermediate                             1,331.77         199.77                1,531.54
GSB-Short/Intermediate                             4,492.19         673.83                5,166.02
GSB-Short/Intermediate                               221.50          33.22                  254.72
GSB-Short/Intermediate                               514.50          77.18                  591.68
GSB-Short/Intermediate                             2,758.32         413.75                3,172.07
GSB-Short/Intermediate                               533.43          80.02                  613.45
GSB-Spread Brokerage                                 641.74          96.26                  738.00
GSB-Spread Brokerage                                 394.05          59.11                  453.15
GSB-Swaps                                            489.22          73.38                  562.61
GSB-Swaps                                          1,650.19         247.53                1,897.72
GSB-Swaps                                          1,013.26         151.99                1,165.25
GSB-Swaps                                            195.96          29.39                  225.35
GSB-Volume Control                                   271.79          40.77                  312.56
GSB-Volume Control                                   916.77         137.52                1,054.29
GSB-Volume Control                                   562.92          84.44                  647.36
GSB-Zeros                                            326.15          48.92                  375.07
GSB-Zeros                                          1,100.13         165.02                1,265.15
GSB-Zeros                                            675.51         101.33                  776.83
Human Resources-NY                                   641.74          96.26                  738.00
Human Resources-NY                                   394.05          59.11                  453.15
IRS-CM IR Options                                    271.79          40.77                  312.56
IRS-CM IR Options                                    916.77         137.52                1,054.29
IRS-CM IR Options                                    562.92          84.44                  647.36
IRS-CM Mediums                                       298.97          44.85                  343.82
IRS-CM Mediums                                     1,008.45         151.27                1,159.72
IRS-CM Mediums                                       619.22          92.88                  712.10
IRS-CM SS/FRAS                                       407.69          61.15                  468.84
IRS-CM SS/FRAS                                     1,375.16         206.27                1,581.43
IRS-CM SS/FRAS                                       844.38         126.66                  971.04
Legal-NY                                             271.79          40.77                  312.56
Legal-NY                                             916.77         137.52                1,054.29
Legal-NY                                             562.92          84.44                  647.36
Marketing-NY                                         458.39          68.76                  527.14
Marketing-NY                                         281.46          42.22                  323.68
MBSB-ARMS                                            366.71          55.01                  421.72
MBSB-ARMS                                            225.17          33.78                  258.94
MBSB-CMOS                                            458.39          68.76                  527.14
MBSB-CMOS                                            281.46          42.22                  323.68
MBSB-GNMA                                            625.12          93.77                  718.89
MBSB-GNMA                                          2,108.58         316.29                2,424.87
MBSB-GNMA                                            241.50          36.23                  277.73
MBSB-GNMA                                          1,294.72         194.21                1,488.93
MBSB-GNMA                                            250.39          37.56                  287.95
MBSB-REGIONALS                                       275.03          41.25                  316.29
MBSB-STRIPS                                          550.06          82.51                  632.57
MBSB-STRIPS                                          337.75          50.66                  388.42
MBSB-SUPPORT STAFF                                   244.61          36.69                  281.30
MBSB-SUPPORT STAFF                                   825.10         123.76                  948.86
MBSB-SUPPORT STAFF                                   506.63          75.99                  582.63
MMI-NY                                               244.61          36.69                  281.30
MMI-NY                                               825.10         123.76                  948.86
MMI-NY                                               506.63          75.99                  582.63
MUNIS-BID WANTED-NY                                  217.43          32.61                  250.05
MUNIS-BID WANTED-NY                                  733.42         110.01                  843.43
MUNIS-BID WANTED-NY                                  450.34          67.55                  517.89
MUNIS-DOLLAR REVENUE-NY                              641.74          96.26                  738.00
MUNIS-DOLLAR REVENUE-NY                              394.05          59.11                  453.15
MUNIS-GENERAL OBLIGATIONS-NY                         298.97          44.85                  343.82
MUNIS-GENERAL OBLIGATIONS-NY                       1,008.45         151.27                1,159.72
MUNIS-GENERAL OBLIGATIONS-NY                         619.22          92.88                  712.10
MUNIS-NY & PR SERIALS & DOLLARS-NY                   271.79          40.77                  312.56
MUNIS-NY & PR SERIALS & DOLLARS-NY                   916.77         137.52                1,054.29
MUNIS-NY & PR SERIALS & DOLLARS-NY                   562.92          84.44                  647.36
MUNIS-SUPPORT-NY                                     275.03          41.25                  316.29
Office Services-NY                                   951.27         142.69                1,093.96
Office Services-NY                                 3,208.71         481.31                3,690.01
Office Services-NY                                   367.50          55.13                  422.63
Office Services-NY                                 1,970.23         295.53                2,265.76
Office Services-NY                                   381.02          57.15                  438.18
OPS-EQUITIES(B-BF200)                              1,984.07         297.61                2,281.68
OPS-EQUITIES(B-BF200)                              6,692.45       1,003.87                7,696.31
OPS-EQUITIES(B-BF200)                                329.99          49.50                  379.49
OPS-EQUITIES(B-BF200)                                766.50         114.98                  881.48
OPS-EQUITIES(B-BF200)                                249.66          37.45                  287.11
OPS-EQUITIES(B-BF200)                              4,109.34         616.40                4,725.74
OPS-EQUITIES(B-BF200)                                794.71         119.21                  913.91
OTC Options-NY                                       244.61          36.69                  281.30
OTC Options-NY                                       825.10         123.76                  948.86
OTC Options-NY                                       506.63          75.99                  582.63
SYSTEMS - TO BE ALLOCATED(B-BA500)                 1,022.57         153.39                1,175.96
Systems-NY                                         1,709.91         256.49                1,966.40
Systems-NY                                           748.22         112.23                  860.46
Systems-NY                                           515.44          77.32                  592.76
Systems-NY                                         2,598.00         389.70                2,987.70
Systems-NY                                         2,929.46         439.42                3,368.88
Tax-NY                                               275.03          41.25                  316.29
                                                     691.78         103.77                  795.55
                                                   1,191.99         178.80                1,370.79
                                                   1,188.55         178.28                1,366.84
Accounting-NY                                      4,268.84         640.33                4,909.17
Accounting-NY                                      2,187.05         328.06                2,515.11
Agencies                                             991.36         148.70                1,140.06
Agencies                                           1,393.91         209.09                1,602.99
Agencies                                             714.14         107.12                  821.26
Art-NY                                               261.36          39.20                  300.56
Business Administration                              261.36          39.20                  300.56
Communications-NY                                    979.06         146.86                1,125.92
Communications-NY                                    714.14         107.12                  821.26
Corporate Bonds-Canadians                            609.83          91.48                  701.31
Corporate Bonds-Canadians                            312.44          46.87                  359.30
Corporate Bonds-Corp Convertible Bonds               522.72          78.41                  601.12
Corporate Bonds-Corp Convertible Bonds               267.80          40.17                  307.97
Corporate Bonds-High level Transaction               261.36          39.20                  300.56
Corporate Bonds-Industrials                          435.60          65.34                  500.94
Corporate Bonds-Industrials                          223.17          33.48                  256.64
Corporate Bonds-Intermediates                      1,045.43         156.81                1,202.24
Corporate Bonds-Intermediates                        535.61          80.34                  615.95
Corporate Bonds-Junks                                784.07         117.61                  901.68
Corporate Bonds-Junks                                401.70          60.26                  461.96
Corporate Bonds-Med Term Notes                       609.83          91.48                  701.31
Corporate Bonds-Med Term Notes                       312.44          46.87                  359.30
Corporate Bonds-New Issues\Regionals                 261.36          39.20                  300.56
Corporate Bonds-out of town                          397.33          59.60                  456.93
Corporate Bonds-out of town                          396.18          59.43                  455.61
Corporate Bonds-Support                              522.72          78.41                  601.12
Corporate Bonds-Support                              267.80          40.17                  307.97
Corporate Bonds-Utilities/tel/ret                    435.60          65.34                  500.94
Corporate Bonds-Utilities/tel/ret                    223.17          33.48                  256.64
Corporate-NY                                       1,568.15         235.22                1,803.37
Corporate-NY                                         803.41         120.51                  923.92
Credit                                               958.31         143.75                1,102.06
Credit                                               490.97          73.65                  564.62
Emerging Markets Brady Bonds                         794.66         119.20                  913.86
Emerging Markets Brady Bonds                         792.37         118.86                  911.22
Emerging Markets Brady Bonds                       1,060.55         159.08                1,219.63
Emerging Markets Brady Bonds                       2,700.70         405.10                3,105.80
Emerging Markets Brady Bonds                       1,383.65         207.55                1,591.19
Emerging Markets Brady Bonds                       3,741.12         561.17                4,302.29
Emerging Markets Brady Bonds                       5,985.79         897.87                6,883.66
Emerging Markets Brady Bonds                         748.22         112.23                  860.46
Emerging Markets Brady Bonds                         298.16          44.72                  342.89
Emerging Markets Brady Bonds                         265.24          39.79                  305.03
Emerging Markets Brady Bonds                         561.94          84.29                  646.23
Emerging Markets Brady Bonds                       2,566.51         384.98                2,951.48
Emerging Markets Euro Bonds                          794.66         119.20                  913.86
Emerging Markets Euro Bonds                          792.37         118.86                  911.22
Emerging Markets Euro Bonds                        1,045.43         156.81                1,202.24
Emerging Markets Euro Bonds                          535.61          80.34                  615.95
Environmental (EBS)                                  909.12         136.37                1,045.49
Environmental (EBS)                                  748.22         112.23                  860.46
Environmental (EBS)                                  748.22         112.23                  860.46
Environmental (EBS)                                2,674.90         401.24                3,076.14
Equity Screen Brokerage                              397.33          59.60                  456.93
Equity Screen Brokerage                              396.18          59.43                  455.61
Equity Screen Brokerage                            1,306.79         196.02                1,502.81
Equity Screen Brokerage                              669.51         100.43                  769.93
Euro's London                                        299.57          44.94                  344.51
FX Forward Mark                                      345.56          51.83                  397.40
FX Forward Mark                                    1,060.55         159.08                1,219.63
FX Forward Mark                                      979.06         146.86                1,125.92
FX Forward Mark                                      312.44          46.87                  359.30
FX Forward Mark                                      748.22         112.23                  860.46
FX Forward Yen                                       346.22          51.93                  398.15
FX Forward Yen                                       784.07         117.61                  901.68
FX Forward Yen                                       401.70          60.26                  461.96
FX Forward Yen                                       748.22         112.23                  860.46
FX Options-Exotic - NY                               (87.12)        (13.07)                (100.19)
FX Options-Exotic - NY                                (2.29)         (0.34)                  (2.63)
FX Options-Exotic - NY                              (223.17)        (33.48)                (256.64)
FX Options-NY                                      1,568.15         235.22                1,803.37
FX Options-NY                                        803.41         120.51                  923.92
FX Options-NY                                        748.22         112.23                  860.46
GSB - SHARED COST(B-6C000)                         2,995.75         449.36                3,445.11
GSB - SHARED COST(B-6C000)                         4,370.62         655.59                5,026.22
GSB - SHARED COST(B-6C000)                         4,358.03         653.70                5,011.74
GSB - SHARED COST(B-6C000)                         1,060.55         159.08                1,219.63
GSB - SHARED COST(B-6C000)                           748.22         112.23                  860.46
GSB - SHARED COST(B-6C000)                         1,496.45         224.47                1,720.92
GSB-Bills                                          1,742.38         261.36                2,003.74
GSB-Bills                                            892.68         133.90                1,026.58
GSB-CF Kross                                       2,352.22         352.83                2,705.05
GSB-CF Kross                                       1,205.11         180.77                1,385.88
GSB-Intermediate                                   5,365.89         804.88                6,170.78
GSB-Intermediate                                   2,544.12         381.62                2,925.74
GSB-Long                                           3,955.89         593.38                4,549.27
GSB-Long                                           1,829.98         274.50                2,104.48
GSB-Odd Lots                                         784.07         117.61                  901.68
GSB-Odd Lots                                         401.70          60.26                  461.96
GSB-Proprietary Desk                                 435.60          65.34                  500.94
GSB-Proprietary Desk                                 223.17          33.48                  256.64
GSB-Short                                          4,571.69         685.75                5,257.45
GSB-Short                                          1,963.89         294.58                2,258.47
GSB-Short/Intermediate                             4,181.72         627.26                4,808.98
GSB-Short/Intermediate                             2,142.42         321.36                2,463.78
GSB-Spread Brokerage                                 522.72          78.41                  601.12
GSB-Spread Brokerage                                 267.80          40.17                  307.97
GSB-Swaps                                          2,393.70         359.06                2,752.76
GSB-Swaps                                            848.04         127.21                  975.25
GSB-Volume Control                                   522.72          78.41                  601.12
GSB-Volume Control                                   267.80          40.17                  307.97
GSB-Zeros                                          1,045.43         156.81                1,202.24
GSB-Zeros                                            535.61          80.34                  615.95
Human Resources-NY                                   609.83          91.48                  701.31
Human Resources-NY                                   312.44          46.87                  359.30
IES                                                  609.83          91.48                  701.31
IES                                                  312.44          46.87                  359.30
IRS-CM IR Options                                    784.07         117.61                  901.68
IRS-CM IR Options                                    401.70          60.26                  461.96
IRS-CM Mediums                                     1,132.55         169.88                1,302.43
IRS-CM Mediums                                       580.24          87.04                  667.27
IRS-CM SS/FRAS                                     1,568.15         235.22                1,803.37
IRS-CM SS/FRAS                                       803.41         120.51                  923.92
IRS-LONDON FRA                                     1,219.67         182.95                1,402.62
IRS-LONDON FRA                                       624.87          93.73                  718.60
Legal-NY                                           1,219.67         182.95                1,402.62
Legal-NY                                             624.87          93.73                  718.60
LONDON OFF THE RUNS (OTR)(B-6D000)                 1,060.55         159.08                1,219.63
Marketing-NY                                         348.48          52.27                  400.75
MBSB-ARMS                                            261.36          39.20                  300.56
MBSB-CMOS                                            435.60          65.34                  500.94
MBSB-CMOS                                            223.17          33.48                  256.64
MBSB-GNMA                                            691.78         103.77                  795.55
MBSB-GNMA                                          2,003.74         300.56                2,304.30
MBSB-GNMA                                          1,026.58         153.99                1,180.56
MBSB-REGIONALS                                       261.36          39.20                  300.56
MBSB-STRIPS                                          522.72          78.41                  601.12
MBSB-STRIPS                                          267.80          40.17                  307.97
MBSB-SUPPORT STAFF                                   784.07         117.61                  901.68
MBSB-SUPPORT STAFF                                   401.70          60.26                  461.96
MMI-NY                                               784.07         117.61                  901.68
MMI-NY                                               401.70          60.26                  461.96
MUNIS-BID WANTED-NY                                  696.95         104.54                  801.50
MUNIS-BID WANTED-NY                                  357.07          53.56                  410.63
MUNIS-DOLLAR REVENUE-NY                              609.83          91.48                  701.31
MUNIS-DOLLAR REVENUE-NY                              312.44          46.87                  359.30
MUNIS-GENERAL OBLIGATIONS-NY                       1,132.55         169.88                1,302.43
MUNIS-GENERAL OBLIGATIONS-NY                         580.24          87.04                  667.27
MUNIS-NY & PR SERIALS & DOLLARS-NY                   784.07         117.61                  901.68
MUNIS-NY & PR SERIALS & DOLLARS-NY                   401.70          60.26                  461.96
MUNIS-SUPPORT-NY                                     748.22         112.23                  860.46
Office Services-NY                                 3,136.29         470.44                3,606.73
Office Services-NY                                 1,606.82         241.02                1,847.84
OPS-EQUITIES(B-BF200)                              7,143.77       1,071.57                8,215.34
OPS-EQUITIES(B-BF200)                              3,659.97         549.00                4,208.96
OTC Options-NY                                       784.07         117.61                  901.68
OTC Options-NY                                       401.70          60.26                  461.96
Projects                                             348.48          52.27                  400.75
Systems-NY                                           561.94          84.29                  646.23
Systems-NY                                           307.60          46.14                  353.74
Tax-NY                                               522.72          78.41                  601.12
Tax-NY                                               267.80          40.17                  307.97
Training Dept. General                             1,742.38         261.36                2,003.74
Training Dept. General                               892.68         133.90                1,026.58
Accounting-NY                                      2,264.15         339.62                2,603.78
Accounting-NY                                        370.04          55.51                  425.54
Accounting-NY                                        394.25          59.14                  453.38
Accounting-NY                                        489.36          73.40                  562.76
Agencies                                             739.32         110.90                  850.21
Communications-NY                                    879.78         131.97                1,011.75
Corporate Bonds-Canadians                            323.45          48.52                  371.97
Corporate Bonds-Corp Convertible Bonds               277.24          41.59                  318.83
Corporate Bonds-Industrials                          231.04          34.66                  265.69
Corporate Bonds-Intermediates                        554.49          83.17                  637.66
Corporate Bonds-Junks                                415.87          62.38                  478.24
Corporate Bonds-Med Term Notes                       323.45          48.52                  371.97
Corporate Bonds-Support                              277.24          41.59                  318.83
Corporate Bonds-Utilities/tel/ret                    231.04          34.66                  265.69
Credit                                               508.28          76.24                  584.52
Emerging Markets Brady Bonds                       3,181.64         477.25                3,658.88
Emerging Markets Brady Bonds                       1,432.42         214.86                1,647.29
Emerging Markets Brady Bonds                         234.11          35.12                  269.22
Emerging Markets Brady Bonds                         249.42          37.41                  286.84
Emerging Markets Brady Bonds                         309.59          46.44                  356.03
Emerging Markets Euro Bonds                          554.49          83.17                  637.66
Equity Screen Brokerage                              693.11         103.97                  797.07
FX Forward Mark                                    1,060.55         159.08                1,219.63
FX Forward Mark                                      323.45          48.52                  371.97
FX Forward Yen                                       415.87          62.38                  478.24
FX Options-Exotic - NY                               (46.21)         (6.93)                 (53.14)
FX Options-Exotic - NY                                (7.55)         (1.13)                  (8.68)
FX Options-Exotic - NY                                (8.05)         (1.21)                  (9.25)
FX Options-Exotic - NY                                (9.99)         (1.50)                 (11.48)
FX Options-NY                                        831.73         124.76                  956.49
GSB - SHARED COST(B-6C000)                         4,908.52         736.28                5,644.80
GSB-Bills                                            924.14         138.62                1,062.77
GSB-Bills                                            199.74          29.96                  229.70
GSB-CF Kross                                       1,340.01         201.00                1,541.01
GSB-CF Kross                                         219.00          32.85                  251.85
GSB-CF Kross                                         233.33          35.00                  268.33
GSB-CF Kross                                         289.62          43.44                  333.06
GSB-Intermediate                                   2,633.81         395.07                3,028.88
GSB-Intermediate                                     430.45          64.57                  495.02
GSB-Intermediate                                     458.61          68.79                  527.41
GSB-Intermediate                                     569.25          85.39                  654.64
GSB-Long                                           1,060.55         159.08                1,219.63
GSB-Long                                           1,894.50         284.17                2,178.67
GSB-Long                                             309.62          46.44                  356.07
GSB-Long                                             329.88          49.48                  379.36
GSB-Long                                             409.46          61.42                  470.88
GSB-Odd Lots                                         415.87          62.38                  478.24
GSB-Proprietary Desk                                 231.04          34.66                  265.69
GSB-Short                                          2,033.12         304.97                2,338.09
GSB-Short                                            332.28          49.84                  382.12
GSB-Short                                            354.02          53.10                  407.12
GSB-Short                                            439.42          65.91                  505.34
GSB-Short/Intermediate                             2,217.95         332.69                2,550.64
GSB-Short/Intermediate                               362.49          54.37                  416.86
GSB-Short/Intermediate                               386.20          57.93                  444.13
GSB-Short/Intermediate                               479.37          71.91                  551.28
GSB-Spread Brokerage                                 277.24          41.59                  318.83
GSB-Swaps                                            877.94         131.69                1,009.63
GSB-Volume Control                                   277.24          41.59                  318.83
GSB-Zeros                                            554.49          83.17                  637.66
IRS-CM IR Options                                    415.87          62.38                  478.24
IRS-CM Mediums                                       600.69          90.10                  690.80
IRS-CM SS/FRAS                                       831.73         124.76                  956.49
IRS-LONDON FRA                                       646.90          97.04                  743.94
LONDON OFF THE RUNS (OTR)(B-6D000)                 1,060.55         159.08                1,219.63
MBSB-CMOS                                            231.04          34.66                  265.69
MBSB-GNMA                                          1,062.77         159.41                1,222.18
MBSB-GNMA                                            229.70          34.45                  264.15
MBSB-STRIPS                                          277.24          41.59                  318.83
MBSB-SUPPORT STAFF                                   415.87          62.38                  478.24
MMI-NY                                               415.87          62.38                  478.24
MUNIS-BID WANTED-NY                                  369.66          55.45                  425.11
MUNIS-DOLLAR REVENUE-NY                              323.45          48.52                  371.97
MUNIS-GENERAL OBLIGATIONS-NY                         600.69          90.10                  690.80
MUNIS-NY & PR SERIALS & DOLLARS-NY                   415.87          62.38                  478.24
MUNIS-SUPPORT-NY                                   3,181.64         477.25                3,658.88
OPS-EQUITIES(B-BF200)                              3,788.99         568.35                4,357.34
OPS-EQUITIES(B-BF200)                                619.25          92.89                  712.14
OPS-EQUITIES(B-BF200)                                659.76          98.96                  758.73
OPS-EQUITIES(B-BF200)                                818.92         122.84                  941.76
OTC Options-NY                                       415.87          62.38                  478.24
SYSTEMS - TO BE ALLOCATED(B-BA500)                   (49.83)         (7.47)                 (57.31)
Systems-NY                                           500.02          75.00                  575.02
Communications-NY                                  9,990.72       1,498.61               11,489.33
Communications-NY                                  9,990.72       1,498.61               11,489.33
Communications-NY                                  2,922.13         438.32                3,360.45
Emerging Markets Brady Bonds                         401.88          60.28                  462.16
Emerging Markets Brady Bonds                         451.76          67.76                  519.53
Emerging Markets Brady Bonds                         399.26          59.89                  459.15
Emerging Markets Brady Bonds                         201.81          30.27                  232.08
Environmental (EBS)                                  810.37         121.56                  931.92
Equity Screen Brokerage                              810.37         121.56                  931.92
FX Forward Yen                                       657.11          98.57                  755.68
GSB - SHARED COST(B-6C000)                           658.44          98.77                  757.20
GSB - SHARED COST(B-6C000)                           366.63          54.99                  421.62
GSB - SHARED COST(B-6C000)                           306.77          46.02                  352.79
GSB-Odd Lots                                         810.37         121.56                  931.92
GSB-Swaps                                          1,620.74         243.11                1,863.85
GSB-Swaps                                            293.30          44.00                  337.30
Headcount all                                      3,133.31         470.00                3,603.31
Headcount all                                        626.66          94.00                  720.66
Headcount all                                        278.51          41.78                  320.28
Headcount all                                        991.17         148.67                1,139.84
Headcount all                                      1,982.33         297.35                2,279.68
Headcount all                                      1,763.50         264.52                2,028.02
Headcount all                                      2,950.50         442.57                3,393.07
Headcount all                                      1,967.00         295.05                2,262.05
Headcount all                                      2,016.88         302.53                2,319.41
Headcount all                                      3,511.66         526.75                4,038.41
Headcount NY                                       2,374.61         356.19                2,730.81
Human Resources-NY                                   219.47          32.92                  252.39
LONDON OFF THE RUNS (OTR)(B-6D000)                 6,869.53       1,030.43                7,899.96
LONDON OFF THE RUNS (OTR)(B-6D000)                 7,509.28       1,126.39                8,635.67
LONDON OFF THE RUNS (OTR)(B-6D000)                17,017.75       2,552.66               19,570.41
LONDON OFF THE RUNS (OTR)(B-6D000)                 1,062.69         159.40                1,222.09
LONDON OFF THE RUNS (OTR)(B-6D000)                   650.56          97.58                  748.14
LONDON OFF THE RUNS (OTR)(B-6D000)                 1,026.56         153.98                1,180.55
LONDON OFF THE RUNS (OTR)(B-6D000)                   340.86          51.13                  391.99
LONDON OFF THE RUNS (OTR)(B-6D000)                   554.46          83.17                  637.63
Project-Emerging Markets                             657.11          98.57                  755.68
Systems-NY                                           657.98          98.70                  756.68
Systems-NY                                         1,161.82         174.27                1,336.09
Systems-NY                                         2,756.79         413.52                3,170.31
Systems-NY                                        59,356.22       8,903.43               68,259.66
Systems-NY                                         1,624.39         243.66                1,868.05
Systems-NY                                           810.37         121.56                  931.92
Systems-NY                                         3,749.07         562.36                4,311.43
Systems-NY                                         2,841.59         426.24                3,267.83
Systems-NY                                         2,243.01         336.45                2,579.46
Systems-NY                                           509.62          76.44                  586.07
Systems-NY                                           400.72          60.11                  460.82
Systems-NY                                           203.27          30.49                  233.76
Systems-NY                                           273.52          41.03                  314.55
Systems-NY                                         3,412.32         511.85                3,924.17
Systems-NY                                           716.36         107.45                  823.81
Systems-NY                                         1,196.70         179.50                1,376.20
Systems-NY                                           862.40         129.36                  991.76
Systems-NY                                           459.28          68.89                  528.17
Systems-NY                                           415.26          62.29                  477.55
Systems-NY                                         1,455.57         218.34                1,673.91
Systems-NY                                           351.43          52.72                  404.15
Systems-NY                                         1,479.74         221.96                1,701.70
Systems-NY                                         3,102.64         465.40                3,568.03
Systems-NY                                         1,208.38         181.26                1,389.64
Systems-NY                                           896.41         134.46                1,030.88
Systems-NY                                         1,111.64         166.75                1,278.39
Systems-NY                                           456.94          68.54                  525.48
Systems-NY                                         2,010.37         301.56                2,311.92
Systems-NY                                         1,219.57         182.94                1,402.50
Systems-NY                                           255.19          38.28                  293.47
Systems-NY                                           726.57         108.99                  835.56
Systems-NY                                           717.86         107.68                  825.54
Systems-NY                                           454.89          68.23                  523.13
Systems-NY                                           818.06         122.71                  940.77
Systems-NY                                           818.06         122.71                  940.77
Systems-NY                                         1,978.40         296.76                2,275.16
Systems-NY                                           954.40         143.16                1,097.56
Systems-NY                                           346.54          51.98                  398.52
Systems-NY                                         1,491.60         223.74                1,715.34
Systems-NY                                         2,100.02         315.00                2,415.02
Systems-NY                                           447.27          67.09                  514.36
Systems-NY                                           602.94          90.44                  693.39
Systems-NY                                           608.14          91.22                  699.36
Systems-NY                                        16,662.12       2,499.32               19,161.43
Systems-NY                                           525.32          78.80                  604.12
Systems-NY                                           716.02         107.40                  823.42
Systems-NY                                           221.51          33.23                  254.73
Systems-NY                                         1,039.82         155.97                1,195.80
Systems-NY                                         2,914.96         437.24                3,352.20
Systems-NY                                         2,079.65         311.95                2,391.59
Systems-NY                                         1,039.82         155.97                1,195.80
Systems-NY                                         1,028.91         154.34                1,183.25
Systems-NY                                         1,032.55         154.88                1,187.43
Systems-NY                                         1,399.59         209.94                1,609.53
Systems-NY                                           373.49          56.02                  429.51
Systems-NY                                         2,064.47         309.67                2,374.15
Systems-NY                                           351.35          52.70                  404.06
Systems-NY                                         1,038.37         155.76                1,194.12
Systems-NY                                           357.07          53.56                  410.63
Systems-NY                                           355.41          53.31                  408.72
Systems-NY                                           355.41          53.31                  408.72
Systems-NY                                           350.56          52.58                  403.14
Systems-NY                                         4,516.78         677.52                5,194.30
Systems-NY                                         2,195.64         329.35                2,524.98
Systems-NY                                         1,097.82         164.67                1,262.49
Systems-NY                                         1,097.82         164.67                1,262.49
Systems-NY                                         3,843.01         576.45                4,419.46
Systems-NY                                         1,076.25         161.44                1,237.69
Systems-NY                                         1,093.64         164.05                1,257.68
Emerging Markets Brady Bonds                        (401.88)        (60.28)                (462.16)
Emerging Markets Brady Bonds                        (451.76)        (67.76)                (519.53)
Headcount all                                     (1,879.99)       (282.00)              (2,161.99)
Headcount all                                       (495.58)        (74.34)                (569.92)
Headcount all                                     (1,486.75)       (223.01)              (1,709.76)
Headcount all                                     (1,763.50)       (264.52)              (2,028.02)
Headcount all                                     (1,967.00)       (295.05)              (2,262.05)
Headcount all                                     (1,475.25)       (221.29)              (1,696.53)
Headcount all                                     (2,633.75)       (395.06)              (3,028.81)
LONDON OFF THE RUNS (OTR)(B-6D000)                (5,672.58)       (850.89)              (6,523.47)
SYSTEMS - TO BE ALLOCATED(B-BA500)                (1,022.57)       (153.39)              (1,175.96)
Systems-NY                                       (59,356.22)     (8,903.43)             (68,259.66)
Systems-NY                                          (810.37)       (121.56)                (931.92)
Systems-NY                                          (604.19)        (90.63)                (694.82)
Systems-NY                                          (609.78)        (91.47)                (701.25)
Systems-NY                                          (363.29)        (54.49)                (417.78)
Systems-NY                                          (717.86)       (107.68)                (825.54)
Systems-NY                                          (129.97)        (19.50)                (149.46)
Systems-NY                                        (1,392.16)       (208.82)              (1,600.98)
Systems-NY                                        (1,750.01)       (262.50)              (2,012.52)
Systems-NY                                          (223.64)        (33.55)                (257.18)
Systems-NY                                          (716.02)       (107.40)                (823.42)
Systems-NY                                          (139.66)        (20.95)                (160.61)
Systems-NY                                        (2,331.96)       (349.79)              (2,681.76)
Systems-NY                                        (1,039.82)       (155.97)              (1,195.80)
Systems-NY                                        (1,399.60)       (209.94)              (1,609.53)
Systems-NY                                          (186.74)        (28.01)                (214.75)
Accounting-NY                                      2,353.45         353.02                2,706.47
Accounting-NY                                      3,622.11         543.32                4,165.42
Accounting-NY                                        907.01         136.05                1,043.07
Accounting-NY                                      1,396.68         209.50                1,606.19
Accounting-NY                                      1,896.75         284.51                2,181.26
Agencies                                           1,376.24         206.44                1,582.68
Communications-NY                                  3,622.79         543.42                4,166.21
Communications-NY                                  2,302.87         345.43                2,648.30
Communications-NY                                    892.86         133.93                1,026.79
Communications-NY                                  1,140.62         171.09                1,311.72
Communications-NY                                    899.34         134.90                1,034.24
Communications-NY                                    644.42          96.66                  741.08
Communications-NY                                    814.82         122.22                  937.04
Communications-NY                                    937.23         140.59                1,077.82
Corporate Bonds-Canadians                          1,102.07         165.31                1,267.38
Corporate Bonds-Corp Convertible Bonds               569.27          85.39                  654.66
Corporate Bonds-High level Transaction             1,220.80         183.12                1,403.92
Corporate Bonds-High level Transaction               396.35          59.45                  455.80
Corporate Bonds-High level Transaction               397.80          59.67                  457.48
Corporate Bonds-out of town                        3,662.39         549.36                4,211.75
Corporate-NY                                       2,411.91         361.79                2,773.70
Corporate-NY                                         905.08         135.76                1,040.84
Corporate-NY                                       1,394.61         209.19                1,603.80
Emerging Markets Brady Bonds                         468.30          70.24                  538.54
Emerging Markets Brady Bonds                         253.84          38.08                  291.92
Emerging Markets Brady Bonds                         752.66         112.90                  865.56
Emerging Markets Brady Bonds                         440.90          66.13                  507.03
Emerging Markets Brady Bonds                       1,971.33         295.70                2,267.03
Emerging Markets Brady Bonds                       2,435.86         365.38                2,801.24
Emerging Markets Brady Bonds                       2,441.59         366.24                2,807.83
Emerging Markets Brady Bonds                       2,204.14         330.62                2,534.77
Emerging Markets Brady Bonds                         792.70         118.91                  911.61
Emerging Markets Brady Bonds                         397.80          59.67                  457.48
FX Forward Yen                                     1,217.93         182.69                1,400.62
GSB - SHARED COST(B-6C000)                           657.11          98.57                  755.68
GSB - SHARED COST(B-6C000)                         2,435.86         365.38                2,801.24
GSB - SHARED COST(B-6C000)                           220.85          33.13                  253.98
GSB - SHARED COST(B-6C000)                           792.70         118.91                  911.61
GSB - SHARED COST(B-6C000)                           397.80          59.67                  457.48
GSB-CF Kross                                         238.17          35.73                  273.90
GSB-Odd Lots                                       1,217.93         182.69                1,400.62
GSB-Odd Lots                                       1,220.80         183.12                1,403.92
GSB-Swaps                                            657.11          98.57                  755.68
GSB-Swaps                                          3,653.79         548.07                4,201.85
GSB-Swaps                                          1,220.80         183.12                1,403.92
GSB-Swaps                                          1,225.94         183.89                1,409.83
GSB-Swaps                                          2,204.14         330.62                2,534.77
GSB-Swaps                                            294.47          44.17                  338.64
Headcount all                                      2,864.74         429.71                3,294.45
Headcount all                                        377.85          56.68                  434.53
Headcount all                                        469.82          70.47                  540.30
Headcount all                                      7,489.42       1,123.41                8,612.84
Headcount all                                     14,634.74       2,195.21               16,829.95
Headcount all                                     17,011.15       2,551.67               19,562.82
Headcount all                                     10,532.01       1,579.80               12,111.82
Headcount all                                      2,068.08         310.21                2,378.29
Headcount all                                      3,746.21         561.93                4,308.14
Headcount all                                        316.69          47.50                  364.20
Headcount all                                        847.05         127.06                  974.11
Headcount all                                      5,650.28         847.54                6,497.83
Headcount all                                     12,472.82       1,870.92               14,343.74
Headcount all                                      6,238.73         935.81                7,174.54
Headcount all                                      6,242.27         936.34                7,178.61
Headcount all                                      8,112.83       1,216.92                9,329.75
Headcount all                                      4,368.17         655.23                5,023.40
Headcount all                                      6,238.73         935.81                7,174.54
Headcount all                                      1,247.35         187.10                1,434.45
Headcount all                                      4,995.23         749.28                5,744.51
Headcount all                                      6,870.36       1,030.55                7,900.91
Headcount all                                        635.16          95.27                  730.43
Headcount all                                        570.86          85.63                  656.48
Headcount all                                        990.69         148.60                1,139.30
Headcount all                                        816.11         122.42                  938.52
Headcount all                                      2,298.68         344.80                2,643.48
Headcount all                                      1,682.10         252.31                1,934.41
Headcount all                                      1,389.75         208.46                1,598.21
Headcount all                                      4,671.41         700.71                5,372.12
Headcount all                                        495.58          74.34                  569.92
Headcount all                                        268.94          40.34                  309.29
Headcount all                                      4,260.45         639.07                4,899.52
Headcount all                                      8,827.68       1,324.15               10,151.83
Headcount NY                                         226.76          34.01                  260.78
Headcount NY                                       1,000.40         150.06                1,150.46
Headcount NY                                         489.46          73.42                  562.88
Headcount NY                                       2,411.91         361.79                2,773.70
Headcount NY                                         905.08         135.76                1,040.84
Headcount NY                                       1,394.61         209.19                1,603.80
Headcount NY                                       1,806.69         271.00                2,077.70
Headcount UX                                       3,857.51         578.63                4,436.14
Headcount VX                                       1,200.69         180.10                1,380.79
Headcount VX                                         900.51         135.08                1,035.59
IES                                                5,402.93         810.44                6,213.36
IRS-CM SS/FRAS                                     1,217.93         182.69                1,400.62
IRS-CM SS/FRAS                                     3,517.74         527.66                4,045.40
LONDON OFF THE RUNS (OTR)(B-6D000)                 3,743.82         561.57                4,305.40
LONDON OFF THE RUNS (OTR)(B-6D000)                 3,746.21         561.93                4,308.14
LONDON OFF THE RUNS (OTR)(B-6D000)                   625.94          93.89                  719.83
MUNIS-BID WANTED-NY                                1,102.07         165.31                1,267.38
MUNIS-SUPPORT-NY                                   1,102.08         165.31                1,267.39
SYSTEMS DATA LINES(B-BA100)                        1,273.56         191.03                1,464.59
SYSTEMS DATA LINES(B-BA100)                          664.17          99.63                  763.80
SYSTEMS DATA LINES(B-BA100)                          830.45         124.57                  955.01
SYSTEMS DATA LINES(B-BA100)                        1,275.22         191.28                1,466.51
SYSTEMS DATA LINES(B-BA100)                        1,246.13         186.92                1,433.04
SYSTEMS DATA LINES(B-BA100)                        3,490.31         523.55                4,013.85
SYSTEMS DATA LINES(B-BA100)                        2,513.40         377.01                2,890.41
SYSTEMS DATA LINES(B-BA100)                        1,256.70         188.51                1,445.21
SYSTEMS DATA LINES(B-BA100)                        3,445.26         516.79                3,962.05
SYSTEMS DATA LINES(B-BA100)                        7,561.73       1,134.26                8,695.99
SYSTEMS DATA LINES(B-BA100)                        7,885.34       1,182.80                9,068.14
SYSTEMS DATA LINES(B-BA100)                        1,067.93         160.19                1,228.12
SYSTEMS DATA LINES(B-BA100)                          703.01         105.45                  808.46
SYSTEMS DATA LINES(B-BA100)                          720.79         108.12                  828.91
SYSTEMS DATA LINES(B-BA100)                        4,524.26         678.64                5,202.90
SYSTEMS DATA LINES(B-BA100)                        1,316.87         197.53                1,514.41
SYSTEMS DATA LINES(B-BA100)                          625.94          93.89                  719.83
SYSTEMS DATA LINES(B-BA100)                        8,525.50       1,278.83                9,804.33
SYSTEMS DATA LINES(B-BA100)                          651.23          97.68                  748.92
SYSTEMS DATA LINES(B-BA100)                          705.27         105.79                  811.06
SYSTEMS DATA LINES(B-BA100)                        4,508.74         676.31                5,185.05
SYSTEMS DATA LINES(B-BA100)                        6,103.99         915.60                7,019.59
SYSTEMS DATA LINES(B-BA100)                        2,451.89         367.78                2,819.67
SYSTEMS DATA LINES(B-BA100)                        6,612.44         991.87                7,604.30
SYSTEMS DATA LINES(B-BA100)                          536.36          80.45                  616.81
SYSTEMS DATA LINES(B-BA100)                          629.89          94.48                  724.37
SYSTEMS DATA LINES(B-BA100)                        3,747.49         562.12                4,309.61
SYSTEMS DATA LINES(B-BA100)                          255.77          38.37                  294.14
SYSTEMS DATA LINES(B-BA100)                        1,721.05         258.16                1,979.20
SYSTEMS DATA LINES(B-BA100)                        3,747.49         562.12                4,309.61
SYSTEMS DATA LINES(B-BA100)                        1,066.35         159.95                1,226.30
SYSTEMS DATA LINES(B-BA100)                          227.45          34.12                  261.56
SYSTEMS DATA LINES(B-BA100)                          757.44         113.62                  871.05
SYSTEMS DATA LINES(B-BA100)                        1,315.49         197.32                1,512.81
SYSTEMS DATA LINES(B-BA100)                          268.15          40.22                  308.37
SYSTEMS DATA LINES(B-BA100)                          314.91          47.24                  362.15
SYSTEMS DATA LINES(B-BA100)                        1,873.71         281.06                2,154.77
SYSTEMS DATA LINES(B-BA100)                        1,720.98         258.15                1,979.13
SYSTEMS DATA LINES(B-BA100)                        1,873.71         281.06                2,154.77
SYSTEMS DATA LINES(B-BA100)                          533.14          79.97                  613.12
SYSTEMS DATA LINES(B-BA100)                          329.12          49.37                  378.49
SYSTEMS DATA LINES(B-BA100)                        1,941.66         291.25                2,232.91
SYSTEMS DATA LINES(B-BA100)                          417.59          62.64                  480.23
SYSTEMS DATA LINES(B-BA100)                          397.81          59.67                  457.48
SYSTEMS DATA LINES(B-BA100)                          200.36          30.05                  230.41
SYSTEMS DATA LINES(B-BA100)                          294.47          44.17                  338.64
SYSTEMS DATA LINES(B-BA100)                          628.66          94.30                  722.96
SYSTEMS DATA LINES(B-BA100)                          832.62         124.89                  957.52
SYSTEMS DATA LINES(B-BA100)                          775.66         116.35                  892.01
SYSTEMS DATA LINES(B-BA100)                        6,250.00         937.50                7,187.50
SYSTEMS DATA LINES(B-BA100)                        1,022.57         153.39                1,175.96
SYSTEMS DATA LINES(B-BA100)                          781.06         117.16                  898.22
SYSTEMS DATA LINES(B-BA100)                          252.42          37.86                  290.29
SYSTEMS DATA LINES(B-BA100)                          786.60         117.99                  904.59
SYSTEMS DATA LINES(B-BA100)                          524.42          78.66                  603.08
SYSTEMS DATA LINES(B-BA100)                        2,256.31         338.45                2,594.76
Systems-NY                                           751.72         112.76                  864.47
Systems-NY                                           657.11          98.57                  755.68
Systems-NY                                         1,415.67         212.35                1,628.02
Systems-NY                                           700.67         105.10                  805.77
Systems-NY                                           692.15         103.82                  795.98
Systems-NY                                         1,865.78         279.87                2,145.65
Systems-NY                                           941.93         141.29                1,083.22
Systems-NY                                           407.60          61.14                  468.74
Systems-NY                                           396.35          59.45                  455.80
Systems-NY                                           628.66          94.30                  722.96
Systems-NY                                           416.31          62.45                  478.76
Systems-NY                                         1,473.17         220.98                1,694.15
Systems-NY                                         3,571.43         535.71                4,107.14
Systems-NY                                         2,134.10         320.12                2,454.22
Systems-NY                                           320.07          48.01                  368.08
Systems-NY                                           353.33          53.00                  406.33
Systems-NY                                         1,097.93         164.69                1,262.62
Systems-NY                                           320.07          48.01                  368.08
Systems-NY                                           910.86         136.63                1,047.49
Systems-NY                                         2,325.73         348.86                2,674.59
Systems-NY                                           268.94          40.34                  309.29
Systems-NY                                           266.04          39.91                  305.94
Systems-NY                                           415.46          62.32                  477.78
Systems-NY                                         1,798.68         269.80                2,068.49
Systems-NY                                           924.46         138.67                1,063.13
Systems-NY                                           372.45          55.87                  428.31
Systems-NY                                           901.19         135.18                1,036.37
Systems-NY                                           260.74          39.11                  299.85
Systems-NY                                           253.19          37.98                  291.16
Systems-NY                                           206.17          30.93                  237.10
Systems-NY                                         1,558.80         233.82                1,792.62
Systems-NY                                         1,558.80         233.82                1,792.62
Systems-NY                                           194.33          29.15                  223.48
Systems-NY                                           287.67          43.15                  330.82
Systems-NY                                           354.91          53.24                  408.14
Systems-NY                                         1,042.63         156.39                1,199.02
Systems-NY                                           482.69          72.40                  555.09
Systems-NY                                         1,392.53         208.88                1,601.41
Systems-NY                                          (768.60)       (115.29)                (883.89)
Systems-NY                                         1,085.46         162.82                1,248.28
SYSTEMS DATA LINES(B-BA100)                          438.95          65.84                  504.79
Systems-NY                                         3,759.44         563.92                4,323.36
Systems-NY                                           439.96          65.99                  505.95
Systems-NY                                           908.26         136.24                1,044.50
Systems-NY                                           415.46          62.32                  477.78
Systems-NY                                           904.58         135.69                1,040.26
Systems-NY                                           282.65          42.40                  325.05
Systems-NY                                           214.81          32.22                  247.03
Systems-NY                                           695.09         104.26                  799.35
Systems-NY                                         1,919.40         287.91                2,207.31
Systems-NY                                           515.44          77.32                  592.76
Headcount NY                                       1,078.00         161.70                1,239.69
SYSTEMS DATA LINES(B-BA100)                        7,686.02       1,152.90                8,838.92
Systems-NY                                         9,560.34       1,434.05               10,994.39
Systems-NY                                           882.33         132.35                1,014.68
Systems-NY                                           623.19          93.48                  716.67
Systems-NY                                           716.02         107.40                  823.42
Systems-NY                                           383.56          57.53                  441.10
Systems-NY                                           347.54          52.13                  399.67
Headcount all                                        376.44          56.47                  432.91
Headcount all                                        220.56          33.08                  253.64
Headcount NY                                       2,275.15         341.27                2,616.43
Systems-NY                                         2,366.05         354.91                2,720.96
Systems-NY                                           355.41          53.31                  408.72
Systems-NY                                         1,217.94         182.69                1,400.63
Systems-NY                                           619.36          92.90                  712.27
Systems-NY                                         1,214.62         182.19                1,396.81
Systems-NY                                         5,105.38         765.81                5,871.19
Systems-NY                                           915.33         137.30                1,052.63
Systems-NY                                         1,409.88         211.48                1,621.36
Systems-NY                                           269.50          40.42                  309.92
Systems-NY                                           261.88          39.28                  301.16
Systems-NY                                         1,324.44         198.67                1,523.11
Systems-NY                                           910.74         136.61                1,047.35
Systems-NY                                           461.39          69.21                  530.60
Systems-NY                                           779.40         116.91                  896.31
Systems-NY                                         2,338.20         350.73                2,688.93
Systems-NY                                         1,587.48         238.12                1,825.60
Systems-NY                                         4,160.96         624.14                4,785.10
LONDON OFF THE RUNS (OTR)(B-6D000)                   733.26         109.99                  843.25
Office Services-NY                                 2,275.15         341.27                2,616.43
SYSTEMS - TO BE ALLOCATED(B-BA500)                   626.57          93.99                  720.56
SYSTEMS DATA LINES(B-BA100)                          438.95          65.84                  504.79
SYSTEMS DATA LINES(B-BA100)                        7,686.02       1,152.90                8,838.92
Systems-Mercury Teledata-NY                          924.11         138.62                1,062.72
Systems-NY                                         2,527.58         379.14                2,906.71
Systems-NY                                         5,148.61         772.29                5,920.90
Systems-NY                                         1,253.15         187.97                1,441.12
Systems-NY                                           355.41          53.31                  408.72
Systems-NY                                           908.26         136.24                1,044.50
Systems-NY                                           904.58         135.69                1,040.26
Systems-NY                                           282.65          42.40                  325.05
Systems-NY                                         1,042.63         156.39                1,199.02
Systems-NY                                         1,919.40         287.91                2,207.31
Systems-NY                                           515.44          77.32                  592.76
CANTOR DIGITAL SPEED(B-AV007)                      1,555.33         233.30                1,788.63
ITD-Sales General                                    493.95          74.09                  568.04
SYSTEMS DATA LINES(B-BA100)                       10,848.94       1,627.34               12,476.28
Systems-NY                                        16,195.65       2,429.35               18,625.00
Systems-NY                                         1,272.65         190.90                1,463.55
Systems-NY                                         3,019.12         452.87                3,471.99
Systems-NY                                         5,024.17         753.62                5,777.79
Systems-NY                                           554.91          83.24                  638.15
Systems-NY                                           498.12          74.72                  572.84
Systems-NY                                           621.44          93.22                  714.66
Systems-NY                                         1,212.80         181.92                1,394.72
Systems-NY                                         2,598.00         389.70                2,987.70
Systems-NY                                           830.67         124.60                  955.27
Systems-NY                                         1,401.60         210.24                1,611.84
ITD-Chicago                                        4,627.90         694.19                5,322.09
MMI-NY                                             1,480.51         222.08                1,702.59
SYSTEMS - TO BE ALLOCATED(B-BA500)                   271.45          40.72                  312.17
Systems-NY                                           208.97          31.35                  240.32
Systems-NY                                        26,715.06       4,007.26               30,722.32
Systems-NY                                        20,784.72       3,117.71               23,902.43
Systems-NY                                         2,002.20         300.33                2,302.52
Tax-NY                                             8,537.96       1,280.69                9,818.66
Systems-NY                                         1,576.70         236.51                1,813.21
Systems-NY                                         2,823.16         423.47                3,246.64
SYSTEMS - TO BE ALLOCATED(B-BA500)                14,444.88       2,166.73               16,611.62
Systems-NY                                           623.52          93.53                  717.05
Canadians Coupons-Toronto                           (256.00)        (38.40)                (294.40)
GSB - SHARED COST(B-6C000)                           960.00         144.00                1,104.00
GSB - SHARED COST(B-6C000)                         2,304.00         345.60                2,649.60
GSB-Odd Lots                                       1,152.00         172.80                1,324.80
GSB-Swaps                                         (1,152.00)       (172.80)              (1,324.80)
GSB-Swaps                                         (2,048.00)       (307.20)              (2,355.20)
GSB-Swaps                                            (16.00)         (2.40)                 (18.40)
MBSB-GNMA                                            512.00          76.80                  588.80
MBSB-GNMA                                             16.00           2.40                   18.40
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (256.00)        (38.40)                (294.40)
Systems-NY                                          (102.40)        (15.36)                (117.76)
Systems-NY                                                -              -                       -
Systems-NY                                          (102.40)        (15.36)                (117.76)
Systems-NY                                          (960.00)       (144.00)              (1,104.00)
Systems-NY                                          (768.00)       (115.20)                (883.20)
Systems-NY                                           192.00          28.80                  220.80
Systems-NY                                            64.00           9.60                   73.60
Systems-NY                                         1,024.00         153.60                1,177.60
Systems-NY                                           (38.40)         (5.76)                 (44.16)
Systems-NY                                        (1,280.00)       (192.00)              (1,472.00)
Systems-NY                                        (1,024.00)       (153.60)              (1,177.60)
Systems-NY                                           128.00          19.20                  147.20
Systems-NY                                                -              -                       -
Systems-NY                                         1,024.00         153.60                1,177.60
Systems-NY                                           768.00         115.20                  883.20
Systems-NY                                                -              -                       -
Systems-NY                                           256.00          38.40                  294.40
Systems-NY                                           896.00         134.40                1,030.40
Systems-NY                                           320.00          48.00                  368.00
Systems-NY                                           (48.00)         (7.20)                 (55.20)
Systems-NY                                            64.00           9.60                   73.60
Systems-NY                                           (25.60)         (3.84)                 (29.44)
Systems-NY                                            96.00          14.40                  110.40
                                                    (805.25)       (120.79)                (926.04)
Canadians Coupons-Toronto                            402.74          60.41                  463.15
CONNECTICUT SALES GENERAL                            804.48         120.67                  925.15
Emerging Markets Brady Bonds                         402.74          60.41                  463.15
GSB - SHARED COST(B-6C000)                             0.77           0.12                    0.88
GSB - SHARED COST(B-6C000)                           996.48         149.47                1,145.95
GSB - SHARED COST(B-6C000)                            53.76           8.06                   61.82
GSB - SHARED COST(B-6C000)                          (402.74)        (60.41)                (463.15)
GSB - SHARED COST(B-6C000)                           916.99         137.55                1,054.54
GSB-CF Kross                                         402.74          60.41                  463.15
GSB-CF Kross                                       1,563.63         234.54                1,798.17
GSB-CURVE(B-63CUR)                                   804.48         120.67                  925.15
GSB-Odd Lots                                         671.23         100.68                  771.92
GSB-Swaps                                            804.48         120.67                  925.15
GSB-Swaps                                           (245.76)        (36.86)                (282.62)
Headcount all                                    (25,600.00)     (3,840.00)             (29,440.00)
IRS-CM Mediums                                       671.23         100.68                  771.92
IRS-CM SS/FRAS                                      (402.74)        (60.41)                (463.15)
LDC Options                                          805.25         120.79                  926.04
Munis NY PR                                        1,875.41         281.31                2,156.72
MUNIS-BID WANTED-NY                                 (804.48)       (120.67)                (925.15)
Systems-NY                                          (317.44)        (47.62)                (365.06)
Systems-NY                                          (765.44)       (114.82)                (880.26)
Systems-NY                                        (1,609.73)       (241.46)              (1,851.19)
Systems-NY                                          (996.48)       (149.47)              (1,145.95)
Systems-NY                                        (2,083.33)       (312.50)              (2,395.83)
Systems-NY                                         2,300.16         345.02                2,645.18
Systems-NY                                           330.10          49.51                  379.61
Systems-NY                                          (999.42)       (149.91)              (1,149.34)
Systems-NY                                         1,351.68         202.75                1,554.43
Systems-NY                                          (919.04)       (137.86)              (1,056.90)
Systems-NY                                           627.92          94.19                  722.10
Systems-NY                                            36.86           5.53                   42.39
Systems-NY                                           464.49          69.67                  534.16
Systems-NY                                           (53.76)         (8.06)                 (61.82)
Systems-NY                                          (402.74)        (60.41)                (463.15)
Systems-NY                                        (2,013.70)       (302.05)              (2,315.75)
Systems-NY                                            53.35           8.00                   61.35
Systems-NY                                          (810.50)       (121.57)                (932.07)
Systems-NY                                           (59.17)         (8.88)                 (68.04)
Systems-NY                                           (93.67)        (14.05)                (107.72)
                                                  (1,609.73)       (241.46)              (1,851.19)
                                                    (358.73)        (53.81)                (412.54)
Central Development                                  368.64          55.30                  423.94
CONNECTICUT SALES GENERAL                          2,414.98         362.25                2,777.22
CONNECTICUT SALES GENERAL                            957.60         143.64                1,101.24
EM SUPPORT(B-EM350)                                 (404.58)        (60.69)                (465.27)
Emerging Markets Brady Bonds                        (397.03)        (59.55)                (456.58)
Equities Development                               1,240.04         186.01                1,426.05
FX Options-Exotic - NY                               147.46          22.12                  169.57
GSB - SHARED COST(B-6C000)                          (804.48)       (120.67)                (925.15)
GSB - SHARED COST(B-6C000)                         1,355.21         203.28                1,558.49
GSB - SHARED COST(B-6C000)                           179.20          26.88                  206.08
GSB - SHARED COST(B-6C000)                          (294.91)        (44.24)                (339.15)
GSB - SHARED COST(B-6C000)                        (1,052.84)       (157.93)              (1,210.76)
GSB-CF Kross                                         805.25         120.79                  926.04
GSB-CF Kross                                         397.03          59.55                  456.58
GSB-CF Kross                                         835.58         125.34                  960.92
GSB-CF Kross                                         395.37          59.30                  454.67
GSB-CF Kross                                       1,052.84         157.93                1,210.76
GSB-CF Kross                                       9,253.22       1,387.98               10,641.21
GSB-Swaps                                           (996.48)       (149.47)              (1,145.95)
GSB-Swaps                                         (2,317.82)       (347.67)              (2,665.50)
GSB-Swaps                                           (395.37)        (59.30)                (454.67)
Infrastructure                                     3,185.65         477.85                3,663.50
Infrastructure                                     1,348.61         202.29                1,550.90
Infrastructure                                       (89.60)        (13.44)                (103.04)
Infrastructure                                      (333.07)        (49.96)                (383.03)
Infrastructure                                     4,149.00         622.35                4,771.36
Infrastructure                                     3,309.75         496.46                3,806.22
Infrastructure                                    19,861.89       2,979.28               22,841.18
Infrastructure                                       505.87          75.88                  581.75
Project-Emerging Markets                             804.48         120.67                  925.15
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (132.82)        (19.92)                (152.74)
SYSTEMS - TO BE ALLOCATED(B-BA500)                   (44.24)         (6.64)                 (50.87)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (424.95)        (63.74)                (488.69)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (176.95)        (26.54)                (203.49)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (333.07)        (49.96)                (383.03)
Systems-NY                                           (92.16)        (13.82)                (105.98)
Systems-NY                                        (1,610.50)       (241.57)              (1,852.07)
Systems-NY                                          (957.60)       (143.64)              (1,101.24)
Systems-NY                                          (136.47)        (20.47)                (156.94)
Systems-NY                                          (368.64)        (55.30)                (423.94)
Systems-NY                                          (941.06)       (141.16)              (1,082.21)
Systems-NY                                          (627.92)        (94.19)                (722.10)
Systems-NY                                          (243.30)        (36.50)                (279.80)
Systems-NY                                           (89.60)        (13.44)                (103.04)
Systems-NY                                          (688.13)       (103.22)                (791.35)
Systems-NY                                           200.29          30.04                  230.34
Systems-NY                                            (8.85)         (1.33)                 (10.17)
Tokyo-Back Office                                  2,317.82         347.67                2,665.50
Tokyo-Back Office                                    404.58          60.69                  465.27
                                                     804.48         120.67                  925.15
                                                  (2,576.33)       (386.45)              (2,962.78)
                                                    (996.48)       (149.47)              (1,145.95)
                                                     (89.60)        (13.44)                (103.04)
103 PROJECT(B-AZ600)                              (1,111.04)       (166.66)              (1,277.70)
Architecture                                       4,470.64         670.60                5,141.23
CDS                                                  941.06         141.16                1,082.21
CDS                                                   78.85          11.83                   90.68
CDS                                                2,862.31         429.35                3,291.66
CDS                                                9,931.05       1,489.66               11,420.70
Central Development                                   34.84           5.23                   40.06
Central Development                                2,206.72         331.01                2,537.73
Central Development                                   35.83           5.37                   41.21
Central Development                                1,261.06         189.16                1,450.21
Central Development                                1,314.30         197.15                1,511.45
Central Development                                  222.11          33.32                  255.42
Central Development                                  773.63         116.04                  889.68
Central Development                               44,054.46       6,608.17               50,662.63
Communications-NY                                   (387.07)        (58.06)                (445.13)
EM South african Gilts                            (2,504.94)       (375.74)              (2,880.68)
Emerging Markets Brady Bonds                          72.81          10.92                   83.73
FCM DESK                                          29,761.30       4,464.19               34,225.49
Fixed Income Development                           1,120.77         168.12                1,288.88
Fixed Income Development                           1,408.00         211.20                1,619.20
Fixed Income Development                              84.48          12.67                   97.15
Fixed Income Development                             614.40          92.16                  706.56
Fixed Income Development                           1,261.06         189.16                1,450.21
Fixed Income Development                             662.94          99.44                  762.38
Fixed Income Development                             333.07          49.96                  383.03
Fixed Income Development                              20.09           3.01                   23.10
Futures-CME Chicago                                  996.48         149.47                1,145.95
Futures-CME Chicago                                   89.60          13.44                  103.04
Futures-CME Chicago                                  331.78          49.77                  381.54
Futures-CME Chicago                                1,111.04         166.66                1,277.70
FX Options-NY                                        736.36         110.45                  846,81
GSB - SHARED COST(B-6C000)                          (486.40)        (72.96)                (559.36)
GSB - SHARED COST(B-6C000)                         1,609.73         241.46                1,851.19
GSB - SHARED COST(B-6C000)                          (404.58)        (60.69)                (465.27)
GSB Chicago                                          460.80          69.12                  529.92
GSB Chicago                                       (1,288.80)       (193.32)              (1,482.12)
GSB-CF Kross                                       1,287.17         193.08                1,480.24
GSB-CURVE(B-63CUR)                                   805.25         120.79                  926.04
GSB-Intermediate                                     404.58          60.69                  465.27
GSB-Odd Lots                                        (331.78)        (49.77)                (381.54)
GSB-Proprietary Desk                               1,288.40         193.26                1,481.66
GSB-Swaps                                         (1,609.73)       (241.46)              (1,851.19)
GSB-Swaps                                           (404.58)        (60.69)                (465.27)
Infrastructure                                       184.32          27.65                  211.97
Infrastructure                                       114.28          17.14                  131.42
Infrastructure                                       486.40          72.96                  559.36
Infrastructure                                       956.80         143.52                1,100.32
Infrastructure                                     2,504.94         375.74                2,880.68
Infrastructure                                     1,287.63         193.14                1,480.77
Infrastructure                                     1,288.80         193.32                1,482.12
Infrastructure                                     2,424.32         363.65                2,787.97
Infrastructure                                     5,908.48         886.27                6,794.75
Infrastructure                                     1,369.60         205.44                1,575.04
Infrastructure                                       353.89          53.08                  406.98
Infrastructure                                     2,222.08         333.31                2,555.39
Infrastructure                                       281.60          42.24                  323.84
Infrastructure                                       279.55          41.93                  321.48
Infrastructure                                     1,960.96         294.14                2,255.10
Infrastructure                                       387.07          58.06                  445.13
Infrastructure                                     1,431.24         214.69                1,645.93
Infrastructure                                       941.06         141.16                1,082.21
Infrastructure                                     3,952.44         592.87                4,545.30
Infrastructure                                       774.14         116.12                  890.27
Infrastructure                                       662.94          99.44                  762.38
Infrastructure                                       684.80         102.72                  787.52
Infrastructure                                       134.66          20.20                  154.85
Infrastructure                                       253.44          38.02                  291.46
Infrastructure                                       176.95          26.54                  203.49
Infrastructure                                       147.46          22.12                  169.57
Infrastructure                                       596.75          89.51                  686.27
Infrastructure                                     1,244.16         186.62                1,430.78
Infrastructure                                     3,131.39         469.71                3,601.10
Infrastructure                                        96.77          14.52                  111.28
Infrastructure                                         7.37           1.11                    8.48
Infrastructure                                       505.75          75.86                  581.61
Infrastructure                                     2,161.54         324.23                2,485.77
Infrastructure                                       399.72          59.96                  459.68
Infrastructure                                       835.43         125.31                  960.74
Infrastructure                                     3,558.20         533.73                4,091.93
IRS-CM SS/FRAS                                      (404.58)        (60.69)                (465.27)
ITD Sales-LA                                      (2,424.32)       (363.65)              (2,787.97)
MUNIS-BID WANTED-NY                               (1,608.96)       (241.34)              (1,850.30)
Power                                               (483.15)        (72.47)                (555.62)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (317.44)        (47.62)                (365.06)
SYSTEMS - TO BE ALLOCATED(B-BA500)               (19,202.56)     (2,880.38)             (22,082.94)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (353.89)        (53.08)                (406.98)
SYSTEMS - TO BE ALLOCATED(B-BA500)                (1,118.72)       (167.81)              (1,286.53)
SYSTEMS - TO BE ALLOCATED(B-BA500)                   (50.69)         (7.60)                 (58.29)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (368.64)        (55.30)                (423.94)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (973.21)       (145.98)              (1,119.19)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (147.46)        (22.12)                (169.57)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (265.42)        (39.81)                (305.23)
SYSTEMS - TO BE ALLOCATED(B-BA500)                25,023.95       3,753.59               28,777.54
SYSTEMS - TO BE ALLOCATED(B-BA500)                17,306.13       2,595.92               19,902.05
SYSTEMS - TO BE ALLOCATED(B-BA500)                 9,276.60       1,391.49               10,668.08
SYSTEMS - TO BE ALLOCATED(B-BA500)                14,295.93       2,144.39               16,440.32
SYSTEMS - TO BE ALLOCATED(B-BA500)                18,197.70       2,729.65               20,927.35
Systems Administration                               414.72          62.21                  476.93
Systems Administration                             1,093.12         163.97                1,257.09
Systems Administration                               431.10          64.67                  495.77
Systems-Mercury Teledata-NY                       (1,120.77)       (168.12)              (1,288.88)
Systems-Mercury Teledata-NY                         (829.44)       (124.42)                (953.86)
Systems-NY                                          (208.00)        (31.20)                (239.20)
Systems-NY                                          (307.20)        (46.08)                (353.28)
Systems-NY                                          (184.32)        (27.65)                (211.97)
Systems-NY                                          (114.28)        (17.14)                (131.42)
Systems-NY                                          (804.48)       (120.67)                (925.15)
Systems-NY                                          (460.80)        (69.12)                (529.92)
Systems-NY                                           (34.84)         (5.23)                 (40.06)
Systems-NY                                           136.47          20.47                  156.94
Systems-NY                                        (3,325.44)       (498.82)              (3,824.26)
Systems-NY                                         1,265.28         189.79                1,455.07
Systems-NY                                        (1,408.00)       (211.20)              (1,619.20)
Systems-NY                                          (366.08)        (54.91)                (420.99)
Systems-NY                                          (279.55)        (41.93)                (321.48)
Systems-NY                                           (35.83)         (5.37)                 (41.21)
Systems-NY                                        (1,960.96)       (294.14)              (2,255.10)
Systems-NY                                          (387.07)        (58.06)                (445.13)
Systems-NY                                          (544.67)        (81.70)                (626.37)
Systems-NY                                        (1,431.24)       (214.69)              (1,645.93)
Systems-NY                                          (614.40)        (92.16)                (706.56)
Systems-NY                                          (941.06)       (141.16)              (1,082.21)
Systems-NY                                          (941.06)       (141.16)              (1,082.21)
Systems-NY                                          (387.07)        (58.06)                (445.13)
Systems-NY                                        (1,261.06)       (189.16)              (1,450.21)
Systems-NY                                          (939.52)       (140.93)              (1,080.45)
Systems-NY                                           973.21         145.98                1,119.19
Systems-NY                                          (134.66)        (20.20)                (154.85)
Systems-NY                                          (684.54)       (102.68)                (787.23)
Systems-NY                                           147.46          22.12                  169.57
Systems-NY                                          (110.59)        (16.59)                (127.18)
Systems-NY                                          (480.52)        (72.08)                (552.60)
Systems-NY                                          (596.75)        (89.51)                (686.27)
Systems-NY                                          (414.72)        (62.21)                (476.93)
Systems-NY                                        (3,131.39)       (469.71)              (3,601.10)
Systems-NY                                           (96.77)        (14.52)                (111.28)
Systems-NY                                           (20.09)         (3.01)                 (23.10)
Systems-NY                                           (78.85)        (11.83)                 (90.68)
                                                 (17,837.69)     (2,675.65)             (20,513.34)
                                                  (2,850.89)       (427.63)              (3,278.53)
                                                    (299.52)        (44.93)                (344.45)
Architecture                                       1,170.84         175.63                1,346.46
CDS                                                  (44.24)         (6.64)                 (50.87)
Central Development                                   56.32           8.45                   64.77
Central Development                                  379.39          56.91                  436.30
Communications-NY                                  1,314.30         197.15                1,511.45
EM ADR                                             3,219.20         482.88                3,702.08
Fixed Income Development                           1,261.06         189.16                1,450.21
Futures-CME Chicago                                  805.25         120.79                  926.04
Futures-CME Chicago                                1,594.37         239.16                1,833.52
Futures-CME Chicago                                  179.20          26.88                  206.08
FX Forward Yen                                      (482.69)        (72.40)                (555.09)
FX Options-NY                                      1,287.94         193.19                1,481.13
GSB - SHARED COST(B-6C000)                         1,287.63         193.14                1,480.77
GSB - SHARED COST(B-6C000)                         2,949.58         442.44                3,392.02
GSB - SHARED COST(B-6C000)                           151.04          22.66                  173.70
GSB - SHARED COST(B-6C000)                           404.58          60.69                  465.27
GSB Chicago                                         (597.89)        (89.68)                (687.57)
GSB Chicago                                          (30.72)         (4.61)                 (35.33)
GSB Chicago                                          782.33         117.35                  899.68
GSB Chicago                                       27,971.44       4,195.72               32,167.15
GSB-Bills                                            482.69          72.40                  555.09
GSB-CF Kross                                       1,287.17         193.08                1,480.24
GSB-Proprietary Desk                                 804.48         120.67                  925.15
GSB-Proprietary Desk                               1,495.68         224.35                1,720.03
GSB-Proprietary Desk                                  89.60          13.44                  103.04
GSB-Swaps                                           (482.69)        (72.40)                (555.09)
GSB-Swaps                                         (1,594.37)       (239.16)              (1,833.52)
Infrastructure                                       292.63          43.89                  336.52
Infrastructure                                      (459.88)        (68.98)                (528.86)
Infrastructure                                      (514.59)        (77.19)                (591.78)
Infrastructure                                      (358.73)        (53.81)                (412.54)
Infrastructure                                      (738.56)       (110.78)                (849.34)
Infrastructure                                      (702.48)       (105.37)                (807.85)
Infrastructure                                       (90.13)        (13.52)                (103.65)
Infrastructure                                      (400.00)        (60.00)                (460.00)
Infrastructure                                      (222.11)        (33.32)                (255.42)
Infrastructure                                        88.47          13.27                  101.74
Infrastructure                                       199.84          29.98                  229.82
Infrastructure                                    (3,219.20)       (482.88)              (3,702.08)
Infrastructure                                       391.43          58.71                  450.14
Infrastructure                                     1,221.39         183.21                1,404.60
Infrastructure                                        42.93           6.44                   49.37
Infrastructure                                     1,686.95         253.04                1,939.99
Infrastructure                                       308.28          46.24                  354.52
Infrastructure                                     1,334.16         200.12                1,534.28
IRS-CM SS/FRAS                                       (89.60)        (13.44)                (103.04)
ITD Sanfran                                       (2,424.32)       (363.65)              (2,787.97)
ITD-Chicago                                        2,424.32         363.65                2,787.97
LONDON OFF THE RUNS (OTR)(B-6D000)                  (996.48)       (149.47)              (1,145.95)
LONDON OFF THE RUNS (OTR)(B-6D000)                  (404.58)        (60.69)                (465.27)
MMI-NY                                               804.48         120.67                  925.15
Project-Emerging Markets                            (804.48)       (120.67)                (925.15)
Sec Lending-NY                                       805.25         120.79                  926.04
Sec Lending-NY                                       358.73          53.81                  412.54
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (292.63)        (43.89)                (336.52)
SYSTEMS - TO BE ALLOCATED(B-BA500)                (5,573.12)       (835.97)              (6,409.09)
SYSTEMS - TO BE ALLOCATED(B-BA500)               (16,248.32)     (2,437.25)             (18,685.57)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (312.01)        (46.80)                (358.81)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (387.07)        (58.06)                (445.13)
SYSTEMS - TO BE ALLOCATED(B-BA500)                (7,168.00)     (1,075.20)              (8,243.20)
SYSTEMS - TO BE ALLOCATED(B-BA500)                   (44.24)         (6.64)                 (50.87)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (184.32)        (27.65)                (211.97)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (391.16)        (58.67)                (449.84)
SYSTEMS - TO BE ALLOCATED(B-BA500)                18,913.44       2,837.02               21,750.46
Systems Data Processing-LA                        13,361.74       2,004.26               15,366.00
Systems-NY                                          (624.00)        (93.60)                (717.60)
Systems-NY                                          (804.48)       (120.67)                (925.15)
Systems-NY                                           (84.48)        (12.67)                 (97.15)
Systems-NY                                          (422.40)        (63.36)                (485.76)
Systems-NY                                          (665.60)        (99.84)                (765.44)
Systems-NY                                           (79.63)        (11.94)                 (91.57)
Systems-NY                                          (333.07)        (49.96)                (383.03)
Systems-NY                                           184.32          27.65                  211.97
Tokyo-Back Office                                   (391.16)        (58.67)                (449.84)
                                                  (1,503.60)       (225.54)              (1,729.14)
                                                  (5,544.07)       (831.61)              (6,375.68)
                                                  (1,604.33)       (240.65)              (1,844.98)
                                                    (344.45)        (51.67)                (396.12)
                                                     (72.19)        (10.83)                 (83.02)
                                                    (631.70)        (94.76)                (726.46)
103 PROJECT(B-AZ600)                                (482.69)        (72.40)                (555.09)
103 PROJECT(B-AZ600)                                (398.44)        (59.77)                (458.20)
Accounting-NY                                        483.15          72.47                  555.62
Accounting-NY                                        398.44          59.77                  458.20
Agencies                                             289.89          43.48                  333.37
CDS                                                  110.37          16.56                  126.93
CDS                                                 (199.84)        (29.98)                (229.82)
CDS                                                   95.36          14.30                  109.66
CDS                                                  417.73          62.66                  480.39
Central Development                                  590.85          88.63                  679.48
Central Development                                  671.23         100.68                  771.92
Central Development                                  (30.41)         (4.56)                 (34.97)
Central Development                                  133.26          19.99                  153.25
Central Development                                   61.93           9.29                   71.22
Central Development                                   80.64          12.10                   92.74
Communications-NY                                    212.71          31.91                  244.61
CONNECTICUT SALES GENERAL                            482.69          72.40                  555.09
Corporate Bonds-Support                             (597.89)        (89.68)                (687.57)
Corporate Bonds-Support                              (53.76)         (8.06)                 (61.82)
Corporate-NY                                        (405.32)        (60.80)                (466.12)
EM ADR                                               358.73          53.81                  412.54
EM SUPPORT(B-EM350)                                 (358.73)        (53.81)                (412.54)
Emerging Markets Brady Bonds                         165.89          24.88                  190.77
Emerging Markets Brady Bonds                        (483.15)        (72.47)                (555.62)
Emerging Markets-Mexican Desk                        161.83          24.27                  186.11
Fixed Income Development                             738.56         110.78                  849.34
Fixed Income Development                             397.76          59.66                  457.43
FX Options-NY                                      1,677.60         251.64                1,929.24
GSB - SHARED COST(B-6C000)                            19.91           2.99                   22.89
GSB - SHARED COST(B-6C000)                           377.71          56.66                  434.36
GSB - SHARED COST(B-6C000)                           405.32          60.80                  466.12
GSB - SHARED COST(B-6C000)                         6,163.15         924.47                7,087.62
GSB - SHARED COST(B-6C000)                          (276.48)        (41.47)                (317.95)
GSB - SHARED COST(B-6C000)                         2,152.40         322.86                2,475.26
GSB - SHARED COST(B-6C000)                         4,915.97         737.40                5,653.36
GSB - SHARED COST(B-6C000)                         2,424.32         363.65                2,787.97
GSB - SHARED COST(B-6C000)                           125.95          18.89                  144.84
GSB - SHARED COST(B-6C000)                           150.53          22.58                  173.11
GSB - SHARED COST(B-6C000)                          (161.83)        (24.27)                (186.11)
GSB - SHARED COST(B-6C000)                           631.70          94.76                  726.46
GSB - SHARED COST(B-6C000)                        30,074.88       4,511.23               34,586.11
GSB Chicago                                          344.45          51.67                  396.12
GSB-CF Kross                                         608.00          91.20                  699.20
GSB-CF Kross                                       1,062.93         159.44                1,222.37
GSB-Proprietary Desk                               1,245.60         186.84                1,432.44
GSB-Swaps                                         (2,160.75)       (324.11)              (2,484.86)
Infrastructure                                       184.32          27.65                  211.97
Infrastructure                                        68.57          10.29                   78.85
Infrastructure                                      (302.08)        (45.31)                (347.39)
Infrastructure                                       253.44          38.02                  291.46
Infrastructure                                      (110.37)        (16.56)                (126.93)
Infrastructure                                       762.88         114.43                  877.31
Infrastructure                                       960.00         144.00                1,104.00
Infrastructure                                       193.08          28.96                  222.04
Infrastructure                                      (482.69)        (72.40)                (555.09)
Infrastructure                                       179.20          26.88                  206.08
Infrastructure                                    (2,424.32)       (363.65)              (2,787.97)
Infrastructure                                            -              -                       -
Infrastructure                                       167.36          25.10                  192.47
Infrastructure                                      (671.23)       (100.68)                (771.92)
Infrastructure                                       (84.48)        (12.67)                 (97.15)
Infrastructure                                      (167.73)        (25.16)                (192.89)
Infrastructure                                       592.90          88.93                  681.83
Infrastructure                                       162.20          24.33                  186.53
Infrastructure                                      (320.00)        (48.00)                (368.00)
Infrastructure                                        88.84          13.33                  102.17
Infrastructure                                     1,049.60         157.44                1,207.04
Infrastructure                                    (1,199.06)       (179.86)              (1,378.92)
Infrastructure                                     2,023.44         303.52                2,326.95
Infrastructure                                      (146.79)        (22.02)                (168.81)
Infrastructure                                       865.32         129.80                  995.12
Infrastructure                                     1,578.32         236.75                1,815.07
ITD Portfolio Trading-NY                            (482.69)        (72.40)                (555.09)
ITD Sales-LA                                      (2,424.32)       (363.65)              (2,787.97)
ITD Sanfran                                        2,424.32         363.65                2,787.97
ITD-Boston                                          (193.26)        (28.99)                (222.25)
ITD-Chicago                                         (597.89)        (89.68)                (687.57)
ITD-Sales General                                    276.48          41.47                  317.95
LDC Options                                         (483.15)        (72.47)                (555.62)
MBSB-GNMA                                          2,405.99         360.90                2,766.89
MUNIS-BID WANTED-NY                                 (579.78)        (86.97)                (666.75)
MUNIS-SUPPORT-NY                                  (1,005.60)       (150.84)              (1,156.44)
Power                                              1,062.65         159.40                1,222.05
Power                                              1,203.00         180.45                1,383.44
SYSTEMS - TO BE ALLOCATED(B-BA500)                (5,437.44)       (815.62)              (6,253.06)
SYSTEMS - TO BE ALLOCATED(B-BA500)                (1,013.76)       (152.06)              (1,165.82)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (482.69)        (72.40)                (555.09)
SYSTEMS - TO BE ALLOCATED(B-BA500)                (4,915.97)       (737.40)              (5,653.36)
SYSTEMS - TO BE ALLOCATED(B-BA500)                (5,732.35)       (859.85)              (6,592.20)
SYSTEMS - TO BE ALLOCATED(B-BA500)               (16,387.76)     (2,458.16)             (18,845.92)
SYSTEMS - TO BE ALLOCATED(B-BA500)                (8,455.68)     (1,268.35)              (9,724.03)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (158.15)        (23.72)                (181.87)
SYSTEMS - TO BE ALLOCATED(B-BA500)                (2,867.20)       (430.08)              (3,297.28)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (150.53)        (22.58)                (173.11)
SYSTEMS - TO BE ALLOCATED(B-BA500)                  (258.66)        (38.80)                (297.46)
SYSTEMS - TO BE ALLOCATED(B-BA500)               (35,707.30)     (5,356.10)             (41,063.40)
SYSTEMS - TO BE ALLOCATED(B-BA500)                74,446.85      11,167.03               85,613.88
SYSTEMS - TO BE ALLOCATED(B-BA500)                25,023.95       3,753.59               28,777.54
SYSTEMS - TO BE ALLOCATED(B-BA500)                 8,964.83       1,344.72               10,309.56
Systems-Mercury Teledata-NY                          (19.91)         (2.99)                 (22.89)
Systems-NY                                          (608.00)        (91.20)                (699.20)
Systems-NY                                           (74.04)        (11.11)                 (85.14)
Systems-NY                                          (597.89)        (89.68)                (687.57)
Systems-NY                                          (106.91)        (16.04)                (122.94)
Systems-NY                                          (176.00)        (26.40)                (202.40)
Systems-NY                                          (592.90)        (88.93)                (681.83)
Systems-NY                                        (1,381.12)       (207.17)              (1,588.29)
Systems-NY                                          (232.24)        (34.84)                (267.08)
Systems-NY                                          (809.16)       (121.37)                (930.54)
Systems-NY                                        (4,198.40)       (629.76)              (4,828.16)
Systems-NY                                        (1,408.00)       (211.20)              (1,619.20)
Systems-NY                                        (2,784.00)       (417.60)              (3,201.60)
Systems-NY                                          (253.44)        (38.02)                (291.46)
Systems-NY                                        (1,049.60)       (157.44)              (1,207.04)
Tokyo-Back Office                                    482.69          72.40                  555.09
Tokyo-Back Office                                    482.69          72.40                  555.09
Accounting-NY                                      1,097.10          73.14                1,170.24
Architecture                                       5,845.50         389.70                6,235.20
Architecture                                      12,394.66         826.31               13,220.97
Architecture                                      11,947.37         796.49               12,743.86
Architecture                                     110,869.66       7,391.31              118,260.97
Central Development                                1,763.40         117.56                1,880.96
Infrastructure                                     6,962.97         464.20                7,427.16
Infrastructure                                   199,959.55      13,330.64              213,290.19
Infrastructure                                     1,803.23         120.22                1,923.45
Infrastructure                                    11,540.70         769.38               12,310.08
Infrastructure                                     5,407.09         360.47                5,767.56
Infrastructure                                    45,440.60       3,029.37               48,469.97
Infrastructure                                    55,533.83       3,702.26               59,236.08
Infrastructure                                    23,812.25       1,587.48               25,399.73
Infrastructure                                       623.14          41.54                  664.68
Infrastructure                                     2,138.48         142.57                2,281.05
Infrastructure                                     6,501.17         433.41                6,934.58
SYSTEMS - TO BE ALLOCATED(B-BA500)                 9,986.07         665.74               10,651.80
Accounting-NY                                      1,868.99         124.60                1,993.58
Fixed Income Development                           2,178.64         145.24                2,323.88
GSB Chicago                                        7,315.43         487.70                7,803.13
Infrastructure                                    11,261.84         750.79               12,012.63
Infrastructure                                    33,561.27       2,237.42               35,798.69
Infrastructure                                    11,547.70         769.85               12,317.55
Infrastructure                                     7,315.43         487.70                7,803.12
Infrastructure                                    28,869.26       1,924.62               30,793.87
Infrastructure                                    28,268.08       1,884.54               30,152.62
Infrastructure                                    42,710.00       2,847.33               45,557.33
Infrastructure                                     5,845.50         389.70                6,235.20
Infrastructure                                     1,652.84         110.19                1,763.03
Infrastructure                                     2,630.46         175.36                2,805.82
Infrastructure                                     2,742.92         182.86                2,925.78
SYSTEMS - TO BE ALLOCATED(B-BA500)                26,247.08       1,749.81               27,996.88
SYSTEMS - TO BE ALLOCATED(B-BA500)                19,248.26       1,283.22               20,531.47
SYSTEMS - TO BE ALLOCATED(B-BA500)                28,183.05       1,878.87               30,061.92
SYSTEMS - TO BE ALLOCATED(B-BA500)                 4,910.22         327.35                5,237.57
SYSTEMS - TO BE ALLOCATED(B-BA500)                 8,914.39         594.29                9,508.68
                                               ------------    -----------            ------------
                        CFS Total              2,951,477.07     390,962.49            3,342,439.56
                                               ------------    -----------           -------------
                        Grand Total            3,204,885.65     430,043.61            3,634,929.26
                                               ------------    -----------           -------------


Fixed Asset Schedule of Cantor Fitzgerald, L.P. to be transferred to eSpeed, Inc.

Y=SPIDER
N=TOKYO


                                                                                                                  f/x rate  118.00
                                                                               Balances as of 3/1999
                                                                Yen               Yen              Yen              Yen
                                                               Cost               Depr         Accumulated          NBV
                                                         =================   ==============  ================  ==============
Communications   Telephone Circuit Conrol SYs                    1,687,863           52,344           723,810         964,053  Y
                 DATA COMM PCPU96041                               490,222           25,789           192,644         297,578  Y
                 MICROPHONE & Speker JGB                           812,320           42,733           319,220         493,100  Y
                 8ch. Mic. Sets@Merrill Lynch                    2,010,000          118,705           640,247       1,369,754  Y
                 NTT INS Mate                                      992,000           60,184           297,520         694,480  Y
                 Wiring/ PBX Meridian                            1,439,464           87,332           431,724       1,007,740  Y
                 BT Megalink System                              3,172,332          138,134           628,259       2,544,073  Y
                 CISCO 2516 Ethernet serial (fm NY)              1,340,120           35,625            35,625       1,304,495  Y
                                                         -----------------   --------------  ----------------  --------------

                                                         =================   ==============  ================  ==============
Computers        IBM Modum for Fax/Data Comm                       700,000           11,694           565,055         134,945  Y
                 Modem for Fax/Data Comm                         2,300,000           38,425         1,856,613         443,387  Y
                 Modem for Fax/Data Comm                         1,000,000           17,235           801,126         198,874  Y
                 Patch Panels                                    4,506,600          155,083         2,717,069       1,789,531  Y
                 SLOT Back Plane                                   456,630           27,704           136,953         319,677  Y
                 MODULES21                                         546,155           33,135           163,803         382,352  Y
                 Sun Sparc 5 workstation                           580,000           35,188           173,953         406,047  Y
                 DELL Opliptex 64MB+7 5G (Y2K)-IT                  287,200           22,804            22,904         284,296  Y
                                                         -----------------   --------------  ----------------  --------------

                                                         =================   ==============  ================  ==============

                                                         =================   ==============  ================  ==============


                                                                  US$           US$             US$            US$
                                                                 Cost           Depr        Accumulated        NBV
                                                             =============  ============  ===============  ============
Communications   Telephone Circuit Conrol SYs                       14,304           444            6,134         8,170
                 DATA COMM PCPU96041                                 4,154           219            1,633         2,522
                 MICROPHONE & Speker JGB                             6,884           362            2,705         4,179
                 8ch. Mic. Sets@Merrill Lynch                       17,034         1,006            5,426        11,608
                 NTT INS Mate                                        8,407           510            2,521         5,886
                 Wiring/ PBX Meridian                               12,199           740            3,659         8,540
                 BT Megalink System                                 26,884         1,171            5,324        21,560
                 CISCO 2516 Ethernet serial (fm NY)                 11,357           302              302        11,055
                                                             -------------  ------------  ---------------  ------------

                                                             =============  ============  ===============  ============
Computers        IBM Modum for Fax/Data Comm                         5,932            99            4,789         1,144
                 Modem for Fax/Data Comm                            19,492           326           15,734         3,758
                 Modem for Fax/Data Comm                             8,475           146            6,789         1,685
                 Patch Panels                                       38,192         1,314           23,026        15,166
                 SLOT Back Plane                                     3,870           235            1,161         2,709
                 MODULES21                                           4,628           281            1,388         3,240
                 Sun Sparc 5 workstation                             4,915           288            1,474         3,441
                 DELL Opliptex 64MB+7 5G (Y2K)-IT                    2,434           194              194         2,240
                                                             -------------  ------------  ---------------  ------------

                                                             =============  ============  ===============  ============
                                                                                                                106,903
                                                             =============  ============  ===============  ============

Fixed Asset Schedule of Cantor Fitzgerald Securities to be transferred to eSpeed, Inc.

Y=SPIDER
N=TOKYO


                                                                                                          f/x rate  118.00
                                                                       Balances as of 3/1999
                                                        Yen              Yen              Yen              Yen
                                                       Cost              Depr         Accumulated          NBV
                                                 =================  ==============  ================  ==============
Communications  MDF (NIT) (74%)                          4,528,800         140,448         1,942,094       2,586,706  Y
                Wiring/ PBX Meridian                     2,878,929         174,664           863,448       2,015,481  Y
                Wiring/ PBX Meridian                     8,156,963         494,881         2,446,434       5,710,529  Y
                Wiring/ PBX Meridian                     4,798,215         291,107         1,439,080       3,359,135  Y
                BT Megalink System                       6,344,665         276,267         1,256,518       5,088,147  Y
                BT Megalink System                      17,976,548         782,757         3,560,134      14,416,414  Y
                BT Megalink System                      10,574,440         400,445         2,094,196       8,480,244  Y
                                                 -----------------  --------------  ----------------  --------------

                                                 =================  ==============  ================  ==============
Computers       Modem for Fax/Data Comm GSB              2,000,000          35,526         1,590,056         409,944  Y
                Cisco Stratacom IGX-16                  27,405,000       1,662,658         8,219,302      19,185,698  Y
                Cisco Catalyst 5000 LAN switch           6,670,000         404,668         2,000,466       4,669,534  Y
                Cisco 4500 Rouler                        7,250,000         439,856         2,174,419       5,075,581  Y
                Cisco Router 2516                          725,000          43,986           217,442         507,558  Y
                                                 -----------------  --------------  ----------------  --------------

                                                 =================  ==============  ================  ==============

                                                 =================  ==============  ================  ==============


                                                   118.00

                                                       US$           US$             US$             US$
                                                       Cost          Depr        Accumulated         NBV
                                                   ============  ============  ===============  =============
Communications  MDF (NIT) (74%)                          38,380         1,190           16,458         21,922
                Wiring/ PBX Meridian                     24,398         1,480            7,317         17,080
                Wiring/ PBX Meridian                     69,127         4,194           20,732         48,394
                Wiring/ PBX Meridian                     40,663         2,467           12,196         28,467
                BT Megalink System                       53,768         2,341           10,648         43,120
                BT Megalink System                      152,344         6,634           30,171        122,173
                BT Megalink System                       89,614         3,902           17,747         71,866
                                                   ------------  ------------  ---------------  -------------

                                                   ============  ============  ===============  =============
Computers       Modem for Fax/Data Comm GSB              16,949           301           13,475          3,474
                Cisco Stratacom IGX-16                  232,246        14,090           69,655        162,591
                Cisco Catalyst 5000 LAN switch           56,525         3,420           16,953         39,572
                Cisco 4500 Rouler                        61,441         3,728           18,427         43,013
                Cisco Router 2516                         6,144           373            1,843          4,301
                                                   ------------  ------------  ---------------  -------------

                                                   ============  ============  ===============  =============
                                                                                                      605,973
                                                   ============  ============  ===============  =============

                                Schedule 1.01(b)

                                   TRADEMARKS
                                   ----------

  MARK    SERIAL NO./ FILING DATE                      GOODS/SERVICES
  ----    -----------------------                      --------------

E-SPEED   75/714,304               brokerage services for transacting financial
          May 26, 1999             securities
SPEED     75/727,060               brokerage services for transacting financial
          June 11, 1999            securities


                              INTERNET DOMAIN NAMES
                              ---------------------

WWW.ESPEED.COM

                           COMPUTER SOFTWARE AND FILES

      TITLE                            FUNCTIONS
      -----                            ---------

eSPEED System       Electronic real-time network and transaction processing
                    software for financial markets, including without limitation, all proprietary software, network distribution systems, technologies and related contractual rights.

CFTS System         Conducts real-time, electronic interactive trade matching
                    for CF's U.S. Government Securities business.

CANTOR SPEED        Component of CFTS System that provides electronic execution and market data to end users.

INTERACTIVE         Component of CANTOR SPEED, an algorithm that specifies the
MATCHING            manner in which buyers and sellers of fixed income financial products should be matched together.

ZTS System          Conducts real time, electronic trade matching for CF's Fixed
                    Income Securities brokerage business, including Emerging
                    Markets and U.S. Government Securities.

GTS System          Enables brokers and electronic traders to enter prices and trade a range of financial instruments.

MMTS System         Conducts real time, electronic trade matching for CF's
                    Middle Market business.

Exchange Trade      Provides interface between exchange trading system and
Processing System   clearing corporation; provides ability to correct trade
                    earns, monitor compliance and provides MIS functions.

MOLE (Multiple      An extension of the GTS System, MOLE takes arbitrage and
Order Link Engine)  link orders and produces cash prices and customer prices to produce derived prices on securities.

CREDIT AND RISK     System integrates trading, middle and back office systems
MANAGEMENT          to provide consolidated real time credit and risk exposure
PRODUCTS &          control.
SERVICES

CANTOR              Electronic futures exchange for the trading of U.S.
EXCHANGE            Treasury futures.

                        Schedule 1.02(b) - Excluded Marks

1.   See Attached.

2.   Any marks derived from "Cantor" and/or "Fitzgerald."

                             CANTOR FITZGERALD MARKS


                         FOREIGN
MARK                     FILINGS
----                     -------

ACU-VAL                  UK, GERMANY,
                         ITALY,
                         FRANCE,
                         SWITZERLAND,
                         S. AFRICA,
                         CANADA

CANTOR DIGITAL           UK, GERMANY,
SPEED                    ITALY,
                         FRANCE,
                         SWITZERLAND,
                         S. AFRICA,
                         CANADA

CANTOR DIRECT


CANTOR
FITZGERALD EBS

CANTOR EXCHANGE


CANTOR FINANCIAL
FUTURES EXCHANGE

CANTOR
FITZGERALD
FINANCIAL FUTURES
EXCHANGE

CANTOR
FITZGERALD
MORNING NEWS

CANTOR
FITZGERALD THE
MORNING NEWS

CANTOR
MUNITRADE

CANTOR ONLINE

CANTOR SPEED

                         FOREIGN
MARK                     FILINGS
----                     -------

CDS                      UK, GERMANY,
                         ITALY,
                         FRANCE,
                         SWITZERLAND,
                         S. AFRICA,
                         CANADA

CFFE                     UK, GERMANY,
                         ITALY,
                         FRANCE,
                         SWITZERLAND,
                         S. AFRICA,
                         CANADA

CX                       UK, GERMANY,
                         ITALY,
                         FRANCE,
                         SWITZERLAND,
                         S. AFRICA,
                         CANADA

EURONYBOR


GO BACKED


GOB'S


INTERACTIVE              UK, GERMANY,
MARKETPLACE-             ITALY,
WHERE FUTURES            FRANCE,
MEETS CASH               SWITZERLAND,
                         S. AFRICA,
                         CANADA

INTERACTIVE
MATCHING

MISCELLANEOUS
DESIGN

MMTS MIDDLE
MARKET TRADING
SYSTEM

MUNITRADE

                         FOREIGN
MARK                     FILINGS
----                     -------

NIBOR


NYIBOR


SAFETYCASH


SERIAL
INFRASTRUCTURE BONDS

SERIAL
INFRASTRUCTURE
NOTES

SERIAL POWER
BONDS

SERIAL POWER
NOTES

SERIAL POWER
SECURITIES

SIB'S

SIN'S

SPB'S

SPEED                    UK, GERMANY,
                         ITALY,
                         FRANCE,
                         SWITZERLAND,
                         S. AFRICA,
                         CANADA

SPN'S

SPS'S

THE ENGINE OF THE        UK, GERMANY,
NEW MARKET               ITALY,
                         FRANCE,
                         SWITZERLAND,
                         S. AFRICA,
                         CANADA

                         FOREIGN
MARK                     FILINGS
----                     -------
1 X 3
2 X 3
2 X 4
2 X 5
3 X 5

          Schedule 1.02(f) - Agreements Among Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited

1.   Agreement between Reuters America, Inc. and Market Data Corporation.

2. Amendment to Reuters Services Contract, dated January 22, 1993, between Market Data Corporation and Reuters America Inc.

3. Letter, dated April 14, 1994, to Cantor Fitzgerald L.P. and Market Data Corporation, from Reuters Limited.

4. Letter Agreement, dated August 25, 1994, among Reuters Limited, Cantor Fitzgerald, L.P. and Market Data Corporation.

5. Data Purchase, Data Product Agency and Electronic Trading System Agreement, dated January 22, 1993, among Reuters Limited, Cantor Fitzgerald, L.P. and Market Data Corporation.

6. License Agreement, dated January 22, 1993, between Cantor Fitzgerald, L.P. and Market Data Corporation.

7. Electronic Trading of Municipal Fixed Income Securities/ "Bid Wanted" Letter Agreement, dated January 22, 1993, between Cantor Fitzgerald, L.P. and Reuters Limited.

8. Proposed Agency Agreement Letter, dated January 22, 1993, between Market Data Corporation and Reuters Limited.

9. Canadian Data Letter Agreement, dated September 15, 1993, among Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited.

10. ETS-I Intellectual Property Agreement, dated September 21, 1993, among Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited.

11. Letter Agreement, dated November 24, 1993, among Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited.

12. All agreements relating to "Information" as that term is defined in the Joint Services Agreement and not listed in Schedule 1.02(f).

                          Schedule 1.02(g) - Agreements
                  Among Telerate, Cantor Fitzgerald Securities
                           and Market Data Corporation


1. Letter Agreement, dated December 15, 1989, between Telerate Systems Incorporated and Market Data Corporation.

2. Letter Agreement, dated February 23, 1990, between Telerate Systems Incorporated and Market Data Corporation.

3. Letter of Intention from Telerate, Inc., dated February 23, 1990, and Agreed to and Acknowledged by Cantor Fitzgerald Securities Corp. and Market Data Corporation.

4. Letter Agreement, dated February 23, 1990, among Cantor Fitzgerald Corporate Brokers, Inc., Cantor Fitzgerald Incorporated, Cantor Fitzgerald
     (UK) Limited, Cantor Fitzgerald Securities Corp., Cantor Fitzgerald Municipal Brokers, Inc. and Agreed to and Acknowledged by Market Data Corporation.

5. Letter Agreement, dated February 23, 1990, between Cantor Fitzgerald Securities Corp. and Market Data Corporation.

6. Agreement, dated February 23, 1990, between Telerate, Inc. and Cantor Fitzgerald Securities Corp.

7. Master Optional Service Agreement, dated February 23, 1990, between Telerate, Inc. and Market Data Corporation.

8. Letter Agreement, dated May 16, 1991, among Telerate Inc., Cantor Fitzgerald Securities Corp. and Market Data Corporation modifying the Agreement, dated February 23, 1990, between Telerate, Inc. and Cantor Fitzgerald Securities Corp. and the Master Optional Service Agreement, dated February 23, 1990, between Telerate, Inc. and Market Data Corporation.

9. Letter Agreement, dated July 8, 1991, between Cantor Fitzgerald Securities Corp. and Telerate, Inc. modifying the Agreement, dated February 23, 1990, between Telerate, Inc. and Cantor Fitzgerald Securities Corp.

10. Letter Agreement, dated December 22, 1994, between J.J. Kenny Co., Inc. and Dow Jones Telerate.

11. Letter Agreement, dated February 6, 1995, between Market Data Corporation and Dow Jones Telerate Holdings, Inc.

12. Letter Agreement, dated February 27, 1995, between Dow Jones & Company, Inc., Cantor Fitzgerald Securities and Market Data Corporation.

13. 1995 Amendment of the Agreement, dated February 23, 1990, between Telerate, Inc. and Cantor Fitzgerald Securities Corp., as previously amended.

14. 1995 Amendment of the Master Optional Services Agreement, dated February 23, 1990, between Telerate, Inc. and Market Data Corporation, as previously amended.

15. Settlement Agreement, dated February 27, 1995, among Dow Jones Telerate Holdings, Inc., Dow Jones Telerate, Inc., Cantor Fitzgerald Securities and Market Data Corporation.

16. All agreements relating to "Information" as that term is defined in the Joint Services Agreement and not listed in Schedule 1.02(g).

                       Schedule 1.03 - Assumed Liabilities

1.   See Attached.

2. All litigation costs and liabilities with respect to the Fraser Patent No. 5,905,974.


Accrued Compensation
         CFS                           US Systems                                     $  916,740
                                                                                      ==========

Accounts Payable and Accrued Expenses
         CFS                           Accrued systems maintenance and consultants    $  330,000
                                       Accrued Audit                                      41,739
                                       Accrued Rent                                      106,096
                                       Accrued Holiday Party                              13,639
                                       Accrued Search firm costs                         121,500
                                       Accrued FICA on Bonus                              76,078
                                       Accrued Medical                                   193,849
                                       Accrued Insurance                                  30,224
                                       Accrued Building Maintenance                        5,339
                                       Accrued Food Service                               15,754
                                                                                      ----------

                                                                                      $  934,218
                                                                                      ==========

Payable to affiliates                                                                 $5,097,480*
                                                                                      ===========

----------------
* $5,097,480 is as of September 24, 1999 and does not include amounts payable to affiliates resulting from transactions prior to the Closing Date, but subsequent to September 24, 1999, which are also being assumed.

                   Schedule 1.04 - Allocation of Consideration

Person                                    Number of Shares of
                                          Class B Common Stock*

1.     Cantor Fitzgerald, L.P.                   8,799,459
2.     Cantor Fitzgerald Securities**           35,166,956
3.     Cantor Fitzgerald & Co.                      16,249
4.     CFFE, LLC                                       100
5.     Cantor Fitzgerald L.L.C.                     17,036
6.     CFPH, LLC                                       100
                                               -----------

                  Total                         43,999,900
                                               ===========

-------------

* Assumes offering price to the public of $18.00 per share of Class A Common Stock.

** Does not include 100 shares of Class B Common Stock, par value $.01 per share, issued previously.

                  Schedule 2.01- Organization and Good Standing

                                      None

                            Schedule 2.02 - Authority

                                      None

                         Schedule 2.03(a) - No Conflict

1. Lease Agreement, dated November 27, 1996, between the CIT Group/Equipment Financing, Inc. and Cantor Fitzgerald Securities.

2. Lease Agreement, dated August 1, 1997, between the CIT Group/Equipment Financing, Inc. and Cantor Fitzgerald Securities.

3. Purchase Agreement, dated October 31, 1996, among Cantor Fitzgerald, L.P., The Chase Manhattan Bank and Partnership Funding L.L.C.

4. Lease Agreement, dated December 1, 1997, among New York City Industrial Development Agency, Cantor Fitzgerald, L.P. and Cantor Fitzgerald Securities.

5. Indenture of Trust, dated December 1, 1997, from New York City Industrial Development Agency to United States Trust Company of New York.

6. Project Agreement, dated December 1, 1997, among New York City Industrial Development Agency, Cantor Fitzgerald, L.P. and Cantor Fitzgerald Securities.

                Schedule 2.03(b) - Required Filings and Consents

1.   See Schedule 4.01.

                  Schedule 2.04 - Permits; Compliance with Law

                                      None

                         Schedule 2.05 - Title to Assets


1. Lease Agreement, dated November 27, 1996, between the CIT Group/Equipment Financing, Inc. and Cantor Fitzgerald Securities.

2. Lease Agreement, dated August 1, 1997, between the CIT Group/Equipment Financing, Inc. and Cantor Fitzgerald Securities.

3. Lease Agreement, dated December 1, 1997, among New York City Industrial Development Agency, Cantor Fitzgerald, L.P. and Cantor Fitzgerald Securities.

4. Indenture of Trust, dated December 1, 1997, from New York City Industrial Development Agency to United States Trust Company of New York.

5. Project Agreement, dated December 1, 1997, among New York City Industrial Development Agency, Cantor Fitzgerald, L.P. and Cantor Fitzgerald Securities.

                                  Schedule 2.06

                                      None

                       Schedule 2.07 - Assigned Contracts

1. Cantor Fitzgerald Futures Exchange Agreement, dated as of September 8, 1997, between the New York Cotton Exchange and CFFE, LLC;

2. Bell Technology Group Internet Service Agreement, dated April 20, 1998, between Bell Technology Group Ltd. and Cantor Fitzgerald;

3. GMI Software, Inc. Software License Agreement, dated October 19, 1995, between GMI Software, Inc. (n/k/a SunGard Systems International Inc. and Cantor Fitzgerald & Co.);

4. Software License Agreement, dated March 27, 1991, between Cantor Fitzgerald & Co. (Los Angeles) and Sybase, Inc.;

     o First Addendum to Sybase Software License Agreement, dated May 21, 1998, between Cantor Fitzgerald & Co. and Sybase, Inc.;

5. Business Continuity Services Master Agreement, dated December 23, 1997, between Comdisco, Inc. and Cantor Fitzgerald Securities;

6. Master Product License Agreement, dated March 3, 1996, between Platinum Technology, Inc. and Cantor Fitzgerald, L.P.;

7. TCG Cerfnet Service Agreement, May 29, 1998, between TCG Cerfnet, Inc. and Cantor Fitzgerald Securities;

8. Thomson Traderoute Broker Agreement, November 16, 1994, between Cantor Fitzgerald and Thomson Trading Services Incorporated;

9. End User Binary Code License between Sun Microsystems Computer Company and Cantor contracting party;

10. Support Agreement, dated December 18, 1997, between SunService Division of Sun Microsystems, Inc. and Fitzgerald Cantor & Co. Inc.;

11. Support Agreement, dated December 18, 1997, between SunService Division of Sun Microsystems, Inc. and Fitzgerald Cantor & Co. Inc.;

12. Customer Support Program Agreement between Sun Microsystems, Inc. and Cantor Fitzgerald Securities;

13. Service Agreement, dated October 21, 1998, between Digital Equipment Corp. and Cantor Fitzgerald Securities;

14. Alert Broker Agreement, dated August 19, 1993, between Cantor Fitzgerald & Co. and Thomson Financial Services Ltd.;

15. U.S. Multivendor Customer Services Master Agreement, dated November 1, 1998, between Cantor Fitzgerald Securities and Digital Equipment Corporation;

16. Software End User License Agreement, dated February 27, 1989, between Relational Technology Inc. (Ingres) and Cantor, Fitzgerald Securities Corp.;

17. Order Form and Addendum To Order Form, dated July 19, 1995, between Computer Associates International, Inc. and Cantor Fitzgerald Securities;

18. Master Source Code Escrow Agreement, dated March 1, 1996, between Imaging & Laser Technologies, Inc. and Cantor Fitzgerald Securities;

19. Software Maintenance Agreement, dated March 1, 1996, between Imaging & Laser Technologies, Inc. and Cantor Fitzgerald Securities;

20. Software License Agreement, dated March 1, 1996, between Imaging & Laser Technologies, Inc. and Cantor Fitzgerald Securities;

21. Teknekron Software Systems Inc. Work Order No. 1, dated December 1, 1995, between Teknekron Software Systems, Inc. and Cantor Fitzgerald Securities;

22. One Source Subscription Agreement, dated April 23, 1991, between Lotus Development Corporation and Cantor Fitzgerald Securities;

23. Software License Agreement, dated February 4, 1993, between TGV Incorporated and Cantor Fitzgerald Securities;

24. Software Product License Agreement, dated August 11, 1992, between Advanced Systems Concepts, Inc. and Cantor Fitzgerald;

25. Software Product Maintenance Agreement between Advanced Systems Concepts, Inc. and Cantor Fitzgerald;

26. Intersolv University SupportNet Renewal Statement For SupportNet Plan, dated August 29, 1998, between Intersolv University and Cantor contracting party;

27. MTI Corporation Maintenance Contract, dated August 27, 1997, as amended, between MTI Technology Inc. and Cantor Fitzgerald;

28. Agreement, dated July 22, 1994, between Cisco Systems, Inc. and Cantor Fitzgerald Securities;

29. CROSS Product Line Non-Disclosure Agreement, dated May 4, 1998, between Cisco Systems, Inc. and Cantor Fitzgerald Securities;

30. Software License Certificate, dated October 29, 1998, issued to Cantor Fitzgerald;

31. Software License Certificate, dated October 29, 1998, issued to Cantor Fitzgerald;

32. Statement of Work, dated December 31, 1998, between Cantor Fitzgerald Securities and Wang Laboratories, Inc.;

33. Process Software Corporation Maintenance Service Acknowledgment, dated June 8, 1998, by Process Software Corporation to Cantor Fitzgerald;

34. Master Escrow Agreement between Cantor Fitzgerald Securities and VIE Systems, Inc.;

35. Embarcadero License Agreement between Embarcadero Technologies, Inc. and Cantor contracting party;

36. Network Associates Software License, dated October 20, 1998, between Network Associates and Cantor Fitzgerald;

37. Network Associates License Authorization Grant, dated July 7, 1998, to Cantor Fitzgerald from Network Associates;

38. Aegis Services Agreement, dated as of June 22, 1995, between Aegis Software Inc. and Canter Fitzgerald Securities;

39. Confidentiality Agreement, dated July 7, 1995, between Cantor Fitzgerald Securities and Aegis Software Inc.;

40. Agreement, dated as of August 6, 1998, between Cantor Fitzgerald Securities and Kadi, Ceylon;

41. Agreement, dated as of November 17, 1998, between Cantor Fitzgerald Securities and Oasis.

42. Letter of Purchase, dated August 31, 1995, between TGV, The TCP/IP Connectivity Company and Cantor Fitzgerald Securities;

43. Development Agreement, dated November 1, 1999, between Cantor Fitzgerald Securities and Tradescape.com, Inc.;

44. Sun Options Agreement, dated March 31, 1998, between Cantor Fitzgerald International and Sun Options;

45. Statement of Work for Network Assessment, dated January 8, 1999, between Cisco Systems, Inc. and Cantor Fitzgerald Securities;

46. NSA Addendum to SMARTnet Agreement, dated July 21, 1999, between Cisco Systems, Inc. and Cantor Fitzgerald Securities;

47. Professional Services Agreement, dated January 8, 1999, between Cisco Systems, Inc. and Cantor Fitzgerald Securities;

48. Agreement, dated October 23, 1998, between Automated Securities Clearance, Ltd. and Cantor Fitzgerald, L.P.;

49. Agreement, dated February 16, 1999, between Cantor Fitzgerald, L.P. and QV Trading Systems, Inc.;

50. All appropriate development agreements, including, but not limited to, the following:

      (1) Development Agreement, dated April 21, 1999, between ABN Amro Incorporated and Cantor Fitzgerald Securities;

      (2) Development Agreement, dated March 9, 1999, between Barclays Capital, Inc. and Cantor Fitzgerald Securities;

      (3) Development Agreement, dated June 29, 1999, between Deutsche Bank Securities Inc. and Cantor Fitzgerald Securities;

       (4) Development Agreement, dated April 23, 1999, between DH Financial LLC and Cantor Fitzgerald Securities;

       (5) Development Agreement, dated September 9, 1999, between Donaldson, Lufkin & Jenrette Securities Corporation and Cantor Fitzgerald Securities;

       (6) Development Agreement, dated December 29, 1998, between DRW Investments LLC and Cantor Fitzgerald Securities;

       (7) Development Agreement, dated July 30, 1999, between Fuji Securities Inc. and Cantor Fitzgerald Securities;

       (8) Development Agreement, dated January 8, 1999, between J.P. Morgan Securities, Inc. and Cantor Fitzgerald Securities;

       (9) Development Agreement, dated January 22, 1999, between Peter's Securities & Co. and Cantor Fitzgerald Securities;

       (10) Development Agreement, dated April 1, 1999, between Professional Market Brokerage and Cantor Fitzgerald Securities;

       (11) Development Agreement, dated June 15, 1999, between Renaissance Technologies Corp. and Cantor Fitzgerald Securities;

       (12) Development Agreement, dated March 16, 1999, between Timber Hill L.L.C. and Cantor Fitzgerald Securities;

       (13) Development Agreement, dated September 29, 1999, between Deephaven Capital Management LLC and Cantor Fitzgerald Securities;

       (14) Development Agreement, dated May 21, 1999, between Langdon P. Cook Government Securities Inc. and Cantor Fitzgerald Securities;

       (15) Development Agreement, dated October 12, 1999, between Merrill Lynch International and Cantor Fitzgerald Securities;

       (16) Development Agreement, dated September 14, 1999, between Paribas Corporation and Cantor Fitzgerald Securities;

       (17) Development Agreement, dated October 19, 1999, between Scottsdale Securities, Inc. and Cantor Fitzgerald Securities;

       (18) Development Agreement, dated September 10, 1999, between Goldman, Sachs & Co. and Cantor Fitzgerald Securities;

       (19) Development Agreement, dated November 10, 1999, between Gelber Securities, Inc. and Cantor Fitzgerald Securities;

       (20) Development Agreement, dated October 26, 1999, between SAA Ventures, LP and Cantor Fitzgerald Securities;

       (21) Development Agreement, dated September 21, 1999, between Bluestone Capital Partners, L.P. and Cantor Fitzgerald Securities;

       (22) Development Agreement, dated October 5, 1999, between Credit Suisse First Boston Corporation and Cantor Fitzgerald Securities;

       (23) Development Agreement, dated June 27, 1996, between Tradetech Systems, Inc. and Cantor Fitzgerald Securities;

       (24) Development Agreement, dated July 3, 1996, between Bankers Trust Company and Cantor Fitzgerald Securities;

       (25) Development Agreement, dated August 27, 1996, between Lehman Brothers Inc. and Cantor Fitzgerald Securities;

       (26) Development Agreement, dated April 15, 1999, between Salomon Smith Barney Inc. and Cantor Fitzgerald Securities;

       (27) Development Agreement, dated March 24, 1999, between Transmarket Group L.L.C. and Cantor Fitzgerald Securities;

       (28) Development Agreement, dated January 14, 1999, between Warburg Dillon Read and Cantor Fitzgerald Securities;

       (29) Development Agreement, dated December 3, 1999, between Morgan Stanley & Co. and Cantor Fitzgerald Securities;

51. Consulting Agreements, Independent Contractor Agreements and Employment Agreements for the following individuals or companies:

       (1)    K. Maddison
       (2)    Ed Hickes
       (3)    Moshin Jaffar

          Schedule 2.08(b) - Intellectual Property and Computer Assets

                                   TRADEMARKS
                                   ----------

   MARK      SERIAL NO./ FILING DATE             GOODS/SERVICES
   ----      -----------------------             --------------

E-SPEED      75/714,304                 brokerage services for transacting
             May 26, 1999               financial securities

SPEED        75/727,060                 brokerage services for transacting
             June 11, 1999              financial securities

                              INTERNET DOMAIN NAMES
                              ---------------------

WWW.ESPEED.COM

          Schedule 2.08(c) - Intellectual Property and Computer Assets

                                      None

                              Schedule 2.09 - Taxes

                                      None

                     Schedule 2.10 - Undisclosed Liabilities

                                      None

                   Schedule 2.11 - Investment Representation

                                      None

                         Schedule 2.12 - Entire Business

                                      None

                     Schedule 4.01 - Consents to Assignment

1. Software License Agreement, dated March 27, 1991, between Cantor Fitzgerald & Co. (Los Angeles) and Sybase, Inc.;

2. Business Continuity Services Master Agreement, dated December 23, 1997, between Comdisco, Inc. and Cantor Fitzgerald Securities;

3. Master Product License Agreement, dated March 3, 1996, between Platinum Technology, Inc. and Cantor Fitzgerald, L.P.;

4. TCG Cerfnet Service Agreement, May 29, 1998, between TCG Cerfnet, Inc. and Cantor Fitzgerald Securities;

5. Software License Agreement, dated February 4, 1993, between TGV Incorporated and Cantor Fitzgerald Securities;

6. Agreement, dated July 22, 1994, between Cisco Systems, Inc. and Cantor Fitzgerald Securities;

7. Embarcadero License Agreement between Embarcadero Technologies, Inc. and Cantor;

8. Customer Support Program Agreement between Sun Microsystems, Inc. and Cantor Fitzgerald Securities;

9. Software End User License Agreement, dated February 27, 1989, between Relational Technology Inc. (Ingres) and Cantor, Fitzgerald Securities Corp.;

10. Alert Broker Agreement, dated August 19, 1993, between Cantor Fitzgerald & Co. and Thomson Financial Services Ltd.;

11. U.S. Multivendor Customer Services Master Agreement, dated November 1, 1998, between Cantor Fitzgerald Securities and Compaq/Digital Equipment Corporation;

12. Professional Services Agreement, dated January 8, 1999, between Cisco Systems, Inc. and Cantor Fitzgerald Securities;

13. Development Agreement, dated January 8, 1999, between J.P. Morgan Securities, Inc. and Cantor Fitzgerald Securities;

14. Lease Agreement, dated November 27, 1996, between the CIT Group/Equipment Financing, Inc. and Cantor Fitzgerald Securities;

15. Lease Agreement, dated August 1, 1997, between the CIT Group/Equipment Financing, Inc. and Cantor Fitzgerald Securities; and

16. Purchase Agreement, dated October 31, 1996, among Cantor Fitzgerald, L.P., The Chase Manhattan Bank, and Partnership Funding L.L.C.

                         Schedule 4.05 - Stock Issuance

                                         Number of Shares of
Entity                                   Class B Common Stock
------                                   ---------------------
1.  Cantor Fitzgerald, L.P.                   8,800,000
2.  Cantor Fitzgerald Securities*            35,199,900
                                         --------------

                  Total:                     43,999,900*
                                         --------------
                                         --------------

-------------

*    Does not include 100 shares of Class B Common Stock issued previously.

                            Schedule 6.02 - Consents

1. Lease Agreement, dated November 27, 1996, between the CIT Group/Equipment Financing, Inc. and Cantor Fitzgerald Securities.

2. Lease Agreement, dated August 1, 1997, between the CIT Group/Equipment Financing, Inc. and Cantor Fitzgerald Securities.

3. Purchase Agreement, dated October 31, 1996, between Cantor Fitzgerald, L.P., The Chase Manhattan Bank, and Partnership Funding L.L.C.